UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices)(Zip Code)

James Mikolaichik 290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2014 through October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1: REPORTS TO STOCKHOLDERS.

MANNING & NAPIER.

Manning & Napier Fund, Inc.

Annual Report | October 31, 2015

www.manning-napier.com

EQUITY SERIES

Equity Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility defined global equity markets during the past year, largely driven by macroeconomic factors. Markets around the world experienced a correction in late August amidst a broad selloff triggered by renewed concerns about economic growth in emerging markets — China in particular — and uncertainty about the effects of that slowdown on overall global growth. Developed economies continued to provide accommodative monetary policy to combat growth concerns, although markets focused near the end of the period on whether the U.S. Federal Reserve would begin to raise policy interest rates. For much of the year, Europe struggled with uncertainty regarding Greece’s ability to secure bailout funding from its creditors, which impaired investor sentiment. China’s economy slowed, but the government continued to demonstrate a willingness to provide support through a combination of policy-easing maneuvers and targeted stimulus measures. The U.S. economy remained on a path of slow growth that nevertheless made it the best performing developed economy. U.S. stocks generally moved higher, whereas global equity markets were notably weaker. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Equity Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth of capital by investing primarily in common stocks. The Series may invest in large, mid, and small size companies within the U.S.

Performance Commentary

U.S. equity markets generally delivered positive absolute returns for the twelve-month period ended October 31, 2015. The S&P 500 Index gained 5.19% while the Russell 3000 Index earned 4.49%. The Equity Series experienced negative absolute returns of -1.46%, however, trailing the broad market on a relative basis. Despite the near-term relative underperformance, the Equity Series continues to provide competitive absolute and relative returns over the current U.S. stock market cycle. The cycle includes a prolonged bear market from April 2000 to February 2009, a recovery, and the current bull market. Since the cycle began, the Equity Series has returned 6.97% annualized, outpacing the Russell 3000 Index’s annualized return of 4.47% and the S&P 500 Index’s 4.11% annualized return.

The Series’ underperformance relative to the Russell 3000 Index during the year was driven by stock selection. Conversely, sector positioning aided relative returns. Regarding major detractors from relative performance, stock selection in Consumer Discretionary, Materials, Industrials, and Financials challenged relative returns.

Offsetting a portion of the relative performance weakness were positive contributions to relative returns from stock selection in Health Care and Information Technology. The Series’ overweight’s to Consumer Discretionary and Information Technology relative to the benchmark also aided relative returns.

In regard to current portfolio positioning, we are focused on finding fundamentally strong businesses that are not heavily reliant upon macroeconomic growth to drive sales and earnings. More specifically, we see value in businesses that we believe have control of their destiny and are taking share in large established markets or are creating new markets on their own. The goal is to identify companies trading at attractive valuations relative to their growth potential.

As we look toward 2016, we believe the U.S. economy is in better shape than the European economies and only modestly impacted by the slowdown in emerging markets. We hold the view that the Fed is not far away from beginning the process of policy normalization, which should include lifting policy interest rates. Our indicators point to volatility still being a buying opportunity and do not suggest capital risk is a significant near-term concern. Shareholders can expect us to remain active, flexible, and selective in our approach in order to avoid overvalued areas of the market, something Manning & Napier has done for over 40 years as an active investment manager.

Please see the next page for additional performance information as of October 31, 2015.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, and interest rate risk.

2

Equity Series

Performance Update as of October 31, 2015

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Equity Series[3,4]	-1.46%	10.08%	6.92%	7.51%
Russell 3000® Index[5]	4.49%	14.14%	7.94%	5.88%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Equity Series for the ten years ended October 31, 2015 to the Russell 3000® Index.

1 The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2 Performance numbers for the Series and Index are calculated from May 1, 1998, the Collective’s inception date (see Note 4 below).

3 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2015, this net expense ratio was 1.05%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.08% for the year ended October 31, 2015.

4 Prior to July 10, 2002, all performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans: All-Equity Collective Investment Trust (the “Collective”), which was managed by Manning & Napier Advisors, Inc. (predecessor to Manning & Napier Advisors, LLC), an affiliate of the distributor, and reorganized into the Manning & Napier Fund, Inc. Equity Series on July 10, 2002. The Collective was not open to the public generally or registered under the Investment Company Act of 1940 and the fees of the Collective were lower than the Series’ fees. Therefore, historical performance of the Collective would have been lower if the Collective had been subject to the same fees as the Series.

5 The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Equity Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/15	ENDING ACCOUNT VALUE 10/31/15	EXPENSES PAID DURING PERIOD* 5/1/15-10/31/15
Actual	$1,000.00	$953.80	$5.17
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.91	$5.35

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.05%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Equity Series

Portfolio Composition as of October 31, 2015

(unaudited)

5

Equity Series

Investment Portfolio - October 31, 2015

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 97.1%

Consumer Discretionary - 20.2%
Diversified Consumer Services - 0.8%
Houghton Mifflin Harcourt Co.*	212,270	$4,158,369

Hotels, Restaurants & Leisure - 2.1%
Yum! Brands, Inc.	147,680	10,471,989

Internet & Catalog Retail - 4.9%
The Priceline Group, Inc.*	11,610	16,883,726
TripAdvisor, Inc.*	91,820	7,692,680

		24,576,406

Media - 12.4%
AMC Networks, Inc. - Class A*	115,840	8,559,418
Discovery Communications, Inc. - Class A*	358,440	10,552,474
Sinclair Broadcast Group, Inc. - Class A	206,310	6,191,363
TEGNA, Inc.	171,080	4,626,003
Time Warner, Inc.	170,390	12,837,183
Tribune Media Co. - Class A	207,680	8,375,734
Twenty-First Century Fox, Inc. - Class A	347,290	10,658,330

		61,800,505

Total Consumer Discretionary		101,007,269

Consumer Staples - 1.6%
Beverages - 1.6%
The Coca-Cola Co.	191,350	8,103,673

Energy - 2.7%
Energy Equipment & Services - 1.0%
Weatherford International plc - ADR*	488,700	5,004,288

Oil, Gas & Consumable Fuels - 1.7%
Range Resources Corp.	273,640	8,329,602

Total Energy		13,333,890

Financials - 8.3%
Capital Markets - 2.1%
BlackRock, Inc.	29,230	10,288,083

Consumer Finance - 2.2%
SLM Corp.*	858,380	6,060,163
Synchrony Financial*	162,990	5,013,572

		11,073,735

Real Estate Investment Trusts (REITS) - 2.5%
Plum Creek Timber Co., Inc.	141,430	5,761,858
Weyerhaeuser Co.	231,960	6,803,387

		12,565,245

The accompanying notes are an integral part of the financial statements.

6

Equity Series

Investment Portfolio - October 31, 2015

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Management & Development - 1.5%
Realogy Holdings Corp.*	195,740	$7,653,434

Total Financials		41,580,497

Health Care - 14.7%
Health Care Equipment & Supplies - 3.8%
Alere, Inc.*	156,400	7,213,168
Intuitive Surgical, Inc.*	23,930	11,883,638

		19,096,806

Health Care Providers & Services - 5.3%
DaVita HealthCare Partners, Inc.*	194,560	15,080,346
Express Scripts Holding Co.*	134,370	11,606,881

		26,687,227

Health Care Technology - 2.6%
Cerner Corp.*	196,430	13,021,345

Life Sciences Tools & Services - 1.5%
Thermo Fisher Scientific, Inc.	56,110	7,338,066

Pharmaceuticals - 1.5%
Johnson & Johnson	75,670	7,644,940

Total Health Care		73,788,384

Industrials - 11.2%
Building Products - 2.1%
Masco Corp.	185,160	5,369,640
Owens Corning	109,850	5,001,471

		10,371,111

Industrial Conglomerates - 4.0%
Danaher Corp.	133,870	12,491,410
General Electric Co.	263,400	7,617,528

		20,108,938

Machinery - 2.1%
Flowserve Corp.	223,740	10,372,586

Road & Rail - 3.0%
Norfolk Southern Corp.	55,900	4,473,677
Union Pacific Corp.	121,350	10,842,623

		15,316,300

Total Industrials		56,168,935

Information Technology - 34.0%
Communications Equipment - 3.1%
Juniper Networks, Inc.	232,930	7,311,673

The accompanying notes are an integral part of the financial statements.

7

Equity Series

Investment Portfolio - October 31, 2015

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Communications Equipment (continued)
QUALCOMM, Inc.	137,370	$8,162,525

		15,474,198

Electronic Equipment, Instruments & Components - 2.0%
FLIR Systems, Inc.	372,180	9,926,041

Internet Software & Services - 9.6%
Alphabet, Inc. - Class A*	16,650	12,277,543
Alphabet, Inc. - Class C*	17,520	12,453,391
eBay, Inc.*	205,960	5,746,284
Facebook, Inc. - Class A*	118,670	12,100,780
HomeAway, Inc.*	181,990	5,743,604

		48,321,602

IT Services - 10.8%
EVERTEC, Inc.	399,960	7,295,270
MasterCard, Inc. - Class A	160,700	15,907,693
PayPal Holdings, Inc.*	201,750	7,265,017
VeriFone Systems, Inc.*	279,720	8,430,761
Visa, Inc. - Class A	193,130	14,983,025

		53,881,766

Software - 5.8%
ANSYS, Inc.*	58,520	5,577,541
Aspen Technology, Inc.*	134,070	5,549,157
Autodesk, Inc.*	142,690	7,875,061
Electronic Arts, Inc.*	138,230	9,962,236

		28,963,995

Technology Hardware, Storage & Peripherals - 2.7%
Apple, Inc.	113,250	13,533,375

Total Information Technology		170,100,977

Materials - 4.4%
Chemicals - 2.2%
Monsanto Co.	118,010	11,000,892

Metals & Mining - 2.2%
Alcoa, Inc.	1,265,890	11,304,398

Total Materials		22,305,290

TOTAL COMMON STOCKS
(Identified Cost $466,583,616)		486,388,915

The accompanying notes are an integral part of the financial statements.

8

Equity Series

Investment Portfolio - October 31, 2015

		VALUE
	SHARES	(NOTE 2)

SHORT-TERM INVESTMENT - 2.7%
Dreyfus Cash Management, Inc. - Institutional Shares[1], 0.06%
(Identified Cost $ 13,663,333)	13,663,333	$13,663,333

TOTAL INVESTMENTS - 99.8%
(Identified Cost $ 480,246,949)		500,052,248
OTHER ASSETS, LESS LIABILITIES - 0.2%		893,971

NET ASSETS - 100%		$500,946,219

ADR - American Depositary Receipt

*Non-income producing security.

1Rate shown is the current yield as of October 31, 2015.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Equity Series

Statement of Assets and Liabilities

October 31, 2015

ASSETS:

Investments, at value (identified cost $ 480,246,949) (Note 2)	$500,052,248
Receivable for securities sold	1,803,518
Receivable for fund shares sold	389,897
Dividends receivable	202,315
Prepaid expenses	56

TOTAL ASSETS	502,448,034

LIABILITIES:

Accrued management fees (Note 3)	432,695
Accrued transfer agent fees (Note 3)	31,254
Accrued fund accounting and administration fees (Note 3)	22,857
Accrued Directors’ fees (Note 3)	1,209
Accrued Chief Compliance Officer service fees (Note 3)	421
Payable for fund shares repurchased	848,116
Accrued printing and postage fees	84,549
Other payables and accrued expenses	80,714

TOTAL LIABILITIES	1,501,815

TOTAL NET ASSETS	$500,946,219

NET ASSETS CONSIST OF:

Capital stock	$301,348
Additional paid-in-capital	427,679,705
Undistributed net investment income	22,314
Accumulated net realized gain on investments	53,137,553
Net unrealized appreciation (depreciation) on investments	19,805,299

TOTAL NET ASSETS	$500,946,219

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($500,946,219/30,134,823 shares)	$16.62

The accompanying notes are an integral part of the financial statements.

10

Equity Series

Statement of Operations

For the Year Ended October 31, 2015

INVESTMENT INCOME:

Dividends	$8,426,292

EXPENSES:

Management fees (Note 3)	7,707,491
Transfer agent fees (Note 3)	134,261
Fund accounting and administration fees (Note 3)	97,879
Directors’ fees (Note 3)	31,062
Chief Compliance Officer service fees (Note 3)	2,520
Custodian fees	57,416
Miscellaneous	284,024

Total Expenses	8,314,653
Less reduction of expenses (Note 3)	(232,226)

Net Expenses	8,082,427

NET INVESTMENT INCOME	343,865

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	108,788,624
Net change in unrealized appreciation (depreciation) on investments	(104,920,453)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	3,868,171

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,212,036

The accompanying notes are an integral part of the financial statements.

11

Equity Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$343,865	$(93,507)
Net realized gain on investments	108,788,624	235,731,957
Net change in unrealized appreciation (depreciation) on investments	(104,920,453)	(80,831,677)

Net increase from operations	4,212,036	154,806,773

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(246,854)	(486,768)
From net realized gain on investments	(202,981,217)	(164,860,135)

Total distributions to shareholders	(203,228,071)	(165,346,903)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(590,372,793)	63,355,672

Net increase (decrease) in net assets	(789,388,828)	52,815,542

NET ASSETS:

Beginning of year	1,290,335,047	1,237,519,505

End of year (including undistributed net investment income of $22,314 and $0, respectively)	$500,946,219	$1,290,335,047

The accompanying notes are an integral part of the financial statements.

12

Equity Series

Financial Highlights

	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$21.15	$21.60	$19.03	$18.45	$17.91

Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.00)[2]	0.01	0.01	0.04
Net realized and unrealized gain (loss) on investments	(0.42)	2.51	5.14	1.26	0.55

Total from investment operations	(0.41)	2.51	5.15	1.27	0.59

Less distributions to shareholders:
From net investment income	(0.00)[2]	(0.01)	(0.03)	(0.04)	(0.05)
From net realized gain on investments	(4.12)	(2.95)	(2.55)	(0.65)	—

Total distributions to shareholders	(4.12)	(2.96)	(2.58)	(0.69)	(0.05)

Net asset value - End of year	$16.62	$21.15	$21.60	$19.03	$18.45

Net assets - End of year (000’s omitted)	$500,946	$1,290,335	$1,237,520	$1,418,468	$1,925,038

Total return[3]	(1.46%)	13.23%	30.61%	7.37%	3.30%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	0.04%	(0.01%)	0.06%	0.06%	0.24%
Portfolio turnover	62%	61%	52%	63%	54%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:
	0.03%	0.02%	0.06%	0.05%	0.02%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

The accompanying notes are an integral part of the financial statements.

13

Equity Series

Notes to Financial Statements

1.	Organization

Equity Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth of capital.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2015, 10.7 billion shares have been designated in total among 41 series, of which 200 million have been designated as Equity Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of October 31, 2015 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$101,007,269	$101,007,269	$—	$—
Consumer Staples	8,103,673	8,103,673	—	—
Energy	13,333,890	13,333,890	—	—
Financials	41,580,497	41,580,497	—	—
Health Care	73,788,384	73,788,384	—	—
Industrials	56,168,935	56,168,935	—	—
Information Technology	170,100,977	170,100,977	—	—
Materials	22,305,290	22,305,290	—	—
Mutual Fund	13,663,333	13,663,333	—	—

Total assets	$500,052,248	$500,052,248	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2014 or October 31, 2015.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2015.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2015, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the

15

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

years ended October 31, 2012 through October 31, 2015. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least February 29, 2016, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.05% of average daily net assets each year. Accordingly, the Advisor waived fees of $232,226 for the year ended October 31, 2015, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

16

Equity Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2015, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $468,264,127 and $1,213,960,237, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Equity Series were:

	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	7,560,319	$132,732,396	15,707,742	$325,559,753
Reinvested	12,219,383	198,472,048	6,888,560	130,193,777
Repurchased	(50,651,323)	(921,577,237)	(18,889,945)	(392,397,858)

Total	(30,871,621)	$(590,372,793)	3,706,357	$63,355,672

At October 31, 2015, the retirement plan of the Advisor and its affiliates owned 359,770 shares of the Series (1.2% of shares outstanding) valued at $5,979,371.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2015.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

17

Equity Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2015, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $52,928,838, decrease Undistributed Net Investment Income by $74,697 and decrease Accumulated Net Realized Gain on Investments by $52,854,141. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14
Ordinary income	$49,123,867	$42,144,643
Long-term capital gains	154,104,204	123,202,260

At October 31, 2015, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$484,602,079
Unrealized appreciation	52,761,509
Unrealized depreciation	(37,311,340)

Net unrealized appreciation	$15,450,169

Undistributed ordinary income	$5,567,330
Undistributed long-term capital gains	$51,947,667

9.	Subsequent Events

In preparing these financial statements, management of the Series has evaluated events and transactions for recognition or disclosure through the date the financial statements were available to be issued and the following item was noted:

In November 2015, significant redemptions occurred in the Fund. These redemptions totaled approximately $274,800,000, which amounts to roughly 55% of net assets attributable to shareholders at October 31, 2015.

18

Equity Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 18, 2015

19

Equity Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $8,012,247 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 27.20%.

The Series designates $104,741,938 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2015.

20

Equity Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	James E. Mikolaichik*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2015
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2011 - Manning & Napier Advisors, LLC; Executive Vice President and Head of Strategy (2008-2011) and Chief Risk Officer (2004-2008) - Old Mutual Asset Management.
Holds or has held one or more of the following title for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and
Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments);
Managing Member, PMSV Holdings LLC (investments) since 1991;
Managing Member, Venbio (investments) since 2010
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-2009)
GMP Companies (2000-2011)
Cytos Biotechnology Ltd. (2012-present)

21

Equity Series

Directors’ and Officers’ Information
(unaudited)
Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present)
Amherst Early Music, Inc. (non-profit)(2009-present)
Gotham Early Music Scene, Inc. (non-profit)(2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (1972-present)
Culinary Institute of America (non-profit college) (1985-present)
George Eastman House (museum) (1988-present)
National Restaurant Association (restaurant trade organization) (1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present)
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

22

Equity Series

Directors’ and Officers’ Information
(unaudited)

Officers (continued)
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004;
Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000;
Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor. Mr. Mikolaichik serves as the Chief Financial Officer for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

23

Equity Series

Results of Special Meeting of Shareholders

(unaudited)

A Special Meeting of the Shareholders of the Fund was held on August 18, 2015. The number of votes necessary to conduct the meeting and approve the proposal was obtained, and the results of the vote of shareholders of all the Series of the Fund voting together in the aggregate is listed below:

PROPOSAL 1:

Election of Directors

	NUMBER OF SHARES VOTED FOR	NUMBER OF SHARES WITHELD
Stephen B. Ashley	883,968,395	8,618,094
Paul A. Brooke	884,510,661	8,075,828
Peter L. Faber	884,140,893	8,445,596
James E. Mikolaichik	883,391,832	9,194,657
Harris H. Rusitzky	620,022,215	272,564,274
Chester N. Watson	884,638,809	7,947,680

24

{This page intentionally left blank}

25

Equity Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNEQY-10/15-AR

MANNING & NAPIER.

Manning & Napier Fund, Inc.

Annual Report | October 31, 2015

www.manning-napier.com

TAX MANAGED SERIES

Tax Managed Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility defined global equity markets during the past year, largely driven by macroeconomic factors. Markets around the world experienced a correction in late August amidst a broad selloff triggered by renewed concerns about economic growth in emerging markets — China in particular — and uncertainty about the effects of that slowdown on overall global growth. Developed economies continued to provide accommodative monetary policy to combat growth concerns, although markets focused near the end of the period on whether the U.S. Federal Reserve would begin to raise policy interest rates. For much of the year, Europe struggled with uncertainty regarding Greece’s ability to secure bailout funding from its creditors, which impaired investor sentiment. China’s economy slowed, but the government continued to demonstrate a willingness to provide support through a combination of policy-easing maneuvers and targeted stimulus measures. The U.S. economy remained on a path of slow growth that nevertheless made it the best performing developed economy. U.S. stocks generally moved higher, whereas global equity markets were notably weaker. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Tax Managed Series

Fund Commentary

(unaudited)

Investment Objective

To maximize long-term growth while attempting to minimize the impact of taxes on the total return earned by shareholders. The Series provides exposure to equity securities and is designed to benefit those investors who are conscious of tax implications in their portfolios.

Performance Commentary

U.S. equity markets generally delivered positive absolute returns for the twelve-month period ended October 31, 2015. The S&P 500 Index gained 5.19% while the Russell 3000 Index earned 4.49%. Global equity markets were generally much weaker during the one-year period as the MSCI ACWI ex USA Index (ACWIxUS) returned -4.68%. The Tax Managed Series experienced negative absolute returns of -1.67%, trailing its primary benchmark, the Russell 3000 Index on a relative basis. Despite the near-term relative underperformance, the Tax Managed Series continues to provide competitive absolute and relative returns over the current U.S. stock market cycle. The cycle includes a prolonged bear market from April 2000 to February 2009, a recovery, and the current bull market. Since the cycle began, the Tax Managed Series has returned 6.30% annualized, outpacing the Russell 3000 Index’s annualized return of 4.47%.

The Series’ underperformance relative to the Russell 3000 Index during the year was driven by stock selection. Conversely, sector positioning aided relative returns. Regarding major detractors from relative performance, stock selection in Consumer Discretionary, Materials, Financials, and Consumer Staples challenged relative returns.

Offsetting a portion of the relative performance weakness was a positive contribution to relative returns from stock selection in Information Technology. The Series’ overweights to Consumer Discretionary and Information Technology relative to the benchmark also aided relative returns, as these were the best performing sectors within the benchmark during the period.

In regard to current portfolio positioning, we are focused on finding fundamentally strong businesses that are not heavily reliant upon macroeconomic growth to drive sales and earnings. More specifically, we see value in businesses that we believe have control of their destiny and are taking share in large established markets or are creating new markets on their own. The goal is to identify companies trading at attractive valuations relative to their growth potential.

As we look toward 2016, we believe the U.S. economy is in better shape than the European economies and only modestly impacted by the slowdown in emerging markets. We hold the view that the Fed is not far away from beginning the process of policy normalization, which should include lifting policy interest rates. Broadly speaking, valuations in the developed world remain neutral at best, whereas valuations in select emerging markets are relatively more attractive. Our indicators point to volatility still being a buying opportunity and do not suggest capital risk is a significant near-term concern. Shareholders can expect us to remain active, flexible, and selective in our approach in order to avoid overvalued areas of the market, something Manning & Napier has done for over 40 years as an active investment manager.

Please see the next page for additional performance information as of October 31, 2015.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, and interest rate risk.

2

Tax Managed Series

Performance Update as of October 31, 2015

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Tax Managed Series
Returns Before Taxes[3,5]	-1.67%	9.67%	7.09%	9.09%
Returns After Taxes on Distributions[4,5]	-6.05%	7.79%	5.79%	8.29%
Returns After Taxes on Distributions and Sale of Series
Shares[4,5]	2.56%	7.63%	5.74%	7.82%
Russell 3000® Index[6]	4.49%	14.14%	7.94%	8.68%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Tax Managed Series (returns before taxes) for the ten years ended October 31, 2015 to the Russell 3000® Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from November 1, 1995, the Series’ inception date.

3Returns before taxes do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2015, this net expense ratio was 1.20%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.43% for the year ended October 31, 2015.

4Returns after taxes on distributions assume that an investor owned the Series during the entire period and paid taxes on the Series’ distributions. Returns after taxes on distributions and sale of Series shares assume that an investor paid taxes on the Series’ distributions and sold all shares at the end of each period. After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not indicative of future tax effects. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

5The Series’ performance is historical and may not be indicative of future results.

6The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Tax Managed Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/15	ENDING ACCOUNT VALUE 10/31/15	EXPENSES PAID DURING PERIOD* 5/1/15-10/31/15
Actual	$1,000.00	$945.20	$5.88
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.16	$6.11

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Tax Managed Series

Portfolio Composition as of October 31, 2015

(unaudited)

5

Tax Managed Series

Investment Portfolio - October 31, 2015

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 97.5%

Consumer Discretionary - 20.4%
Diversified Consumer Services - 0.7%
Houghton Mifflin Harcourt Co.*	8,080	$158,287

Hotels, Restaurants & Leisure - 1.5%
Yum! Brands, Inc.	4,650	329,732

Household Durables - 0.1%
TopBuild Corp.*	1,031	29,002

Internet & Catalog Retail - 4.5%
The Priceline Group, Inc.*	450	654,408
TripAdvisor, Inc.*	4,030	337,633

		992,041

Media - 12.4%
AMC Networks, Inc. - Class A*	4,910	362,800
Discovery Communications, Inc. - Class A*	17,010	500,774
Liberty Global plc - Class A - ADR (United Kingdom)*	5,180	230,614
Nexstar Broadcasting Group, Inc. - Class A	3,290	175,127
Sinclair Broadcast Group, Inc. - Class A	7,660	229,877
TEGNA, Inc.	7,830	211,723
Time Warner, Inc.	7,280	548,475
Twenty-First Century Fox, Inc. - Class A	16,330	501,168

		2,760,558

Textiles, Apparel & Luxury Goods - 1.2% lululemon athletica, Inc.*	5,440	267,485

Total Consumer Discretionary		4,537,105

Consumer Staples - 10.1%
Beverages - 6.0%
AMBEV S.A. - ADR (Brazil)	67,770	330,040
Anheuser-Busch InBev N.V. (Belgium)[1]	3,580	427,182
The Coca-Cola Co.	7,010	296,873
Diageo plc (United Kingdom)[1]	9,810	282,820

		1,336,915

Food Products - 1.3%
Nestle S.A. (Switzerland)[1]	3,800	290,221

Personal Products - 2.8%
Beiersdorf AG (Germany)[1]	3,320	315,320
Unilever plc - ADR (United Kingdom)	6,670	296,481

		611,801

Total Consumer Staples		2,238,937

Energy - 3.1%
Energy Equipment & Services - 2.3%
Schlumberger Ltd.	4,190	327,490

The accompanying notes are an integral part of the financial statements.

6

Tax Managed Series

Investment Portfolio - October 31, 2015

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Energy Equipment & Services (continued)
Weatherford International plc - ADR*	18,600	$190,464

		517,954

Oil, Gas & Consumable Fuels - 0.8%
Range Resources Corp.	6,090	185,380

Total Energy		703,334

Financials - 3.6%
Consumer Finance - 0.8%
Synchrony Financial*	6,050	186,098

Real Estate Investment Trusts (REITS) - 2.1%
Plum Creek Timber Co., Inc.	5,180	211,033
Weyerhaeuser Co.	8,620	252,825

		463,858

Real Estate Management & Development - 0.7%
Realogy Holdings Corp.*	3,770	147,407

Total Financials		797,363

Health Care - 19.0%
Health Care Equipment & Supplies - 4.9%
Alere, Inc.*	5,920	273,030
Intuitive Surgical, Inc.*	900	446,940
Medtronic plc	5,170	382,166

		1,102,136

Health Care Providers & Services - 5.1%
DaVita HealthCare Partners, Inc.*	5,550	430,181
Express Scripts Holding Co.*	4,340	374,889
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	3,560	320,427

		1,125,497

Health Care Technology - 2.1%
Cerner Corp.*	7,090	469,996

Life Sciences Tools & Services - 2.2%
QIAGEN N.V. - ADR*	9,240	223,331
Thermo Fisher Scientific, Inc.	2,130	278,561

		501,892

Pharmaceuticals - 4.7%
Eli Lilly & Co.	6,210	506,550
Johnson & Johnson	2,780	280,863
Sanofi - ADR (France)	4,940	248,680

		1,036,093

Total Health Care		4,235,614

The accompanying notes are an integral part of the financial statements.

7

Tax Managed Series

Investment Portfolio - October 31, 2015

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Industrials - 7.9%
Building Products - 1.2%
Masco Corp.	9,280	$269,120

Industrial Conglomerates - 3.0%
Danaher Corp.	4,080	380,705
General Electric Co.	9,820	283,994

		664,699

Machinery - 1.8%
Flowserve Corp.	8,380	388,497

Road & Rail - 1.9%
Norfolk Southern Corp.	2,360	188,871
Union Pacific Corp.	2,720	243,032

		431,903

Total Industrials		1,754,219

Information Technology - 29.5%
Communications Equipment - 4.6%
Juniper Networks, Inc.	23,430	735,468
QUALCOMM, Inc.	4,970	295,317

		1,030,785

Electronic Equipment, Instruments & Components - 1.6%
FLIR Systems, Inc.	13,120	349,910

Internet Software & Services - 9.2%
Alphabet, Inc. - Class A*	760	560,416
Alphabet, Inc. - Class C*	772	548,745
eBay, Inc.*	8,210	229,059
Facebook, Inc. - Class A*	5,400	550,638
HomeAway, Inc.*	4,700	148,332

		2,037,190

IT Services - 7.5%
MasterCard, Inc. - Class A	6,110	604,829
PayPal Holdings, Inc.*	8,210	295,642
VeriFone Systems, Inc.*	7,770	234,188
Visa, Inc. - Class A	6,920	536,854

		1,671,513

Software - 4.4%
ANSYS, Inc.*	2,060	196,339
Aspen Technology, Inc.*	4,920	203,639
Autodesk, Inc.*	5,540	305,753
Electronic Arts, Inc.*	3,660	263,776

		969,507

The accompanying notes are an integral part of the financial statements.

8

Tax Managed Series

Investment Portfolio - October 31, 2015

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Technology Hardware, Storage & Peripherals - 2.2%
Apple, Inc.	4,200	$501,900

Total Information Technology		6,560,805

Materials - 3.9%
Chemicals - 2.6%
Monsanto Co.	6,130	571,439

Metals & Mining - 1.3%
Alcoa, Inc.	32,680	291,832

Total Materials		863,271

TOTAL COMMON STOCKS
(Identified Cost $18,128,070)		21,690,648

SHORT-TERM INVESTMENT - 2.6%
Dreyfus Cash Management, Inc. - Institutional Shares[2], 0.06%
(Identified Cost $573,440)	573,440	573,440

TOTAL INVESTMENTS - 100.1%
(Identified Cost $18,701,510)		22,264,088
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(32,909)

NET ASSETS - 100%		$22,231,179

ADR - American Depositary Receipt

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of October 31, 2015.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Tax Managed Series

Statement of Assets and Liabilities

October 31, 2015

ASSETS:

Investments, at value (identified cost $18,701,510) (Note 2)	$22,264,088
Foreign tax reclaims receivable	14,697
Dividends receivable	8,960
Receivable for fund shares sold	13

TOTAL ASSETS	22,287,758

LIABILITIES:

Accrued management fees (Note 3)	8,882
Accrued fund accounting and administration fees (Note 3)	8,174
Accrued transfer agent fees (Note 3)	1,714
Accrued Chief Compliance Officer service fees (Note 3)	421
Accrued Directors’ fees (Note 3)	22
Audit fees payable	21,987
Accrued printing and postage fees	10,139
Other payables and accrued expenses	5,240

TOTAL LIABILITIES	56,579

TOTAL NET ASSETS	$22,231,179

NET ASSETS CONSIST OF:

Capital stock	$8,417
Additional paid-in-capital	15,982,964
Undistributed net investment income	21,987
Accumulated net realized gain (loss) on investments, foreign currency and translation of other assets and liabilities	2,657,114
Net unrealized appreciation (depreciation) on investments, foreign currency and translation of other assets and liabilities	3,560,697

TOTAL NET ASSETS	$22,231,179

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A
($22,231,179/841,741 shares)	$26.41

The accompanying notes are an integral part of the financial statements.

10

Tax Managed Series

Statement of Operations

For the Year Ended October 31, 2015

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $9,289)	$358,063

EXPENSES:

Management fees (Note 3)	269,159
Fund accounting and administration fees (Note 3)	35,166
Transfer agent fees (Note 3)	6,423
Chief Compliance Officer service fees (Note 3)	2,520
Directors’ fees (Note 3)	1,023
Audit fees	31,660
Custodian fees	4,661
Miscellaneous	33,148

Total Expenses	383,760
Less reduction of expenses (Note 3)	(60,770)

Net Expenses	322,990

NET INVESTMENT INCOME	35,073

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	2,702,943
Foreign currency and translation of other assets and liabilities	(384)

2,702,559

Net change in unrealized appreciation (depreciation) on-
Investments	(3,183,123)
Foreign currency and translation of other assets and liabilities	(1,017)

(3,184,140)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(481,581)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(446,508)

The accompanying notes are an integral part of the financial statements.

11

Tax Managed Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$35,073	$39,346
Net realized gain (loss) on investments and foreign currency	2,702,559	5,677,095
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(3,184,140)	(1,671,358)

Net increase (decrease) from operations	(446,508)	4,045,083

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(35,591)	(12,151)
From net realized gain on investments	(5,685,380)	(4,642,767)

Total distributions to shareholders	(5,720,971)	(4,654,918)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(5,783,374)	1,123,252

Net increase (decrease) in net assets	(11,950,853)	513,417

NET ASSETS:

Beginning of year	34,182,032	33,668,615

End of year (including undistributed net investment income of $21,987 and $32,376,respectively)	$22,231,179	$34,182,032

The accompanying notes are an integral part of the financial statements.

12

Tax Managed Series

Financial Highlights

	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$33.05	$33.95	$27.69	$24.96	$25.01
Income (loss) from investment operations:
Net investment income[1]	0.04	0.04	0.04	0.03	0.08
Net realized and unrealized gain (loss) on investments	(0.70)	3.73	7.52	2.77	(0.06)

Total from investment operations	(0.66)	3.77	7.56	2.80	0.02

Less distributions to shareholders:
From net investment income	(0.04)	(0.01)	(0.06)	(0.07)	(0.07)
From net realized gain on investments	(5.94)	(4.66)	(1.24)	—	—

Total distributions to shareholders	(5.98)	(4.67)	(1.30)	(0.07)	(0.07)

Net asset value - End of year	$26.41	$33.05	$33.95	$27.69	$24.96

Net assets - End of year (000’s omitted)	$22,231	$34,182	$33,669	$29,776	$47,663

Total return[2]	(1.67%)	12.82%	28.41%	11.28%	0.08%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.13%	0.11%	0.13%	0.12%	0.29%
Portfolio turnover	60%	47%	56%	47%	57%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	0.23%	0.13%	0.15%	0.10%	0.04%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

13

Tax Managed Series

Notes to Financial Statements

1.	Organization

Tax Managed Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to maximize long-term growth while attempting to minimize the impact of taxes on the total return earned by shareholders.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2015, 10.7 billion shares have been designated in total among 41 series, of which 87.5 million have been designated as Tax Managed Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

14

Tax Managed Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2015 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$4,537,105	$4,537,105	$—	$—
Consumer Staples	2,238,937	923,394	1,315,543	—
Energy	703,334	703,334	—	—
Financials	797,363	797,363	—	—
Health Care	4,235,614	3,915,187	320,427	—
Industrials	1,754,219	1,754,219	—	—
Information Technology	6,560,805	6,560,805	—	—
Materials	863,271	863,271	—	—
Mutual Fund	573,440	573,440	—	—

Total assets	$22,264,088	$20,628,118	$1,635,970	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of October 31, 2014 or October 31, 2015.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2015.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and

15

Tax Managed Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2015, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2012 through October 31, 2015. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

16

Tax Managed Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least February 29, 2016, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $60,770 for the year ended October 31, 2015, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2015, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $15,632,874 and $25,937,196, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Tax Managed Series were:

	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	87,223	$2,406,990	134,805	$4,412,182
Reinvested	212,488	5,512,395	152,482	4,482,969
Repurchased	(492,364)	(13,702,759)	(244,469)	(7,771,899)

Total	(192,653)	$(5,783,374)	42,818	$1,123,252

At October 31, 2015, one shareholder account owned 156,632 shares of the Series (18.6% of shares outstanding) valued at $4,136,664. Investment activities of these shareholders may have a material effect on the Series.

17

Tax Managed Series

Notes to Financial Statements (continued)

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2015.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2015, amounts were reclassified within the capital accounts to decrease Undistributed Net Investment Income by $9,871 and increase Accumulated Net Realized Gain on Investments by $9,871. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14
Ordinary income	$35,591	$11,339
Long-term capital gains	5,685,380	4,643,579

At October 31, 2015, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$18,701,510
Unrealized appreciation	4,184,919
Unrealized depreciation	(622,341)

Net unrealized appreciation	$3,562,578

Undistributed ordinary income	$21,987
Undistributed long-term capital gains	$2,657,114

18

Tax Managed Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and

Shareholders of Tax Managed Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax Managed Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 18, 2015

19

Tax Managed Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $346,877 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 100%.

The Series designates $2,790,017 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2015.

20

Tax Managed Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	James E. Mikolaichik*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since August 2015
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2011 - Manning & Napier Advisors, LLC;
Executive Vice President and Head of Strategy (2008-2011) and Chief Risk Officer (2004-2008) - Old Mutual Asset Management.
Holds or has held one or more of the following title for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments);
Chairman (2007-2009) - Alsius Corporation (investments);
Managing Member, PMSV Holdings LLC (investments) since 1991;
Managing Member, Venbio (investments) since 2010
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-2009)
GMP Companies (2000-2011)
Cytos Biotechnology Ltd. (2012-present)

21

Tax Managed Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present)
Amherst Early Music, Inc. (non-profit)(2009-present)
Gotham Early Music Scene, Inc. (non-profit)(2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (1972-present)
Culinary Institute of America (non-profit college) (1985-present)
George Eastman House (museum) (1988-present)
National Restaurant Association (restaurant trade organization)
(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present)
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

22

Tax Managed Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance
Specialist (2009-2015) - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004;
Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000;
Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor. Mr. Mikolaichik serves as the Chief Financial Officer for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

23

Tax Managed Series

Results of Special Meeting of Shareholders

(unaudited)

A Special Meeting of the Shareholders of the Fund was held on August 18, 2015. The number of votes necessary to conduct the meeting and approve the proposal was obtained, and the results of the vote of shareholders of all the Series of the Fund voting together in the aggregate is listed below:

PROPOSAL 1:

Election of Directors

	NUMBER OF SHARES VOTED FOR	NUMBER OF SHARES WITHELD
Stephen B. Ashley	883,968,395	8,618,094
Paul A. Brooke	884,510,661	8,075,828
Peter L. Faber	884,140,893	8,445,596
James E. Mikolaichik	883,391,832	9,194,657
Harris H. Rusitzky	620,022,215	272,564,274
Chester N. Watson	884,638,809	7,947,680

24

{This page intentionally left blank}

25

Tax Managed Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNTAX-10/15-AR

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility defined global equity markets during the past year, largely driven by macroeconomic factors. Markets around the world experienced a correction in late August amidst a broad selloff triggered by renewed concerns about economic growth in emerging markets — China in particular — and uncertainty about the effects of that slowdown on overall global growth. Developed economies continued to provide accommodative monetary policy to combat growth concerns, although markets focused near the end of the period on whether the U.S. Federal Reserve would begin to raise policy interest rates. For much of the year, Europe struggled with uncertainty regarding Greece’s ability to secure bailout funding from its creditors, which impaired investor sentiment. China’s economy slowed, but the government continued to demonstrate a willingness to provide support through a combination of policy-easing maneuvers and targeted stimulus measures. The U.S. economy remained on a path of slow growth that nevertheless made it the best performing developed economy. U.S. stocks generally moved higher, whereas global equity markets were notably weaker. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Fund Commentary

(unaudited)

Investment Objective

To provide capital growth and manage risk for investors planning to retire (or meet another investment goal) in or around the year indicated in the fund’s name.

The Target Series include eleven distinct mutual funds, each of which is managed to a designated target date. The investment objective of each Series is strategically allocated to become increasingly conservative as the specified target date approaches. The Target 2050, 2040, 2030, 2020, and Target Income Series were launched on March 28, 2008; the Target 2055, 2045, 2035, 2025 and Target 2015 Series were launched on June 25, 2012; and the Target 2060 Series was launched on September 21, 2015. The Target 2010 Series closed as of September 21, 2015, and all assets were merged into the Target Income Series in accordance with the target date glide path.

Performance Commentary

U.S. equity markets generally delivered positive absolute returns for the twelve-month period ended October 31, 2015. The S&P 500 Index gained 5.19%. In contrast, global equity market performance was much weaker. The broad MSCI ACWI ex USA Index (ACWIxUS) returned -4.68%. Meanwhile, bond markets as represented by the Barclays U.S. Aggregate Bond Index, were positive, returning 1.96%. Each of the Target Series launched in 2008 and 2012 experienced negative absolute returns and underperformed its respective blended benchmark on a relative basis during the one year period.

Among key drivers of each Series’ underperformance relative to their blended benchmarks during the year were stock selection and fixed income selection. Regarding stock selection, certain investments in Consumer Discretionary, Industrials, Materials, Energy, and Consumer Staples challenged relative returns.

Conversely, equity sector positioning aided relative returns. Specifically, each Series’ overweight to Consumer Discretionary and Information Technology versus their blended benchmarks were notable positive contributors to relative performance. Additionally, stock selection in Information Technology and Health Care aided relative returns. These factors offset a portion of the Series’ relative underperformance.

In regard to current portfolio positioning, in the equity portion of the Series, we are focused on finding fundamentally strong businesses that are not heavily reliant upon macroeconomic growth to drive sales and earnings. More specifically, we see value in businesses that we believe have control of their destiny and are taking share in large established markets or are creating new markets on their own. The goal is to identify companies trading at attractive valuations relative to their growth potential.

In fixed income markets, we continue to focus on opportunities we are seeing in investment-grade corporate bonds. A selective approach to the below investment-grade corporate space is helping us find value there as well, however, opportunities are becoming more scarce as investors reach for yield. With regard to government debt, we continue to favor Agencies over Treasuries. In addition, we do not believe current yields in longer-term bonds are at levels to fully compensate for the risk that is present in today’s interest rate environment and, as a result, our portfolios have a relatively short duration.

As we look toward 2016, we continue to believe that the slowdown in the Chinese economy is part-and-parcel of the country’s transition from an investment-led model to a more stable and sustainable economy driven by domestic consumption. There is scope for domestic demand to pick up in Europe, which could help growth in the region to stabilize at weak levels with a modestly improving trend heading into 2016. In our view, the U.S. economy is in better shape than the European economies and only modestly impacted by the slowdown in emerging markets. Broadly speaking, valuations in the developed world remain neutral at best, whereas valuations in select emerging markets are relatively more attractive. Our indicators point to volatility still being a buying opportunity and do not suggest capital risk is a significant near-term concern. Shareholders can expect us to remain active, flexible, and selective in our approach in order to avoid overvalued areas of the market, something Manning & Napier has done for over 40 years as an active investment manager.

2

Fund Commentary

(unaudited)

Performance	Commentary (continued)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Each Manning & Napier Fund, Inc. Target Series is invested in one or two of four proprietary lifestyle funds, the Manning & Napier Fund, Inc. Pro-Blend® Series, based on the Target Series becoming increasingly conservative over time. Because the underlying funds invest in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. Investing in target date funds will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and small-cap/mid-cap risk, as the underlying investments change over time. Investments in options and futures, like all derivatives, can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses. Principal value is not guaranteed at any time, including at the target date (the approximate year when an investor plans to stop contributions and start periodic withdrawals).

3

Performance Update as of October 31, 2015 - Target Income Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target Income Series - Class K3	-1.38%	4.26%	4.77%
Manning & Napier Fund, Inc. - Target Income Series - Class R3	-1.70%	3.96%	4.48%
Manning & Napier Fund, Inc. - Target Income Series - Class I3	-1.21%	4.51%	5.02%
Standard & Poor’s (S&P) Target Date Retirement Income Index[4]	1.59%	5.20%	4.39%
Income Composite Benchmark[5]	2.26%	5.10%	5.15%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target Income Series - Class K from its inception2 (3/28/08) to present (10/31/15) to the S&P Target Date Retirement Income Index and the Income Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. Performance numbers for the S&P Target Date Index and Income Composite Benchmark are calculated from April 1, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2015, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.46% for Class K, 0.71% for Class R and 0.21% for Class I for the year ended October 31, 2015.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2014 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic

4

Performance Update as of October 31, 2015 - Target Income Series

(unaudited)

investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date.

5

Performance Update as of October 31, 2015 - Target 2015 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2015 - Class K3	-2.04%	6.65%
Manning & Napier Fund, Inc. - Target 2015 - Class R3	-2.37%	6.45%
Manning & Napier Fund, Inc. - Target 2015 - Class I3	-1.78%	6.94%
S&P Target Date 2015 Index[4]	1.92%	7.52%
2015 Composite Benchmark[5]	2.29%	6.86%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2015 Series - Class K from its inception2 (6/25/12) to present (10/31/15) to the S&P Target Date 2015 Index and the 2015 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the S&P Target Date Index and Income Composite Benchmark are calculated from July 1, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2015, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.44% for Class K, 1.69% for Class R and 1.19% for Class I for the year ended October 31, 2015.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2014 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging

6

Performance Update as of October 31, 2015 - Target 2015 Series

(unaudited)

market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date.

7

Performance Update as of October 31, 2015 - Target 2020 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2020 Series - Class K3	-2.24%	5.97%	4.98%
Manning & Napier Fund, Inc. - Target 2020 Series - Class R3	-2.13%	5.70%	4.69%
Manning & Napier Fund, Inc. - Target 2020 Series - Class I3	-1.87%	6.24%	5.25%
S&P Target Date 2020 Index[4]	2.03%	7.69%	5.62%
2020 Composite Benchmark[5]	2.28%	7.03%	5.53%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2020 Series - Class K from its inception2 (3/28/08) to present (10/31/15) to the S&P Target Date 2020 Index and the 2020 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. Performance numbers for the S&P Target Date Index and Income Composite Benchmark are calculated from April 1, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2015, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.34% for Class K, 0.59% for Class R and 0.09% for Class I for the year ended October 31, 2015.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2014 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic

8

Performance Update as of October 31, 2015 - Target 2020 Series

(unaudited)

investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date.

9

Performance Update as of October 31, 2015 - Target 2025 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015
	ONE YEAR[1]	SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Target 2025 Series - Class K3	-2.31%	9.02%
Manning & Napier Fund, Inc. - Target 2025 Series - Class R3	-2.44%	8.89%
Manning & Napier Fund, Inc. - Target 2025 Series - Class I3	-2.00%	9.17%
S&P Target Date 2025 Index[4]	1.96%	9.36%
2025 Composite Benchmark[5]	2.29%	8.23%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2025 Series - Class K from its inception2 (6/25/12) to present (10/31/15) to the 2025 Composite Benchmark, and S&P Target Date 2025 Index .

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the S&P Target Date Index and Income Composite Benchmark are calculated from July 1, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2015, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.69% for Class K, 0.94% for Class R and 0.44% for Class I for the year ended October 31, 2015.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2014 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends

10

Performance Update as of October 31, 2015 - Target 2025 Series

(unaudited)

thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date.

11

Performance Update as of October 31, 2015 - Target 2030 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2030 Series - Class K3	-2.33%	7.39%	5.54%
Manning & Napier Fund, Inc. - Target 2030 Series - Class R3	-2.11%	7.12%	5.30%
Manning & Napier Fund, Inc. - Target 2030 Series - Class I3	-2.02%	7.65%	5.84%
S&P Target Date 2030 Index[4]	1.99%	8.75%	5.91%
2030 Composite Benchmark[5]	2.32%	8.42%	5.77%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2030 Series -Class K from its inception2 (3/28/08) to present (10/31/15) to the 2030 Composite Benchmark and S&P Target Date 2030 Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. Performance numbers for the S&P Target Date Index and Income Composite Benchmark are calculated from April 1, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2015, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.34% for Class K, 0.59% for Class R and 0.09% for Class I for the year ended October 31, 2015.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2014 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic

12

Performance Update as of October 31, 2015 - Target 2030 Series

(unaudited)

investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date.

13

Performance Update as of October 31, 2015 - Target 2035 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015
	ONE YEAR[1]	SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Target 2035 Series - Class K3	-2.20%	10.90%
Manning & Napier Fund, Inc. - Target 2035 Series - Class R3	-2.44%	10.70%
Manning & Napier Fund, Inc. - Target 2035 Series - Class I3	-1.98%	11.16%
S&P Target Date 2035 Index[4]	2.03%	10.79%
2035 Composite Benchmark[5]	2.28%	10.44%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2035 Series - Class K from its inception2 (6/25/12) to present (10/31/15) to the 2035 Composite Benchmark and S&P Target Date 2035 Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America. Performance numbers for the S&P Target Date Index and Income Composite Benchmark are calculated from July 1, 2012.

2Performance numbers for the Series are calculated from June 25, 2012, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2015, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.82% for Class K, 1.07% for Class R and 0.57% for Class I for the year ended October 31, 2015.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2014 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends

14

Performance Update as of October 31, 2015 - Target 2035 Series

(unaudited)

thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date.

15

Performance Update as of October 31, 2015 - Target 2040 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2040 - Class K3	-2.30%	7.76%	5.76%
Manning & Napier Fund, Inc. - Target 2040 - Class R3	-1.91%	7.49%	5.51%
Manning & Napier Fund, Inc. - Target 2040 - Class I3	-2.08%	8.01%	6.04%
S&P Target Date 2040 Index[4]	2.02%	9.47%	6.08%
2040 Composite Benchmark[5]	2.28%	9.67%	6.23%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2040 Series - Class K from its inception2 (3/28/08) to present (10/31/15) to the S&P Target Date 2040 Index and the 2040 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. Performance numbers for the S&P Target Date Index and Income Composite Benchmark are calculated from April 1, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2015, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.38% for Class K, 0.63% for Class R and 0.13% for Class I for the year ended October 31, 2015.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2014 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic

16

Performance Update as of October 31, 2015 - Target 2040 Series

(unaudited)

investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date.

17

Performance Update as of October 31, 2015 - Target 2045 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015
	ONE YEAR[1]	SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Target 2045 - Class K3	-2.10%	12.19%
Manning & Napier Fund, Inc. - Target 2045 - Class R3	-2.41%	11.86%
Manning & Napier Fund, Inc. - Target 2045 - Class I3	-1.92%	12.42%
S&P Target Date 2045 Index[4]	2.00%	11.61%
2045 Composite Benchmark[5]	2.25%	11.55%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2045 Series - Class K from its inception2 (6/25/12) to present (10/31/15) to the S&P Target Date 2045 Index and the 2045 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the S&P Target Date Index and Income Composite Benchmark are calculated from July 1, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2015, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.51% for Class K 1.76% for Class R and 1.26% for Class I for the year ended October 31, 2015.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2014 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging

18

Performance Update as of October 31, 2015 - Target 2045 Series

(unaudited)

market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date.

19

Performance Update as of October 31, 2015 - Target 2050 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Target 2050 - Class K3	-2.15%	8.07%	6.21%
Manning & Napier Fund, Inc. - Target 2050 - Class R3	-2.17%	7.80%	5.95%
Manning & Napier Fund, Inc. - Target 2050 - Class I3	-1.82%	8.35%	6.50%
S&P Target Date 2050 Index[4]	2.02%	9.86%	6.16%
2050 Composite Benchmark[5]	2.25%	9.97%	6.42%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2050 Series - Class K from its inception2 (3/28/08) to present (10/31/15) to the S&P Target Date 2050 Index and the 2050 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from March 28, 2008, the Series’ inception date. Performance numbers for the S&P Target Date Index and Income Composite Benchmark are calculated from April 1, 2008.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2015, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.56% for Class K, 0.81% for Class R and 0.31% for Class I for the year ended October 31, 2015.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to February 26, 2010, the indices were rebalanced annually. Historical returns for the S&P Target Date 2050 Index prior to May 31, 2011 (the index launch date) are identical to the returns of the S&P Target Date 2045 Index, the closest dated target date index as of the launch date. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2014 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging

20

Performance Update as of October 31, 2015 - Target 2050 Series

(unaudited)

market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date.

21

Performance Update as of October 31, 2015 - Target 2055 Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015
	ONE YEAR[1]	SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Target 2055 - Class K3	-2.06%	12.31%
Manning & Napier Fund, Inc. - Target 2055 - Class R3	-2.32%	11.90%
Manning & Napier Fund, Inc. - Target 2055 - Class I3	-1.83%	12.74%
S&P Target Date 2055 Index[4]	1.97%	12.22%
2055 Composite Benchmark[5]	2.25%	11.55%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2055 Series - Class K from its inception2 (6/25/12) to present (10/31/15) to the S&P Target Date 2055 Index and the 2055 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from June 25, 2012, the Series’ inception date. Performance numbers for the S&P Target Date Index and Income Composite Benchmark are calculated from July 1, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2015, this net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 3.98% for Class K, 4.23% for Class R and 3.73% for Class I for the year ended October 31, 2015.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2014 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging

22

Performance Update as of October 31, 2015 - Target 2055 Series

(unaudited)

market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date.

23

Performance Update as of October 31, 2015 - Target 2060 Series

(unaudited)

TOTAL RETURN SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Target 2060 - Class K3	3.60%
Manning & Napier Fund, Inc. - Target 2060 - Class R3	3.60%
Manning & Napier Fund, Inc. - Target 2060 - Class I3	3.60%
S&P Target Date 2055+ Index[4]	4.09%
2060 Composite Benchmark[5]	3.98%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Target 2060 Series - Class K from its inception2 (9/21/15) to present (10/31/15) to the S&P Target Date 2055+ Index and the 2060 Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from September 21, 2015, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended October 31, 2015, this annualized net expense ratio was 0.30% for Class K, 0.55% for Class R and 0.05% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 151.65% for Class K, 151.9% for Class R and 151.39% for Class I for the period ended October 31, 2015.

4The S&P Target Date Index Series is a series of unmanaged indices that reflect the market consensus for asset allocations for different target date horizons. The asset class exposure for each index is represented by exchange traded funds (ETFs). Asset class weights are established annually and rebalanced monthly. Prior to 02/26/2010, the indices were rebalanced annually. The Index returns shown are the Gross Return series, which provide benchmarks free of underlying ETF expenses by adjusting the Total Return series (which assume the reinvestment of dividends) by an assumed weighted average ETF expense ratio. Index returns provided by Bloomberg. Mid-month performance is not available for the benchmark. Performance shown is from the first of the month following the corresponding Series’ inception date. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. Copyright © 2014 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

5The Target Composite Benchmark represents the performance of the target date fund’s asset classes according to their respective weightings, as adjusted over time to reflect the target date fund’s increasingly conservative asset allocations. The following indices are used to calculate the Target Composite Benchmarks: Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Aggregate Bond Index (BAB) and/or Barclays U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB and BIAB are both unmanaged, market value-weighted indices of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities. BAB includes maturities of one year or more; BIAB includes

24

Performance Update as of October 31, 2015 - Target 2060 Series

(unaudited)

maturities of greater than one year but less than ten years. BAB and BIAB returns provided by Interactive Data. Indices returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the target date fund’s asset allocation will vary over time, the composition of the target date portfolio may not match the composition of the comparative Target Composite Benchmark.

25

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The Actual lines of the following tables provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Series and Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Series and Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each class in the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/15	ENDING ACCOUNT VALUE 10/31/15	EXPENSES PAID DURING PERIOD 5/1/15-10/31/15[1]	ANNUALIZED EXPENSE RATIO[2]
Target Income
Actual (Class K)	$1,000.00	$974.50	$1.49	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$972.70	$2.73	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$975.70	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%
	BEGINNING ACCOUNT VALUE 5/1/15	ENDING ACCOUNT VALUE 10/31/15	EXPENSES PAID DURING PERIOD 5/1/15-10/31/15[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2015
Actual (Class K)	$1,000.00	$962.60	$1.48	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$961.30	$2.72	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$963.80	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

26

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/15	ENDING ACCOUNT VALUE 10/31/15	EXPENSES PAID DURING PERIOD 5/1/15-10/31/15[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2020
Actual (Class K)	$1,000.00	$960.50	$1.48	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$959.90	$2.72	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$962.90	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%
	BEGINNING ACCOUNT VALUE 5/1/15	ENDING ACCOUNT VALUE 10/31/15	EXPENSES PAID DURING PERIOD 5/1/15-10/31/15[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2025
Actual (Class K)	$1,000.00	$955.00	$1.48	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$954.60	$2.71	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$956.80	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%
	BEGINNING ACCOUNT VALUE 5/1/15	ENDING ACCOUNT VALUE 10/31/15	EXPENSES PAID DURING PERIOD 5/1/15-10/31/15[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2030
Actual (Class K)	$1,000.00	$952.40	$1.48	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$951.60	$2.71	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$954.20	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

27

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/15	ENDING ACCOUNT VALUE 10/31/15	EXPENSES PAID DURING PERIOD 5/1/15-10/31/15[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2035
Actual (Class K)	$1,000.00	$950.50	$1.47	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$948.50	$2.70	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$951.00	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%
	BEGINNING ACCOUNT VALUE 5/1/15	ENDING ACCOUNT VALUE 10/31/15	EXPENSES PAID DURING PERIOD 5/1/15-10/31/15[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2040
Actual (Class K)	$1,000.00	$947.30	$1.47	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$946.60	$2.70	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$948.20	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%
	BEGINNING ACCOUNT VALUE 5/1/15	ENDING ACCOUNT VALUE 10/31/15	EXPENSES PAID DURING PERIOD 5/1/15-10/31/15[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2045
Actual (Class K)	$1,000.00	$945.30	$1.47	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$943.60	$2.69	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$946.30	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%

28

Shareholder Expense Example

(unaudited)

	BEGINNING ACCOUNT VALUE 5/1/15	ENDING ACCOUNT VALUE 10/31/15	EXPENSES PAID DURING PERIOD 5/1/15-10/31/15[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2050
Actual (Class K)	$1,000.00	$945.20	$1.47	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$943.80	$2.69	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$946.50	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%
	BEGINNING ACCOUNT VALUE 5/1/15	ENDING ACCOUNT VALUE 10/31/15	EXPENSES PAID DURING PERIOD 5/1/15-10/31/15[1]	ANNUALIZED EXPENSE RATIO[2]
Target 2055
Actual (Class K)	$1,000.00	$944.90	$1.47	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class R)	$1,000.00	$943.50	$2.69	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80	0.55%

Actual (Class I)	$1,000.00	$946.10	$0.25	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26	0.05%
	BEGINNING ACCOUNT VALUE 9/21/15*	ENDING ACCOUNT VALUE 10/31/15	EXPENSES PAID DURING PERIOD 9/21/15*-10/31/15	ANNUALIZED EXPENSE RATIO[2]
Target 2060
Actual (Class K)	$1,000.00	$1,036.00	$0.33[4]	0.30%
Hypothetical[3]	$1,000.00	$1,023.69	$1.53[5]	0.30%

Actual (Class R)	$1,000.00	$1,036.00	$0.61[4]	0.55%
Hypothetical[3]	$1,000.00	$1,022.43	$2.80[5]	0.55%

Actual (Class I)	$1,000.00	$1,036.00	$0.06[4]	0.05%
Hypothetical[3]	$1,000.00	$1,024.95	$0.26[5]	0.05%

* Commencement of operations.

1Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year. The Class’ total returns would have been lower had certain expenses not been reimbursed during the period.

2Expense ratios of the Class do not include fees and expenses indirectly incurred by the underlying funds. If these expenses were included, the expense ratios would have been higher.

3Assumes 5% annual return before expenses.

29

Shareholder Expense Example

(unaudited)

4Expenses are equal to the Class’ annualized expense ratio (for the period 9/21/2015* to 10/31/2015), multiplied by the average account value over the period, multiplied by 40/365 (to reflect the period since inception). The Class’ total returns would have been lower had certain expenses not been reimbursed during the period.

5Expenses are equal to the Class’ annualized expense ratio (for the period 9/21/2015* to 10/31/2015), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

30

Portfolio Composition as of October 31, 2015 - Asset Allocation1

(unaudited)

1 Represents portfolio composition of the underlying investment(s) for each Series as a percentage of net assets.

2 A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3 A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

31

Portfolio Composition as of October 31, 2015 - Asset Allocation1

(unaudited)

1 Represents portfolio composition of the underlying investment(s) for each Series as a percentage of net assets.

2 A U.S. Treasury Bond is a long-term obligation of the U.S. Treasury issued with a maturity period of more than ten years.

3 A U.S. Treasury Note is an intermediate-term obligation of the U.S. Treasury issued with a maturity period between one and ten years.

32

Investment Portfolios - October 31, 2015

TARGET INCOME SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Pro-Blend® Conservative Term Series - Class I	9,377,144	$95,834,412

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $100,975,566)		95,834,412
LIABILITIES, LESS OTHER ASSETS - 0.0%*		(44,034)

NET ASSETS - 100%		$95,790,378

*Less than (0.1%).

TARGET 2015 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 99.7%
Manning & Napier Pro-Blend® Moderate Term Series - Class I	936,925	$9,434,835

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $10,029,919)		9,434,835
OTHER ASSETS, LESS LIABILITIES - 0.3%		32,385

NET ASSETS - 100%		$9,467,220

TARGET 2020 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Pro-Blend® Extended Term Series - Class I	4,287,739	$41,033,658
Manning & Napier Pro-Blend® Moderate Term Series - Class I	12,131,224	122,161,428

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $175,149,823)		163,195,086
LIABILITIES, LESS OTHER ASSETS - 0.0%*		(49,589)

NET ASSETS - 100%		$163,145,497

*Less than (0.1%).

The accompanying notes are an integral part of the financial statements.

33

Investment Portfolios - October 31, 2015

TARGET 2025 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.1%
Manning & Napier Pro-Blend® Extended Term Series - Class I	3,088,922	$29,560,983

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $32,171,611)		29,560,983
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(25,736)

NET ASSETS - 100%		$29,535,247

TARGET 2030 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Pro-Blend® Extended Term Series - Class I	12,984,849	$124,265,001
Manning & Napier Pro-Blend® Maximum Term Series - Class I	4,156,191	41,935,963

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $184,050,787)		166,200,964
LIABILITIES, LESS OTHER ASSETS - 0.0%*		(46,576)

NET ASSETS - 100%		$166,154,388

*Less than 0.01%.

TARGET 2035 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.1%
Manning & Napier Pro-Blend® Extended Term Series - Class I	1,162,093	$11,121,230
Manning & Napier Pro-Blend® Maximum Term Series - Class I	1,111,340	11,213,419

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $24,808,552)		22,334,649
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(25,411)

NET ASSETS - 100%		$22,309,238

The accompanying notes are an integral part of the financial statements.

34

Investment Portfolios - October 31, 2015

TARGET 2040 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Pro-Blend® Extended Term Series - Class I	2,606,607	$24,945,227
Manning & Napier Pro-Blend® Maximum Term Series - Class I	7,512,361	75,799,725

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $111,862,227)		100,744,952
LIABILITIES, LESS OTHER ASSETS - 0.0%*		(35,630)

NET ASSETS - 100%		$100,709,322

*Less than 0.01%.

TARGET 2045 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.2%
Manning & Napier Pro-Blend® Maximum Term Series - Class I	987,068	$9,959,515

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $11,138,431)		9,959,515
LIABILITIES, LESS OTHER ASSETS - (0.2%)		(22,217)

NET ASSETS - 100%		$9,937,298

TARGET 2050 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.1%
Manning & Napier Pro-Blend® Maximum Term Series - Class I	3,277,188	$33,066,824

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $35,909,048)		33,066,824
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(20,303)

NET ASSETS - 100%		$33,046,521

The accompanying notes are an integral part of the financial statements.

35

Investment Portfolios - October 31, 2015

TARGET 2055 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.7%
Manning & Napier Pro-Blend® Maximum Term Series - Class I	320,113	$3,229,941

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $3,522,324)		3,229,941
LIABILITIES, LESS OTHER ASSETS - (0.7%)		(21,482)

NET ASSETS - 100%		$3,208,459

TARGET 2060 SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 98.6%
Manning & Napier Pro-Blend® Maximum Term Series - Class I	15,584	$157,243

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $151,752)		157,243
OTHER ASSETS, LESS LIABILITIES - 1.4%		2,178

NET ASSETS - 100%		$159,421

The accompanying notes are an integral part of the financial statements.

36

Statements of Assets and Liabilities

October 31, 2015

	TARGET INCOME	TARGET 2015	TARGET 2020	TARGET 2025	TARGET 2030
ASSETS:

Total investments in Underlying Series:
At value*	$95,834,412	$9,434,835	$163,195,086	$29,560,983	$166,200,964
Receivable from Advisor (Note 3)	24,367	12,060	16,126	13,326	22,312
Receivable for shares of Underlying Series sold	504	485	518	489	519
Receivable for fund shares sold	24,219	199,759	191,143	48,168	111,805

TOTAL ASSETS	95,883,502	9,647,139	163,402,873	29,622,966	166,335,600

LIABILITIES:
Accrued distribution and service (Rule 12b-1) fees (Note 3)	15,278	1,062	20,281	3,397	21,314
Accrued fund accounting and administration fees (Note 3)	23,523	9,670	15,136	14,865	15,132
Accrued transfer agent fees (Note 3)	2,256	348	1,209	547	2,523
Accrued Chief Compliance Officer service fees (Note 3)	632	421	421	421	421
Accrued Directors’ fees (Note 3)	25	1	25	—	34
Payable for fund shares repurchased	3,360	810	156,783	3,754	3,227
Audit fees payable	16,565	16,456	16,623	16,471	16,642
Payable for shares of Underlying Series purchased	20,769	148,642	33,998	43,950	107,402
Accrued printing fees and postage	9,981	882	5,905	1,055	5,844
Other payables and accrued expenses	735	1,627	6,995	3,259	8,673

TOTAL LIABILITIES	93,124	179,919	257,376	87,719	181,212

TOTAL NET ASSETS	$95,790,378	$9,467,220	$163,145,497	$29,535,247	$166,154,388

NET ASSETS CONSIST OF:
Capital stock	98,515	8,460	172,316	25,003	169,248
Additional paid-in-capital	97,006,069	9,672,271	162,252,854	30,514,022	162,688,023
Undistributed net investment income	51,139	6,457	110,360	22,257	115,962
Accumulated net realized gain on Underlying Series	3,775,809	375,116	12,564,704	1,584,593	21,030,978
Net unrealized depreciation on Underlying Series	(5,141,154)	(595,084)	(11,954,737)	(2,610,628)	(17,849,823)

TOTAL NET ASSETS	$95,790,378	$9,467,220	$163,145,497	$29,535,247	$166,154,388

Class K
Net Assets	$67,322,474	$3,499,749	$80,006,314	$11,895,670	$79,169,220
Shares Outstanding	6,928,616	313,355	8,462,161	1,005,977	8,093,468
Net Asset Value, Offering Price, and Redemption Price per share	$9.72	$11.17	$9.45	$11.82	$9.78
Class R
Net Assets	$2,467,618	$838,607	$8,192,525	$2,100,563	$11,115,145
Shares Outstanding	256,683	74,946	877,079	177,182	1,145,566
Net Asset Value, Offering Price, and Redemption Price per share	$9.61	$11.19	$9.34	$11.86	$9.70
Class I
Net Assets	$26,000,286	$5,128,864	$74,946,658	$15,539,014	$75,870,023
Shares Outstanding	2,666,178	457,649	7,892,380	1,317,154	7,685,774
Net Asset Value, Offering Price, and Redemption Price per share	$9.75	$11.21	$9.50	$11.80	$9.87

*At identified cost	$100,975,566	$10,029,919	$175,149,823	$32,171,611	$184,050,787

The accompanying notes are an integral part of the financial statements.

37

Statements of Assets and Liabilities

October 31, 2015

	TARGET 2035	TARGET 2040	TARGET 2045	TARGET 2050	TARGET 2055	TARGET 2060
ASSETS:

Total investments in Underlying Series:
At value*	$22,334,649	$100,744,952	$9,959,515	$33,066,824	$3,229,941	$157,243
Receivable from Advisor (Note 3)	14,093	19,964	13,787	23,972	12,736	23,835
Receivable for shares of Underlying Series sold	488	504	485	490	483	483
Receivable for fund shares sold	53,301	77,965	47,596	71,906	39,693	—

TOTAL ASSETS	22,402,531	100,843,385	10,021,383	33,163,192	3,282,853	181,561

LIABILITIES:
Accrued fund accounting and administration fees (Note 3)	14,929	14,722	15,012	14,283	15,030	5,030
Accrued distribution and service (Rule 12b-1) fees (Note 3)	2,805	13,069	1,449	4,057	401	33
Accrued transfer agent fees (Note 3)	443	1,376	476	1,983	535	71
Accrued Chief Compliance Officer service fees (Note 3)	421	421	421	421	421	227
Accrued Directors’ fees (Note 3)	2	65	—	13	1	—
Payable for fund shares repurchased	11,554	4,778	1,155	2,745	29	—
Payable for shares of Underlying Series purchased	41,747	72,438	46,377	69,077	39,664	—
Audit fees payable	16,466	16,572	16,455	16,509	16,450	16,447
Other payables and accrued expenses	4,926	10,622	2,740	7,583	1,863	332

TOTAL LIABILITIES	93,293	134,063	84,085	116,671	74,394	22,140

TOTAL NET ASSETS	$22,309,238	$100,709,322	$9,937,298	$33,046,521	$3,208,459	$159,421

NET ASSETS CONSIST OF:
Capital stock	18,076	99,135	7,821	29,036	2,547	154
Additional paid-in-capital	23,345,056	97,833,893	10,523,113	30,446,313	3,440,134	153,810
Undistributed net investment income	15,091	57,305	5,264	12,013	1,561	—
Accumulated net realized gain (loss) on Underlying Series	1,404,918	13,836,264	580,016	5,401,383	56,600	(34)
Net unrealized appreciation/depreciation on Underlying Series	(2,473,903)	(11,117,275)	(1,178,916)	(2,842,224)	(292,383)	5,491

TOTAL NET ASSETS	$22,309,238	$100,709,322	$9,937,298	$33,046,521	$3,208,459	$159,421

Class K
Net Assets	$8,978,584	$51,931,408	$3,812,464	$15,143,705	$1,141,612	$51,794
Shares Outstanding	728,901	5,126,443	300,060	1,333,684	90,919	5,000
Net Asset Value, Offering Price, and Redemption Price per share	$12.32	$10.13	$12.71	$11.35	$12.56	$10.36
Class R
Net Assets	$2,337,260	$5,226,017	$1,631,153	$2,215,260	$409,162	$55,819
Shares Outstanding	189,353	519,298	129,034	196,890	32,864	5,390
Net Asset Value, Offering Price, and Redemption Price per share	$12.34	$10.06	$12.64	$11.25	$12.45	$10.36
Class I
Net Assets	$10,993,394	$43,551,897	$4,493,681	$15,687,556	$1,657,685	$51,808
Shares Outstanding	889,312	4,267,735	352,965	1,372,976	130,966	5,000
Net Asset Value, Offering Price, and Redemption Price per share	$12.36	$10.20	$12.73	$11.43	$12.66	$10.36

*At identified cost	$24,808,552	$111,862,227	$11,138,431	$35,909,048	$3,522,324	$151,752

The accompanying notes are an integral part of the financial statements.

38

Statements of Operations

For the Year Ended October 31, 2015

	TARGET INCOME	TARGET 2015	TARGET 2020	TARGET 2025	TARGET 2030
INVESTMENT INCOME:
Income distributions from Underlying Series	$1,372,718	$134,841	$2,559,253	$389,280	$2,543,397

EXPENSES:
Distribution and services (Rule 12b-1) fees (Class K) (Note 3)	129,426	8,594	214,123	26,443	242,175
Distribution and services (Rule 12b-1) fees (Class R) (Note 3)	32,655	5,603	68,784	13,730	76,926
Fund accounting and administration fees (Note 3)	51,227	47,139	50,906	47,518	51,113
Transfer agent fees (Note 3)	4,403	2,273	5,102	3,160	10,332
Chief Compliance Officer service fees (Note 3)	2,520	2,113	2,520	2,113	2,520
Directors’ fees (Note 3)	2,362	335	5,880	940	6,292
Registration and filing fees	37,588	34,937	38,355	36,432	39,982
Audit fees	20,962	18,573	21,061	18,626	21,122
Custodian fees	4,869	3,285	10,726	3,943	11,351
Legal fees	2,671	2,284	2,736	2,349	2,755
Miscellaneous	23,858	7,573	17,135	10,162	27,396

Total Expenses	312,541	132,709	437,328	165,416	491,964
Less reduction of expenses (Note 3)	(113,898)	(113,547)	(66,423)	(110,893)	(79,258)

Net Expenses	198,643	19,162	370,905	54,523	412,706

NET INVESTMENT INCOME	1,174,075	115,679	2,188,348	334,757	2,130,691

REALIZED AND UNREALIZED GAIN/(LOSS) ON UNDERLYING SERIES:
Net realized gain/(loss) on Underlying Series	327,062	(354,202)	(3,111,100)	(973,443)	(461,557)
Distributions of realized gains from Underlying Series	4,306,403	852,222	18,962,248	3,129,155	28,133,734
Net change in unrealized depreciation on Underlying Series	(6,081,504)	(763,903)	(21,261,309)	(3,130,833)	(33,119,207)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON UNDERLYING SERIES	(1,448,039)	(265,883)	(5,410,161)	(975,121)	(5,447,030)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(273,964)	$(150,204)	$(3,221,813)	$(640,364)	$(3,316,339)

The accompanying notes are an integral part of the financial statements.

39

Statements of Operations

For the Year Ended October 31, 2015

	TARGET 2035	TARGET 2040	TARGET 2045	TARGET 2050	TARGET 2055	TARGET 2060 FOR THE PERIOD 9/21/15[1] TO 10/31/15

INVESTMENT INCOME:

Income distributions from Underlying Series	$249,682	$1,241,689	$85,669	$458,049	$29,232	$—

EXPENSES:
Distribution and services (Rule 12b-1) fees (Class K) (Note 3)	19,238	162,241	8,348	71,869	3,665	14
Distribution and services (Rule 12b-1) fees (Class R) (Note 3)	13,179	38,382	8,578	16,293	2,323	28
Fund accounting and administration fees (Note 3)	47,382	49,499	47,066	47,881	46,921	5,030
Transfer agent fees (Note 3)	2,780	5,560	2,915	7,633	3,096	71
Chief Compliance Officer service fees (Note 3)	2,113	2,520	2,113	2,520	2,113	227
Directors’ fees (Note 3)	715	3,954	320	1,609	114	—
Registration and filing fees	35,689	37,687	35,029	38,010	34,740	837
Audit fees	18,608	21,034	18,568	20,976	18,551	18,370
Legal fees	2,318	2,708	2,267	2,666	2,246	75
Custodian fees	5,296	8,645	2,604	4,127	2,374	59
Miscellaneous	9,386	18,730	8,877	19,863	7,933	555

Total Expenses	156,704	350,960	136,685	233,447	124,076	25,266
Less reduction of expenses (Note 3)	(113,363)	(92,156)	(115,000)	(121,944)	(116,504)	(25,216)

Net Expenses	43,341	258,804	21,685	111,503	7,572	50

NET INVESTMENT INCOME (LOSS)	206,341	982,885	63,984	346,546	21,660	(50)

REALIZED AND UNREALIZED
GAIN/(LOSS) ON UNDERLYING
SERIES:
Net realized gain/(loss) on Underlying Series	(805,034)	(1,382,593)	(377,628)	(2,322,553)	(295,606)	11
Distributions of realized gains from Underlying Series	2,943,470	20,893,461	1,408,794	10,884,743	542,597	—
Net change in unrealized appreciation (depreciation) on Underlying Series .	(2,867,926)	(22,351,962)	(1,330,359)	(9,156,768)	(313,271)	5,491

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON UNDERLYING SERIES	(729,490)	(2,841,094)	(299,193)	(594,578)	(66,280)	5,502

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(523,149)	$(1,858,209)	$(235,209)	$(248,032)	$(44,620)	$5,452

1 Commencement of operations.

The accompanying notes are an integral part of the financial statements.

40

Statements of Changes in Net Assets

	TARGET INCOME FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14	TARGET 2015 FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$1,174,075	$1,238,875	$115,679	$70,955
Net realized gain (loss) on Underlying Series	327,062	2,011,041	(354,202)	98,110
Distributions of realized gains from Underlying Series	4,306,403	3,773,118	852,222	267,474
Net change in unrealized appreciation (depreciation) on Underlying Series	(6,081,504)	(3,131,769)	(763,903)	(56,491)

Net increase (decrease) from operations	(273,964)	3,891,265	(150,204)	380,048

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):
From net investment income (Class K)	(1,346,562)	(1,286,422)	(74,230)	(30,155)
From net investment income (Class R)	(278,571)	(327,839)	(31,804)	(23,380)
From net investment income (Class C)	—	(21,877)	—	(2)
From net investment income (Class I)	(368,537)	(323,245)	(129,353)	(68,175)
From net realized gain on investments (Class K)	(3,365,065)	(1,819,428)	(102,766)	(7,981)
From net realized gain on investments (Class R)	(851,245)	(505,007)	(52,006)	(9,202)
From net realized gain on investments (Class C)	—	(45,468)	—	(1)
From net realized gain on investments (Class I)	(818,325)	(432,506)	(159,729)	(20,916)

Total distributions to shareholders	(7,028,305)	(4,761,792)	(549,888)	(159,812)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	25,635,184	4,698,848	595,483	3,697,875

Net increase (decrease) in net assets	18,332,915	3,828,321	(104,609)	3,918,111

NET ASSETS:

Beginning of year	77,457,463	73,629,142	9,571,829	5,653,718

End of year[1]	$95,790,378	$77,457,463	$9,467,220	$9,571,829

[1] Including undistributed net investment income:	$51,139	$84,716	$6,457	$7,074

The accompanying notes are an integral part of the financial statements.

41

Statements of Changes in Net Assets

	TARGET 2020 FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14	TARGET 2025 FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14	TARGET 2030 FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$2,188,348	$2,124,993	$334,757	$176,204	$2,130,691	$1,801,385
Net realized gain (loss) on Underlying Series	(3,111,100)	4,495,349	(973,443)	174,777	(461,557)	5,147,906
Distributions of realized gains from Underlying Series	18,962,248	12,138,459	3,129,155	943,182	28,133,734	18,450,326
Net change in unrealized appreciation (depreciation) on Underlying Series	(21,261,309)	(7,997,262)	(3,130,833)	(138,919)	(33,119,207)	(11,533,034)

Net increase (decrease) from operations	(3,221,813)	10,761,539	(640,364)	1,155,244	(3,316,339)	13,866,583

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):
From net investment income (Class K)	(2,505,775)	(2,003,878)	(297,449)	(44,898)	(4,570,890)	(2,972,409)
From net investment income (Class R)	(500,611)	(644,604)	(109,978)	(53,128)	(735,285)	(799,542)
From net investment income (Class C)	—	(58,853)	—	(11,088)	—	(73,376)
From net investment income (Class I)	(2,125,424)	(1,689,048)	(477,523)	(234,992)	(2,871,200)	(2,002,890)
From net realized gain on investments (Class K)	(7,356,511)	(3,058,836)	(326,846)	(2,858)	(11,306,421)	(2,954,941)
From net realized gain on investments (Class R)	(1,722,295)	(1,125,718)	(140,351)	(6,548)	(1,986,960)	(877,958)
From net realized gain on investments (Class C)	—	(135,011)	—	(1,961)	—	(95,570)
From net realized gain on investments (Class I)	(5,519,527)	(2,449,372)	(488,200)	(27,313)	(6,424,281)	(1,937,699)

Total distributions to shareholders	(19,730,143)	(11,165,320)	(1,840,347)	(382,786)	(27,895,037)	(11,714,385)

CAPITAL STOCK ISSUED AND REPURCHASED:
Net increase (decrease) from capital share transactions (Note 6)	6,496,480	(7,536,690)	7,669,888	11,375,142	(391,486)	9,224,721

Net increase (decrease) in net assets	(16,455,476)	(7,940,471)	5,189,177	12,147,600	(31,602,862)	11,376,919

NET ASSETS:

Beginning of year	179,600,973	187,541,444	24,346,070	12,198,470	197,757,250	186,380,331

End of year[1]	$163,145,497	$179,600,973	$29,535,247	$24,346,070	$166,154,388	$197,757,250

[1] Including undistributed net investment income:	$110,360	$154,054	$22,257	$18,134	$115,962	$138,372

The accompanying notes are an integral part of the financial statements.

42

Statements of Changes in Net Assets

	TARGET 2035 FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14	TARGET 2040 FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14	TARGET 2045 FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$206,341	$88,056	$982,885	$693,938	$63,984	$16,659
Net realized gain (loss) on Underlying Series	(805,034)	105,919	(1,382,593)	5,287,280	(377,628)	64,318
Distributions of realized gains from Underlying Series	2,943,470	839,412	20,893,461	15,114,458	1,408,794	329,673
Net change in unrealized appreciation (depreciation) on Underlying Series	(2,867,926)	(187,795)	(22,351,962)	(11,061,373)	(1,330,359)	(49,287)

Net increase (decrease) from operations	(523,149)	845,592	(1,858,209)	10,034,303	(235,209)	361,363

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):
From net investment income (Class K)	(329,120)	(32,455)	(4,088,810)	(2,662,847)	(156,127)	(18,145)
From net investment income (Class R)	(120,541)	(46,705)	(488,750)	(580,648)	(91,933)	(24,268)
From net investment income (Class C)	—	(1,555)	—	(45,590)	—	(17,240)
From net investment income (Class I)	(472,419)	(205,599)	(2,080,865)	(1,310,168)	(220,609)	(43,848)
From net realized gain on investments (Class K)	(274,022)	(4,760)	(10,306,151)	(2,760,808)	(117,251)	(1,996)
From net realized gain on investments (Class R)	(108,826)	(9,936)	(1,318,271)	(651,349)	(73,722)	(3,219)
From net realized gain on investments (Class C)	—	(436)	—	(56,111)	—	(2,543)
From net realized gain on investments (Class I)	(371,000)	(41,207)	(4,840,432)	(1,308,595)	(157,365)	(5,276)

Total distributions to shareholders	(1,675,928)	(342,653)	(23,123,279)	(9,376,116)	(817,007)	(116,535)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	6,731,366	9,246,251	(1,385,064)	7,945,058	3,229,422	4,228,653

Net increase (decrease) in net assets	4,532,289	9,749,190	(26,366,552)	8,603,245	2,177,206	4,473,481

NET ASSETS:

Beginning of year	17,776,949	8,027,759	127,075,874	118,472,629	7,760,092	3,286,611

End of year[1]	$22,309,238	$17,776,949	$100,709,322	$127,075,874	$9,937,298	$7,760,092

[1] Including undistributed net investment income:	$15,091	$9,906	$57,305	$58,428	$5,264	$1,632

The accompanying notes are an integral part of the financial statements.

43

Statements of Changes in Net Assets

	TARGET 2050 FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14	TARGET 2055 FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14	TARGET 2060 FOR THE PERIOD 9/21/15[1] TO 10/31/15

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$346,546	$237,686	$21,660	$9,058	$(50)
Net realized gain (loss) on Underlying Series	(2,322,553)	1,768,558	(295,606)	(7,625)	11
Distributions of realized gains from Underlying Series	10,884,743	7,082,203	542,597	90,486	—

Net change in unrealized appreciation (depreciation) on Underlying Series	(9,156,768)	(4,458,605)	(313,271)	531	5,491

Net increase (decrease) from operations	(248,032)	4,629,842	(44,620)	92,450	5,452

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):
From net investment income (Class K)	(2,509,188)	(1,510,958)	(98,964)	(13,246)	—
From net investment income (Class R)	(260,575)	(196,518)	(26,485)	(3,695)	—
From net investment income (Class C)	—	(49,327)	—	(33)	—
From net investment income (Class I)	(742,815)	(368,776)	(53,400)	(14,949)	—
From net realized gain on investments (Class K)	(5,037,375)	(1,030,737)	(51,648)	(8,364)	—
From net realized gain on investments (Class R)	(541,441)	(143,563)	(14,363)	(2,577)	—
From net realized gain on investments (Class C)	—	(39,039)	—	(32)	—
From net realized gain on investments (Class I)	(1,368,611)	(238,679)	(25,481)	(11,860)	—

Total distributions to shareholders	(10,460,005)	(3,577,597)	(270,341)	(54,756)	—

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	(20,993,216)	11,631,104	359,064	2,501,007	153,969

Net increase (decrease) in net assets	(31,701,253)	12,683,349	44,103	2,538,701	159,421

NET ASSETS:

Beginning of period	64,747,774	52,064,425	3,164,356	625,655	—

End of period[2]	$33,046,521	$64,747,774	$3,208,459	$3,164,356	$159,421

[1] Commencement of operations.
[2] Including undistributed net investment income:	$12,013	$18,130	$1,561	$1,384	$—

The accompanying notes are an integral part of the financial statements.

44

Financial Highlights

TARGET INCOME SERIES CLASS K	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.84	$11.00	$10.86	$10.86	$11.02

Income from investment operations:
Net investment income[1,2]	0.15	0.18	0.18	0.22	0.23
Net realized and unrealized gain (loss) on Underlying Series	(0.29)	0.37	0.63	0.48	0.06

Total from investment operations	(0.14)	0.55	0.81	0.70	0.29

Less distributions to shareholders:
From net investment income	(0.28)	(0.29)	(0.24)	(0.25)	(0.33)
From net realized gain on investments	(0.70)	(0.42)	(0.43)	(0.45)	(0.12)

Total distributions to shareholders	(0.98)	(0.71)	(0.67)	(0.70)	(0.45)

Net asset value - End of year	$9.72	$10.84	$11.00	$10.86	$10.86

Net assets - End of year (000’s omitted)	$67,322	$52,442	$47,676	$45,926	$44,682

Total return[3]	(1.38%)	5.35%	7.83%	6.98%	2.77%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[4]	0.30%[5]	0.30%[5]	0.30%[4]	0.30%[6]
Net investment income[2]	1.54%	1.63%	1.69%	2.07%	2.11%
Series portfolio turnover[7]	16%	15%	14%	16%	14%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.16%[4]	0.12%[5]	0.16%[5]	0.20%[4]	0.22%[6]
TARGET INCOME SERIES CLASS R	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.71	$10.89	$10.76	$10.77	$10.93

Income from investment operations:
Net investment income[1,2]	0.21	0.15	0.07	0.09	0.16
Net realized and unrealized gain (loss) on Underlying Series	(0.38)	0.36	0.70	0.58	0.10

Total from investment operations	(0.17)	0.51	0.77	0.67	0.26

Less distributions to shareholders:
From net investment income	(0.23)	(0.27)	(0.21)	(0.23)	(0.30)
From net realized gain on investments	(0.70)	(0.42)	(0.43)	(0.45)	(0.12)

Total distributions to shareholders	(0.93)	(0.69)	(0.64)	(0.68)	(0.42)

Net asset value - End of year	$9.61	$10.71	$10.89	$10.76	$10.77

Net assets - End of year (000’s omitted)	$2,468	$13,406	$13,475	$3,853	$553

Total return[3]	(1.70%)	5.00%	7.52%	6.77%	2.50%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[4]	0.55%[5]	0.55%[5]	0.55%[4]	0.55%[6]
Net investment income[2]	2.05%	1.40%	0.66%	0.84%	1.47%
Series portfolio turnover[7]	16%	15%	14%	16%	14%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.16%[4]	0.12%[5]	0.14%[5]	0.20%[4]	0.22%[6]
1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.68%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.67%.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.69%.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

45

Financial Highlights

TARGET INCOME SERIES CLASS I	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.88	$11.04	$10.90	$10.89	$11.05

Income from investment operations:
Net investment income[1,2]	0.16	0.21	0.19	0.24	0.07
Net realized and unrealized gain (loss) on Underlying Series	(0.28)	0.37	0.65	0.50	0.25

Total from investment operations	(0.12)	0.58	0.84	0.74	0.32

Less distributions to shareholders:
From net investment income	(0.31)	(0.32)	(0.27)	(0.28)	(0.36)
From net realized gain on investments	(0.70)	(0.42)	(0.43)	(0.45)	(0.12)

Total distributions to shareholders	(1.01)	(0.74)	(0.70)	(0.73)	(0.48)

Net asset value - End of year	$9.75	$10.88	$11.04	$10.90	$10.89

Net assets - End of year (000’s omitted)	$26,000	$11,610	$11,271	$6,300	$4,068

Total return[3]	(1.21%)	5.59%	8.09%	7.34%	3.00%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[5]	0.05%[5]	0.05%[4]	0.05%[6]
Net investment income[2]	1.65%	1.92%	1.76%	2.30%	0.68%
Series portfolio turnover[7]	16%	15%	14%	16%	14%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.16%[4]	0.12%[5]	0.16%[5]	0.20%[4]	0.23%[6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.68%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.67%.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.69%.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

46

Financial Highlights

TARGET 2015 SERIES CLASS K	FOR THE YEARS ENDED			FOR THE PERIOD
	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.07	$11.79	$10.59	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.12	0.10	0.15	(0.01)
Net realized and unrealized gain (loss) on Underlying Series	(0.35)	0.53	1.25	0.60

Total from investment operations	(0.23)	0.63	1.40	0.59

Less distributions to shareholders:
From net investment income	(0.28)	(0.26)	(0.20)	—
From net realized gain on investments	(0.39)	(0.09)	—	—

Total distributions to shareholders	(0.67)	(0.35)	(0.20)	—

Net asset value - End of period	$11.17	$12.07	$11.79	$10.59

Net assets - End of period (000’s omitted)	$3,500	$3,200	$1,019	$1,498 [4]

Total return[5]	(2.04%)	5.45%	13.45%	5.90%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[6]	0.30%[7]	0.30%[7]	0.30%[8,9]
Net investment income (loss)[3]	1.01%	0.80%	1.34%	(0.30%)[8]
Series portfolio turnover[10]	46%	46%	50%	— [11]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	1.14%[6]	1.41%[7]	6.06%[7]	9,646%[8,9,12]
TARGET 2015 SERIES CLASS R	FOR THE YEARS ENDED			FOR THE PERIOD
	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.09	$11.81	$10.59	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.12	0.07	0.01	(0.02)
Net realized and unrealized gain (loss) on Underlying Series	(0.39)	0.53	1.39	0.61

Total from investment operations	(0.27)	0.60	1.40	0.59

Less distributions to shareholders:
From net investment income	(0.24)	(0.23)	(0.18)	—
From net realized gain on investments	(0.39)	(0.09)	—	—

Total distributions to shareholders	(0.63)	(0.32)	(0.18)	—

Net asset value - End of period	$11.19	$12.09	$11.81	$10.59

Net assets - End of period (000’s omitted)	$839	$1,587	$1,015	$106 [4]

Total return[5]	(2.37%)	5.22%	13.36%	5.90%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[6]	0.55%[7]	0.55%[7]	0.55%[8,9]
Net investment income (loss)[3]	1.07%	0.60%	0.11%	(0.55%)[8]
Series portfolio turnover[10]	46%	46%	50%	— [11]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	1.14%[6]	1.47%[7]	3.45%[7]	10,644%[8,9,12]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Represents the whole number without rounding to the 000s.

5Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

8Annualized.

9Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

10Reflects activity of the Series and does not include the activity of the Underlying Series.

11Less than 1%.

12The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

47

Financial Highlights

TARGET 2015 SERIES CLASS I	FOR THE YEARS ENDED			FOR THE PERIOD
	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.11	$11.83	$10.61	$10.00

Income from investment operations:
Net investment income[2,3]	0.15	0.14	0.11	— [4]
Net realized and unrealized gain (loss) on Underlying Series	(0.35)	0.51	1.32	0.61

Total from investment operations	(0.20)	0.65	1.43	0.61

Less distributions to shareholders:
From net investment income	(0.31)	(0.28)	(0.21)	—
From net realized gain on investments	(0.39)	(0.09)	—	—

Total distributions to shareholders	(0.70)	(0.37)	(0.21)	—

Net asset value - End of period	$11.21	$12.11	$11.83	$10.61

Net assets - End of period (000’s omitted)	$5,129	$4,785	$3,619	$209 [5]

Total return[6]	(1.78%)	5.67%	13.71%	6.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[7]	0.05%[8]	0.05%[8]	0.05%[9,10]
Net investment income (loss)[3]	1.28%	1.12%	1.01%	(0.05%)[9]
Series portfolio turnover[11]	46%	46%	50%	— [12]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	1.14%[7]	1.46%[8]	4.09%[8]	9,682%[9,10,13]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $0.01.

5Represents the whole number without rounding to the 000s.

6Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

9Annualized.

10Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

11Reflects activity of the Series and does not include the activity of the Underlying Series.

12Less than 1%.

13The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

48

Financial Highlights

TARGET 2020 SERIES CLASS K	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.77	$10.79	$9.89	$10.12	$10.33

Income from investment operations:
Net investment income[1,2]	0.11	0.11	0.12	0.17	0.20
Net realized and unrealized gain (loss) on Underlying Series	(0.33)	0.51	1.33	0.54	0.12

Total from investment operations	(0.22)	0.62	1.45	0.71	0.32

Less distributions to shareholders:
From net investment income	(0.28)	(0.25)	(0.20)	(0.21)	(0.19)
From net realized gain on investments	(0.82)	(0.39)	(0.35)	(0.73)	(0.34)

Total distributions to shareholders	(1.10)	(0.64)	(0.55)	(0.94)	(0.53)

Net asset value - End of year	$9.45	$10.77	$10.79	$9.89	$10.12

Net assets - End of year (000’s omitted)	$80,006	$95,364	$82,841	$67,039	$56,290

Total return[3]	(2.24%)	6.14%	15.43%	8.08%	3.14%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[4]	0.30%[5]	0.30%[5]	0.30%[6]	0.30%[7]
Net investment income[2]	1.17%	1.06%	1.20%	1.72%	1.97%
Series portfolio turnover[8]	42%	37%	19%	24%	49%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.04%[4]	0.03%[5]	0.05%[5]	0.08%[6]	0.10%[7]
TARGET 2020 SERIES CLASS R	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.60	$10.66	$9.78	$10.02	$10.24

Income from investment operations:
Net investment income[1,2]	0.12	0.09	0.09	0.14	0.15
Net realized and unrealized gain (loss) on Underlying Series	(0.32)	0.47	1.32	0.54	0.14

Total from investment operations	(0.20)	0.56	1.41	0.68	0.29

Less distributions to shareholders:
From net investment income	(0.24)	(0.23)	(0.18)	(0.19)	(0.17)
From net realized gain on investments	(0.82)	(0.39)	(0.35)	(0.73)	(0.34)

Total distributions to shareholders	(1.06)	(0.62)	(0.53)	(0.92)	(0.51)

Net asset value - End of year	$9.34	$10.60	$10.66	$9.78	$10.02

Net assets - End of year (000’s omitted)	$8,193	$22,564	$30,393	$19,150	$16,105

Total return[3]	(2.13%)	5.55%	15.07%	7.82%	2.85%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[4]	0.55%[5]	0.55%[5]	0.55%[6]	0.55%[7]
Net investment income[2]	1.24%	0.83%	0.85%	1.47%	1.48%
Series portfolio turnover[8]	42%	37%	19%	24%	49%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.04%[4]	0.03%[5]	0.05%[5]	0.08%[6]	0.10%[7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

49

Financial Highlights

TARGET 2020 SERIES CLASS I	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.81	$10.83	$9.93	$10.16	$10.37

Income from investment operations:
Net investment income[1,2]	0.13	0.16	0.14	0.20	0.09
Net realized and unrealized gain (loss) on Underlying Series	(0.31)	0.49	1.34	0.54	0.25

Total from investment operations	(0.18)	0.65	1.48	0.74	0.34

Less distributions to shareholders:
From net investment income	(0.31)	(0.28)	(0.23)	(0.24)	(0.21)
From net realized gain on investments	(0.82)	(0.39)	(0.35)	(0.73)	(0.34)

Total distributions to shareholders	(1.13)	(0.67)	(0.58)	(0.97)	(0.55)

Net asset value - End of year	$9.50	$10.81	$10.83	$9.93	$10.16

Net assets - End of year (000’s omitted)	$74,947	$61,673	$70,556	$39,523	$25,262

Total return[3]	(1.87%)	6.37%	15.65%	8.36%	3.37%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[5]	0.05%[5]	0.05%[6]	0.05%[7]
Net investment income[2]	1.33%	1.48%	1.34%	2.10%	0.85%
Series portfolio turnover[8]	42%	37%	19%	24%	49%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.04%[4]	0.03%[5]	0.05%[5]	0.08%[6]	0.11%[7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series—Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series—Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Moderate Term Series—Class I and 0.81% for Manning & Napier Pro-Blend® Extended Term Series—Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series—Class I and 0.82% for Manning & Napier Pro-Blend® Extended Term Series—Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Moderate Term Series—Class I and 0.83% for Manning & Napier Pro-Blend® Extended Term Series—Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

50

Financial Highlights

TARGET 2025 SERIES CLASS K	FOR THE YEARS ENDED			FOR THE PERIOD
	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.01	$12.50	$10.77	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.12	0.09	0.09	(0.01)
Net realized and unrealized gain (loss) on Underlying Series	(0.40)	0.80	1.85	0.78

Total from investment operations	(0.28)	0.89	1.94	0.77

Less distributions to shareholders:
From net investment income	(0.43)	(0.34)	(0.21)	—
From net realized gain on investments	(0.48)	(0.04)	—	—

Total distributions to shareholders	(0.91)	(0.38)	(0.21)	—

Net asset value - End of period	$11.82	$13.01	$12.50	$10.77

Net assets - End of period (000’s omitted)	$11,896	$7,501	$710	$47,648 [4]

Total return[5]	(2.31%)	7.28%	18.32%	7.70%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[6]	0.30%[7]	0.30%[7]	0.30%[8,9]
Net investment income (loss)[3]	1.01%	0.66%	0.80%	(0.30%)[8]
Series portfolio turnover[10]	27%	30%	22%	— [11]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.39%[6]	0.59%[7]	10.70%[7]	259%[8,9,12]
TARGET 2025 SERIES CLASS R	FOR THE YEARS ENDED			FOR THE PERIOD
	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.02	$12.53	$10.75	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.13	0.10	(0.01)	(0.02)
Net realized and unrealized gain (loss) on Underlying Series	(0.43)	0.75	1.98	0.77

Total from investment operations	(0.30)	0.85	1.97	0.75

Less distributions to shareholders:
From net investment income	(0.38)	(0.32)	(0.19)	—
From net realized gain on investments	(0.48)	(0.04)	—	—

Total distributions to shareholders	(0.86)	(0.36)	(0.19)	—

Net asset value - End of period	$11.86	$13.02	$12.53	$10.75

Net assets - End of period (000’s omitted)	$2,101	$3,799	$1,540	$108 [4]

Total return[5]	(2.44%)	6.93%	18.61%	7.50%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[6]	0.55%[7]	0.55%[7]	0.55%[8,9]
Net investment income (loss)[3]	1.07%	0.75%	(0.10%)	(0.55%)[8]
Series portfolio turnover[10]	27%	30%	22%	— [11]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.39%[6]	0.62%[7]	1.75%[7]	3,129%[8,9,12]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Represents the whole number without rounding to the 000s.

5Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series—Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series—Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series—Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series—Class I.

8Annualized.

9Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series—Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series—Class I.

10Reflects activity of the Series and does not include the activity of the Underlying Series.

11Less than 1%.

12The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

51

Financial Highlights

TARGET 2025 SERIES CLASS I	FOR THE YEARS ENDED			FOR THE PERIOD
	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.98	$12.47	$10.77	$10.00

Income (loss) from investment operations:
Net investment income[2,3]	0.16	0.16	0.12	— [4]
Net realized and unrealized gain (loss) on Underlying Series	(0.40)	0.75	1.81	0.77

Total from investment operations	(0.24)	0.91	1.93	0.77

Less distributions to shareholders:
From net investment income	(0.46)	(0.36)	(0.23)	—
From net realized gain on investments	(0.48)	(0.04)	—	—

Total distributions to shareholders	(0.94)	(0.40)	(0.23)	—

Net asset value - End of period	$11.80	$12.98	$12.47	$10.77

Net assets - End of period (000’s omitted)	$15,539	$13,046	$9,373	$211 [5]

Total return[6]	(2.00%)	7.51%	18.26%	7.70%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[7]	0.05%[8]	0.05%[8]	0.05%[9,10]
Net investment income (loss)[3]	1.29%	1.22%	1.03%	(0.05%)[9]
Series portfolio turnover[11]	27%	30%	22%	— [12]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.39%[7]	0.64%[8]	1.43%[8]	1,967%[9,10,13]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $0.01.

5Represents the whole number without rounding to the 000s.

6Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

9Annualized.

10Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

11Reflects activity of the Series and does not include the activity of the Underlying Series.

12Less than 1%.

13The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

52

Financial Highlights

TARGET 2030 SERIES CLASS K	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.52	$11.40	$9.94	$10.02	$10.15

Income from investment operations:
Net investment income[1,2]	0.11	0.10	0.10	0.14	0.16
Net realized and unrealized gain (loss) on Underlying Series	(0.34)	0.73	1.86	0.66	0.16

Total from investment operations	(0.23)	0.83	1.96	0.80	0.32

Less distributions to shareholders:
From net investment income	(0.44)	(0.35)	(0.15)	(0.17)	(0.15)
From net realized gain on investments	(1.07)	(0.36)	(0.35)	(0.71)	(0.30)

Total distributions to shareholders	(1.51)	(0.71)	(0.50)	(0.88)	(0.45)

Net asset value - End of year	$9.78	$11.52	$11.40	$9.94	$10.02

Net assets - End of year (000’s omitted)	$79,169	$118,788	$91,676	$67,510	$63,436

Total return[3]	(2.33%)	7.67%	20.56%	9.12%	3.15%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[4]	0.30%[5]	0.30%[5]	0.30%[6]	0.30%[7]
Net investment income[2]	1.11%	0.87%	0.90%	1.50%	1.58%
Series portfolio turnover[8]	38%	27%	9%	62%	40%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.04%[4]	0.03%[5]	0.05%[5]	0.09%[6]	0.11%[7]
TARGET 2030 SERIES CLASS R	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.37	$11.31	$9.87	$9.96	$10.09

Income from investment operations:
Net investment income[1,2]	0.10	0.07	0.07	0.09	0.11
Net realized and unrealized gain (loss) on Underlying Series	(0.30)	0.67	1.85	0.68	0.19

Total from investment operations	(0.20)	0.74	1.92	0.77	0.30

Less distributions to shareholders:
From net investment income	(0.40)	(0.32)	(0.13)	(0.15)	(0.13)
From net realized gain on investments	(1.07)	(0.36)	(0.35)	(0.71)	(0.30)

Total distributions to shareholders	(1.47)	(0.68)	(0.48)	(0.86)	(0.43)

Net asset value - End of year	$9.70	$11.37	$11.31	$9.87	$9.96

Net assets - End of year (000’s omitted)	$11,115	$20,894	$28,034	$18,759	$9,243

Total return[3]	(2.11%)	6.90%	20.19%	8.84%	2.94%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[4]	0.55%[5]	0.55%[5]	0.55%[6]	0.55%[7]
Net investment income[2]	0.95%	0.62%	0.63%	0.94%	1.11%
Series portfolio turnover[8]	38%	27%	9%	62%	40%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.04%[4]	0.03%[5]	0.05%[5]	0.09%[6]	0.11%[7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

53

Financial Highlights

TARGET 2030 SERIES CLASS I	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.61	$11.48	$10.01	$10.09	$10.21

Income from investment operations:
Net investment income[1,2]	0.12	0.14	0.12	0.17	0.07
Net realized and unrealized gain (loss) on Underlying Series	(0.32)	0.73	1.88	0.65	0.28

Total from investment operations	(0.20)	0.87	2.00	0.82	0.35

Less distributions to shareholders:
From net investment income	(0.47)	(0.38)	(0.18)	(0.19)	(0.17)
From net realized gain on investments	(1.07)	(0.36)	(0.35)	(0.71)	(0.30)

Total distributions to shareholders	(1.54)	(0.74)	(0.53)	(0.90)	(0.47)

Net asset value - End of year	$9.87	$11.61	$11.48	$10.01	$10.09

Net assets - End of year (000’s omitted)	$75,870	$58,075	$63,662	$37,832	$20,249

Total return[3]	(2.02%)	7.95%	20.81%	9.36%	3.47%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[5]	0.05%[5]	0.05%[6]	0.05%[7]
Net investment income[2]	1.22%	1.23%	1.14%	1.78%	0.74%
Series portfolio turnover[8]	38%	27%	9%	62%	40%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.04%[4]	0.03%[5]	0.05%[5]	0.09%[6]	0.12%[7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.83% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

54

Financial Highlights

TARGET 2035 SERIES CLASS K	FOR THE YEARS ENDED			FOR THE PERIOD
	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.71	$13.22	$10.92	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.11	0.06	0.08	(0.01)
Net realized and unrealized gain (loss) on Underlying Series	(0.38)	0.99	2.35	0.93 [4]

Total from investment operations	(0.27)	1.05	2.43	0.92

Less distributions to shareholders:
From net investment income	(0.61)	(0.46)	(0.13)	—
From net realized gain on investments	(0.51)	(0.10)	—	—

Total distributions to shareholders	(1.12)	(0.56)	(0.13)	—

Net asset value - End of period	$12.32	$13.71	$13.22	$10.92

Net assets - End of period (000’s omitted)	$8,979	$5,378	$465	$15,034 [5]

Total return[6]	(2.20%)	8.17%	22.42%	9.20%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[7]	0.30%[8]	0.30%[8]	0.30%[9,10]
Net investment income (loss)[3]	0.86%	0.44%	0.66%	(0.30%)[9]
Series portfolio turnover[11]	26%	24%	18%	— [12]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.52%[7]	0.83%[8]	9.70%[8]	4,581%[9,10,13]
TARGET 2035 SERIES CLASS R	FOR THE YEARS ENDED			FOR THE PERIOD
	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.72	$13.25	$10.91	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.08	0.07	— [14]	(0.02)
Net realized and unrealized gain (loss) on Underlying Series	(0.38)	0.93	2.44	0.93 [4]

Total from investment operations	(0.30)	1.00	2.44	0.91

Less distributions to shareholders:
From net investment income	(0.57)	(0.43)	(0.10)	—
From net realized gain on investments	(0.51)	(0.10)	—	—

Total distributions to shareholders	(1.08)	(0.53)	(0.10)	—

Net asset value - End of period	$12.34	$13.72	$13.25	$10.91

Net assets - End of period (000’s omitted)	$2,337	$2,911	$1,172	$109 [5]

Total return[6]	(2.44%)	7.82%	22.50%	9.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[7]	0.55%[8]	0.55%[8]	0.55%[9,10]
Net investment income (loss)[3]	0.66%	0.49%	0.17%	(0.55%)[9]
Series portfolio turnover[11]	26%	24%	18%	— [12]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.52%[7]	0.88%[8]	2.38%[8]	9,077%[9,10,13]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Amount does not coincide with the amount shown on the Statements of Changes in Net Assets due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.

5Represents the whole number without rounding to the 000s.

6Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

9Annualized.

10Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

11Reflects activity of the Series and does not include the activity of the Underlying Series.

12Less than 1%.

13The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

14Less than $0.01.

The accompanying notes are an integral part of the financial statements.

55

Financial Highlights

TARGET 2035 SERIES CLASS I	FOR THE YEARS ENDED			FOR THE PERIOD
	10/31/15	10/31/14	10/31/13	6/25/12[1] TO 10/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.75	$13.25	$10.92	$10.00

Income from investment operations:
Net investment income[2,3]	0.14	0.12	0.09	—	[4]
Net realized and unrealized gain (loss) on Underlying Series	(0.38)	0.96	2.38	0.92	[5]

Total from investment operations	(0.24)	1.08	2.47	0.92

Less distributions to shareholders:
From net investment income	(0.64)	(0.48)	(0.14)	—
From net realized gain on investments	(0.51)	(0.10)	—	—

Total distributions to shareholders	(1.15)	(0.58)	(0.14)	—

Net asset value - End of period	$12.36	$13.75	$13.25	$10.92

Net assets - End of period (000’s omitted)	$10,993	$9,487	$6,322	$213	[6]

Total return[7]	(1.98%)	8.43%	22.81%	9.20%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[8]	0.05%[9]	0.05%[9]	0.05%[10,11]
Net investment income (loss)[3]	1.07%	0.88%	0.75%	(0.05%)[10]
Series portfolio turnover[12]	26%	24%	18%	—	[13]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.52%[8]	0.91%[9]	2.40%[9]	7,930%[10,11,14]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $0.01.

5Amount does not coincide with the amount shown on the Statements of Changes in Net Assets due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.

6Represents the whole number without rounding to the 000s.

7Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

9Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

10Annualized.

11Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

12Reflects activity of the Series and does not include the activity of the Underlying Series.

13Less than 1%.

14The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

56

Financial Highlights

TARGET 2040 SERIES CLASS K	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.50	$12.47	$10.29	$10.10	$10.20

Income from investment operations:
Net investment income[1,2]	0.09	0.07	0.06	0.07	0.09
Net realized and unrealized gain (loss) on Underlying Series	(0.32)	0.94	2.43	0.74	(0.02)

Total from investment operations	(0.23)	1.01	2.49	0.81	0.07

Less distributions to shareholders:
From net investment income	(0.61)	(0.48)	(0.07)	(0.08)	(0.08)
From net realized gain on investments	(1.53)	(0.50)	(0.24)	(0.54)	(0.09)

Total distributions to shareholders	(2.14)	(0.98)	(0.31)	(0.62)	(0.17)

Net asset value - End of year	$10.13	$12.50	$12.47	$10.29	$10.10

Net assets - End of year (000’s omitted)	$51,931	$83,655	$67,576	$51,273	$39,853

Total return[3]	(2.30%)	8.61%	24.81%	8.97%	0.70%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[4]	0.30%[5]	0.30%[5]	0.30%[6]	0.30%[7]
Net investment income[2]	0.80%	0.54%	0.49%	0.70%	0.88%
Series portfolio turnover[8]	45%	22%	13%	24%	19%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.08%[4]	0.06%[5]	0.09%[5]	0.14%[6]	0.17%[7]
TARGET 2040 SERIES CLASS R	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.33	$12.39	$10.22	$10.04	$10.14

Income from investment operations:
Net investment income[1,2]	0.07	0.03	0.02	0.05	0.05
Net realized and unrealized gain (loss) on Underlying Series	(0.24)	0.86	2.42	0.73	— [9]

Total from investment operations	(0.17)	0.89	2.44	0.78	0.05

Less distributions to shareholders:
From net investment income	(0.57)	(0.45)	(0.03)	(0.06)	(0.06)
From net realized gain on investments	(1.53)	(0.50)	(0.24)	(0.54)	(0.09)

Total distributions to shareholders	(2.10)	(0.95)	(0.27)	(0.60)	(0.15)

Net asset value - End of year	$10.06	$12.33	$12.39	$10.22	$10.04

Net assets - End of year (000’s omitted)	$5,226	$10,469	$15,993	$11,827	$11,475

Total return[3]	(1.91%)	7.60%	24.50%	8.67%	0.50%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[4]	0.55%[5]	0.55%[5]	0.55%[6]	0.55%[7]
Net investment income[2]	0.62%	0.23%	0.20%	0.54%	0.52%
Series portfolio turnover[8]	45%	22%	13%	24%	19%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.08%[4]	0.06%[5]	0.09%[5]	0.14%[6]	0.17%[7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9Less than $0.01.

The accompanying notes are an integral part of the financial statements.

57

Financial Highlights

TARGET 2040 SERIES CLASS I	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.58	$12.55	$10.35	$10.16	$10.26

Income from investment operations:
Net investment income[1,2]	0.10	0.10	0.08	0.10	0.04
Net realized and unrealized gain (loss) on Underlying Series	(0.30)	0.94	2.45	0.74	0.06

Total from investment operations	(0.20)	1.04	2.53	0.84	0.10

Less distributions to shareholders:
From net investment income	(0.65)	(0.51)	(0.09)	(0.11)	(0.11)
From net realized gain on investments	(1.53)	(0.50)	(0.24)	(0.54)	(0.09)

Total distributions to shareholders	(2.18)	(1.01)	(0.33)	(0.65)	(0.20)

Net asset value - End of year	$10.20	$12.58	$12.55	$10.35	$10.16

Net assets - End of year (000’s omitted)	$43,552	$32,952	$33,545	$20,194	$11,298

Total return[3]	(2.08%)	8.81%	25.16%	9.23%	0.93%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[5]	0.05%[5]	0.05%[6]	0.05%[7]
Net investment income[2]	0.96%	0.79%	0.71%	0.99%	0.35%
Series portfolio turnover[8]	45%	22%	13%	24%	19%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.08%[4]	0.06%[5]	0.09%[5]	0.14%[6]	0.18%[7]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.83% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.81% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.82% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratios of the Underlying Series were 0.82% for Manning & Napier Pro-Blend® Extended Term Series - Class I and 0.84% for Manning & Napier Pro-Blend® Maximum Term Series - Class I.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

58

Financial Highlights

TARGET 2045 SERIES CLASS K	FOR THE YEARS ENDED			FOR THE PERIOD 6/25/12[1] TO 10/31/12
	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$14.32	$13.73	$11.01	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.08	0.03	0.03	(0.01)
Net realized and unrealized gain (loss) on Underlying Series	(0.34)	1.15	2.74	1.02 [4]

Total from investment operations	(0.26)	1.18	2.77	1.01

Less distributions to shareholders:
From net investment income	(0.77)	(0.52)	(0.05)	—
From net realized gain on investments	(0.58)	(0.07)	—	—

Total distributions to shareholders	(1.35)	(0.59)	(0.05)	—

Net asset value - End of period	$12.71	$14.32	$13.73	$11.01

Net assets - End of period (000’s omitted)	$3,812	$3,041	$234	$3,320 [5]

Total return[6]	(2.10%)	8.90%	25.23%	10.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[7]	0.30%[8]	0.30%[8]	0.30%[9,10]
Net investment income (loss)[3]	0.58%	0.23%	0.26%	(0.30%)[9]
Series portfolio turnover[11]	28%	48%	20%	— [12]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	1.21%[7]	1.95%[8]	17.80%[8]	3,204%[9,10,13]
TARGET 2045 SERIES CLASS R	FOR THE YEARS ENDED			FOR THE PERIOD 6/25/12[1] TO 10/31/12
	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$14.25	$13.66	$10.99	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.05	0.02	0.01	(0.02)
Net realized and unrealized gain (loss) on Underlying Series	(0.35)	1.13	2.71	1.01 [4]

Total from investment operations	(0.30)	1.15	2.72	0.99

Less distributions to shareholders:
From net investment income	(0.73)	(0.49)	(0.05)	—
From net realized gain on investments	(0.58)	(0.07)	—	—

Total distributions to shareholders	(1.31)	(0.56)	(0.05)	—

Net asset value - End of period	$12.64	$14.25	$13.66	$10.99

Net assets - End of period (000’s omitted)	$1,631	$1,825	$618	$110 [5]

Total return[6]	(2.41%)	8.71%	24.87%	9.90%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[7]	0.55%[8]	0.55%[8]	0.55%[9,10]
Net investment income (loss)[3]	0.36%	0.12%	0.11%	(0.55%)[9]
Series portfolio turnover[11]	28%	48%	20%	— [12]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	1.21%[7]	2.06%[8]	9.07%[8]	8,326%[9,10,13]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Amount does not coincide with the amount shown on the Statements of Changes in Net Assets due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.

5Represents the whole number without rounding to the 000s.

6Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

9Annualized.

10Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

11Reflects activity of the Series and does not include the activity of the Underlying Series.

12Less than 1%.

13The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

59

Financial Highlights

TARGET 2045 SERIES CLASS I	FOR THE YEARS ENDED			FOR THE PERIOD 6/25/12[1] TO 10/31/12
	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$14.35	$13.75	$11.01	$10.00

Income from investment operations:
Net investment income[2,3]	0.11	0.08	0.06	—	[4]
Net realized and unrealized gain (loss) on Underlying Series	(0.35)	1.14	2.74	1.01	[5]

Total from investment operations	(0.24)	1.22	2.80	1.01

Less distributions to shareholders:
From net investment income	(0.80)	(0.55)	(0.06)	—
From net realized gain on investments	(0.58)	(0.07)	—	—

Total distributions to shareholders	(1.38)	(0.62)	(0.06)	—

Net asset value - End of period	$12.73	$14.35	$13.75	$11.01

Net assets - End of period (000’s omitted)	$4,494	$2,894	$1,983	$214	[6]

Total return[7]	(1.92%)	9.15%	25.58%	10.10%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[8]	0.05%[9]	0.05%[9]	0.05%[10,11]
Net investment income (loss)[3]	0.86%	0.57%	0.46%	(0.05%)[10]
Series portfolio turnover[12]	28%	48%	20%	—	[13]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	1.21%[8]	2.14%[9]	6.82%[9]	7,036%[10,11,14]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $0.01.

5Amount does not coincide with the amount shown on the Statements of Changes in Net Assets due to the timing of capital stock transactions and when the Series experienced unrealized gains and losses during the period.

6Represents the whole number without rounding to the 000s.

7Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

9Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

10Annualized.

11Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

12Reflects activity of the Series and does not include the activity of the Underlying Series.

13Less than 1%.

14The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

60

Financial Highlights

TARGET 2050 SERIES CLASS K	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.73	$13.52	$10.81	$10.20	$10.22

Income from investment operations:
Net investment income[1,2]	0.09	0.05	0.05	0.07	0.09
Net realized and unrealized gain (loss) on Underlying Series	(0.32)	1.07	2.74	0.81	(0.01)

Total from investment operations	(0.23)	1.12	2.79	0.88	0.08

Less distributions to shareholders:
From net investment income	(0.72)	(0.54)	(0.05)	(0.08)	(0.08)
From net realized gain on investments	(1.43)	(0.37)	(0.03)	(0.19)	(0.02)

Total distributions to shareholders	(2.15)	(0.91)	(0.08)	(0.27)	(0.10)

Net asset value - End of year	$11.35	$13.73	$13.52	$10.81	$10.20

Net assets - End of year (000’s omitted)	$15,144	$47,531	$36,591	$24,759	$18,293

Total return[3]	(2.15%)	8.80%	25.99%	9.07%	0.76%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[4]	0.30%[5]	0.30%[5]	0.30%[6]	0.30%[6]
Net investment income[2]	0.72%	0.40%	0.37%	0.69%	0.82%
Series portfolio turnover[7]	49%	13%	5%	5%	10%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.26%[4]	0.18%[5]	0.26%[5]	0.43%[6]	0.54%[6]
TARGET 2050 SERIES CLASS R	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.60	$13.43	$10.74	$10.14	$10.16

Income from investment operations:
Net investment income[1,2]	0.06	0.01	0.01	0.05	0.06
Net realized and unrealized gain (loss) on Underlying Series	(0.29)	1.04	2.73	0.80	— [8]

Total from investment operations	(0.23)	1.05	2.74	0.85	0.06

Less distributions to shareholders:
From net investment income	(0.69)	(0.51)	(0.02)	(0.06)	(0.06)
From net realized gain on investments	(1.43)	(0.37)	(0.03)	(0.19)	(0.02)

Total distributions to shareholders	(2.12)	(0.88)	(0.05)	(0.25)	(0.08)

Net asset value - End of year	$11.25	$13.60	$13.43	$10.74	$10.14

Net assets - End of year (000’s omitted)	$2,215	$5,140	$5,022	$3,448	$2,686

Total return[3]	(2.17%)	8.28%	25.69%	8.75%	0.56%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[4]	0.55%[5]	0.55%[5]	0.55%[6]	0.55%[6]
Net investment income[2]	0.54%	0.10%	0.11%	0.45%	0.55%
Series portfolio turnover[7]	49%	13%	5%	5%	10%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.26%[4]	0.18%[5]	0.26%[5]	0.43%[6]	0.54%[6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

8Less than $0.01.

The accompanying notes are an integral part of the financial statements.

61

Financial Highlights

TARGET 2050 SERIES CLASS I	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.82	$13.60	$10.88	$10.26	$10.28

Income from investment operations:
Net investment income[1,2]	0.10	0.08	0.07	0.09	0.03
Net realized and unrealized gain (loss) on Underlying Series	(0.29)	1.08	2.76	0.83	0.08

Total from investment operations	(0.19)	1.16	2.83	0.92	0.11

Less distributions to shareholders:
From net investment income	(0.77)	(0.57)	(0.08)	(0.11)	(0.11)
From net realized gain on investments	(1.43)	(0.37)	(0.03)	(0.19)	(0.02)

Total distributions to shareholders	(2.20)	(0.94)	(0.11)	(0.30)	(0.13)

Net asset value - End of year	$11.43	$13.82	$13.60	$10.88	$10.26

Net assets - End of year (000’s omitted)	$15,688	$12,077	$9,042	$4,016	$2,121

Total return[3]	(1.82%)	9.07%	26.21%	9.39%	0.98%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[4]	0.05%[5]	0.05%[5]	0.05%[6]	0.05%[6]
Net investment income[2]	0.84%	0.62%	0.57%	0.89%	0.25%
Series portfolio turnover[7]	49%	13%	5%	5%	10%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	0.26%[4]	0.18%[5]	0.26%[5]	0.43%[6]	0.57%[6]

1Calculated based on average shares outstanding during the years.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed.

4Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

7Reflects activity of the Series and does not include the activity of the Underlying Series.

The accompanying notes are an integral part of the financial statements.

62

Financial Highlights

TARGET 2055 SERIES CLASS K	FOR THE YEARS ENDED			FOR THE PERIOD 6/25/12[1] TO 10/31/12
	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.94	$13.85	$11.04	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.09	0.06	(0.02)	(0.01)
Net realized and unrealized gain (loss) on Underlying Series	(0.35)	1.05	2.86	1.05

Total from investment operations	(0.26)	1.11	2.84	1.04

Less distributions to shareholders:
From net investment income	(0.74)	(0.55)	(0.03)	—
From net realized gain on investments	(0.38)	(0.47)	—	—

Total distributions to shareholders	(1.12)	(1.02)	(0.03)	—

Net asset value - End of period	$12.56	$13.94	$13.85	$11.04

Net assets - End of period (000’s omitted)	$1,142	$1,777	$208	$214 [4]

Total return[5]	(2.06%)	8.50%	25.79%	10.40%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[6]	0.30%[7]	0.30%[7]	0.30%[8,9]
Net investment income (loss)[3]	0.68%	0.43%	(0.17%)	(0.30%)[8]
Series portfolio turnover[10]	55%	63%	605%	— [11]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	3.68%[6]	4.79%[7]	62.25%[7]	19,197%[8,9,12]
TARGET 2055 SERIES CLASS R	FOR THE YEARS ENDED			FOR THE PERIOD 6/25/12[1] TO 10/31/12
	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.83	$13.77	$11.03	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2,3]	0.05	0.03	(0.01)	(0.02)
Net realized and unrealized gain (loss) on Underlying Series	(0.34)	1.04	2.77	1.05

Total from investment operations	(0.29)	1.07	2.76	1.03

Less distributions to shareholders:
From net investment income	(0.71)	(0.54)	(0.02)	—
From net realized gain on investments	(0.38)	(0.47)	—	—

Total distributions to shareholders	(1.09)	(1.01)	(0.02)	—

Net asset value - End of period	$12.45	$13.83	$13.77	$11.03

Net assets - End of period (000’s omitted)	$409	$515	$51	$110 [4]

Total return[5]	(2.32%)	8.21%	25.01%	10.30%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[6]	0.55%[7]	0.55%[7]	0.55%[8,9]
Net investment income (loss)[3]	0.39%	0.24%	(0.07%)	(0.55%)[8]
Series portfolio turnover[10]	55%	63%	605%	— [11]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

	3.68%[6]	5.39%[7]	129.56%[7]	19,015%[8,9,12]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Represents the whole number without rounding to the 000s.

5Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

8Annualized.

9Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

10Reflects activity of the Series and does not include the activity of the Underlying Series.

11The Series had no portfolio turnover for the period.

12The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

63

Financial Highlights

TARGET 2055 SERIES CLASS I	FOR THE YEARS ENDED			FOR THE PERIOD 6/25/12[1] TO 10/31/12
	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$14.05	$13.94	$11.05	$10.00

Income from investment operations:
Net investment income[2,3]	0.10	0.08	— [4]	— [4]
Net realized and unrealized gain (loss) on Underlying Series	(0.33)	1.07	2.94	1.05

Total from investment operations	(0.23)	1.15	2.94	1.05

Less distributions to shareholders:
From net investment income	(0.78)	(0.57)	(0.05)	—
From net realized gain on investments	(0.38)	(0.47)	—	—

Total distributions to shareholders	(1.16)	(1.04)	(0.05)	—

Net asset value - End of period	$12.66	14.05	13.94	11.05

Net assets - End of period (000’s omitted)	$1,658	$872	$366	$215 [5]

Total return[6]	(1.83%)	8.75%	26.67%	10.50%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[7]	0.05%[8]	0.05%[8]	0.05%[9,10]
Net investment income (loss)[3]	0.80%	0.57%	(0.03%)	(0.05%)[9]
Series portfolio turnover[11]	55%	63%	605%	— [12]

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average the expense ratios (to average net assets) would have been increased by the following amount:

	3.68%[7]	7.80%[8]	8.21%[8]	19,201%[9,10,13]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $0.01.

5Represents the whole number without rounding to the 000s.

6Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed. Periods less than one year are not annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.82%.

9Annualized.

10Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.84%.

11Reflects activity of the Series and does not include the activity of the Underlying Series.

12The Series had no portfolio turnover for the period.

13The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

64

Financial Highlights

TARGET 2060 SERIES CLASS K	FOR THE PERIOD 9/21/15[1] TO 10/31/15
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Loss from investment operations:
Net investment loss[2,3]	(0.00)[4]
Net realized and unrealized gain on Underlying Series	0.36

Total from investment operations	0.36

Net asset value - End of period	$10.36

Net assets - End of period (000’s omitted)	$52

Total return[5]	3.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[6,7]
Net investment loss[3]	(0.30%)[6]
Series portfolio turnover[8]	4%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

151.35%[6,7,9]
TARGET 2060 SERIES CLASS R	FOR THE PERIOD 9/21/15[1] TO 10/31/15
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss[2,3]	(0.01)[4]
Net realized and unrealized gain on Underlying Series	0.37

Total from investment operations	0.36

Net asset value - End of period	$10.36

Net assets - End of period (000’s omitted)	$56

Total return[5]	3.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.55%[6,7]
Net investment loss[3]	(0.55%)[6]
Series portfolio turnover[8]	4%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

151.35%[6,7,9]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $(0.01).

5Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

6Annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

65

Financial Highlights

TARGET 2060 SERIES CLASS I	FOR THE PERIOD 9/21/15[1] TO 10/31/15
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income from investment operations:
Net investment income[2,3]	(0.00)[4]
Net realized and unrealized gain (loss) on Underlying Series	0.36

Total from investment operations	0.36

Net asset value - End of period	$10.36

Net assets - End of period (000’s omitted)	$52

Total return[5]	3.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[6,7]
Net investment loss[3]	(0.05%)[6]
Series portfolio turnover[8]	4%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:

151.34%[6,7,9]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

4Less than $(0.01).

5Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

6Annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The expense ratio of the Underlying Series was 0.83%.

8Reflects activity of the Series and does not include the activity of the Underlying Series.

9The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

66

Notes to Financial Statements

1.	Organization

Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series and Target 2060 Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

Each Series seeks to achieve its investment objectives by investing in a combination of other Manning & Napier mutual funds (the “Underlying Series”) according to a target asset allocation strategy. The Series are designed to provide single investment portfolios that adjust over time to meet the changing risk and return objectives of investors over their expected investment horizon. As the target retirement date approaches, the Series’ portfolios become more conservative with a larger fixed-income investment component. The financial statements of the Underlying Series should be read in conjunction with the Series’ financial statements.

Each Series is authorized to issue three classes of shares (Class K, R and I). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2015, 10.7 billion shares have been designated in total among 41 series, of which 40 million have been designated in each of the Series for Class K and R common stock and 100 million have been designated in each of the Series for Class I common stock.

Reorganization

The Board of Directors (the “Board”) of Target Income Series and of Target 2010 Series, each a Series of the Fund, approved the reorganization of Target 2010 Series into Target Income Series pursuant to which Target Income Series acquired substantially all of the assets and assumed certain stated liabilities of Target 2010 Series in exchange for an equal aggregate value of Target Income Series shares.

Each shareholder of Target 2010 Series received shares of Target Income Series with the same class designation and an aggregate Net Asset Value of such shareholder’s Target 2010 Series shares, as determined at the close of business on September 18, 2015.

The reorganization was accomplished by a tax-free exchange of shares of Target Income Series in the following amounts and at the following conversion ratios:

	TARGET 2010 SERIES SHARES PRIOR TO REORGANIZATION	CONVERSION RATIO	SHARES OF TARGET INCOME SERIES
Class K	2,511,185	0.910502	2,286,439
Class R	81,698	0.914253	74,693
Class I	1,590,529	0.911450	1,449,688

Target 2010 Series’ net assets and composition of net assets on September 18, 2015, the date of the reorganization, were as follows:

NET ASSETS	PAID-IN CAPITAL	ACCUMULATED NET INVESTMENT LOSS	ACCUMULATED NET REALIZED GAINS	NET UNREALIZED DEPRECIATION
$36,429,313	$38,765,154	$ (528,334)	$458,766	$ (2,266,273)

67

Notes to Financial Statements (continued)

1.	Organization (continued)

Reorganization (continued)

For financial reporting purposes, assets received and shares issued by Target Income Series were recorded at fair value; however, the cost basis of the investments received from Target 2010 Series was carried forward to align ongoing reporting of Target Income Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Target Income Series immediately after the acquisition amounted to $96,959,284. Target 2010 Series’ fair value and cost of investments prior to the reorganization were $36,437,090 and $38,703,363, respectively.

The purpose of the transaction was to combine two funds managed by the Advisor, the investment advisor to both Target Income Series and Target 2010 Series, with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was effective on September 21, 2015.

Assuming the acquisition had been completed on November 1, 2014, the beginning of the annual reporting period for Target Income Series, the pro forma results of operations for the year ended October 31, 2015, are as follows:

•	Net investment income: $1,945,513

•	Net realized and change in unrealized gain/loss on investments: ($3,429,309)

•	Net decrease in the net assets resulting from operations: ($1,483,796)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Target 2010 Series that have been included in the Target Income Series’ Statement of Operations since September 21, 2015.

Reorganization costs incurred by Target Income Series in connection with the reorganization were paid by the Advisor.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Investments in the Underlying Series are valued at their net asset value per share on valuation date. In the absence of the availability of a net asset value per share on the Underlying Series, security valuations may be determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly

68

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level on any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2015 in valuing the Series’ assets or liabilities carried at fair value:

	TARGET INCOME SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$95,834,412	$95,834,412	$—	$—

Total assets	$95,834,412	$95,834,412	$—	$—

	TARGET 2015 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$9,434,835	$9,434,835	$—	$—

Total assets	$9,434,835	$9,434,835	$—	$—

	TARGET 2020 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$163,195,086	$163,195,086	$—	$—

Total assets	$163,195,086	$163,195,086	$—	$—

	TARGET 2025 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$29,560,983	$29,560,983	$—	$—

Total assets	$29,560,983	$29,560,983	$—	$—

	TARGET 2030 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$166,200,964	$166,200,964	$—	$—

Total assets	$166,200,964	$166,200,964	$—	$—

69

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	TARGET 2035 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$22,334,649	$22,334,649	$—	$—

Total assets	$22,334,649	$22,334,649	$—	$—

	TARGET 2040 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$100,744,952	$100,744,952	$—	$—

Total assets	$100,744,952	$100,744,952	$—	$—

	TARGET 2045 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$9,959,515	$9,959,515	$—	$—

Total assets	$9,959,515	$9,959,515	$—	$—

	TARGET 2050 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$33,066,824	$33,066,824	$—	$—

Total assets	$33,066,824	$33,066,824	$—	$—

	TARGET 2055 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$3,229,941	$3,229,941	$—	$—

Total assets	$3,229,941	$3,229,941	$—	$—

	TARGET 2060 SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual fund	$157,243	$157,243	$—	$—

Total assets	$157,243	$157,243	$—	$—

There were no Level 2 or Level 3 securities held by any of the Series as of October 31, 2014 or October 31, 2015.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2015.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Income and capital gains distributions from the Underlying Series, if any, are recorded on the ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the

70

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

Fund’s Board, taking into consideration, among other things, the nature and type of expense. Expenses included in the accompanying statements of operations do not include any expense of the Underlying Series.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2015, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on Target Income Series, Target 2020 Series, Target 2030 Series, Target 2040 Series, and Target 2050 Series tax returns remains open for the years ended October 31, 2012 through October 31, 2015. The statute of limitations on Target 2015 Series, Target 2025 Series, Target 2035 Series, Target 2045 Series, Target 2055 Series remains open for the period ended October 31, 2012 and the years ended October 31, 2013 through October 31, 2015 and Target 2060 Series remains open for the period ended October 31, 2015. The Series are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/ repatriation transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the

71

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other (continued)

financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Advisor does not receive an advisory fee for the services it performs for the Series. However, the Advisor is entitled to receive an advisory fee from each of the Underlying Series in which the Series invest.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least February 28, 2020 for Target Income Series, Target 2020 Series, Target 2030 Series, Target 2040 Series, Target 2050 Series, until at least February 28, 2023 for Target 2015 Series, Target 2025 Series, Target 2035 Series, Target 2045 Series and Target 2055 Series and until at least February 28, 2026 for Target 2060 Series, to limit each class’ total direct annual fund operating expenses for the Series at no more than 0.05% for each class, exclusive of distribution and service fees, of average daily net assets each year. The Advisor’s agreement to limit each class’ operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through their investments in the Underlying Series. For the year ended October 31, 2015, the Advisor reimbursed expenses of $113,898 for Target Income Series, $113,547 for Target 2015 Series, $66,423 for Target 2020 Series, $110,893 for Target 2025 Series, $79,258 for Target 2030 Series, $113,363 for Target 2035 Series, $92,156 for Target 2040 Series, $115,000 for Target 2045 Series, $121,944 for Target 2050 Series, $116,504 for Target 2055 Series and for the period from June 21, 2015 to October 31, 2015 the Advisor reimbursed expenses of $25,216 for Target 2060 Series, which is included as a reduction of expenses on the Statements of Operations. The Advisor is not eligible to recoup any expenses that have been reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class K and Class R shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and services fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class K shares and 0.50% of average daily net assets attributable to Class R shares. There are no distribution and services fees on the Class I shares of each Series. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.00225% of average daily net assets with an annual base fee of $40,000 per Target series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

72

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended October 31, 2015, purchases and sales of Underlying Series were as follows:

SERIES	PURCHASES	SALES
Target Income Series	$12,093,167	$24,433,013
Target 2015 Series	$5,487,995	$4,527,804
Target 2020 Series	$82,323,507	$74,422,648
Target 2025 Series	$16,965,398	$7,674,023
Target 2030 Series	$73,874,912	$71,912,555
Target 2035 Series	$13,742,341	$5,539,145
Target 2040 Series	$53,374,651	$62,325,064
Target 2045 Series	$6,496,470	$2,618,177
Target 2050 Series	$23,867,204	$44,098,050
Target 2055 Series	$2,417,127	$1,761,605
Target 2060 Series	$155,422	$3,681

5.	Investments in Affiliated Issuers

A summary of the Series’ transactions in the shares of affiliated issuers during the year ended October 31, 2015 and for the period June 21, 2015 to October 31, 2015 for Target 2060 Series, is set forth below:

TARGET INCOME SERIES	VALUE AT 10/31/14	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/15	SHARES HELD AT 10/31/15	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Conservative Term Series - Class I	$77,491,610	$12,093,167	$24,433,013	$95,834,412	9,377,144	$1,372,718	$4,633,465

	$77,491,610	$12,093,167	$24,433,013	$95,834,412		$1,372,718	$4,633,465

TARGET 2015 SERIES	VALUE AT 10/31/14	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/15	SHARES HELD AT 10/31/15	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Extended Term Series - Class I	$481,989	$63,487	$475,500	$—	—	$4,477	$(2,022)
Manning & Napier Pro-Blend® Moderate Term Series - Class I	9,110,760	5,424,508	4,052,304	$9,434,835	936,925	130,364	500,042

	$9,592,749	$5,487,995	$4,527,804	$9,434,835		$134,841	$498,020

73

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers (continued)

TARGET 2020 SERIES	VALUE AT 10/31/14	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/15	SHARES HELD AT 10/31/15	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Extended Term Series - Class I	$72,173,371	$19,001,275	$38,881,470	$41,033,658	4,287,739	$929,678	$6,536,842
Manning & Napier Pro-Blend® Moderate Term Series - Class I	107,493,265	63,322,232	35,541,178	122,161,428	12,131,224	1,629,575	9,314,306

	$179,666,636	$82,323,507	$74,422,648	$163,195,086		$2,559,253	$15,851,148

TARGET 2025 SERIES	VALUE AT 10/31/14	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/15	SHARES HELD AT 10/31/15	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$1,220,730	$278,654	$1,257,651	$—	—	$6,155	$(11,901)
Manning & Napier Pro-Blend® Extended Term Series - Class I	23,153,153	16,686,744	6,416,372	29,560,983	3,088,922	383,125	2,167,613

	$24,373,883	$16,965,398	$7,674,023	$29,560,983		$389,280	$2,155,712

TARGET 2030 SERIES	VALUE AT 10/31/14	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/15	SHARES HELD AT 10/31/15	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$59,452,391	$18,632,562	$24,302,748	$41,935,963	4,156,191	$496,805	$10,226,804
Manning & Napier Pro-Blend® Extended Term Series - Class I	138,366,980	55,242,350	47,609,807	124,265,001	12,984,849	2,046,592	17,445,373

	$197,819,371	$73,874,912	$71,912,555	$166,200,964		$2,543,397	$27,672,177

TARGET 2035 SERIES	VALUE AT 10/31/14	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/15	SHARES HELD AT 10/31/15	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$9,811,536	$6,819,569	$3,201,841	$11,213,419	1,111,340	$104,536	$1,293,036
Manning & Napier Pro-Blend® Extended Term Series - Class I	7,992,876	6,922,772	2,337,304	11,121,230	1,162,093	145,146	845,400

	$17,804,412	$13,742,341	$5,539,145	$22,334,649		$249,682	$2,138,436

74

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers (continued)

TARGET 2040 SERIES	VALUE AT 10/31/14	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/15	SHARES HELD AT 10/31/15	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$106,793,252	$37,328,463	$48,483,740	$75,799,725	7,512,361	$858,728	$17,021,033
Manning & Napier Pro-Blend® Extended Term Series - Class I	26,636,668	16,046,188	13,841,324	24,945,227	2,606,607	382,961	2,489,835

	$133,429,920	$53,374,651	$62,325,064	$100,744,952		$1,241,689	$19,510,868

TARGET 2045 SERIES	VALUE AT 10/31/14	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/15	SHARES HELD AT 10/31/15	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$7,789,209	$6,496,470	$2,618,177	$9,959,515	987,068	$85,669	$1,031,166

	$7,789,209	$6,496,470	$2,618,177	$9,959,515		$85,669	$1,031,166

TARGET 2050 SERIES	VALUE AT 10/31/14	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/15	SHARES HELD AT 10/31/15	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$64,776,991	$23,867,204	$44,098,050	$33,066,824	3,277,188	$458,049	$8,562,190

	$64,776,991	$23,867,204	$44,098,050	$33,066,824		$458,049	$8,562,190

TARGET 2055 SERIES	VALUE AT 10/31/14	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/15	SHARES HELD AT 10/31/15	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$3,183,296	$2,417,127	$1,761,605	$3,229,941	320,113	$29,232	$246,991

	$3,183,296	$2,417,127	$1,761,605	$3,229,941		$29,232	$246,991

TARGET 2060 SERIES	VALUE AT 10/31/14	PURCHASE COST	SALES PROCEEDS	VALUE AT 10/31/15	SHARES HELD AT 10/31/15	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN
Manning & Napier Pro-Blend® Maximum Term Series - Class I	$—	$155,422	$3,681	$157,243	15,584	$—	$11

	$—	$155,422	$3,681	$157,243		$—	$11

75

Notes to Financial Statements (continued)

6.	Capital Stock Transactions

Transactions in Class K, Class R, Class C1 and Class I shares:

TARGET INCOME SERIES:	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Shares
Issued in
Reorganization[2]	2,286,439	$21,835,482	—	$—	74,693	$705,844	—	$—
Sold	417,583	4,120,152	594,916	6,346,724	46,949	471,844	197,021	2,073,981
Reinvested	476,694	4,705,653	298,064	3,099,837	115,274	1,123,916	80,398	826,443
Repurchased	(1,088,610)	(10,723,666)	(389,501)	(4,186,913)	(1,231,416)	(12,101,840)	(264,088)	(2,799,033)

Total	2,092,106	$19,937,621	503,479	$5,259,648	(994,500)	$(9,800,236)	13,331	$101,391

TARGET INCOME SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Shares
Issued in
Reorganization[2]	—	$—	1,449,688	$13,887,987	—	$—
Sold	310	3,268	446,104	4,558,364	538,207	5,835,286
Reinvested	6,196	63,073	108,763	1,075,966	66,226	690,717
Repurchased	(118,399)	(1,223,624)	(405,177)	(4,024,518)	(558,452)	(6,030,911)

Total	(111,893)	$(1,157,283)	1,599,378	$15,497,799	45,981	$495,092

TARGET 2015 SERIES:	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	190,940	$2,175,614	272,455	$3,220,613	37,539	$426,489	79,960	$959,149
Reinvested	15,518	176,996	3,246	38,136	7,339	83,810	2,807	32,583
Repurchased	(158,103)	(1,821,499)	(97,164)	(1,148,035)	(101,228)	(1,160,178)	(37,416)	(454,556)

Total	48,355	$531,111	178,537	$2,110,714	(56,350)	$(649,879)	45,351	$537,176

TARGET 2015 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	CLASS C		CLASS I		CLASS I
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	—	—	182,270	$2,078,159	249,113	$2,960,038
Reinvested	—	3	22,934	262,346	7,624	89,090
Repurchased	(10)	(122)	(142,593)	(1,626,254)	(167,732)	(1,999,024)

Total	(10)	$(119)	62,611	$714,251	89,005	$1,050,104

TARGET 2020 SERIES:	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	CLASS K		CLASS K		CLASS R		CLASS R
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	1,820,935	$17,742,873	1,798,069	$19,200,184	221,254	$2,137,917	866,122	$9,205,721
Reinvested	1,011,644	9,774,681	490,851	5,042,352	228,457	2,181,770	174,536	1,768,517
Repurchased	(3,228,733)	(31,463,509)	(1,111,332)	(11,902,836)	(1,701,100)	(16,277,608)	(1,764,377)	(18,770,783)

Total	(396,154)	$(3,945,955)	1,177,588	$12,339,700	(1,251,389)	$(11,957,921)	(723,719)	$(7,796,545)

76

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2020 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	7,546	$78,385	2,802,754	$28,335,764	1,670,826	$17,839,002
Reinvested	17,278	174,511	756,165	7,337,982	392,551	4,043,714
Repurchased	(377,845)	(3,906,268)	(1,371,700)	(13,273,390)	(2,875,004)	(30,309,189)

Total	(353,021)	$(3,653,372)	2,187,219	$22,400,356	(811,627)	$(8,426,473)

TARGET 2025 SERIES:	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	556,093	$6,830,718	622,495	$7,855,821	56,808	$691,215	199,173	$2,563,183
Reinvested	51,349	623,352	3,736	47,738	20,585	250,329	4,793	59,676
Repurchased	(178,234)	(2,168,108)	(106,271)	(1,352,858)	(191,936)	(2,352,130)	(35,183)	(458,590)

Total	429,208	$5,285,962	519,960	$6,550,701	(114,543)	$(1,410,586)	168,783	$2,164,269

TARGET 2025 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	249	$3,080	539,558	$6,563,102	546,701	$6,960,557
Reinvested	1,064	13,049	66,271	802,064	21,225	262,305
Repurchased	(47,430)	(583,342)	(294,126)	(3,570,654)	(314,359)	(3,995,477)

Total	(46,117)	$(567,213)	311,703	$3,794,512	253,567	$3,227,385

TARGET 2030 SERIES:	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	1,826,124	$18,788,095	2,709,470	$30,826,158	295,552	$3,006,502	703,724	$7,936,872
Reinvested	1,546,306	15,543,362	541,087	5,886,045	272,475	2,719,456	155,634	1,677,028
Repurchased	(5,593,631)	(56,679,063)	(980,255)	(11,210,450)	(1,259,362)	(12,487,469)	(1,500,947)	(17,167,486)

Total	(2,221,201)	$(22,347,606)	2,270,302	$25,501,753	(691,335)	$(6,761,511)	(641,589)	$(7,553,586)

TARGET 2030 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	1,640	$17,936	2,936,452	$31,267,444	1,524,584	$17,468,968
Reinvested	15,259	163,266	883,682	8,956,560	358,433	3,925,732
Repurchased	(284,534)	(3,123,773)	(1,136,582)	(11,506,373)	(2,425,197)	(27,175,575)

Total	(267,635)	$(2,942,571)	2,683,552	$28,717,631	(542,180)	$(5,780,875)

77

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2035 SERIES:	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	394,251	$5,158,839	427,866	$5,666,101	56,939	$727,311	143,162	$1,964,601
Reinvested	47,513	602,819	2,814	37,215	18,029	229,367	4,353	56,641
Repurchased	(105,200)	(1,338,625)	(73,524)	(978,828)	(97,765)	(1,238,203)	(23,835)	(324,572)

Total	336,564	$4,423,033	357,156	$4,724,488	(22,797)	$(281,525)	123,680	$1,696,670

TARGET 2035 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	1,915	$25,330	461,178	$5,945,774	358,146	$4,832,377
Reinvested	155	1,991	59,121	752,204	18,998	246,760
Repurchased	(7,289)	(94,894)	(321,116)	(4,108,120)	(164,131)	(2,186,471)

Total	(5,219)	$(67,573)	199,183	$2,589,858	213,013	$2,892,666

TARGET 2040 SERIES:	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	1,367,068	$14,445,258	1,663,928	$20,388,860	173,002	$1,823,779	341,962	$4,218,529
Reinvested	1,345,541	14,049,199	461,132	5,408,209	172,074	1,786,156	105,481	1,227,456
Repurchased	(4,280,661)	(45,014,121)	(848,925)	(10,505,295)	(675,002)	(6,912,325)	(888,702)	(11,026,033)

Total	(1,568,052)	$(16,519,664)	1,276,135	$15,291,774	(329,926)	$(3,302,390)	(441,259)	$(5,580,048)

TARGET 2040 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	3,859	$45,288	1,767,484	$19,737,040	1,035,519	$12,900,186
Reinvested	7,196	82,541	643,884	6,770,341	221,903	2,616,468
Repurchased	(122,322)	(1,430,739)	(763,364)	(8,070,391)	(1,311,468)	(15,980,412)

Total	(111,267)	$(1,302,910)	1,648,004	$18,436,990	(54,046)	$(463,758)

TARGET 2045 SERIES:	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	120,547	$1,575,737	251,163	$3,461,043	54,775	$714,708	135,581	$1,917,245
Reinvested	20,811	273,206	1,483	20,141	12,683	165,654	2,053	27,487
Repurchased	(53,667)	(719,230)	(57,306)	(800,928)	(66,537)	(873,072)	(54,743)	(783,372)

Total	87,691	$1,129,713	195,340	$2,680,256	921	$7,290	82,891	$1,161,360

78

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2045 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	5,053	$69,054	277,637	$3,744,526	164,103	$2,300,673
Reinvested	1,485	19,783	26,079	342,754	3,643	49,123
Repurchased	(39,612)	(530,880)	(152,430)	(1,994,861)	(110,339)	(1,520,716)

Total	(33,074)	$(442,043)	151,286	$2,092,419	57,407	$829,080

TARGET 2050 SERIES:	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	663,894	$7,876,102	787,621	$10,725,330	111,753	$1,315,055	194,818	$2,642,156
Reinvested	640,516	7,494,105	197,269	2,536,504	68,631	797,489	26,639	339,988
Repurchased	(3,433,652)	(40,344,397)	(229,237)	(3,114,414)	(361,376)	(4,151,305)	(217,531)	(2,973,315)

Total	(2,129,242)	$(24,974,190)	755,653	$10,147,420	(180,992)	$(2,038,761)	3,926	$8,829

TARGET 2050 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	2,086	$26,692	680,773	$8,212,637	457,101	$6,219,219
Reinvested	6,212	78,026	173,370	2,043,399	46,716	605,112
Repurchased	(114,967)	(1,479,794)	(354,807)	(4,236,301)	(294,896)	(3,974,400)

Total	(106,669)	$(1,375,076)	499,336	$6,019,735	208,921	$2,849,931

TARGET 2055 SERIES:	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	CLASS K SHARES	AMOUNTS	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	70,074	$919,046	193,900	$2,669,309	20,716	$267,598	44,218	$617,792
Reinvested	11,308	146,585	1,621	21,518	3,176	40,849	477	6,272
Repurchased	(117,934)	(1,549,911)	(83,064)	(1,155,364)	(28,276)	(363,445)	(11,124)	(150,506)

Total	(36,552)	$(484,280)	112,457	$1,535,463	(4,384)	$(54,998)	33,571	$473,558

TARGET 2055 SERIES:	FOR THE YEAR ENDED 10/31/14		FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	CLASS C SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	57	$773	96,840	$1,265,526	52,372	$725,482
Reinvested	5	65	5,406	70,699	2,029	26,809
Repurchased	(110)	(1,441)	(33,315)	(437,883)	(18,639)	(259,702)

Total	(48)	$(603)	68,931	$898,342	35,762	$492,589

79

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

TARGET 2060 SERIES:	FOR THE PERIOD 9/21/15 (COMMENCEMENT OF OPERATIONS) TO 10/31/15		FOR THE PERIOD 9/21/15 (COMMENCEMENT OF OPERATIONS) TO 10/31/15
	CLASS K SHARES	AMOUNTS	CLASS R SHARES	AMOUNTS
Sold	5,000	$50,000	5,397	$54,041
Reinvested	—	—	—	—
Repurchased	—		(7)	(72)

Total	5,000	$50,000	5,390	$53,969

TARGET 2060 SERIES:	FOR THE PERIOD 9/21/15 (COMMENCEMENT OF OPERATIONS) TO 10/31/15
	CLASS I SHARES	AMOUNTS
Sold	5,000	$50,000
Reinvested	—	—
Repurchased	—	—

Total	5,000	$50,000

1Class C was liquidated during the year ended October 31, 2014, therefore there are no transactions in the table above for the year ended October 31, 2015.

2See Note 1 regarding the reorganization.

The following table represents instances at October 31, 2015, where a shareholder account owned greater than 10% of a Series:

SERIES	NUMBER OF ACCOUNTS OVER 10%	SHARES OWNED	PERCENTAGE OF SERIES SHARES OUTSTANDING	VALUE
Target Income Series	1	5,663,595	57.5%	$55,050,143
Target 2015 Series	1	174,424	20.6%	$1,955,298
Target 2020 Series	1	6,791,251	39.4%	$64,307,590
Target 2025 Series	2	876,550	35.1%	$10,349,135
Target 2030 Series	1	6,330,776	37.4%	$62,136,573
Target 2035 Series	2	810,562	44.8%	$10,006,621
Target 2040 Series	2	4,529,337	45.7%	$45,985,092
Target 2045 Series	2	302,219	38.6%	$3,843,894
Target 2050 Series	1	548,424	18.9%	$6,268,490
Target 2055 Series	2	107,315	42.1%	$1,355,894
Target 2060 Series	—	—	—	$—

Investment activities of these shareholders may have a material effect on the Series.

Substantially all of the Target 2060 Series shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

7.	Financial Instruments

The Underlying Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Underlying Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that

80

Notes to Financial Statements (continued)

7.	Financial Instruments (continued)

changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were directly held by the Series as of October 31, 2015.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2015, $119,091, $2,899,768, $554,316, $6,024,274, $720,924, $5,674,417, $408,317, $3,159,915 and $157,366 was reclassified within the Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series and Target 2055 Series capital accounts, respectively, from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income. Amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $68,857, increase Undistributed Net Investment Income by $786,018 and decrease Accumulated Net Realized Gain on Investments by $854,875 for Target Income Series. Amounts were reclassified within the capital accounts to decrease Additional Paid in Capital by $5, increase Undistributed Net Investment Income by $50 and decrease Accumulated Net Realized Gain on Investments by $45 for Target 2060 Series. The reclassifications relate primarily to distributions from investments in the Underlying Series. Any such reclassifications are not reflected in the financial highlights.

The final determination of the tax character of current year distributions will be made at the conclusion of the fiscal year. The tax character of distributions paid for the year ended October 31, 2015 were as follows:

	TARGET INCOME SERIES	TARGET 2015 SERIES	TARGET 2020 SERIES	TARGET 2025 SERIES	TARGET 2030 SERIES
Ordinary income (2015)	$1,993,670	$323,856	$5,131,810	$994,754	$8,177,375
Ordinary income (2014)	$1,959,383	$159,729	$4,396,383	$380,884	$6,847,796
Long-term capital gain (2015)	$5,034,635	$226,032	$14,598,333	$845,593	$19,717,662
Long-term capital gain (2014)	$2,802,409	$83	$6,768,937	$1,902	$4,866,589

	TARGET 2035 SERIES	TARGET 2040 SERIES	TARGET 2045 SERIES	TARGET 2050 SERIES	TARGET 2055 SERIES	TARGET 2060 SERIES
Ordinary income (2015)	$1,009,386	$6,658,425	$575,767	$3,512,578	$202,996	$—
Ordinary income (2014)	$340,596	$464,257	$116,039	$2,125,579	$54,737	$—
Long-term capital gain (2015)	$666,542	$16,464,854	$241,240	$6,947,427	$67,345	$—
Long-term capital gain (2014)	$2,057	$4,711,859	$496	$1,452,018	$19	$—

At October 31, 2015, the tax basis of components of distributable earnings and the net unrealized appreciation (depreciation) based on the identified cost of investments for federal income tax purposes were as follows:

	TARGET INCOME SERIES	TARGET 2015 SERIES	TARGET 2020 SERIES	TARGET 2025 SERIES	TARGET 2030 SERIES
Cost for federal income tax purposes	$101,176,770	$10,241,023	$176,521,797	$32,889,331	$185,103,515
Unrealized appreciation	$—	$—	$—	$—	$—
Unrealized depreciation	(5,342,358)	(806,188)	(13,326,711)	(3,328,348)	(18,902,551)

Net unrealized depreciation	$(5,342,358)	$(806,188)	$(13,326,711)	$(3,328,348)	$(18,902,551)

Undistributed ordinary income	51,139	6,457	110,360	22,257	115,962
Undistributed long-term capital gains	3,977,013	586,220	13,936,678	2,302,313	22,083,706

81

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

	TARGET 2035 SERIES	TARGET 2040 SERIES	TARGET 2045 SERIES	TARGET 2050 SERIES	TARGET 2055 SERIES	TARGET 2060 SERIES
Cost for federal income tax purposes	$25,602,050	$113,590,771	$11,558,791	$36,669,927	$3,769,039	$151,786
Unrealized appreciation	$—	$—	$—	$—	$—	$5,491
Unrealized depreciation	(3,267,401)	(12,845,819)	(1,599,276)	(3,603,103)	(539,098)	(34)

Net unrealized appreciation (depreciation)	$(3,267,401)	$(12,845,819)	$(1,599,276)	$(3,603,103)	$(539,098)	$5,457

Undistributed ordinary income	15,091	57,305	5,264	12,013	1,561	—
Undistributed long-term capital gains	2,198,416	15,564,808	1,000,376	6,162,262	303,315	—

At October 31, 2015, Target 2050 Series utilized capital loss carryovers of $334 in the current year.

82

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of –Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series and Target 2060 Series:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series and Target 2060 Series (each a series of Manning & Napier Fund, Inc., hereafter collectively referred to as the “Series”) at October 31, 2015, the results of each of their operations for the period then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 18, 2015

83

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law, as qualified dividend income (“QDI”).

Series	QDI
Target Income Series	$617,183
Target 2015 Series	89,134
Target 2020 Series	2,028,834
Target 2025 Series	371,675
Target 2030 Series	3,122,304
Target 2035 Series	332,996
Target 2040 Series	2,249,399
Target 2045 Series	154,949
Target 2050 Series	1,134,955
Target 2055 Series	58,528
Target 2060 Series	—

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Target Income Series	21.86%
Target 2015 Series	18.20%
Target 2020 Series	22.63%
Target 2025 Series	23.08%
Target 2030 Series	22.91%
Target 2035 Series	21.43%
Target 2040 Series	21.43%
Target 2045 Series	18.95%
Target 2050 Series	20.93%
Target 2055 Series	19.86%
Target 2060 Series	—%

The Series designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2015 as follows:

Series
Target Income Series	$4,176,538
Target 2015 Series	615,602
Target 2020 Series	14,633,667
Target 2025 Series	2,417,583
Target 2030 Series	23,188,232
Target 2035 Series	2,308,375
Target 2040 Series	16,343,245
Target 2045 Series	1,050,448
Target 2050 Series	6,470,641
Target 2055 Series	318,502
Target 2060 Series	—

84

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2014, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2014 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 28 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 20 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios and thus the Advisor is incurring those expenses over the caps. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

85

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

86

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	James E. Mikolaichik*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund: Term of Office[1] & Length of Time Served: Principal Occupation(s) During Past 5 Years:

Principal Executive Officer, President, Chairman & Director

Indefinite - Chairman and Director since August 2015

Chief Financial Officer since 2011 - Manning & Napier Advisors, LLC;

Executive Vice President and Head of Strategy (2008-2011) and Chief Risk Officer (2004-2008) - Old Mutual Asset Management.

Holds or has held one or more of the following title for various subsidiaries and affiliates: Chief Financial Officer

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:

Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments);

Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-2009)
GMP Companies (2000-2011)
Cytos Biotechnology Ltd. (2012-present)

87

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:

Boston Early Music Festival (non-profit) (2007-present) Amherst Early Music, Inc. (non-profit)(2009-present) Gotham Early Music Scene, Inc. (non-profit)(2009-present)

Partnership for New York City, Inc. (non-profit) (1989-2010)

New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (1972-present)
Culinary Institute of America (non-profit college) (1985-present)
George Eastman House (museum) (1988-present)
National Restaurant Association (restaurant trade organization) (1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present)

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

88

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor. Mr. Mikolaichik serves as the Chief Financial Officer for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

89

Results of Special Meeting of Shareholders

(unaudited)

A Special Meeting of the Shareholders of the Fund was held on August 18, 2015. The number of votes necessary to conduct the meeting and approve the proposal was obtained, and the results of the vote of shareholders of all the Series of the Fund voting together in the aggregate is listed below:

PROPOSAL 1:

Election of Directors

	NUMBER OF SHARES VOTED FOR	NUMBER OF SHARES WITHELD
Stephen B. Ashley	883,968,395	8,618,094
Paul A. Brooke	884,510,661	8,075,828
Peter L. Faber	884,140,893	8,445,596
James E. Mikolaichik	883,391,832	9,194,657
Harris H. Rusitzky	620,022,215	272,564,274
Chester N. Watson	884,638,809	7,947,680

90

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNTGT-10/15-AR

Manning & Napier Fund, Inc.

Annual Report | October 31, 2015

www.manning-napier.com

DISCIPLINED VALUE SERIES

Disciplined Value Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility defined global equity markets during the past year, largely driven by macroeconomic factors. Markets around the world experienced a correction in late August amidst a broad selloff triggered by renewed concerns about economic growth in emerging markets — China in particular — and uncertainty about the effects of that slowdown on overall global growth. Developed economies continued to provide accommodative monetary policy to combat growth concerns, although markets focused near the end of the period on whether the U.S. Federal Reserve would begin to raise policy interest rates. For much of the year, Europe struggled with uncertainty regarding Greece’s ability to secure bailout funding from its creditors, which impaired investor sentiment. China’s economy slowed, but the government continued to demonstrate a willingness to provide support through a combination of policy-easing maneuvers and targeted stimulus measures. The U.S. economy remained on a path of slow growth that nevertheless made it the best performing developed economy. U.S. stocks generally moved higher, whereas global equity markets were notably weaker. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Disciplined Value Series

Fund Commentary

(unaudited)

Investment Objective

Through a systematic investment approach, the Series seeks to provide competitive returns consistent with the broad equity market while also providing a level of capital protection during bear markets. The Series is designed to offer a diversified portfolio of dividend-paying equity securities. Using a disciplined screening process with a focus on mid-to-large capitalization companies, securities are selected based on free cash flow generation and earnings power, minimum dividend yield, dividend sustainability, and financial health.

Performance Commentary

U.S. equity markets generally delivered positive absolute returns for the twelve-month period ended October 31, 2015. The Russell 3000 Index returned 4.49%. Growth stocks outperformed value stocks during the period as the Russell 1000 Growth Index returned 9.18% while the Russell 1000 Value Index returned 0.53%. The Disciplined Value Series Class S provided modestly positive absolute returns of 0.63%, outperforming its primary benchmark, the Russell 1000 Value Index on a relative basis.

The Series’ outperformance relative to the Russell 1000 Value Index during the year was driven by sector positioning. Conversely, stock selection detracted from relative returns. Regarding major contributors to relative performance, the Series’ underweight to Energy and overweight to Health Care aided relative returns. Stock selection in Information Technology, Materials, and Consumer Discretionary aided relative returns as well.

Offsetting a portion of the relative outperformance was stock selection in Health Care, Industrials, and Consumer Staples. The Series’ underweight to Financials as compared to the benchmark challenged relative returns as well.

Within the Series, through our disciplined screening process, we will pursue opportunities for investors to generate stable income with the potential for capital appreciation. Importantly, our approach will continue to emphasize risk management as a critical component in managing the Series. Despite today’s challenging slow economic growth environment, we believe that this approach can help generate the absolute returns needed to achieve shareholder’ long-term investment goals.

As we look toward 2016, we believe the U.S. economy is in better shape than the European economies and only modestly impacted by the slowdown in emerging markets. We hold the view that the Federal Reserve Bank is not far away from beginning the process of policy normalization, which should include lifting policy interest rates. Broadly speaking, valuations in the developed world remain neutral at best, whereas valuations in select emerging markets are relatively more attractive. Shareholders can expect us to remain active, flexible, and selective in our approach in order to avoid overvalued areas of the market, something Manning & Napier has done for over 40 years as an active investment manager.

Please see the next page for additional performance information as of October 31, 2015.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863

Performance for the Disciplined Value Series Class S shares is provided above. Performance for the Disciplined Value Series Class I shares may be higher or lower based on the Class’ underlying expenses

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and mid-cap risk. In addition, because the Advisor manages the Series with a quantitative approach, the Series is subject to the additional risk that the investment approach may not be successful. Further, the Advisor does not intend to make frequent changes to the Series’ portfolio in response to market movements.

2

Disciplined Value Series

Performance Update as of October 31, 2015

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Disciplined Value Series (formerly known as Dividend Focus Series) - Class I3	0.91%	11.45%	12.23%
Manning & Napier Fund, Inc. - Disciplined Value Series (formerly known as Dividend Focus Series) - Class S3,4	0.63%	11.15%	11.94%
Russell 1000® Value Index[5]	0.53%	13.26%	13.02%
75/25 Blended Index[6]	-1.51%	10.60%	11.57%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Disciplined Value Series -Class I from its inception2 (November 7, 2008) to present (October 31, 2015) to the Russell 1000® Value Index and 75/25 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from November 7, 2008, the Series’ Class I inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2015, this annualized net expense ratio was 0.79% for Class S and 0.54% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.79% for Class S and 0.54% for Class I for the year ended October 31, 2015.

4For periods through March 1, 2012 (the inception date of the Class S shares), performance for the Class S shares is hypothetical and is based on the historical performance of the Class I shares adjusted for the Class S shares’ charges and expenses.

5The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

6The 75/25 Blended Index is 75% Russell 1000® Value and 25% S&P ADR Index (S&P ADR). S&P ADR is an unmanaged, capitalization-weighted measure of non-U.S. companies within the S&P Global 1200 Index which are listed as Level I or Level II ADRs, or ordinary shares in the U.S. The S&P Global 1200 Index is designed to measure the

3

Disciplined Value Series

Performance Update as of October 31, 2015

(unaudited)

performance of the global equity market and is a composite of seven headline indices provided by S&P. The Index returns assume daily reinvestment of dividends. Index returns provided by Bloomberg. S&P Dow Jones Indices LLC, a subsidiary of the McGraw Hill Financial, Inc., is the publisher of various index based data products and services and has licensed certain of its products and services for use by Manning & Napier. All such content Copyright © 2015 by S&P Dow Jones Indices LLC and/or its affiliates. All rights reserved. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative indices.

4

Disciplined Value Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each Class at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/15	ENDING ACCOUNT VALUE 10/31/15	EXPENSES PAID DURING PERIOD* 5/1/15-10/31/15	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$976.30	$4.03	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13	0.81%
Class I
Actual	$1,000.00	$977.70	$2.74	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80	0.55%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year: therefore, the expense ratios stated above may differ from the stated in the financial highlights, which are based on one-year data.

5

Disciplined Value Series

Portfolio Composition as of October 31, 2015

(unaudited)

6

Disciplined Value Series

Investment Portfolio - October 31, 2015

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 99.0%

Consumer Discretionary - 11.3%
Auto Components - 0.5%
Johnson Controls, Inc.	20,461	$924,428

Automobiles - 0.3%
Harley-Davidson, Inc.	12,150	600,817

Distributors - 0.4%
Genuine Parts Co.	7,633	692,771

Hotels, Restaurants & Leisure - 2.8%
McDonald’s Corp.	34,225	3,841,756
Yum! Brands, Inc.	14,961	1,060,884

		4,902,640

Media - 2.1%
Omnicom Group, Inc.	11,423	855,811
Pearson plc - ADR (United Kingdom)	37,936	505,307
Thomson Reuters Corp.	27,568	1,130,839
WPP plc - ADR (United Kingdom)	11,302	1,266,502

		3,758,459

Multiline Retail - 1.1%
Kohl’s Corp.	10,026	462,399
Target Corp.	19,033	1,468,967

		1,931,366

Specialty Retail - 4.1%
Best Buy Co., Inc.	16,600	581,498
The Gap, Inc.	20,991	571,375
The Home Depot, Inc.	39,078	4,831,604
L Brands, Inc.	12,214	1,172,300

		7,156,777

Total Consumer Discretionary		19,967,258

Consumer Staples - 18.3%
Beverages - 4.8%
Coca-Cola FEMSA S.A.B. de C.V. - ADR (Mexico)	10,373	795,402
Diageo plc - ADR (United Kingdom)	17,793	2,047,618
Dr. Pepper Snapple Group, Inc.	10,055	898,615
PepsiCo, Inc.	46,788	4,781,266

		8,522,901

Food & Staples Retailing - 3.4%
Sysco Corp.	25,250	1,041,563
Wal-Mart Stores, Inc.	86,385	4,944,677

		5,986,240

The accompanying notes are an integral part of the financial statements.

7

Disciplined Value Series

Investment Portfolio - October 31, 2015

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products - 3.2%
Archer-Daniels-Midland Co.	27,644	$1,262,225
Campbell Soup Co.	13,549	688,154
ConAgra Foods, Inc.	20,984	850,901
General Mills, Inc.	23,629	1,373,081
The Hershey Co.	8,621	764,596
The J.M. Smucker Co.	6,400	751,296

		5,690,253

Household Products - 4.9%
The Clorox Co.	6,534	796,756
Colgate-Palmolive Co.	29,371	1,948,766
The Procter & Gamble Co.	75,946	5,800,755

		8,546,277

Personal Products - 2.0%
Unilever plc - ADR (United Kingdom)	79,798	3,547,021

Total Consumer Staples		32,292,692

Energy - 3.5%
Energy Equipment & Services - 1.8%
National Oilwell Varco, Inc.	12,425	467,677
Schlumberger Ltd.	28,141	2,199,501
Tenaris SA - ADR (Luxembourg)	22,356	564,936

		3,232,114

Oil, Gas & Consumable Fuels - 1.7%
CNOOC Ltd. - ADR (China)	12,856	1,461,470
Ultrapar Participacoes SA - ADR (Brazil)	29,256	506,421
Valero Energy Corp.	16,105	1,061,642

		3,029,533

Total Energy		6,261,647

Financials - 8.0%
Banks - 8.0%
BB&T Corp.	25,488	946,879
Fifth Third Bancorp	34,113	649,853
JPMorgan Chase & Co.	64,564	4,148,237
M&T Bank Corp.	5,492	658,216
The PNC Financial Services Group, Inc.	14,991	1,353,088
U.S. Bancorp	45,505	1,919,401
Wells Fargo & Co.	82,548	4,469,149

Total Financials		14,144,823

The accompanying notes are an integral part of the financial statements.

8

Disciplined Value Series

Investment Portfolio - October 31, 2015

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care - 13.0%
Health Care Equipment & Supplies - 0.4%
Baxter International, Inc.	18,846	$704,652

Pharmaceuticals - 12.6%
Johnson & Johnson	72,082	7,282,444
Merck & Co., Inc.	80,041	4,375,041
Pfizer, Inc.	164,678	5,569,410
Sanofi - ADR (France)	65,005	3,272,352
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	30,068	1,779,725

		22,278,972

Total Health Care		22,983,624

Industrials - 17.2%
Aerospace & Defense - 5.8%
The Boeing Co.	20,380	3,017,667
General Dynamics Corp.	11,806	1,754,135
Lockheed Martin Corp.	9,655	2,122,459
Raytheon Co.	11,693	1,372,758
United Technologies Corp.	20,540	2,021,341

		10,288,360

Air Freight & Logistics - 1.3%
United Parcel Service, Inc. - Class B	22,791	2,347,929

Commercial Services & Supplies - 0.6%
Waste Management, Inc.	19,934	1,071,652

Electrical Equipment - 2.5%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	76,877	1,451,438
Eaton Corp. plc	17,689	988,992
Emerson Electric Co.	27,819	1,313,891
Rockwell Automation, Inc.	6,025	657,689

		4,412,010

Industrial Conglomerates - 2.0%
3M Co.	22,251	3,498,080

Machinery - 3.4%
Caterpillar, Inc.	20,410	1,489,726
Cummins, Inc.	6,366	658,945
Deere & Co.	13,850	1,080,300
Illinois Tool Works, Inc.	14,108	1,297,090
Parker-Hannifin Corp.	5,474	573,128
Stanley Black & Decker, Inc.	7,513	796,228

		5,895,417

Road & Rail - 1.6%
Norfolk Southern Corp.	11,373	910,181

The accompanying notes are an integral part of the financial statements.

9

Disciplined Value Series

Investment Portfolio - October 31, 2015

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Road & Rail (continued)
Union Pacific Corp.	22,205	$1,984,017

		2,894,198

Total Industrials		30,407,646

Information Technology - 19.5%
Communications Equipment - 3.9%
Cisco Systems, Inc.	117,215	3,381,653
QUALCOMM, Inc.	40,783	2,423,326
Telefonaktiebolaget LM Ericsson - ADR (Sweden)	118,840	1,157,502

		6,962,481

Electronic Equipment, Instruments & Components - 0.5%
Corning, Inc.	44,293	823,850

IT Services - 4.3%
Accenture plc - Class A	20,012	2,145,286
Automatic Data Processing, Inc.	17,067	1,484,658
International Business Machines Corp.	18,631	2,609,830
Paychex, Inc.	16,595	855,970
Xerox Corp.	52,118	489,388

		7,585,132

Semiconductors & Semiconductor Equipment - 3.4%
Intel Corp.	124,993	4,232,263
Texas Instruments, Inc.	31,833	1,805,568

		6,037,831

Software - 5.2%
CA, Inc.	22,193	614,968
Microsoft Corp.	147,512	7,765,032
Symantec Corp.	37,545	773,427

		9,153,427

Technology Hardware, Storage & Peripherals - 2.2%
Canon, Inc. - ADR (Japan)	47,284	1,408,118
HP, Inc.	51,430	1,386,553
Seagate Technology plc	14,033	534,096
Western Digital Corp.	7,815	522,198

		3,850,965

Total Information Technology		34,413,686

Materials - 5.4%
Chemicals - 4.1%
The Dow Chemical Co.	35,080	1,812,584

The accompanying notes are an integral part of the financial statements.

10

Disciplined Value Series

Investment Portfolio - October 31, 2015

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Chemicals (continued)
E.I. du Pont de Nemours & Co.	27,714	$1,757,068
LyondellBasell Industries N.V. - Class A - ADR	14,721	1,367,728
Praxair, Inc.	9,109	1,011,919
Syngenta AG - ADR (Switzerland)	19,159	1,289,209

		7,238,508

Construction Materials - 0.5%
CRH plc - ADR (Ireland)	29,538	808,160

Metals & Mining - 0.3%
Nucor Corp.	12,702	537,295

Paper & Forest Products - 0.5%
International Paper Co.	20,279	865,710

Total Materials		9,449,673

Telecommunication Services - 2.4%
Diversified Telecommunication Services - 0.5%
Telekomunikasi Indonesia Persero Tbk PT - ADR (Indonesia)	23,064	917,025

Wireless Telecommunication Services - 1.9%
NTT DOCOMO, Inc. - ADR (Japan)	128,187	2,516,311
SK Telecom Co. Ltd. - ADR (South Korea)	32,699	770,388

		3,286,699

Total Telecommunication Services		4,203,724

Utilities - 0.4%
Electric Utilities - 0.4%
Enersis SA - ADR (Chile)	48,374	640,955

TOTAL COMMON STOCKS (Identified Cost $158,642,811)		174,765,728

SHORT-TERM INVESTMENT - 0.8%
Dreyfus Cash Management, Inc. - Institutional Shares[1], 0.06%
(Identified Cost $1,388,522)	1,388,522	1,388,522

TOTAL INVESTMENTS - 99.8%
(Identified Cost $160,031,333)		176,154,250
OTHER ASSETS, LESS LIABILITIES - 0.2%		315,303

NET ASSETS - 100%		$176,469,553

The accompanying notes are an integral part of the financial statements.

11

Disciplined Value Series

Investment Portfolio - October 31, 2015

ADR - American Depositary Receipt

1Rate shown is the current yield as of October 31, 2015.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

12

Disciplined Value Series

Statement of Assets and Liabilities

October 31, 2015

ASSETS:

Investments, at value (identified cost $160,031,333) (Note 2)	$176,154,250
Dividends receivable	275,711
Receivable for fund shares sold	162,049
Foreign tax reclaims receivable	111,072

TOTAL ASSETS	176,703,082

LIABILITIES:

Accrued management fees (Note 3)	66,131
Accrued fund accounting and administration fees (Note 3)	14,122
Accrued transfer agent fees (Note 3)	3,490
Accrued shareholder services fees (Class S) (Note 3)	3,223
Accrued Chief Compliance Officer service fees (Note 3)	421
Accrued Directors’ fees (Note 3)	31
Payable for fund shares repurchased	104,514
Audit fees payable	23,209
Other payables and accrued expenses	18,388

TOTAL LIABILITIES	233,529

TOTAL NET ASSETS	$176,469,553

NET ASSETS CONSIST OF:

Capital stock	$115,913
Additional paid-in-capital	138,464,701
Undistributed net investment income	570,453
Accumulated net realized gain on investments	21,195,569
Net unrealized appreciation on investments	16,122,917

TOTAL NET ASSETS	$176,469,553

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($15,470,795/1,329,168 shares)	$11.64

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($160,998,758/10,262,145 shares)	$15.69

The accompanying notes are an integral part of the financial statements.

13

Disciplined Value Series

Statement of Operations

For the Year Ended October 31, 2015

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $203,214)	$5,886,662

EXPENSES:

Management fees (Note 3)	889,197
Fund accounting and administration fees (Note 3)	57,385
Shareholder services fees (Class S)(Note 3)	37,353
Transfer agent fees (Note 3)	14,509
Directors’ fees (Note 3)	6,675
Chief Compliance Officer service fees (Note 3)	2,520
Custodian fees	10,577
Miscellaneous	85,184

Total Expenses	1,103,400

NET INVESTMENT INCOME	4,783,262

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	21,255,846
Net change in unrealized appreciation (depreciation) on investments	(23,865,543)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(2,609,697)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,173,565

The accompanying notes are an integral part of the financial statements.

14

Disciplined Value Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$4,783,262	$4,382,084
Net realized gain on investments	21,255,846	10,359,076
Net change in unrealized appreciation (depreciation) on investments	(23,865,543)	8,904,835

Net increase from operations	2,173,565	23,645,995

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(445,287)	(333,384)
From net investment income (Class I)	(4,361,188)	(3,921,762)
From net realized gain on investments (Class S)	(940,919)	(279,952)
From net realized gain on investments (Class I)	(9,412,072)	(3,013,000)

Total distributions to shareholders	(15,159,466)	(7,548,098)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(15,596,999)	19,298,739

Net increase (decrease) in net assets	(28,582,900)	35,396,636

NET ASSETS:

Beginning of year	205,052,453	169,655,817

End of year (including undistributed net investment income of $570,453 and $593,666,respectively)	$176,469,553	$205,052,453

The accompanying notes are an integral part of the financial statements.

15

Disciplined Value Series

Financial Highlights - Class S

	FOR THE YEARS ENDED			FOR THE PERIOD 3/1/12[1] TO 10/31/12
	10/31/15	10/31/14	10/31/13
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$12.75	$11.88	$10.14	$10.00

Income from investment operations:
Net investment income[2]	0.26	0.26	0.26	0.12
Net realized and unrealized gain on investments	(0.21)	1.25	1.89	0.23

Total from investment operations	0.05	1.51	2.15	0.35

Less distributions to shareholders:
From net investment income	(0.36)	(0.34)	(0.35)	(0.21)
From net realized gain on investments	(0.80)	(0.30)	(0.06)	—

Total distributions to shareholders	(1.16)	(0.64)	(0.41)	(0.21)

Net asset value - End of period	$11.64	$12.75	$11.88	$10.14

Net assets - End of period (000’s omitted)	$15,471	$13,716	$10,667	$5,130

Total return[3]	0.63%	13.12%	21.70%	3.59%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.79%	0.79%	0.81%	0.86%[4]
Net investment income	2.14%	2.11%	2.31%	1.76%[4]
Portfolio turnover	49%	23%	19%	16%

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized. 4Annualized.

The accompanying notes are an integral part of the financial statements.

16

Disciplined Value Series

Financial Highlights - Class I*

	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$16.76	$15.41	$13.03	$11.96	$12.41

Income from investment operations:
Net investment income[1]	0.39	0.38	0.37	0.34	0.27
Net realized and unrealized gain on investments	(0.27)	1.64	2.45	1.05	0.88

Total from investment operations	0.12	2.02	2.82	1.39	1.15

Less distributions to shareholders:
From net investment income	(0.39)	(0.37)	(0.38)	(0.30)	(0.30)
From net realized gain on investments	(0.80)	(0.30)	(0.06)	(0.02)	(1.30)

Total distributions to shareholders	(1.19)	(0.67)	(0.44)	(0.32)	(1.60)

Net asset value - End of year	$15.69	$16.76	$15.41	$13.03	$11.96

Net assets - End of year (000’s omitted)	$160,999	$191,337	$158,989	$128,760	$79,028

Total return[2]	0.91%	13.44%	22.02%	11.77%	10.17%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.54%	0.54%	0.56%	0.59%	0.60%
Net investment income	2.44%	2.38%	2.63%	2.69%	2.41%
Portfolio turnover	49%	23%	19%	16%	8%

*Effective March 1, 2012, the shares of the Series have been designated as Class I.
**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	N/A	0.45%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

17

Disciplined Value Series

Notes to Financial Statements

1.	Organization

Disciplined Value Series, formerly known as Dividend Focus Series, (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide competitive returns consistent with the broad equity market while providing a level of capital protection during market downturns.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2015, 10.7 billion shares have been designated in total among 41 series, of which 100 million have been designated as Disciplined Value Series Class I common stock and 100 million have been designated as Disciplined Value Series Class S common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both

18

Disciplined Value Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2015 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$19,967,258	$19,967,258	$—	$—
Consumer Staples	32,292,692	32,292,692	—	—
Energy	6,261,647	6,261,647	—	—
Financials	14,144,823	14,144,823	—	—
Health Care	22,983,624	22,983,624	—	—
Industrials	30,407,646	30,407,646	—	—
Information Technology	34,413,686	34,413,686	—	—
Materials	9,449,673	9,449,673	—	—
Telecommunication Services	4,203,724	4,203,724	—	—
Utilities	640,955	640,955	—	—
Mutual Fund	1,388,522	1,388,522	—	—

Total assets	$176,154,250	$176,154,250	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2014 or October 31, 2015.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2015.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date

19

Disciplined Value Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2015, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2012 through October 31, 2015. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.45% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a

20

Disciplined Value Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, the Class S shares of the Series pay a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least February 29, 2016, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of shareholder service fees, at no more than 0.60% of average daily net assets each year. For the year ended October 31, 2015, the Advisor did not waive fees or reimburse expenses for the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2015, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $92,725,272 and $115,869,444, respectively. There were no purchases or sales of U.S. Government securities.

21

Disciplined Value Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class S and I shares of Disciplined Value Series were:

CLASS S	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	502,112	$6,090,178	320,096	$3,902,262
Reinvested	118,130	1,368,047	50,658	602,636
Repurchased	(367,006)	(4,408,509)	(192,945)	(2,342,673)

Total	253,236	$3,049,716	177,809	$2,162,225

CLASS I	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,135,524	$34,619,779	2,601,735	$41,024,236
Reinvested	405,303	6,294,873	219,152	3,412,112
Repurchased	(3,694,895)	(59,561,367)	(1,720,300)	(27,299,834)

Total	(1,154,068)	$(18,646,715)	1,100,587	$17,136,514

At October 31, 2015, one shareholder account owned 4,128,980 shares of the Series (35.6% of shares outstanding) valued at $64,783,700. In addition, the retirement plan of the Advisor and its affiliates owned 203,838 shares of the Series (1.8% of shares outstanding) valued at $3,198,220. Investment activities of these shareholders may have a material effect on the Series.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2015.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatment on losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

22

Disciplined Value Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14
Ordinary income	$5,052,392	$4,400,112
Long-term capital gains	10,107,074	3,147,986

At October 31, 2015, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$160,132,354
Unrealized appreciation	25,755,286
Unrealized depreciation	(9,733,390)

Net unrealized appreciation	$16,021,896

Undistributed ordinary income	$725,106
Undistributed long-term capital gains	$21,141,937

23

Disciplined Value Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Disciplined Value Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Disciplined Value Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 18, 2015

24

Disciplined Value Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $6,029,680 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 86.08%.

The Series designates $22,199,040 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2015.

25

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	James E. Mikolaichik*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since August 2015
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2011 - Manning & Napier Advisors, LLC; Executive Vice President and Head of Strategy (2008-2011) and Chief Risk Officer (2004-2008) - Old Mutual Asset Management. Holds or has held one or more of the following title for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-2009)
GMP Companies (2000-2011)
Cytos Biotechnology Ltd. (2012-present)

26

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

Independent	Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present) Amherst Early Music, Inc. (non-profit)(2009-present) Gotham Early Music Scene, Inc. (non-profit)(2009-present) Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (1972-present) Culinary Institute of America (non-profit college) (1985-present) George Eastman House (museum) (1988-present) National Restaurant Association (restaurant trade organization) (1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present)

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

27

Disciplined Value Series

Directors’ and Officers’ Information

(unaudited)

Officers	(continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor. Mr. Mikolaichik serves as the Chief Financial Officer for Manning & Napier Advisors, LLC.

1 The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

28

Disciplined Value Series

Results of Special Meeting of Shareholders

(unaudited)

A Special Meeting of the Shareholders of the Fund was held on August 18, 2015. The number of votes necessary to conduct the meeting and approve the proposal was obtained, and the results of the vote of shareholders of all the Series of the Fund voting together in the aggregate is listed below:

PROPOSAL 1:

Election of Directors

	NUMBER OF SHARES VOTED FOR	NUMBER OF SHARES WITHELD
Stephen B. Ashley	883,968,395	8,618,094
Paul A. Brooke	884,510,661	8,075,828
Peter L. Faber	884,140,893	8,445,596
James E. Mikolaichik	883,391,832	9,194,657
Harris H. Rusitzky	620,022,215	272,564,274
Chester N. Watson	884,638,809	7,947,680

29

Disciplined Value Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDIV-10/15-AR

Manning & Napier Fund, Inc.

Annual Report | October 31, 2015

www.manning-napier.com

OVERSEAS SERIES

Overseas Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility defined global equity markets during the past year, largely driven by macroeconomic factors. Markets around the world experienced a correction in late August amidst a broad selloff triggered by renewed concerns about economic growth in emerging markets — China in particular — and uncertainty about the effects of that slowdown on overall global growth. Developed economies continued to provide accommodative monetary policy to combat growth concerns, although markets focused near the end of the period on whether the U.S. Federal Reserve would begin to raise policy interest rates. For much of the year, Europe struggled with uncertainty regarding Greece’s ability to secure bailout funding from its creditors, which impaired investor sentiment. China’s economy slowed, but the government continued to demonstrate a willingness to provide support through a combination of policy-easing maneuvers and targeted stimulus measures. The U.S. economy remained on a path of slow growth that nevertheless made it the best performing developed economy. U.S. stocks generally moved higher, whereas global equity markets were notably weaker. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Overseas Series

Fund Commentary

(unaudited)

Investment Objective

To maximize long-term growth by investing principally in the common stocks of companies located around the world. The Series invests primarily in foreign companies, including those in developed and emerging markets.

Performance Commentary

Global equity markets generally experienced negative absolute returns for the twelve-month period ended October 31, 2015. The broad MSCI ACWI ex USA Index (ACWIxUS) returned -4.68%. The Overseas Series returned -3.02%, but outperformed the benchmark on a relative basis.

The Series’ outperformance relative to the ACWIxUS benchmark during the year was primarily driven by sector positioning. Stock selection also aided relative returns. Regarding major contributors to relative performance, the Series’ overweights to Consumer Staples and Consumer Discretionary relative to the benchmark aided relative returns, as did the Series’ underweight to Financials. Stock selection in Information Technology also aided relative returns. From a country perspective, stock selection in the United Kingdom, Germany, and France aided relative returns.

Offsetting a portion of the relative outperformance was an overweight to Energy as compared to the benchmark, which detracted from relative returns. Stock selection in Telecommunication Services and Consumer Discretionary challenged relative returns as well. From a country perspective, an underweight to Japan and an overweight to Brazil versus the benchmark detracted from relative returns, as did stock selection in Canada.

In regard to current portfolio positioning, we are focused on finding fundamentally strong businesses that are not heavily reliant upon macroeconomic growth to drive sales and earnings. More specifically, we see value in businesses that we believe have control of their destiny and are taking share in large established markets or are creating new markets on their own. The goal is to identify companies trading at attractive valuations relative to their growth potential.

As we look toward 2016, we continue to believe that the slowdown in the Chinese economy is part-and-parcel of the country’s transition from an investment-led model to a more stable and sustainable economy driven by domestic consumption. There is scope for domestic demand to pick up in Europe, which could help growth in the region to stabilize at weak levels with a modestly improving trend heading into 2016. Broadly speaking, valuations in the developed world remain neutral at best, whereas valuations in select emerging markets are relatively more attractive. Our indicators point to volatility still being a buying opportunity and do not suggest capital risk is a significant near-term concern. Shareholders can expect us to remain active, flexible, and selective in our approach in order to avoid overvalued areas of the market, something Manning & Napier has done for over 40 years as an active investment manager.

Please see the next page for additional performance information as of October 31, 2015.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

2

Overseas Series

Performance Update as of October 31, 2015

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Overseas Series[3,4]	-3.02%	2.17%	4.93%	7.75%
MSCI ACWI ex USA Index[5]	-4.68%	2.60%	4.16%	5.52%

The following graph compares the value of a $1,000,000 investment in the Manning & Napier Fund, Inc. - Overseas Series for the ten years ended October 31, 2015 to the MSCI ACWI ex USA Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from September 23, 1998, the Collective’s inception date (see Note 4 below). Prior to 2001, the MSCI ACWI ex USA only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1998.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2015, this net expense ratio was 0.74%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.74% for the year ended October 31, 2015.

4Prior to July 10, 2002, all performance figures reflect the performance of the Exeter Trust Company Group Trust for Employee Benefit Plans: International Collective Investment Trust (the “Collective”), which was managed by Manning & Napier Advisors, Inc. (predecessor to Manning & Napier Advisors, LLC), an affiliate of the distributor, and reorganized into the Manning & Napier Fund, Inc. Overseas Series on July 10, 2002. The Collective was not open to the public generally or registered under the Investment Company Act of 1940 and the fees of the Collective were lower than the Series’ fees. Therefore, the historical performance of the Collective would have been lower if the Collective had been subject to the same fees as the Series.

5The MSCI ACWI ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends, thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

Overseas Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/15	ENDING ACCOUNT VALUE 10/31/15	EXPENSES PAID DURING PERIOD* 5/1/15-10/31/15
Actual	$1,000.00	$916.30	$3.57
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.48	$3.77

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.74%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

Overseas Series

Portfolio Composition as of October 31, 2015

(unaudited)

5

Overseas Series

Investment Portfolio - October 31, 2015

	SHARES	VALUE
		(NOTE 2)

COMMON STOCKS - 97.5%

Consumer Discretionary - 17.3%
Diversified Consumer Services - 2.4%
Kroton Educacional S.A. (Brazil)	15,935,940	$40,743,247

Hotels, Restaurants & Leisure - 2.6%
Accor S.A. (France)[1]	924,200	45,895,300

Media - 6.5%
ITV plc (United Kingdom)[1]	10,956,720	42,536,976
Liberty Global plc - Class A - ADR (United Kingdom)*	1,247,030	55,517,776
Modern Times Group AB - Class B (Sweden)[1]	493,525	13,999,741

		112,054,493

Specialty Retail - 2.0%
Kingfisher plc (United Kingdom)[1]	6,258,429	34,019,220

Textiles, Apparel & Luxury Goods - 3.8%
Adidas AG (Germany)[1]	187,740	16,824,978
lululemon athletica, Inc. (United States)*	983,020	48,335,093

		65,160,071

Total Consumer Discretionary		297,872,331

Consumer Staples - 26.4%
Beverages - 10.9%
AMBEV S.A. - ADR (Brazil)	7,504,165	36,545,283
Anheuser-Busch InBev N.V. (Belgium)[1]	466,990	55,723,412
Diageo plc (United Kingdom)[1]	1,895,890	54,658,157
Remy Cointreau S.A. (France)[1]	133,828	9,296,474
SABMiller plc (United Kingdom)[1]	522,930	32,120,005

		188,343,331

Food & Staples Retailing - 3.1%
Carrefour S.A. (France)[1]	514,195	16,755,547
Tesco plc (United Kingdom)*[1]	12,882,400	36,332,046

		53,087,593

Food Products - 5.0%
Danone S.A. (France)[1]	666,510	46,322,480
Nestle S.A. (Switzerland)[1]	516,850	39,473,900

		85,796,380

Personal Products - 2.9%
Beiersdorf AG (Germany)[1]	192,720	18,303,749
Unilever plc - ADR (United Kingdom)	710,310	31,573,279

		49,877,028

Tobacco - 4.5%
Japan Tobacco, Inc. (Japan)[1]	1,770,200	61,269,788

The accompanying notes are an integral part of the financial statements.

6

Overseas Series

Investment Portfolio - October 31, 2015

	SHARES	VALUE
		(NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Tobacco (continued)
Swedish Match AB (Sweden)[1]	557,360	$17,521,019

		78,790,807

Total Consumer Staples		455,895,139

Energy - 6.5%
Energy Equipment & Services - 3.1%
Schlumberger Ltd. (United States)	684,850	53,527,876

Oil, Gas & Consumable Fuels - 3.4%
Cameco Corp. (Canada)	3,561,310	50,463,763
Whitehaven Coal Ltd. (Australia)*[1]	11,588,086	8,322,016

		58,785,779

Total Energy		112,313,655

Financials - 1.6%
Insurance - 1.6%
Admiral Group plc (United Kingdom)[1]	1,084,458	26,911,986

Health Care - 16.7%
Health Care Equipment & Supplies - 4.7%
BioMerieux (France)[1]	73,166	8,499,956
Medtronic plc (United States)	698,920	51,664,166
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)[1]	30,163,200	20,826,630

		80,990,752

Health Care Providers & Services - 4.3%
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	824,050	74,170,740

Life Sciences Tools & Services - 1.2%
QIAGEN N.V. - ADR (United States)*	156,240	3,776,321
QIAGEN N.V. (United States)*[1]	684,696	16,599,494

		20,375,815

Pharmaceuticals - 6.5%
Novartis AG - ADR (Switzerland)	598,600	54,131,398
Sanofi (France)[1]	576,914	58,196,713

		112,328,111

Total Health Care		287,865,418

Industrials - 6.7%
Airlines - 0.9%
Ryanair Holdings plc - ADR (Ireland)	198,138	15,492,375

Commercial Services & Supplies - 1.4%
Aggreko plc (United Kingdom)[1]	1,688,263	23,797,336

Machinery - 1.9%
Sulzer AG (Switzerland)[1]	171,335	17,312,670

The accompanying notes are an integral part of the financial statements.

7

Overseas Series

Investment Portfolio - October 31, 2015

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Machinery (continued)
The Weir Group plc (United Kingdom)[1]	1,010,688	$16,603,369

		33,916,039

Marine - 0.8%
D/S Norden A/S (Denmark)*[1]	193,275	3,853,745
Diana Shipping, Inc. (Greece)*	622,610	3,928,669
Pacific Basin Shipping Ltd. (Hong Kong)[1]	13,661,000	4,040,849
Star Bulk Carriers Corp. (Greece)*	1,324,500	2,092,710

		13,915,973

Trading Companies & Distributors - 1.7%
Brenntag AG (Germany)[1]	483,699	29,207,362

Total Industrials		116,329,085

Information Technology - 13.9%
Internet Software & Services - 12.5%
Alibaba Group Holding Ltd. - ADR (China)*	756,940	63,454,280
Baidu, Inc. - ADR (China)*	336,530	63,089,279
Qihoo 360 Technology Co. Ltd. - ADR (China)*	793,080	45,276,937
Tencent Holdings Ltd. - Class H (China)[1]	2,289,000	43,146,228

		214,966,724

IT Services - 1.4%
Amdocs Ltd. - ADR (United States)	417,180	24,851,413

Total Information Technology		239,818,137

Materials - 5.1%
Chemicals - 1.6%
Potash Corp. of Saskatchewan, Inc. (Canada)	363,677	7,357,186
Sociedad Quimica y Minera de Chile S.A. - ADR (Chile)	1,065,658	20,652,452

		28,009,638

Metals & Mining - 3.5%
Alumina Ltd. (Australia)[1]	19,317,698	14,820,573
Norsk Hydro ASA (Norway)[1]	4,858,774	17,403,066
ThyssenKrupp AG (Germany)[1]	1,397,910	28,167,780

		60,391,419

Total Materials		88,401,057

Telecommunication Services - 3.3%
Wireless Telecommunication Services - 3.3%
America Movil S.A.B. de C.V. - Class L - ADR (Mexico)	3,204,060	57,064,309

TOTAL COMMON STOCKS
(Identified Cost $1,767,248,002)		1,682,471,117

The accompanying notes are an integral part of the financial statements.

8

Overseas Series

Investment Portfolio - October 31, 2015

	SHARES	VALUE
		(NOTE 2)

SHORT-TERM INVESTMENT - 1.3%

Dreyfus Cash Management, Inc. - Institutional Shares[2], 0.06%
(Identified Cost $22,675,215)	22,675,215	$22,675,215

TOTAL INVESTMENTS - 98.8%
(Identified Cost $1,789,923,217)		1,705,146,332
OTHER ASSETS, LESS LIABILITIES - 1.2%		20,131,210

NET ASSETS - 100%		$1,725,277,542

ADR - American Depositary Receipt

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of October 31, 2015.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: United Kingdom - 20.5%; China - 13.7%; United States - 11.5%; France - 10.7%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Overseas Series

Statement of Assets & Liabilities

October 31, 2015

ASSETS:

Investments, at value (identified cost $1,789,923,217) (Note 2)	$1,705,146,332
Receivable for securities sold	22,679,959
Foreign tax reclaims receivable	3,849,913
Dividends receivable	1,634,997
Receivable for fund shares sold	548,133
Prepaid expenses	203

TOTAL ASSETS	1,733,859,537

LIABILITIES:

Accrued management fees (Note 3)	1,008,240
Accrued fund accounting and administration fees (Note 3)	57,196
Accrued transfer agent fees (Note 3)	1,867
Accrued Chief Compliance Officer service fees (Note 3)	421
Accrued Directors’ fees (Note 3)	25
Payable for securities purchased	6,706,326
Payable for fund shares repurchased	538,964
Other payables and accrued expenses	268,956

TOTAL LIABILITIES	8,581,995

TOTAL NET ASSETS	$1,725,277,542

NET ASSETS CONSIST OF:

Capital stock	$808,558
Additional paid-in-capital	1,880,373,035
Undistributed net investment income	25,786,926
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(96,578,339)
Net unrealized appreciation (depreciation) on investments, foreign currency and translation of other assets and liabilities	(85,112,638)

TOTAL NET ASSETS	$1,725,277,542

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($1,725,277,542/80,855,816 shares)	$21.34

The accompanying notes are an integral part of the financial statements.

10

Overseas Series

Statement of Operations

For the Year Ended October 31, 2015

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $4,280,386)	$47,702,587

EXPENSES:

Management fees (Note 3)	15,520,410
Fund accounting and administration fees (Note 3)	237,844
Directors’ fees (Note 3)	78,756
Transfer agent fees (Note 3)	7,266
Chief Compliance Officer service fees (Note 3)	2,520
Custodian fees	404,889
Miscellaneous	225,756

Total Expenses	16,477,441

NET INVESTMENT INCOME	31,225,146

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized loss on-
Investments	(95,483,574)
Foreign currency and translation of other assets and liabilities	(1,406,437)

(96,890,011)

Net change in unrealized appreciation (depreciation) on-
Investments	11,278,928
Foreign currency and translation of other assets and liabilities	(112,145)

11,166,783

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(85,723,228)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(54,498,082)

The accompanying notes are an integral part of the financial statements.

11

Overseas Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$31,225,146	$38,169,340
Net realized gain (loss) on investments and foreign currency	(96,890,011)	188,178,015
Net change in unrealized appreciation (depreciation) on investments and foreign currency	11,166,783	(407,962,972)

Net decrease from operations	(54,498,082)	(181,615,617)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(38,104,257)	(36,250,731)
From net realized gain on investments	(188,046,421)	(105,998,729)

Total distributions to shareholders	(226,150,678)	(142,249,460)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(646,381,264)	314,510,810

Net decrease in net assets	(927,030,024)	(9,354,267)

NET ASSETS:

Beginning of year	2,652,307,566	2,661,661,833

End of year (including undistributed net investment income of $25,786,926 and $34,087,879,respectively)	$1,725,277,542	$2,652,307,566

The accompanying notes are an integral part of the financial statements.

12

Overseas Series

Financial Highlights

	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$24.31	$27.39	$22.47	$22.63	$24.22

Income (loss) from investment operations:
Net investment income[1]	0.32	0.36	0.41	0.36	0.75
Net realized and unrealized gain (loss) on investments	(1.14)	(1.98)	4.88	0.51	(2.09)

Total from investment operations	(0.82)	(1.62)	5.29	0.87	(1.34)

Less distributions to shareholders:
From net investment income	(0.36)	(0.37)	(0.37)	(0.52)	(0.25)
From net realized gain on investments	(1.79)	(1.09)	—	(0.51)	— [2]

Total distributions to shareholders	(2.15)	(1.46)	(0.37)	(1.03)	(0.25)

Net asset value - End of year	$21.34	$24.31	$27.39	$22.47	$22.63

Net assets - End of year (000’s omitted)	$1,725,278	$2,652,308	$2,661,662	$1,993,999	$1,336,187

Total return[3]	(3.02%)	(6.13%)	23.87%	4.61%	(5.61%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.74%	0.74%	0.75%	0.75%	0.75%
Net investment income	1.41%	1.37%	1.65%	1.68%	3.04%
Portfolio turnover	59%	39%	43%	42%	37%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	0.00%[4]	0.01%

1Calculated based on average shares outstanding during the years.

2Less than $0.01 per share.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

13

Overseas Series

Notes to Financial Statements

1.	Organization

Overseas Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2015, 10.7 billion shares have been designated in total among 41 series, of which 200 million have been designated as Overseas Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

14

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2015 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$297,872,331	$144,596,116	$153,276,215	$—
Consumer Staples	455,895,139	68,118,562	387,776,577	—
Energy	112,313,655	103,991,639	8,322,016	—
Financials	26,911,986	—	26,911,986	—
Health Care	287,865,418	109,571,885	178,293,533	—
Industrials	116,329,085	21,513,754	94,815,331	—
Information Technology	239,818,137	196,671,909	43,146,228	—
Materials	88,401,057	28,009,638	60,391,419	—
Telecommunication Services	57,064,309	57,064,309	—	—
Mutual Fund	22,675,215	22,675,215	—	—

Total assets	$1,705,146,332	$752,213,027	$952,933,305	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of October 31, 2014 or October 31, 2015.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended October 31, 2015.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and

15

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2015, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2012 through October 31, 2015. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

16

Overseas Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least February 29, 2016, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.75% of average daily net assets each year. For the year ended October 31, 2015, the Advisor did not waive fees or reimburse expenses for the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2015, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $1,266,778,022 and $2,122,750,749, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class A shares of Overseas Series were:

	FOR THE YEAR ENDED 10/31/2015		FOR THE YEAR ENDED 10/31/2014
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	8,589,455	$192,939,757	20,258,326	$535,992,896
Reinvested	10,511,668	216,435,237	5,259,496	133,801,586
Repurchased	(47,346,296)	(1,055,756,258)	(13,577,127)	(355,283,672)

Total	(28,245,173)	$(646,381,264)	11,940,695	$314,510,810

At October 31, 2015, the retirement plan of the Advisor and its affiliates owned 230,242 shares of the Series (0.3% of shares outstanding) valued at $4,913,354.

17

Overseas Series

Notes to Financial Statements (continued)

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2015.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2015, amounts were reclassified within the capital accounts to decrease Undistributed Net Investment Income by $1,421,842 and increase Accumulated Net Realized Loss on Investments by $1,421,842. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14
Ordinary income	$73,208,251	$51,695,346
Long-term capital gains	152,942,427	90,554,114

At October 31, 2015, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$1,804,798,881
Unrealized appreciation	94,032,973
Unrealized depreciation	(193,685,522)

Net unrealized depreciation	$(99,652,549)

Undistributed ordinary income	$25,786,926
Capital loss carryforward	$(81,702,675)

At October 31, 2015, the Series had net short-term capital loss carryforwards of $16,994,821 and net long-term capital loss carryforwards of $64,707,854, which may be carried forward indefinitely.

18

Overseas Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Overseas Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Overseas Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 18, 2015

19

Overseas Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $50,654,127 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

The Series has elected to pass through to its shareholders, foreign source income of $51,964,553 and foreign taxes paid of $3,034,154 for the year ended October 31, 2015.

20

Overseas Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	James E. Mikolaichik*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since August 2015
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer since 2011 - Manning & Napier Advisors, LLC;
Executive Vice President and Head of Strategy (2008-2011) and Chief Risk Officer (2004-2008) - Old Mutual Asset Management.
Holds or has held one or more of the following title for various subsidiaries and affiliates: Chief Financial Officer
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments);
Managing Member, PMSV Holdings LLC (investments) since 1991;
Managing Member, Venbio (investments) since 2010
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-2009)
GMP Companies (2000-2011)
Cytos Biotechnology Ltd. (2012-present)

21

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present)
Amherst Early Music, Inc. (non-profit)(2009-present)
Gotham Early Music Scene, Inc. (non-profit)(2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (1972-present)
Culinary Institute of America (non-profit college) (1985-present)
George Eastman House (museum) (1988-present)
National Restaurant Association (restaurant trade organization) (1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present)

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41

Other Directorships Held Outside Fund Complex:	N/A

22

Overseas Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004;
Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000;
Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor. Mr. Mikolaichik serves as the Chief Financial Officer for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

23

Overseas Series

Results of Special Meeting of Shareholders

(unaudited)

A Special Meeting of the Shareholders of the Fund was held on August 18, 2015. The number of votes necessary to conduct the meeting and approve the proposal was obtained, and the results of the vote of shareholders of all the Series of the Fund voting together in the aggregate is listed below:

PROPOSAL 1:

Election of Directors

	NUMBER OF SHARES VOTED FOR	NUMBER OF SHARES WITHELD
Stephen B. Ashley	883,968,395	8,618,094
Paul A. Brooke	884,510,661	8,075,828
Peter L. Faber	884,140,893	8,445,596
James E. Mikolaichik	883,391,832	9,194,657
Harris H. Rusitzky	620,022,215	272,564,274
Chester N. Watson	884,638,809	7,947,680

24

{This page intentionally left blank}

25

Overseas Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNOVS-10/15-AR

Manning & Napier Fund, Inc.

Annual Report | October 31, 2015

PRO-BLEND® CONSERVATIVE TERM SERIES

PRO-BLEND® MODERATE TERM SERIES

PRO-BLEND® EXTENDED TERM SERIES

PRO-BLEND® MAXIMUM TERM SERIES

www.manning-napier.com

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility defined global equity markets during the past year, largely driven by macroeconomic factors. Markets around the world experienced a correction in late August amidst a broad selloff triggered by renewed concerns about economic growth in emerging markets — China in particular — and uncertainty about the effects of that slowdown on overall global growth. Developed economies continued to provide accommodative monetary policy to combat growth concerns, although markets focused near the end of the period on whether the U.S. Federal Reserve would begin to raise policy interest rates. For much of the year, Europe struggled with uncertainty regarding Greece’s ability to secure bailout funding from its creditors, which impaired investor sentiment. China’s economy slowed, but the government continued to demonstrate a willingness to provide support through a combination of policy-easing maneuvers and targeted stimulus measures. The U.S. economy remained on a path of slow growth that nevertheless made it the best performing developed economy. U.S. stocks generally moved higher, whereas global equity markets were notably weaker. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

Fund Commentary

(unaudited)

Investment Objective

The Pro-Blend® Series are strategically allocated across stocks, bonds, and cash to balance growth, capital preservation, and income to fit a range of investor risk management priorities.

Performance Commentary

U.S. equity markets generally delivered positive absolute returns for the twelve-month period ended October 31, 2015. The S&P 500 Index gained 5.19%. In contrast, global equity market performance was much weaker. The broad MSCI ACWI ex USA Index (ACWIxUS) returned -4.68%. Meanwhile, bond markets as represented by the Barclays U.S. Aggregate Bond Index, were positive, returning 1.96%. Each of the Pro-Blend Series® — that is, the Maximum Term, Extended Term, Moderate Term, and Conservative Term — experienced negative absolute returns and underperformed their blended benchmarks during the one-year period. Despite the near-term relative underperformance, each Pro-Blend® Series has continued to provide positive absolute returns over the current U.S. stock market cycle. The cycle includes a prolonged bear market from April 2000 to February 2009, a recovery, and the current bull market. Since the cycle began, each Series has outperformed its respective blended benchmark with the exception of the Pro-Blend® Conservative Term Series Class C.

Among key drivers of the Series’ underperformance relative to the blended benchmarks during the year were stock selection and fixed income selection. Regarding stock selection, certain investments in Consumer Discretionary, Industrials, Materials, Energy, and Consumer Staples challenged relative returns.

Conversely, equity sector positioning aided relative returns. Specifically, the Series’ overweight to Consumer Discretionary and Information Technology as compared to the blended benchmarks were notable positive contributors to relative performance. Additionally, stock selection in Information Technology and Health Care aided relative returns. These factors offset a portion of the Series’ relative underperformance.

In regard to current portfolio positioning, in the equity portion of the Series, we are focused on finding fundamentally strong businesses that are not heavily reliant upon macroeconomic growth to drive sales and earnings. More specifically, we see value in businesses that we believe have control of their destiny and are taking share in large established markets or are creating new markets on their own. The goal is to identify companies trading at attractive valuations relative to their growth potential.

In fixed income markets, we continue to focus on opportunities we are seeing in investment-grade corporate bonds. A selective approach to the below investment-grade corporate space is helping us find value there as well; however, opportunities are becoming more scarce as investors reach for yield. With regard to government debt, we continue to favor Agencies over Treasuries. In addition, we do not believe current yields in longer-term bonds are at levels to fully compensate for the risk that is present in today’s interest rate environment and, as a result, our portfolios have a relatively short duration.

As we look toward 2016, we continue to believe that the slowdown in the Chinese economy is part-and-parcel of the country’s transition from an investment-led model to a more stable and sustainable economy driven by domestic consumption. There is scope for domestic demand to pick up in Europe, which could help growth in the region to stabilize at weak levels with a modestly improving trend heading into 2016. In our view the U.S. economy is in better shape than the European economies and only modestly impacted by the slowdown in emerging markets. Broadly speaking, valuations in the developed world remain neutral at best, whereas valuations in select emerging markets are relatively more attractive. Our indicators point to volatility still being a buying opportunity and do not suggest capital risk is a significant near-term concern. Shareholders can expect us to remain active, flexible, and selective in our approach in order to avoid overvalued areas of the market, something Manning & Napier has done for over 40 years as an active investment manager.

Fund Commentary

(unaudited)

Performance Commentary (continued)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

All investments involve risks, including possible loss of principal. Because the fund invests in both stocks and bonds, the value of your investment will fluctuate in response to stock market movements and changes in interest rates. Investing in the fund will also involve a number of other risks, including issuer-specific risk, foreign investment risk, and small-cap/mid-cap risk. Investments in options and futures, like all derivatives, can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

Performance Update as of October 31, 2015 - Pro-Blend® Conservative Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term
Series - Class S3	-1.33%	4.36%	5.25%	5.77%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term
Series - Class I3,4	-1.15%	4.56%	5.39%	5.84%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term
Series - Class C3,5	-2.10%	3.55%	4.44%	5.00%
Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term
Series - Class R3,5	-1.60%	4.06%	4.97%	5.53%
Barclays U.S Intermediate Aggregate Bond Index[6]	2.09%	2.54%	4.43%	5.26%
Conservative Term Composite Benchmark[7]	2.26%	5.20%	5.59%	6.21%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Conservative Term Series - Class S for the ten years ended October 31, 2015 to the Barclays U.S. Intermediate Aggregate Bond Index and Conservative Term Composite Benchmark.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from November 1, 1995, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2015, this net expense ratio was 0.88% for Class S, 0.68% for Class I, 1.68% for Class C and 1.18% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.88% for Class S, 0.68% for Class I, 1.68% for Class C and 1.18% for Class R for the year ended October 31, 2015.

4For the periods through the inception of Class I on March 28, 2008, performance is based on the hypothetical performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5For periods through the inception of Class C on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc.

- Pro-Blend® Conservative Term Series - Class S adjusted for expense differences.

Performance Update as of October 31, 2015 - Pro-Blend® Conservative Term Series

(unaudited)

6The Barclays U.S Intermediate Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

7The Conservative Term Composite Benchmark is a blend of the Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Barclays U.S. Intermediate Aggregate Bond Index (BIAB) in the following weightings: 15% Russell 3000, 5% ACWIxUS, and 80% BIAB through 05/31/2012; and 22% Russell 3000, 8% ACWIxUS, and 70% BIAB beginning 06/01/2012. Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends, thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than ten years. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the Conservative Term Composite Benchmark.

Shareholder Expense Example - Pro-Blend® Conservative Term Series

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/15	ENDING ACCOUNT VALUE 10/31/15	EXPENSES PAID DURING PERIOD 5/1/15-10/31/15*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$975.20	$4.43	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53	0.89%
Class I
Actual	$1,000.00	$975.90	$3.44	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52	0.69%
Class C
Actual	$1,000.00	$971.70	$8.45	1.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.64	1.70%
Class R
Actual	$1,000.00	$973.80	$5.92	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06	1.19%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Portfolio Composition - Pro-Blend® Conservative Term Series

As of October 31, 2015 (unaudited)

Sector Allocation[5]
Financials	22.4%
Consumer Discretionary	10.6%
Information Technology	9.6%
Industrials	6.4%
Consumer Staples	4.6%
Health Care	4.4%
Energy	3.9%
Materials	3.3%
Telecommunication Services	1.3%
Utilities	0.6%

[5]Including common stocks and corporate bonds, as a percentage of total investments.

Top Five Stock Holdings[6]
Johnson & Johnson	1.0%
Apple, Inc.	0.9%
Time Warner, Inc.	0.9%
MasterCard, Inc. - Class A	0.9%
Monsanto Co.	0.8%

6 As a percentage of total investments.
Top Five Bond Holdings[7]
U.S. Treasury Bill, 0.281%, 6/23/2016	3.9%
Freddie Mac, 2.00%, 08/25/2016	1.5%
Fannie Mae, 0.375%, 12/21/2015	1.0%
U.S. Treasury Note, 0.75%, 02/15/2042	0.9%
American International Group, Inc., 4.875%, 6/01/2022	0.7%

7 As a percentage of total investments.

Investment Portfolio - October 31, 2015

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 33.2%

Consumer Discretionary - 6.3%
Hotels, Restaurants & Leisure - 0.7%
Accor S.A. (France)[1]	5,220	$259,223
McDonald’s Corp.	22,130	2,484,093
SeaWorld Entertainment, Inc.	70,760	1,410,247
Yum! Brands, Inc.	77,200	5,474,252

		9,627,815

Household Durables - 0.0%##
DR Horton, Inc.	4,100	120,704
Lennar Corp. - Class A	2,470	123,673
Toll Brothers, Inc.*	3,470	124,816
TRI Pointe Group, Inc.*	8,960	116,301

		485,494

Internet & Catalog Retail - 1.1%
The Priceline Group, Inc.*	7,120	10,354,189
TripAdvisor, Inc.*	65,040	5,449,051

		15,803,240

Media - 3.7%
AMC Networks, Inc. - Class A*	143,530	10,605,432
Liberty Global plc - Class A - ADR (United Kingdom)*	122,470	5,452,364
Sinclair Broadcast Group, Inc. - Class A	177,490	5,326,475
TEGNA, Inc.	125,790	3,401,362
Thomson Reuters Corp.	20,457	839,146
Time Warner, Inc.	173,340	13,059,436
Tribune Media Co. - Class A	158,700	6,400,371
Twenty-First Century Fox, Inc. - Class A	225,630	6,924,585

		52,009,171

Multiline Retail - 0.1%
Dollar General Corp.	11,580	784,777
Target Corp.	12,930	997,937

		1,782,714

Specialty Retail - 0.3%
DSW, Inc. - Class A	58,550	1,460,237
The Home Depot, Inc.	26,104	3,227,499

		4,687,736

Textiles, Apparel & Luxury Goods - 0.4%
lululemon athletica, Inc.*	116,290	5,717,979

Total Consumer Discretionary		90,114,149

Consumer Staples - 3.2%
Beverages - 1.8%
AMBEV S.A. - ADR (Brazil)	1,217,300	5,928,251
Anheuser-Busch InBev N.V. (Belgium)[1]	47,880	5,713,264
The Coca-Cola Co.	21,610	915,183
Diageo plc (United Kingdom)[1]	249,240	7,185,543
Diageo plc - ADR (United Kingdom) .	12,675	1,458,639
PepsiCo, Inc.	39,367	4,022,914

		25,223,794

Food & Staples Retailing - 0.2%
Wal-Mart Stores, Inc.	46,742	2,675,512

Food Products - 0.1%
ConAgra Foods, Inc.	26,660	1,081,063
General Mills, Inc.	15,773	916,569

		1,997,632

Household Products - 0.4%
Colgate-Palmolive Co.	19,627	1,302,251
The Procter & Gamble Co.	57,363	4,381,386

		5,683,637

Personal Products - 0.6%
Unilever plc - ADR (United Kingdom)	177,947	7,909,744

Tobacco - 0.1%
Philip Morris International, Inc.	15,750	1,392,300

Total Consumer Staples		44,882,619

Energy - 1.8%
Energy Equipment & Services - 0.8%
Schlumberger Ltd.	102,928	8,044,852
Weatherford International plc - ADR*	344,950	3,532,288

		11,577,140

Oil, Gas & Consumable Fuels - 1.0%
BP plc - ADR (United Kingdom)	25,430	907,851
Chevron Corp.	14,670	1,333,210
CNOOC Ltd. - ADR (China)	9,149	1,040,058
Exxon Mobil Corp.	33,080	2,737,039
Range Resources Corp.	233,950	7,121,438
TOTAL S.A. (France)[1]	19,480	942,030

		14,081,626

Total Energy		25,658,766

Financials - 4.6%
Banks - 1.1%
Citigroup, Inc.	39,690	2,110,317
JPMorgan Chase & Co.	69,848	4,487,734
KeyCorp.	32,560	404,395

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Banks (continued)
The PNC Financial Services Group, Inc.	15,631	$1,410,854
U.S. Bancorp	52,435	2,211,708
Wells Fargo & Co.	87,302	4,726,530

		15,351,538

Capital Markets - 0.2%
American Capital Ltd.*	22,920	293,147
Apollo Investment Corp.	46,050	245,907
Ares Capital Corp.	19,280	293,634
BlackRock Capital Investment Corp.	34,440	319,603
Fifth Street Finance Corp.	47,100	269,883
Medley Capital Corp.	34,370	256,057
PennantPark Investment Corp.	35,790	247,309
Prospect Capital Corp.	42,522	311,686
Solar Capital Ltd.	17,946	310,645

		2,547,871

Consumer Finance - 0.0%##
SLM Corp.*	87,290	616,267

Insurance - 0.3%
Admiral Group plc (United Kingdom)[1]	49,620	1,231,373
Principal Financial Group, Inc.	30,330	1,521,353
The Progressive Corp.	26,060	863,368

		3,616,094

Real Estate Investment Trusts (REITS) - 2.7%
Agree Realty Corp.	14,090	456,234
Alexandria Real Estate Equities, Inc.	6,090	546,517
American Campus Communities, Inc	9,080	368,376
American Capital Agency Corp.	26,830	478,379
Annaly Capital Management, Inc.	53,260	529,937
Apartment Investment & Management Co. - Class A	12,820	502,416
AvalonBay Communities, Inc.	4,960	867,157
Boston Properties, Inc.	2,220	279,387
Brixmor Property Group, Inc.	22,900	586,698
Care Capital Properties, Inc.	3,817	125,770
CatchMark Timber Trust, Inc. - Class A	106,620	1,167,489
Chesapeake Lodging Trust	25,250	695,385
Columbia Property Trust, Inc.	10,970	272,495
Community Healthcare Trust, Inc.	45,960	841,528
CoreSite Realty Corp.	2,370	130,231
Crown Castle International Corp.	18,640	1,592,974
CubeSmart	18,220	506,880
DCT Industrial Trust, Inc.	12,400	460,288
DDR Corp	53,910	905,688
Digital Realty Trust, Inc.	1,860	137,566
Douglas Emmett, Inc.	14,370	439,003
Education Realty Trust, Inc.	12,790	459,289
Equity LifeStyle Properties, Inc.	5,530	334,454
Equity One, Inc.	11,360	301,949
Equity Residential	5,650	436,858
Extra Space Storage, Inc.	2,270	179,875
Fibra Shop Portafolios Inmobiliarios S.A.P.I. de C.V. (Mexico)	163,683	167,768
General Growth Properties, Inc.	36,360	1,052,622
HCP, Inc.	7,410	275,652
Healthcare Trust of America, Inc. - Class A	27,750	730,103
Host Hotels & Resorts, Inc.	21,890	379,354
Inland Real Estate Corp.	45,280	400,728
Kite Realty Group Trust	8,827	233,121
Lamar Advertising Co. - Class A	17,920	1,011,226
LaSalle Hotel Properties	20,380	599,376
Liberty Property Trust	11,620	395,312
Mack-Cali Realty Corp.	24,220	527,027
Mid-America Apartment Communities, Inc.	7,370	627,850
Outfront Media, Inc.	77,770	1,836,150
Paramount Group, Inc.	55,900	993,343
Pebblebrook Hotel Trust	11,470	392,045
Physicians Realty Trust	41,630	665,247
Plum Creek Timber Co., Inc.	60,720	2,473,733
Prologis, Inc.	13,240	565,745
Public Storage	1,970	452,036
Rexford Industrial Realty, Inc.	18,220	276,033
Sabra Health Care REIT, Inc.	22,780	516,650
Scentre Group (Australia)[1]	94,101	276,010
Simon Property Group, Inc.	9,310	1,875,593
Sovran Self Storage, Inc.	4,940	493,358
Tanger Factory Outlet Centers, Inc.	7,640	267,018
Taubman Centers, Inc.	5,450	419,541
Terreno Realty Corp.	13,240	296,311
UDR, Inc.	12,780	440,399
Urban Edge Properties	15,710	372,955
Ventas, Inc.	4,820	258,930
Westfield Corp. (Australia)[1]	45,280	328,511
Weyerhaeuser Co.	207,140	6,075,416

		39,277,986

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Management & Development - 0.3%
CBRE Group, Inc. - Class A*	5,880	$219,206
First Capital Realty, Inc. (Canada)	11,960	177,168
Forest City Enterprises, Inc. - Class A*	32,360	715,156
Realogy Holdings Corp.*	89,140	3,485,374

		4,596,904

Total Financials		66,006,660

Health Care - 3.5%
Health Care Equipment & Supplies - 0.4%
Intuitive Surgical, Inc.*	11,910	5,914,506

Health Care Providers & Services - 0.6%
Express Scripts Holding Co.*	106,990	9,241,796

Health Care Technology - 0.5%
Cerner Corp.*	106,440	7,055,908

Pharmaceuticals - 2.0%
Eli Lilly & Co.	10,400	848,328
Johnson & Johnson	137,477	13,889,301
Merck & Co., Inc.	81,067	4,431,122
Pfizer, Inc.	99,978	3,381,256
Roche Holding AG (Switzerland)[1]	4,100	1,113,145
Sanofi (France)[1]	11,420	1,152,003
Sanofi - ADR (France)	40,940	2,060,920
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	19,090	1,129,937

		28,006,012

Total Health Care		50,218,222

Industrials - 2.8%
Aerospace & Defense - 0.6%
The Boeing Co.	13,234	1,959,558
General Dynamics Corp.	8,155	1,211,670
Honeywell International, Inc.	12,690	1,310,623
Lockheed Martin Corp.	6,275	1,379,433
Raytheon Co.	7,971	935,795
United Technologies Corp.	14,429	1,419,958

		8,217,037

Air Freight & Logistics - 0.2%
United Parcel Service, Inc. - Class B	27,950	2,879,409

Commercial Services & Supplies - 0.2%
Pitney Bowes, Inc.	50,220	1,037,043
Waste Management, Inc.	33,120	1,780,531

		2,817,574

Electrical Equipment - 0.2%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	54,451	1,028,035
Emerson Electric Co.	17,540	828,414
Rockwell Automation, Inc.	8,760	956,242

		2,812,691

Industrial Conglomerates - 0.8%
3M Co.	22,647	3,560,335
General Electric Co.	292,900	8,470,668

		12,031,003

Machinery - 0.5%
Caterpillar, Inc.	14,090	1,028,429
Flowserve Corp.	99,800	4,626,728
Illinois Tool Works, Inc.	9,959	915,630
Pentair plc (United Kingdom)*	12,000	671,040

		7,241,827

Professional Services - 0.1%
Nielsen Holdings plc	27,420	1,302,724

Road & Rail - 0.2%
Kansas City Southern	15,540	1,286,090
Union Pacific Corp.	21,416	1,913,520

		3,199,610

Total Industrials		40,501,875

Information Technology - 8.6%
Communications Equipment - 1.5%
Cisco Systems, Inc.	107,862	3,111,819
Juniper Networks, Inc.	255,290	8,013,553
QUALCOMM, Inc.	153,342	9,111,582
Telefonaktiebolaget LM Ericsson - ADR (Sweden)	83,476	813,056

		21,050,010

Electronic Equipment, Instruments & Components - 0.2%
FLIR Systems, Inc.	116,020	3,094,253

Internet Software & Services - 1.5%
Alphabet, Inc. - Class A*	13,000	9,586,070
Alphabet, Inc. - Class C*	12,780	9,084,152
eBay, Inc.*	105,310	2,938,149

		21,608,371

IT Services - 2.8%
Accenture plc - Class A	13,848	1,484,506
Automatic Data Processing, Inc.	11,905	1,035,616
Broadridge Financial Solutions, Inc.	23,930	1,425,749

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services (continued)
International Business Machines Corp.	12,876	$1,803,670
InterXion Holding N.V. - ADR (Netherlands)*	11,940	350,797
MasterCard, Inc. - Class A	125,000	12,373,750
PayPal Holdings, Inc.*	179,960	6,480,360
VeriFone Systems, Inc.*	148,140	4,464,940
Visa, Inc. - Class A	120,330	9,335,201
Xerox Corp.	140,680	1,320,985

		40,075,574

Semiconductors & Semiconductor Equipment - 0.3%
Intel Corp.	79,933	2,706,531
Texas Instruments, Inc.	22,230	1,260,886

		3,967,417

Software - 1.2%
Electronic Arts, Inc.*	147,180	10,607,263
Microsoft Corp.	120,662	6,351,648

		16,958,911

Technology Hardware, Storage & Peripherals - 1.1%
Apple, Inc.	110,760	13,235,820
Canon, Inc. - ADR (Japan)	30,929	921,066
EMC Corp.	61,580	1,614,628
HP, Inc.	35,256	950,502

		16,722,016

Total Information Technology		123,476,552

Materials - 2.2%
Chemicals - 1.4%
Ashland, Inc.	15,910	1,745,645
The Dow Chemical Co.	63,578	3,285,075
E.I. du Pont de Nemours & Co.	35,048	2,222,043
LyondellBasell Industries N.V. - Class A - ADR	11,232	1,043,565
Monsanto Co.	120,320	11,216,230

		19,512,558

Containers & Packaging - 0.4%
Avery Dennison Corp.	19,050	1,237,679
Bemis Co., Inc.	17,470	799,777
Graphic Packaging Holding Co.	52,600	744,816
Packaging Corp. of America	17,660	1,208,827
Sonoco Products Co.	23,930	1,021,572

		5,012,671

Metals & Mining - 0.4%
Alcoa, Inc.	693,490	6,192,866

Total Materials		30,718,095

Telecommunication Services - 0.1%
Wireless Telecommunication Services - 0.1%
NTT DOCOMO, Inc. - ADR (Japan)	84,177	1,652,395

Utilities - 0.1%
Electric Utilities - 0.1%
Eversource Energy	11,790	600,583
Exelon Corp.	12,660	353,467

		954,050

Multi-Utilities - 0.0%##
CMS Energy Corp.	17,880	644,932

Total Utilities		1,598,982

TOTAL COMMON STOCKS (Identified Cost $445,761,377)		474,828,315

LOAN ASSIGNMENTS - 0.1%
Valeant Pharmaceuticals International, Inc., Series D-2, Term Loan B3, 3.50%, 2/13/2019 (Identified Cost $1,995,814)	2,000,000	1,860,500

CORPORATE BONDS - 33.1%
Non-Convertible Corporate Bonds - 33.1%
Consumer Discretionary - 4.2%
Auto Components - 0.2%
Magna International, Inc. (Canada), 4.15%, 10/1/2025	1,650,000	1,679,632
Techniplas LLC[4], 10.00%, 5/1/2020	965,000	764,763

		2,444,395

Automobiles - 0.4%
Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	500,000	538,566
Ford Motor Credit Co. LLC, 5.00%, 5/15/2018	3,030,000	3,217,945
Ford Motor Credit Co. LLC, 8.125%, 1/15/2020	1,825,000	2,185,876

		5,942,387

Diversified Consumer Services - 0.4%
Block Financial LLC, 5.50%, 11/1/2022	4,990,000	5,285,039

Hotels, Restaurants & Leisure - 0.1%
Wyndham Worldwide Corp., 4.25%, 3/1/2022	330,000	333,941

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Hotels, Restaurants & Leisure (continued)
Yum! Brands, Inc., 6.25%, 4/15/2016	1,000,000	$1,020,707

		1,354,648

Household Durables - 0.7%
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[4], 6.125%, 7/1/2022	1,890,000	1,856,925
Meritage Homes Corp., 7.15%, 4/15/2020	465,000	506,850
Meritage Homes Corp., 7.00%, 4/1/2022	710,000	777,450
Newell Rubbermaid, Inc., 2.875%, 12/1/2019	800,000	805,686
NVR, Inc., 3.95%, 9/15/2022	2,620,000	2,668,970
TRI Pointe Holdings, Inc., 4.375%, 6/15/2019	860,000	854,625
Tupperware Brands Corp., 4.75%, 6/1/2021	1,880,000	1,945,501
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	1,065,000	1,022,400

		10,438,407

Media - 2.0%
CCO Holdings LLC - CCO Holdings Capital Corp.[4], 5.125%, 5/1/2023	925,000	927,313
CCO Holdings LLC - CCO Holdings Capital Corp.[4], 5.375%, 5/1/2025	935,000	925,650
CCO Safari II LLC[4], 4.908%, 7/23/2025	725,000	736,950
Cogeco Cable, Inc. (Canada)[4], 4.875%, 5/1/2020	765,000	776,475
Columbus International, Inc. (Barbados)[4], 7.375%, 3/30/2021	1,185,000	1,232,400
Comcast Corp., 5.15%, 3/1/2020	500,000	562,715
Comcast Corp., 3.375%, 8/15/2025	150,000	152,657
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	3,140,000	3,446,640
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 4.45%, 4/1/2024	1,490,000	1,536,418
Discovery Communications LLC, 5.05%, 6/1/2020	2,880,000	3,129,074
Sinclair Television Group, Inc.[4], 5.625%, 8/1/2024	1,405,000	1,376,900
Sirius XM Radio, Inc.[4], 5.375%, 4/15/2025	865,000	885,544
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	2,300,000	2,704,559
Time Warner, Inc., 4.875%, 3/15/2020	5,060,000	5,582,946
Time Warner, Inc., 4.75%, 3/29/2021	3,370,000	3,688,620
VTR Finance B.V. (Chile)[4], 6.875%, 1/15/2024	1,030,000	996,525
The Walt Disney Co., 2.75%, 8/16/2021	400,000	411,583

		29,072,969

Multiline Retail - 0.2%
Macy’s Retail Holdings, Inc., 2.875%, 2/15/2023	1,575,000	1,473,186
Target Corp., 3.875%, 7/15/2020	535,000	580,494

		2,053,680

Specialty Retail - 0.1%
The TJX Companies, Inc., 2.75%, 6/15/2021	1,525,000	1,545,316

Textiles, Apparel & Luxury Goods - 0.1%
Coach, Inc., 4.25%, 4/1/2025	1,560,000	1,477,783
VF Corp., 5.95%, 11/1/2017	485,000	528,538

		2,006,321

Total Consumer Discretionary		60,143,162

Consumer Staples - 1.4%
Beverages - 0.9%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 7.75%, 1/15/2019	1,215,000	1,419,028
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 1/15/2039	2,545,000	3,595,123
Beam Suntory, Inc., 1.75%, 6/15/2018	1,308,000	1,296,373
PepsiCo, Inc., 5.00%, 6/1/2018	110,000	120,063
PepsiCo, Inc., 3.10%, 7/17/2022	2,880,000	2,954,601
Pernod-Ricard S.A. (France)[4], 5.75%, 4/7/2021	2,765,000	3,078,894
SABMiller plc (United Kingdom)[4], 6.50%, 7/15/2018	1,170,000	1,303,296

		13,767,378

Food & Staples Retailing - 0.2%
C&S Group Enterprises LLC[4], 5.375%, 7/15/2022	1,145,000	1,047,675

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples (continued)
Food & Staples Retailing (continued)
CVS Health Corp., 3.50%, 7/20/2022	1,440,000	$1,485,541

		2,533,216

Food Products - 0.2%
General Mills, Inc., 5.65%, 2/15/2019	375,000	417,466
Kraft Heinz Foods Co., 6.75%, 3/15/2032	735,000	850,402
Pinnacle Operating Corp.[4], 9.00%, 11/15/2020	1,190,000	1,154,300

		2,422,168

Household Products - 0.1%
HRG Group, Inc., 7.875%, 7/15/2019	1,125,000	1,193,906
HRG Group, Inc., 7.75%, 1/15/2022 .	885,000	878,363

		2,072,269

Total Consumer Staples		20,795,031

Energy - 2.1%
Energy Equipment & Services - 0.4%
Baker Hughes, Inc., 7.50%, 11/15/2018	1,235,000	1,421,316
Calfrac Holdings LP (Canada)[4], 7.50%, 12/1/2020	800,000	454,000
Ensco plc, 5.20%, 3/15/2025	2,030,000	1,695,409
FTS International, Inc., 6.25%, 5/1/2022	785,000	180,550
Pride International, Inc., 8.50%, 6/15/2019	700,000	712,405
Schlumberger Oilfield plc[4], 4.20%, 1/15/2021	450,000	485,150
Seventy Seven Operating LLC, 6.625%, 11/15/2019	785,000	465,113

		5,413,943

Oil, Gas & Consumable Fuels - 1.7%
CNOOC Finance 2015 Australia Pty. Ltd. (China), 2.625%, 5/5/2020	700,000	690,096
Columbia Pipeline Group, Inc.[4], 2.45%, 6/1/2018	1,300,000	1,301,860
Columbia Pipeline Group, Inc.[4], 4.50%, 6/1/2025	1,450,000	1,395,370
Crestwood Midstream Partners LP - Crestwood Midstream Finance Corp., 6.125%, 3/1/2022	1,300,000	1,118,000
El Paso Natural Gas Co. LLC, 8.625%, 1/15/2022	480,000	569,448
Hiland Partners LP - Hiland Partners Finance Corp.[4], 7.25%, 10/1/2020	2,200,000	2,299,000
Kinder Morgan, Inc.[4], 5.625%, 11/15/2023	2,800,000	2,721,158
Petrobras Global Finance B.V. (Brazil)[3], 1.953%, 5/20/2016	4,415,000	4,319,857
Petroleos Mexicanos (Mexico), 5.75%, 3/1/2018	1,345,000	1,428,592
Petroleos Mexicanos (Mexico)[4], 4.50%, 1/23/2026	2,880,000	2,749,824
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021	2,150,000	2,133,875
Talisman Energy, Inc. (Canada), 3.75%, 2/1/2021	2,225,000	2,031,547
Targa Resources Partners LP - Targa Resources Partners Finance Corp.[4], 6.75%, 3/15/2024 .	895,000	880,456
WPX Energy, Inc., 6.00%, 1/15/2022	910,000	800,800

		24,439,883

Total Energy		29,853,826

Financials - 17.5%
Banks - 6.4%
Bank of America Corp., 6.50%, 8/1/2016	2,000,000	2,081,342
Bank of America Corp., 5.75%, 8/15/2016	1,425,000	1,473,902
Bank of America Corp., 5.42%, 3/15/2017	1,000,000	1,049,227
Bank of America Corp., 5.70%, 5/2/2017	1,100,000	1,160,383
Bank of America Corp., 6.875%, 4/25/2018	7,420,000	8,281,885
Bank of Montreal (Canada)[4], 1.95%, 1/30/2017	5,000,000	5,061,315
The Bank of Nova Scotia (Canada), 1.85%, 4/14/2020	8,170,000	8,069,844
Barclays Bank plc (United Kingdom)[4], 6.05%, 12/4/2017	1,800,000	1,940,974
Barclays Bank plc (United Kingdom), 5.14%, 10/14/2020	2,160,000	2,367,762
Barclays Bank plc (United Kingdom)[4], 10.179%, 6/12/2021	2,200,000	2,888,886
BBVA Bancomer S.A. (Mexico)[4], 6.75%, 9/30/2022	1,460,000	1,638,120
Citigroup, Inc., 1.80%, 2/5/2018	1,750,000	1,746,880
Citigroup, Inc., 3.875%, 3/26/2025	1,885,000	1,839,319

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® CONSERVATIVE TERM SERIES		PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Banks (continued)
Commonwealth Bank of Australia (Australia), 5.75%, 1/25/2017	AUD	300,000	$222,664
Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A. (Netherlands)[5,6], 8.40%		1,100,000	1,191,080
Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A. (Netherlands)[5,7], 8.375%		1,000,000	1,040,018
HSBC Bank plc (United Kingdom)[4], 1.50%, 5/15/2018		2,115,000	2,103,807
ING Bank N.V. (Netherlands)[4], 1.80%, 3/16/2018		900,000	899,974
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019		1,975,000	2,053,844
Intesa Sanpaolo S.p.A. (Italy)[4], 6.50%, 2/24/2021		1,400,000	1,612,632
JPMorgan Chase & Co., 3.15%, 7/5/2016		4,300,000	4,354,971
JPMorgan Chase & Co., 6.30%, 4/23/2019		500,000	568,433
JPMorgan Chase & Co., 4.95%, 3/25/2020		1,255,000	1,377,165
Lloyds Bank plc (United Kingdom)[4,5,8], 12.00%		835,000	1,194,050
Lloyds Bank plc (United Kingdom)[4], 6.50%, 9/14/2020		3,200,000	3,692,659
Lloyds Bank plc (United Kingdom)[3], 9.875%, 12/16/2021		1,247,000	1,353,918
National Australia Bank Ltd. (Australia)[4], 2.00%, 2/22/2019		3,650,000	3,674,521
National Bank of Canada (Canada)[4], 1.40%, 4/20/2018		4,850,000	4,846,557
Popular, Inc., 7.00%, 7/1/2019		1,820,000	1,774,500
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	CAD	340,000	274,114
Royal Bank of Scotland Group plc (United Kingdom)[3], 1.267%, 3/31/2017		3,075,000	3,073,665
Royal Bank of Scotland Group plc (United Kingdom), 5.125%, 5/28/2024		1,535,000	1,573,845
Santander Bank N.A., 8.75%, 5/30/2018		1,225,000	1,398,878
Santander Holdings USA, Inc., 4.625%, 4/19/2016		220,000	223,650
Santander Holdings USA, Inc., 3.45%, 8/27/2018		1,600,000	1,644,203
Santander Holdings USA, Inc., 2.65%, 4/17/2020		1,565,000	1,547,686
The Toronto-Dominion Bank (Canada)[4], 1.625%, 9/14/2016		5,555,000	5,595,190
Wells Fargo Bank N.A., 6.00%, 11/15/2017		3,340,000	3,628,736
Westpac Banking Corp. (Australia), 5.75%, 2/6/2017	AUD	300,000	222,838

			90,743,437

Capital Markets - 4.0%
Credit Suisse AG (Switzerland)[4], 2.60%, 5/27/2016		6,145,000	6,210,727
The Goldman Sachs Group, Inc., 3.625%, 2/7/2016		5,400,000	5,441,834
The Goldman Sachs Group, Inc., 5.95%, 1/18/2018		950,000	1,036,614
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018		2,110,000	2,322,713
The Goldman Sachs Group, Inc.[3], 1.421%, 11/15/2018		6,350,000	6,381,877
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020		6,125,000	6,841,270
The Goldman Sachs Group, Inc.[3], 1.925%, 11/29/2023		1,415,000	1,427,626
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025		1,625,000	1,624,366
Morgan Stanley, 3.80%, 4/29/2016		5,405,000	5,487,048
Morgan Stanley, 2.125%, 4/25/2018 .		5,900,000	5,947,359
Morgan Stanley, 5.75%, 1/25/2021		5,955,000	6,786,967
Morgan Stanley, 5.00%, 11/24/2025 .		1,200,000	1,284,018
UBS AG (Switzerland)[3], 7.25%, 2/22/2022		2,855,000	3,011,306
UBS AG (Switzerland), 7.625%, 8/17/2022		1,830,000	2,116,541
UBS AG (Switzerland)[3], 4.75%, 5/22/2023		1,775,000	1,824,966

			57,745,232

Consumer Finance - 0.3%
Capital One Bank USA N.A., 2.15%, 11/21/2018		650,000	648,800
Caterpillar Financial Services Corp., 7.05%, 10/1/2018		770,000	882,847
CNG Holdings, Inc.[4], 9.375%, 5/15/2020		870,000	440,437
Navient Corp., 6.125%, 3/25/2024		1,915,000	1,728,288

			3,700,372

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Diversified Financial Services - 1.9%
The Bear Stearns Companies LLC, 7.25%, 2/1/2018	1,775,000	$1,985,648
CME Group, Inc., 3.00%, 9/15/2022 .	1,040,000	1,047,020
General Electric Capital Corp.[5,9], 7.125%	3,905,000	4,588,375
General Electric Capital Corp.[3], 0.714%, 5/5/2026	2,385,000	2,231,244
ING Bank N.V. (Netherlands)[4], 5.80%, 9/25/2023	2,200,000	2,418,552
ING Bank N.V. (Netherlands)[3], 4.125%, 11/21/2023	3,150,000	3,236,625
Jefferies Finance LLC - JFIN Co-Issuer Corp.[4], 7.375%, 4/1/2020	790,000	774,200
Jefferies Finance LLC - JFIN Co-Issuer Corp.[4], 6.875%, 4/15/2022	590,000	554,600
Jefferies Group LLC, 8.50%, 7/15/2019	380,000	447,562
Jefferies Group LLC, 6.875%, 4/15/2021	4,500,000	5,057,514
Peachtree Corners Funding Trust[4], 3.976%, 2/15/2025	550,000	553,535
Voya Financial, Inc., 2.90%, 2/15/2018	3,065,000	3,128,026
Voya Financial, Inc., 5.50%, 7/15/2022	1,015,000	1,149,225

		27,172,126

Insurance - 1.9%
Aegon N.V. (Netherlands)[3,5], 2.142%	2,195,000	1,724,721
American International Group, Inc., 4.875%, 6/1/2022	9,095,000	10,114,449
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024	6,735,000	7,032,047
AXA S.A. (France)[3,5], 2.312%	2,900,000	2,378,000
Fidelity National Financial, Inc., 6.60%, 5/15/2017	1,725,000	1,840,446
First American Financial Corp., 4.30%, 2/1/2023	1,145,000	1,141,555
Prudential Financial, Inc.[5,10], 5.875%	3,180,000	3,370,800

		27,602,018

Real Estate Investment Trusts (REITS) - 2.7%
American Tower Corp., 2.80%, 6/1/2020	1,600,000	1,592,555
American Tower Trust I4, 1.551%, 3/15/2018	985,000	974,310
AvalonBay Communities, Inc., 4.20%, 12/15/2023	1,000,000	1,047,670
BioMed Realty LP, 3.85%, 4/15/2016	115,000	115,956
Boston Properties LP, 5.875%, 10/15/2019	3,270,000	3,665,225
Camden Property Trust, 5.70%, 5/15/2017	2,010,000	2,130,855
Crown Castle Towers LLC[4], 6.113%, 1/15/2020	390,000	430,702
Crown Castle Towers LLC[4], 4.883%, 8/15/2020	224,000	241,905
Crown Castle Towers LLC[4], 3.222%, 5/15/2022	1,590,000	1,563,018
Digital Delta Holdings LLC[4], 3.40%, 10/1/2020	500,000	502,523
Digital Realty Trust LP, 5.875%, 2/1/2020	1,300,000	1,429,146
Digital Realty Trust LP, 5.25%, 3/15/2021	880,000	952,641
DuPont Fabros Technology LP, 5.875%, 9/15/2021	1,320,000	1,386,000
HCP, Inc., 6.70%, 1/30/2018	3,455,000	3,801,968
HCP, Inc., 4.00%, 6/1/2025	1,300,000	1,277,276
Hospitality Properties Trust, 6.70%, 1/15/2018	1,595,000	1,704,575
Mack-Cali Realty LP, 7.75%, 8/15/2019	370,000	423,827
Qualitytech LP - QTS Finance Corp., 5.875%, 8/1/2022	635,000	652,463
Rialto Holdings LLC - Rialto Corp.[4], 7.00%, 12/1/2018	1,305,000	1,337,625
Simon Property Group LP, 10.35%, 4/1/2019	5,550,000	6,915,849
UDR, Inc., 4.625%, 1/10/2022	730,000	783,554
Welltower, Inc., 6.20%, 6/1/2016	520,000	533,852
Welltower, Inc., 4.95%, 1/15/2021	4,100,000	4,439,501
Welltower, Inc., 4.00%, 6/1/2025	1,100,000	1,089,224

		38,992,220

Real Estate Management & Development - 0.1%
Forestar USA Real Estate Group, Inc.[4], 8.50%, 6/1/2022	805,000	817,075
Greystar Real Estate Partners LLC[4], 8.25%, 12/1/2022	765,000	805,163

		1,622,238

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Thrifts & Mortgage Finance - 0.2%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017	1,050,000	$1,055,250
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[4], 5.875%, 8/1/2021	995,000	930,325
Prospect Holding Co. LLC - Prospect Holding Finance Co.[4], 10.25%, 10/1/2018	795,000	389,550

		2,375,125

Total Financials		249,952,768

Health Care - 0.8%
Biotechnology - 0.3%
AMAG Pharmaceuticals, Inc.[4], 7.875%, 9/1/2023	1,415,000	1,319,488
Amgen, Inc., 2.20%, 5/22/2019	1,395,000	1,401,084
Amgen, Inc., 2.70%, 5/1/2022	1,575,000	1,545,462

		4,266,034

Health Care Equipment & Supplies - 0.0%##
Zimmer Biomet Holdings, Inc., 1.45%, 4/1/2017	550,000	548,758

Health Care Providers & Services - 0.2%
Aetna, Inc., 3.50%, 11/15/2024	1,530,000	1,541,531
Tenet Healthcare Corp.[3,4], 3.837%, 6/15/2020	855,000	848,587
UnitedHealth Group, Inc., 2.75%, 2/15/2023	630,000	619,795

		3,009,913

Pharmaceuticals - 0.3%
Concordia Healthcare Corp. (Canada)[4], 7.00%, 4/15/2023	1,320,000	1,148,400
Mallinckrodt International Finance S.A. - Mallinckrodt CB LLC[4], 5.625%, 10/15/2023	770,000	726,687
Novartis Securities Investment Ltd. (Switzerland), 5.125%, 2/10/2019	595,000	660,792
Roche Holdings, Inc. (Switzerland)[4], 6.00%, 3/1/2019	1,302,000	1,473,109

		4,008,988

Total Health Care		11,833,693

Industrials - 3.5%
Aerospace & Defense - 0.4%
DigitalGlobe, Inc.[4], 5.25%, 2/1/2021	1,861,000	1,674,118
Honeywell International, Inc., 5.30%, 3/1/2018	405,000	442,064
Textron, Inc., 5.60%, 12/1/2017	3,150,000	3,358,933
Textron, Inc., 7.25%, 10/1/2019	350,000	404,099

		5,879,214

Air Freight & Logistics - 0.0%##
Neovia Logistics Intermediate Holdings LLC - Logistics Intermediate Finance Corp.[4,11], 10.00%, 2/15/2018	855,000	859,275

Airlines - 0.7%
Allegiant Travel Co., 5.50%, 7/15/2019	1,740,000	1,776,540
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023	2,442,940	2,616,878
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B4, 6.375%, 1/2/2016	912,000	918,840
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	2,370,000	2,375,925
Southwest Airlines Co., 5.75%, 12/15/2016	1,070,000	1,122,469
Southwest Airlines Co., 2.75%, 11/6/2019	1,530,000	1,550,057

		10,360,709

Commercial Services & Supplies - 0.1%
Constellis Holdings LLC - Constellis Finance Corp.[4], 9.75%, 5/15/2020 .	780,000	705,900
Modular Space Corp.[4], 10.25%, 1/31/2019	865,000	516,837

		1,222,737

Construction & Engineering - 0.0%##
Abengoa Finance S.A.U. (Spain)[4], 7.75%, 2/1/2020	1,050,000	441,000

Industrial Conglomerates - 0.4%
Danaher Corp., 1.65%, 9/15/2018	1,440,000	1,445,440
GE Capital International Funding Co.[4], 0.964%, 4/15/2016	3,290,000	3,289,352
Siemens Financieringsmaatschappij N.V. (Germany)[4], 2.90%, 5/27/2022	500,000	504,085

		5,238,877

Machinery - 0.5%
CNH Industrial Capital LLC, 3.875%, 11/1/2015	3,190,000	3,190,000
The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Machinery (continued)
John Deere Capital Corp., 1.60%, 7/13/2018	1,500,000	$1,506,113
SPL Logistics Escrow LLC - SPL Logistics Finance Corp.[4], 8.875%, 8/1/2020	905,000	959,300
Waterjet Holdings, Inc.[4], 7.625%, 2/1/2020	950,000	957,125

		6,612,538

Road & Rail - 0.1%
Burlington Northern Santa Fe LLC, 3.00%, 4/1/2025	800,000	771,862
Union Pacific Corp., 5.65%, 5/1/2017	175,000	186,097

		957,959

Trading Companies & Distributors - 1.3%
Air Lease Corp., 2.625%, 9/4/2018	2,640,000	2,629,361
Air Lease Corp., 3.375%, 1/15/2019	1,910,000	1,948,200
Aircastle Ltd., 5.50%, 2/15/2022	850,000	898,875
Aviation Capital Group Corp.[4], 3.875%, 9/27/2016	4,145,000	4,196,813
Aviation Capital Group Corp.[4], 2.875%, 9/17/2018	1,700,000	1,698,691
Fly Leasing Ltd. (Ireland), 6.75%, 12/15/2020	990,000	1,039,500
Fly Leasing Ltd. (Ireland), 6.375%, 10/15/2021	1,160,000	1,194,800
International Lease Finance Corp., 5.75%, 5/15/2016	1,095,000	1,114,852
International Lease Finance Corp.[3], 2.287%, 6/15/2016	1,980,000	1,976,238
International Lease Finance Corp., 8.75%, 3/15/2017	1,700,000	1,833,875

		18,531,205

Total Industrials		50,103,514

Information Technology - 0.8%
Communications Equipment - 0.1%
QUALCOMM, Inc., 3.45%, 5/20/2025	1,500,000	1,440,543

Internet Software & Services - 0.2%
Baidu, Inc. (China), 2.75%, 6/9/2019	200,000	198,994
Tencent Holdings Ltd. (China)[4], 3.375%, 5/2/2019	2,865,000	2,926,259

		3,125,253

IT Services - 0.2%
Automatic Data Processing, Inc., 2.25%, 9/15/2020	1,900,000	1,917,482
Xerox Corp., 2.80%, 5/15/2020	1,500,000	1,423,926

		3,341,408

Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp., 2.45%, 7/29/2020	1,440,000	1,463,079

Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc., 2.40%, 5/3/2023	920,000	900,083
Hewlett Packard Enterprise Co.[4], 2.45%, 10/5/2017	1,400,000	1,404,092

		2,304,175

Total Information Technology		11,674,458

Materials - 1.1%
Chemicals - 0.3%
Consolidated Energy Finance S.A. (Trinidad-Tobago)[4], 6.75%, 10/15/2019	1,340,000	1,333,300
The Dow Chemical Co., 8.55%, 5/15/2019	2,390,000	2,874,355
LyondellBasell Industries N.V., 5.00%, 4/15/2019	500,000	537,943

		4,745,598

Containers & Packaging - 0.1%
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[3,4], 3.337%, 12/15/2019	1,620,000	1,595,700

Metals & Mining - 0.6%
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	1,535,000	1,743,149
Rio Tinto Finance USA Ltd. (United Kingdom), 3.75%, 9/20/2021	2,990,000	3,059,882
Rio Tinto Finance USA plc (United Kingdom), 1.375%, 6/17/2016	1,400,000	1,402,311
Steel Dynamics, Inc., 5.125%, 10/1/2021	805,000	798,963
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[4], 7.375%, 2/1/2020 .	915,000	759,450

		7,763,755

Paper & Forest Products - 0.1%
Domtar Corp., 4.40%, 4/1/2022	1,465,000	1,492,611

Total Materials		15,597,664

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services - 1.2%
Diversified Telecommunication Services - 0.5%
CenturyLink, Inc., 5.80%, 3/15/2022	1,200,000	$1,167,000
Frontier Communications Corp., 7.625%, 4/15/2024	845,000	756,275
Frontier Communications Corp.[4], 11.00%, 9/15/2025	1,875,000	1,965,225
Telefonica Emisiones S.A.U. (Spain), 6.221%, 7/3/2017	2,550,000	2,740,159
Windstream Services LLC, 7.875%, 11/1/2017	730,000	774,253

		7,402,912

Wireless Telecommunication Services - 0.7%
Altice Financing S.A. (Luxembourg)[4] , 6.50%, 1/15/2022	2,255,000	2,283,188
SBA Tower Trust[4], 5.101%, 4/17/2017	200,000	204,207
SBA Tower Trust[4], 2.933%, 12/15/2017	1,785,000	1,806,066
SBA Tower Trust[4], 3.598%, 4/15/2018	2,505,000	2,511,327
Sixsigma Networks Mexico S.A. de C.V. (Mexico)[4], 8.25%, 11/7/2021 .	1,245,000	1,213,875
T-Mobile USA, Inc., 6.836%, 4/28/2023	1,250,000	1,290,625

		9,309,288

Total Telecommunication Services		16,712,200

Utilities - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
Abengoa Yield plc (Spain)[4], 7.00%, 11/15/2019	1,365,000	1,242,150
ContourGlobal Power Holdings S.A. (France)[4], 7.125%, 6/1/2019	1,145,000	1,142,137
NRG Energy, Inc., 6.25%, 7/15/2022	915,000	841,800
Talen Energy Supply LLC[4], 4.625%, 7/15/2019	1,875,000	1,715,250
TerraForm Global Operating LLC[4], 9.75%, 8/15/2022	1,275,000	1,141,125
TerraForm Power Operating LLC[4], 6.125%, 6/15/2025	1,485,000	1,336,500

Total Utilities		7,418,962

TOTAL CORPORATE BONDS
(Identified Cost $475,142,815)		474,085,278

MUTUAL FUNDS - 0.3%
The Gabelli Dividend & Income Trust	22,900	447,008
Schwab U.S. Dividend Equity ETF	30,210	1,181,212
Tri-Continental Corp.	50,220	1,037,545
Vanguard Dividend Appreciation ETF	14,650	1,153,101

TOTAL MUTUAL FUNDS
(Identified Cost $3,668,896)		3,818,866

U.S. TREASURY SECURITIES - 1.3%

U.S. Treasury Bonds - 0.9%
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/2042
(Identified Cost $12,686,550)	13,896,068	12,420,302

U.S. Treasury Notes - 0.4%
U.S. Treasury Note, 1.00%, 12/15/2017
(Identified Cost $5,988,185)	6,000,000	6,023,670

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $18,674,735)		18,443,972

ASSET-BACKED SECURITIES - 1.4%
Alterna Funding I LLC, Series 2014-1A, Class NOTE[4], 1.639%, 2/15/2021	1,190,915	1,186,818
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A4, 2.00%, 12/10/2023	1,969,468	1,972,816
Colony American Homes, Series 2015-1A, Class A3,4, 1.397%, 7/17/2032	2,233,933	2,179,828
Enterprise Fleet Financing LLC, Series 2014-2, Class A3[4], 1.64%, 3/20/2020	1,975,000	1,968,889
Enterprise Fleet Financing LLC, Series 2015-2, Class A2[4], 1.59%, 2/22/2021	2,350,000	2,342,185
FDIC Trust, Series 2011-R1, Class A4, 2.672%, 7/25/2026	638,068	651,772
FNA Trust, Series 2014-1A, Class A4, 1.296%, 12/10/2022	778,788	779,146
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[4], 3.74%, 2/25/2017	200,000	200,964
Invitation Homes Trust, Series 2015-SFR3, Class A3,4, 1.497%, 8/17/2032	2,484,843	2,434,995

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A4, 1.92%, 10/15/2019	1,750,000	$1,743,331
SpringCastle America Funding LLC, Series 2014-AA, Class A4, 2.70%, 5/25/2023	1,775,934	1,779,840
Starwood Retail Property Trust, Series 2014-STAR, Class A3,4, 1.416%, 11/15/2027	2,615,000	2,595,115

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $19,960,651)		19,835,699

COMMERCIAL MORTGAGE-BACKED SECURITIES - 10.7%

Americold LLC Trust, Series 2010-ARTA, Class A1[4], 3.847%, 1/14/2029	293,070	305,149
Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4[3], 5.997%, 5/10/2045	364,020	367,033
Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4[3], 5.889%, 7/10/2044	2,633,838	2,667,719
Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 7/10/2046	1,565,444	1,585,118
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW12, Class A4[3], 5.899%, 9/11/2038	444,912	449,708
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	1,259,559	1,281,449
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class AM3, 5.568%, 10/12/2041	1,920,000	1,987,485
BWAY Mortgage Trust, Series 2015-1740, Class A4, 2.917%, 1/13/2035	5,200,000	5,004,860
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[4], 3.759%, 4/15/2044	221,762	223,092
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3[3], 5.987%, 3/15/2049	3,441,980	3,465,099
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.223%, 8/15/2048	3,322,611	3,406,947
Commercial Mortgage Pass-Through Certificates, Series 2006-GG7, Class A4[3], 6.021%, 7/10/2038	386,547	389,971
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[4], 3.156%, 7/10/2046	4,418	4,415
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class A3, 3.955%, 2/10/2047	2,000,000	2,124,452
Commercial Mortgage Pass-Through Certificates, Series 2015-3BP, Class A4, 3.178%, 2/10/2035	5,200,000	5,189,924
Commercial Mortgage Pass-Through Certificates, Series 2015-DC1, Class A5, 3.35%, 2/10/2048	5,000,000	5,061,823
Commercial Mortgage Pass-Through Certificates, Series 2015-LC19, Class A4, 3.183%, 2/10/2048	6,050,000	6,074,111
Commercial Mortgage Pass-Through Certificates, Series 2015-PC1, Class A5, 3.902%, 7/10/2050	2,400,000	2,527,779
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class A3, 5.311%, 12/15/2039	4,448,235	4,531,146
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[3,4], 2.50%, 5/25/2043	2,098,311	2,019,543
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[3,4], 2.13%, 2/25/2043	1,656,412	1,560,947
DB-UBS Mortgage Trust, Series 2011-LC1A, Class A1[4], 3.742%, 11/10/2046	237,399	238,591
Extended Stay America Trust, Series 2013-ESH7, Class A27[4], 2.958%, 12/5/2031	2,015,000	2,017,102
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class ASQ2, 1.246%, 8/25/2017	1,178,825	1,183,232
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[3], 1.612%, 8/25/2020	24,485,459	1,283,351
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[3], 1.404%, 4/25/2021	2,919,528	165,813
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[3], 1.71%, 10/25/2021	7,041,769	535,329
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[3], 1.567%, 12/25/2021	8,975,621	621,459

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[3], 1.627%, 6/25/2022	16,004,945	$1,283,606
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[3], 0.334%, 4/25/2023	80,274,952	1,126,145
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[3], 0.234%, 5/25/2023	50,112,119	410,188
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1 (IO)[3], 1.708%, 10/25/2018	10,733,628	435,885
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019	1,770,000	1,782,792
FREMF Mortgage Trust, Series 2011-K701, Class B3,4, 4.436%, 7/25/2048	875,000	914,094
FREMF Mortgage Trust, Series 2011-K702, Class B3,4, 4.931%, 4/25/2044	1,250,000	1,325,469
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[4], 0.10%, 6/25/2046	215,368,958	1,245,823
FREMF Mortgage Trust, Series 2013-K502, Class B3,4, 2.828%, 3/25/2045	1,725,000	1,744,667
FREMF Mortgage Trust, Series 2013-K712, Class B3,4, 3.487%, 5/25/2045	1,160,000	1,187,600
FREMF Mortgage Trust, Series 2014-K41, Class B3,4, 3.96%, 11/25/2047	2,500,000	2,294,893
FREMF Mortgage Trust, Series 2014-K716, Class B3,4, 4.085%, 8/25/2047	3,075,000	3,187,096
FREMF Mortgage Trust, Series 2015-K42, Class B3,4, 3.985%, 12/25/2024	2,040,000	1,971,387
FREMF Mortgage Trust, Series 2015-K43, Class B3,4, 3.863%, 2/25/2048	500,000	491,415
FREMF Mortgage Trust, Series 2015-K720, Class B3,4, 3.389%, 7/25/2022	1,190,000	1,062,194
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[3,4], 3.495%, 12/15/2019	2,800,000	2,826,160
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX[3,4], 3.495%, 12/15/2019	1,290,000	1,252,725
GS Mortgage Securities Trust, Series 2010-C2, Class A1[4], 3.849%, 12/10/2043	190,821	197,511
GS Mortgage Securities Trust, Series 2013-GC14, Class A5, 4.243%, 8/10/2046	1,800,000	1,961,646
GS Mortgage Securities Trust, Series 2013-GC16, Class A4, 4.271%, 11/10/2046	2,000,000	2,177,423
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class AM3, 5.527%, 1/12/2043	436,942	436,615
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class A4, 5.552%, 5/12/2045	223,781	227,951
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A4[3], 6.105%, 4/15/2045	756,239	765,234
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3, 5.336%, 5/15/2047	5,717,603	5,884,398
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[3,4], 3.00%, 3/25/2043	1,342,005	1,326,315
JP Morgan Mortgage Trust, Series 2013-2, Class A2[3,4], 3.50%, 5/25/2043	1,604,642	1,629,339
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[3,4], 3.00%, 6/25/2029	1,924,846	1,963,718
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class A4, 3.179%, 2/15/2048	4,200,000	4,185,898
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3, 5.347%, 11/15/2038	3,000,000	3,076,858
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2[4], 2.767%, 1/20/2041	355,486	361,340
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4[3], 5.862%, 5/12/2039	1,300,000	1,309,634
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4[3], 4.361%, 8/15/2046	900,000	979,000

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® CONSERVATIVE TERM SERIES		PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class A4[3], 4.259%, 10/15/2046		300,000	$326,754
Morgan Stanley Capital I Trust, Series 2006-HQ10, Class A4, 5.328%, 11/12/2041		1,362,675	1,389,624
Morgan Stanley Capital I Trust, Series 2011-C1, Class A2[4], 3.884%, 9/15/2047		111,405	111,685
Motel 6 Trust, Series 2015-MTL6, Class B4, 3.298%, 2/5/2030		2,550,000	2,539,166
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[3,4], 3.75%, 11/25/2054		2,284,739	2,342,633
SBA Small Business Investment Companies, Series 2015-10B, Class 1, 2.829%, 9/10/2025		5,700,000	5,791,343
SCG Trust, Series 2013-SRP1, Class AJ3,4, 2.146%, 11/15/2026		4,050,000	4,019,672
Sequoia Mortgage Trust, Series 2013-2, Class A1[3], 1.874%, 2/25/2043		1,368,939	1,264,932
Sequoia Mortgage Trust, Series 2013-7, Class A2[3], 3.00%, 6/25/2043		1,282,354	1,266,576
Sequoia Mortgage Trust, Series 2013-8, Class A1[3], 3.00%, 6/25/2043		1,748,328	1,710,971
U.S. Small Business Administration, Series 2015-10A, Class 1, 2.517%, 3/10/2025		1,259,541	1,276,717
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/2045		3,360,660	3,344,193
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX4, 4.004%, 9/13/2028		155,000	166,320
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM3, 5.546%, 12/15/2044		480,279	479,722
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[3], 6.011%, 6/15/2045		955,000	964,650
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[4], 4.393%, 11/15/2043		265,000	287,379
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4, 3.166%, 2/15/2048		5,400,000	5,371,594
Wells Fargo Commercial Mortgage Trust, Series 2015-C30 - Class A4, 3.664%, 9/15/2058		450,000	465,063
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2[4], 3.791%, 2/15/2044		1,041,098	1,042,254
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4[3,4], 4.869%, 2/15/2044		1,225,000	1,360,702
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A2, 2.029%, 3/15/2045		1,815,000	1,828,355
WF-RBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.101%, 3/15/2047		960,000	1,033,059
WF-RBS Commercial Mortgage Trust, Series 2014-C20, Class A5, 3.995%, 5/15/2047		1,440,000	1,532,013
WinWater Mortgage Loan Trust, Series 2015-1, Class A13,[4], 3.50%, 1/20/2045		2,416,303	2,434,181
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[3,4], 3.50%, 3/20/2045		2,999,110	3,066,683

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $155,589,519)			152,713,907

FOREIGN GOVERNMENT BONDS - 2.1%

Bonos de la Tesoreria de la Republica en pesos (Chile), 6.00%, 1/1/2018	CLP	330,000,000	507,729
Brazil Notas do Tesouro Nacional (Brazil), 10.00%, 1/1/2025	BRL	2,150,000	427,479
Brazilian Government International Bond (Brazil), 8.875%, 10/14/2019		600,000	709,500
Brazilian Government International Bond (Brazil), 4.25%, 1/7/2025		200,000	177,250
Canada Housing Trust No. 1 (Canada)[4], 4.10%, 12/15/2018	CAD	295,000	247,357
Canadian Government Bond (Canada), 1.50%, 9/1/2017	CAD	1,250,000	971,943
Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	360,000	302,680
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020		9,225,000	9,333,274
Ireland Government Bond (Ireland), 5.00%, 10/18/2020	EUR	230,000	311,369
Ireland Government Bond (Ireland), 0.80%, 3/15/2022	EUR	200,000	223,682
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 9/1/2022	EUR	480,000	682,540
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 11/1/2022	EUR	565,000	804,563

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® CONSERVATIVE TERM SERIES		PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS (continued)

Italy Buoni Poliennali Del Tesoro (Italy), 1.50%, 6/1/2025	EUR	200,000	$220,285
Japan Government Five Year Bond (Japan), 0.30%, 12/20/2016	JPY	77,000,000	640,216
Korea Treasury Bond (South Korea), 2.75%, 6/10/2016	KRW	370,000,000	326,901
Korea Treasury Bond (South Korea), 2.00%, 12/10/2017	KRW	380,000,000	335,778
Malaysia Government Bond (Malaysia), 3.172%, 7/15/2016	MYR	3,570,000	833,524
Malaysia Government Bond (Malaysia), 4.262%, 9/15/2016	MYR	1,775,000	418,112
Mexican Government Bond (Mexico), 8.00%, 12/17/2015	MXN	12,329,000	750,205
Mexican Government Bond (Mexico), 7.25%, 12/15/2016	MXN	4,560,000	287,152
Mexican Government Bond (Mexico), 5.00%, 6/15/2017	MXN	8,250,000	507,834
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	8,000,000	540,756
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	3,000,000	191,322
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	5,500,000	348,344
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	1,000,000	68,067
Norway Government Bond (Norway)[4], 4.25%, 5/19/2017	NOK	1,280,000	158,916
Province of New Brunswick Canada (Canada), 5.20%, 2/21/2017		3,500,000	3,696,847
Province of Nova Scotia Canada (Canada), 5.125%, 1/26/2017		1,250,000	1,314,625
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	650,000	478,835
Spain Government Bond (Spain), 4.50%, 1/31/2018	EUR	250,000	301,717
Spain Government Bond (Spain)[4], 4.00%, 4/30/2020	EUR	390,000	493,236
Spain Government Bond (Spain)[4], 5.40%, 1/31/2023	EUR	575,000	813,453
Spain Government Bond (Spain)[4], 1.60%, 4/30/2025	EUR	200,000	219,863
United Kingdom Gilt (United Kingdom), 2.00%, 1/22/2016	GBP	650,000	1,005,241
United Kingdom Gilt (United Kingdom), 1.00%, 9/7/2017	GBP	290,000	450,146
United Kingdom Gilt (United Kingdom), 5.00%, 3/7/2018	GBP	365,000	620,187

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $31,681,042)			29,720,928

U.S. GOVERNMENT AGENCIES - 10.2%

Mortgage-Backed Securities - 7.2%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		674,474	728,719
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		60,349	64,681
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		83,409	91,072
Fannie Mae, Pool #995329, 5.50%, 12/1/2021		455,949	491,694
Fannie Mae, Pool #888136, 6.00%, 12/1/2021		103,520	113,207
Fannie Mae, Pool #888815, 4.50%, 11/1/2022		73,255	77,096
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		806,480	870,503
Fannie Mae, Pool #AA1563, 4.50%, 2/1/2024		58,520	61,488
Fannie Mae, Pool #AC1557, 4.50%, 9/1/2024		150,529	160,791
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024		63,598	69,584
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034		1,357,945	1,479,095
Fannie Mae, Pool #MA1890, 4.00%, 5/1/2034		1,722,281	1,852,782
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034		1,368,186	1,490,112
Fannie Mae, Pool #AS3677, 4.00%, 10/1/2034		2,427,304	2,607,278
Fannie Mae, Pool #MA2177, 4.00%, 2/1/2035		3,727,841	4,005,757
Fannie Mae, Pool #745147, 4.50%, 12/1/2035		61,293	66,642
Fannie Mae, Pool #745418, 5.50%, 4/1/2036		985,006	1,107,444
Fannie Mae, Pool #886904, 6.50%, 9/1/2036		93,875	107,297
Fannie Mae, Pool #888021, 6.00%, 12/1/2036		295,454	335,175
Fannie Mae, Pool #909786, 5.50%, 3/1/2037		339,164	379,565
Fannie Mae, Pool #256673, 5.50%, 4/1/2037		1,817,503	2,037,093
Fannie Mae, Pool #918516, 5.50%, 6/1/2037		147,850	165,809
Fannie Mae, Pool #995050, 6.00%, 9/1/2037		410,650	465,827
Fannie Mae, Pool #AB8161, 6.00%, 12/1/2037		1,447,680	1,641,007
Fannie Mae, Pool #933521, 5.00%, 1/1/2038		28,630	31,516

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #972107, 5.00%, 2/1/2038	69,230	$76,483
Fannie Mae, Pool #889260, 5.00%, 4/1/2038	44,114	48,562
Fannie Mae, Pool #933731, 5.50%, 4/1/2038	838,016	939,133
Fannie Mae, Pool #889576, 6.00%, 4/1/2038	873,324	991,010
Fannie Mae, Pool #912948, 5.00%, 5/1/2038	71,025	78,185
Fannie Mae, Pool #975840, 5.00%, 5/1/2038	102,219	113,247
Fannie Mae, Pool #889624, 5.50%, 5/1/2038	956,381	1,070,687
Fannie Mae, Pool #889579, 6.00%, 5/1/2038	812,587	921,423
Fannie Mae, Pool #995196, 6.00%, 7/1/2038	1,364,815	1,548,213
Fannie Mae, Pool #AD0119, 6.00%, 7/1/2038	592,789	671,223
Fannie Mae, Pool #986458, 6.00%, 8/1/2038	16,694	18,903
Fannie Mae, Pool #987831, 6.00%, 9/1/2038	70,274	79,572
Fannie Mae, Pool #990897, 6.00%, 9/1/2038	137,368	155,625
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	157,783	179,013
Fannie Mae, Pool #993920, 6.00%, 11/1/2038	124,264	140,706
Fannie Mae, Pool #257497, 6.00%, 12/1/2038	45,511	51,532
Fannie Mae, Pool #AA0675, 6.00%, 12/1/2038	24,295	27,510
Fannie Mae, Pool #971022, 5.00%, 1/1/2039	82,929	91,308
Fannie Mae, Pool #AA1810, 5.00%, 1/1/2039	115,106	126,710
Fannie Mae, Pool #890294, 5.50%, 1/1/2039	1,797,891	2,014,846
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	960,225	1,075,613
Fannie Mae, Pool #983686, 5.00%, 2/1/2039	156,314	172,072
Fannie Mae, Pool #AD0527, 5.50%, 6/1/2039	358,158	401,399
Fannie Mae, Pool #AE0604, 6.00%, 7/1/2039	1,220,391	1,386,666
Fannie Mae, Pool #AA6788, 6.00%, 8/1/2039	270,581	309,522
Fannie Mae, Pool #AC0463, 5.00%, 11/1/2039	134,583	148,517
Fannie Mae, Pool #AC5111, 5.00%, 11/1/2039	254,467	280,544
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	2,086,589	2,266,535
Fannie Mae, Pool #MA0259, 5.00%, 12/1/2039	113,016	124,586
Fannie Mae, Pool #AC8573, 5.00%, 1/1/2040	187,878	207,243
Fannie Mae, Pool #890326, 5.50%, 1/1/2040	1,978,734	2,215,807
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040	1,431,161	1,621,313
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040	496,020	562,297
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	1,888,117	2,141,400
Fannie Mae, Pool #AL2581, 6.00%, 6/1/2040	1,191,723	1,351,689
Fannie Mae, Pool #890519, 6.00%, 10/1/2040	2,820,620	3,197,254
Fannie Mae, Pool #AE0951, 4.50%, 2/1/2041	1,285,629	1,397,051
Fannie Mae, Pool #AH9054, 4.50%, 4/1/2041	563,794	612,658
Fannie Mae, Pool #AI2468, 4.50%, 5/1/2041	424,492	461,295
Fannie Mae, Pool #AL0160, 4.50%, 5/1/2041	1,317,599	1,431,683
Fannie Mae, Pool #AJ1415, 4.50%, 9/1/2041	323,916	352,046
Fannie Mae, Pool #AB4300, 3.50%, 1/1/2042	414,767	432,642
Fannie Mae, Pool #AK4940, 3.50%, 3/1/2042	2,078,544	2,168,321
Fannie Mae, Pool #AX5234, 4.50%, 11/1/2044	4,925,967	5,350,439
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	239,660	254,548
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	101,366	110,668
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	73,540	80,316
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	100,995	110,666
Freddie Mac, Pool #C91746, 4.50%, 12/1/2033	252,476	275,055
Freddie Mac, Pool #C91754, 4.50%, 3/1/2034	1,726,206	1,880,817

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® CONSERVATIVE TERM SERIES	PRINCIPAL AMOUNT2/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034	2,231,100	$2,430,941
Freddie Mac, Pool #K92054, 4.00%, 10/1/2034	1,475,375	1,584,054
Freddie Mac, Pool #C91850, 4.00%, 9/1/2035	994,580	1,066,019
Freddie Mac, Pool #C91854, 4.00%, 10/1/2035	3,100,000	3,322,677
Freddie Mac, Pool #G07655, 5.50%, 12/1/2035	255,126	284,105
Freddie Mac, Pool #G08216, 5.50%, 8/1/2037	595,317	662,841
Freddie Mac, Pool #G03332, 6.00%, 10/1/2037	67,405	76,437
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038	241,803	269,361
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	879,953	995,761
Freddie Mac, Pool #G04264, 5.50%, 4/1/2038	1,025,492	1,141,638
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	574,051	640,223
Freddie Mac, Pool #G04176, 5.50%, 5/1/2038	255,128	284,341
Freddie Mac, Pool #A78227, 5.50%, 6/1/2038	307,794	342,451
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	700,574	780,759
Freddie Mac, Pool #G04471, 5.50%, 7/1/2038	87,837	97,502
Freddie Mac, Pool #G04776, 5.50%, 7/1/2038	615,126	686,014
Freddie Mac, Pool #G05956, 5.50%, 7/1/2038	842,736	939,029
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	430,679	480,311
Freddie Mac, Pool #G05196, 5.50%, 10/1/2038	857,530	956,265
Freddie Mac, Pool #G05409, 5.50%, 3/1/2039	773,873	863,137
Freddie Mac, Pool #A86522, 4.50%, 5/1/2039	1,782,034	1,930,797
Freddie Mac, Pool #G06021, 5.50%, 1/1/2040	543,155	605,854
Freddie Mac, Pool #G05923, 5.50%, 2/1/2040	462,141	514,729
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	211,610	240,018
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	124,892	141,732
Freddie Mac, Pool #G07104, 5.50%, 5/1/2040	476,510	530,549
Freddie Mac, Pool #G06789, 6.00%, 5/1/2040	588,085	665,728
Freddie Mac, Pool #G07589, 5.50%, 6/1/2041	2,112,086	2,354,834
Freddie Mac, Pool #Q17513, 3.50%, 4/1/2043	2,805,911	2,925,276
Freddie Mac, Pool #Q17719, 3.50%, 4/1/2043	1,380,698	1,437,482
Freddie Mac, Pool #C09068, 3.50%, 11/1/2044	2,725,849	2,832,556
Freddie Mac, Pool #G08669, 4.00%, 9/1/2045	2,617,624	2,786,502
Freddie Mac, Pool #G08672, 4.00%, 10/1/2045	5,765,000	6,136,930
Ginnie Mae, Pool #671161, 5.50%, 11/15/2037	101,709	113,807

Total Mortgage-Backed Securities
(Identified Cost $100,978,289)		103,346,447

Other Agencies - 3.0%
Fannie Mae, 0.375%, 12/21/2015	14,000,000	14,003,346
Freddie Mac, 0.50%, 5/13/2016	7,000,000	7,006,972
Freddie Mac, 2.00%, 8/25/2016	21,500,000	21,770,642

Total Other Agencies
(Identified Cost $42,678,161)		42,780,960

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $143,656,450)		146,127,407

U.S. GOVERNMENT SECURITIES - 3.8%

U.S. Treasury Bills - 3.8%
U.S. Treasury Bill[12,13], 0.281%, 6/23/2016
(Identified Cost $54,900,370)	55,000,000	54,899,460

SHORT-TERM INVESTMENT - 2.6%

Dreyfus Cash Management, Inc. - Institutional Shares[14], 0.06%,
(Identified Cost $37,119,476)	37,119,476	37,119,476

TOTAL INVESTMENTS - 98.8%
(Identified Cost $1,388,151,145)		1,413,453,808
OTHER ASSETS, LESS LIABILITIES - 1.2%		17,215,045

NET ASSETS - 100%		$1,430,668,853

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

FUTURES CONTRACTS: LONG POSITIONS OPEN AT OCTOBER 31, 2015:
CONTRACTS PURCHASED	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE[2]	UNREALIZED DEPRECIATION
4,479	U.S. Treasury Notes (2 Year)	CBOT	December 2015	979,361,344	$(388,429)
2,427	Euro Dollar Futures	CME	June 2016	602,593,762	(62,456)

Total					(450,885)

FUTURES CONTRACTS: SHORT POSITIONS OPEN AT OCTOBER 31, 2015:
CONTRACTS SOLD	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE[2]	UNREALIZED APPRECIATION (DEPRECIATION)
500	U.S. Treasury Bonds (30 Year)	CBOT	December 2015	78,218,750	$ (767,602)
652	U.S. Treasury Notes (10 Year)	CBOT	December 2015	83,252,250	282,850
1,073	U.S. Treasury Notes (5 Year)	CBOT	December 2015	128,516,899	185,944
178	U.S. Ultra Treasury Bonds	CBOT	December 2015	28,435,500	(81,881)
347	Euro Dollar Futures	CME	September 2018	85,132,112	(35,345)
609	Euro Dollar Futures	CME	December 2018	149,258,288	(141,045)
609	Euro Dollar Futures	CME	March 2019	149,136,488	(138,695)
610	Euro Dollar Futures	CME	June 2019	149,259,375	(294,835)
262	Euro Dollar Futures	CME	September 2019	64,055,725	24,875

Total					(965,734)

ADR - American Depositary Receipt

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CBOT - Chicago Board of Trade

CLP - Chilean Peso

CME - Chicago Mercantile Exchange

ETF - Exchange-traded fund

EUR - Euro

GBP - British Pound

IO - Interest only

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

SGD - Singapore Dollar

##Less than 0.1%.

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Amount is stated in USD unless otherwise noted.

3The coupon rate is floating and is the effective rate as of October 31, 2015.

4Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $210,945,386 or 14.7%, of the Series’ net assets as of October 31, 2015 (see Note 2 to the financial statements).

5Security is perpetual in nature and has no stated maturity date.

6The rate shown is a fixed rate as of October 31, 2015; the rate becomes floating, based on U.S. Treasury Yield Curve Rate Treasury Note Constant Maturity 5 Year in June 2017.

7The rate shown is a fixed rate as of October 31, 2015; the rate becomes floating, based on U.S. Treasury Note (5 Year) in July 2016.

8The rate shown is a fixed rate as of October 31, 2015; the rate becomes floating, based on LIBOR plus a spread, in December 2024.

9The rate shown is a fixed rate as of October 31, 2015; the rate becomes floating, based on LIBOR plus a spread, in June 2022.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

10The rate shown is a fixed rate as of October 31, 2015; the rate becomes floating, based on LIBOR plus a spread, in September 2022.

11Represents a Payment-In-Kind bond.

12All or a portion of security has been pledged in connection with outstanding futures contracts.

13Represents the annualized yield at time of purchase.

14Rate shown is the current yield as of October 31, 2015.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2015

ASSETS:

Investments, at value (identified cost $1,388,151,145) (Note 2)	$1,413,453,808
Deposits at broker for futures contracts	12,541,389
Interest receivable	7,294,808
Receivable for fund shares sold	3,110,666
Receivable for securities sold	2,795,873
Dividends receivable	345,933
Foreign tax reclaims receivable	178,576
Prepaid and other expenses	162

TOTAL ASSETS	1,439,721,215

LIABILITIES:

Accrued management fees (Note 3)	732,926
Accrued shareholder services fees (Class S) (Note 3)	155,700
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R) (Note 3)	140,800
Accrued fund accounting and administration fees (Note 3)	71,057
Accrued transfer agent fees (Note 3)	62,175
Accrued Directors’ fees (Note 3)	459
Accrued Chief Compliance Officer service fees (Note 3)	421
Accrued foreign capital gains tax (Note 2)	617
Payable for fund shares repurchased	4,492,409
Payable for securities purchased	2,203,594
Variation margin payable on futures contracts	881,264
Other payables and accrued expenses	310,940

TOTAL LIABILITIES	9,052,362

TOTAL NET ASSETS	$1,430,668,853

NET ASSETS CONSIST OF:

Capital stock	$1,208,975
Additional paid-in-capital	1,401,954,894
Undistributed net investment income	11,381,761
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(7,743,742)
Net unrealized appreciation on investments (net of foreign capital gains tax of $617), foreign currency and translation of other assets and liabilities	23,866,965

TOTAL NET ASSETS	$1,430,668,853

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2015

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($911,956,305/ 69,352,271 shares)	$13.15

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($325,699,993/ 31,863,895 shares)	$10.22

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($137,697,450/ 14,041,524 shares)	$9.81

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($55,315,105/ 5,639,790 shares)	$9.81

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Conservative Term Series

For the Year Ended October 31, 2015

INVESTMENT INCOME:

Interest	$28,704,361
Dividends (net of foreign taxes withheld, $199,572)	11,137,930

Total Investment Income	39,842,291

EXPENSES:

Management fees (Note 3)	9,627,259
Shareholder services fees (Class S) (Note 3)	2,084,756
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	1,406,491
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	316,508
Fund accounting and administration fees (Note 3)	275,151
Transfer agent fees (Note 3)	259,876
Directors’ fees (Note 3)	56,517
Chief Compliance Officer service fees (Note 3)	2,520
Custodian fees	124,347
Miscellaneous	546,952

Total Expenses	14,700,377

NET INVESTMENT INCOME	25,141,914

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	6,419,790
Futures contracts	(13,800,295)
Options written	1,424,821
Foreign currency and translation of other assets and liabilities	(380,632)

(6,336,316)

Net change in unrealized appreciation (depreciation) on-
Investments (net of decrease in accrued foreign capital gains tax of $456)	(38,545,655)
Futures contracts	(1,660,053)
Options written	93,740
Foreign currency and translation of other assets and liabilities	(1,057)

(40,113,025)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(46,449,341)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,307,427)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Conservative Term Series

	FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$25,141,914	$24,439,713
Net realized gain (loss) on investments and foreign currency	(6,336,316)	83,234,619
Net change in unrealized depreciation on investments and foreign currency	(40,113,025)	(26,892,984)

Net increase (decrease) from operations	(21,307,427)	80,781,348

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(14,242,164)	(14,549,144)
From net investment income (Class I)	(6,793,036)	(6,447,289)
From net investment income (Class C)	(1,402,026)	(1,252,553)
From net investment income (Class R)	(950,123)	(816,034)
From net realized gain on investments (Class S)	(50,314,602)	(42,636,482)
From net realized gain on investments (Class I)	(19,920,640)	(16,448,458)
From net realized gain on investments (Class C)	(8,129,404)	(5,631,048)
From net realized gain on investments (Class R)	(3,664,976)	(2,517,150)

Total distributions to shareholders	(105,416,971)	(90,298,158)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(119,388,459)	189,841,532

Net increase (decrease) in net assets	(246,112,857)	180,324,722

NET ASSETS:

Beginning of year	1,676,781,710	1,496,456,988

End of year (including undistributed net investment income of $11,381,761 and $10,262,929,respectively)	$1,430,668,853	$1,676,781,710

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class S

	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$14.13	$14.18	$13.62	$13.16	$13.37

Income from investment operations:
Net investment income[1]	0.22	0.22	0.22	0.22	0.25
Net realized and unrealized gain on investments	(0.41)	0.52	0.83	0.69	0.12

Total from investment operations	(0.19)	0.74	1.05	0.91	0.37

Less distributions to shareholders:
From net investment income	(0.18)	(0.20)	(0.20)	(0.24)	(0.24)
From net realized gain on investments	(0.61)	(0.59)	(0.29)	(0.21)	(0.34)

Total distributions to shareholders	(0.79)	(0.79)	(0.49)	(0.45)	(0.58)

Net asset value - End of year	$13.15	$14.13	$14.18	$13.62	$13.16

Net assets - End of year (000’s omitted)	$911,956	$1,124,851	$1,027,160	$973,964	$870,693

Total return[2]	(1.33%)	5.46%	7.93%	7.15%	2.87%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.88%	0.87%	0.87%	0.88%	0.89%
Net investment income	1.60%	1.57%	1.58%	1.65%	1.87%
Series portfolio turnover	51%	45%	54%	54%	25%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class I

	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.17	$11.38	$11.03	$10.75	$11.03

Income from investment operations:
Net investment income[1]	0.19	0.20	0.20	0.20	0.22
Net realized and unrealized gain on investments	(0.32)	0.40	0.66	0.55	0.10

Total from investment operations	(0.13)	0.60	0.86	0.75	0.32

Less distributions to shareholders:
From net investment income	(0.21)	(0.22)	(0.22)	(0.26)	(0.26)
From net realized gain on investments	(0.61)	(0.59)	(0.29)	(0.21)	(0.34)

Total distributions to shareholders	(0.82)	(0.81)	(0.51)	(0.47)	(0.60)

Net asset value - End of year	$10.22	$11.17	$11.38	$11.03	$10.75

Net assets - End of year (000’s omitted)	$325,700	$353,538	$318,106	$249,566	$181,345

Total return[2]	(1.15%)	5.66%	8.15%	7.34%	3.07%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.68%	0.67%	0.67%	0.68%	0.69%
Net investment income	1.81%	1.77%	1.77%	1.84%	2.07%
Series portfolio turnover	51%	45%	54%	54%	25%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class C

	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.75	$10.99	$10.68	$10.42	$10.73

Income from investment operations:
Net investment income[1]	0.08	0.08	0.08	0.09	0.11
Net realized and unrealized gain on investments	(0.31)	0.39	0.65	0.55	0.10

Total from investment operations	(0.23)	0.47	0.73	0.64	0.21

Less distributions to shareholders:
From net investment income	(0.10)	(0.12)	(0.13)	(0.17)	(0.18)
From net realized gain on investments	(0.61)	(0.59)	(0.29)	(0.21)	(0.34)

Total distributions to shareholders	(0.71)	(0.71)	(0.42)	(0.38)	(0.52)

Net asset value - End of year	$9.81	$10.75	$10.99	$10.68	$10.42

Net assets - End of year (000’s omitted)	$137,697	$139,291	$102,919	$72,239	$42,898

Total return[2]	(2.10%)	4.58%	7.06%	6.42%	2.06%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.68%	1.67%	1.67%	1.69%	1.69%
Net investment income	0.81%	0.77%	0.78%	0.84%	1.03%
Series portfolio turnover	51%	45%	54%	54%	25%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class R

	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.75	$10.99	$10.67	$10.44	$10.76

Income from investment operations:
Net investment income[1]	0.13	0.14	0.14	0.14	0.13
Net realized and unrealized gain on investments	(0.30)	0.38	0.64	0.54	0.13

Total from investment operations	(0.17)	0.52	0.78	0.68	0.26

Less distributions to shareholders:
From net investment income	(0.16)	(0.17)	(0.17)	(0.24)	(0.24)
From net realized gain on investments	(0.61)	(0.59)	(0.29)	(0.21)	(0.34)

Total distributions to shareholders	(0.77)	(0.76)	(0.46)	(0.45)	(0.58)

Net asset value - End of year	$9.81	$10.75	$10.99	$10.67	$10.44

Net assets - End of year (000’s omitted)	$55,315	$59,101	$48,272	$32,988	$2,828

Total return[2]	(1.60%)	5.08%	7.64%	6.85%	2.61%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.18%	1.17%	1.17%	1.19%	1.19%
Net investment income	1.30%	1.27%	1.28%	1.32%	1.31%
Series portfolio turnover	51%	45%	54%	54%	25%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2015 - Pro-Blend® Moderate Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S3	-1.99%	5.29%	5.30%	6.73%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class I3,4	-1.76%	5.54%	5.50%	6.82%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class C3,5	-2.77%	4.50%	4.53%	6.00%
Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class R3,5	-2.30%	5.02%	5.02%	6.51%
Barclays U.S. Aggregate Bond Index[6]	1.96%	3.03%	4.72%	5.52%
30/10/60 Blended Index[7]	2.27%	6.46%	5.99%	6.93%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S for the ten years ended October 31, 2015 to the Barclays U.S. Aggregate Bond Index and the 30/10/60 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from September 15, 1993, the Class S inception date. The Barclays U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from September 30, 1993.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2015, this net expense ratio was 1.06% for Class S, 0.81% for Class I, 1.81% for Class C and 1.31% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.06% for Class S, 0.81% for Class I, 1.81% for Class C and 1.31% for Class R for the year ended October 31, 2015.

4For the periods through the inception of Class I on March 28, 2008, performance is based on the hypothetical performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5For periods through the inception of Class C on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Moderate Term Series - Class S adjusted for expense differences.

6The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

Performance Update as of October 31, 2015 - Pro-Blend® Moderate Term Series

(unaudited)

7The 30/10/60 Blended Index is represented by 30% Russell 3000® Index (Russell 3000), 10% MSCI ACWI ex USA Index (ACWIxUS), and 60% Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends, thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices.

Shareholder Expense Example - Pro-Blend® Moderate Term Series

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/15	ENDING ACCOUNT VALUE 10/31/15	EXPENSES PAID DURING PERIOD 5/1/15-10/31/15*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$963.40	$5.30	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45	1.07%
Class I
Actual	$1,000.00	$964.10	$4.06	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18	0.82%
Class C
Actual	$1,000.00	$959.40	$8.99	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.03	$9.25	1.82%
Class R
Actual	$1,000.00	$961.80	$6.53	1.32%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.72	1.32%

* Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Portfolio Composition - Pro-Blend® Moderate Term Series

As of October 31, 2015 (unaudited)

Sector Allocation[5]
Financials	14.9%
Consumer Discretionary	13.5%
Information Technology	13.0%
Health Care	4.9%
Consumer Staples	4.9%
Industrials	4.8%
Energy	3.8%
Materials	2.8%
Telecommunication Services	1.2%
Utilities	0.5%

[5]Including common stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[6]
Time Warner, Inc.	1.5%
Electronic Arts, Inc.	1.4%
MasterCard, Inc. - Class A	1.4%
AMC Networks, Inc. - Class A	1.3%
The Priceline Group, Inc.	1.3%
Apple, Inc.	1.3%
Monsanto Co.	1.2%
Alphabet, Inc. - Class C	1.1%
Alphabet, Inc. - Class A	1.1%
Johnson & Johnson	1.0%

6As a percentage of total investments.

Investment Portfolio - October 31, 2015

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 41.7%

Consumer Discretionary - 10.8%
Auto Components - 0.0%##
F.C.C. Co. Ltd. (Japan)[1]	12,500	$221,060

Diversified Consumer Services - 0.3%
Fu Shou Yuan International Group Ltd. (China)[1]	1,308,000	891,839
H&R Block, Inc.	43,300	1,613,358
Houghton Mifflin Harcourt Co.*	52,500	1,028,475
Kroton Educacional S.A. (Brazil)	303,672	776,395

		4,310,067

Hotels, Restaurants & Leisure - 0.7%
Accor S.A. (France)[1]	15,630	776,178
Yum! Brands, Inc.	142,980	10,138,712

		10,914,890

Household Durables - 0.0%##
DR Horton, Inc.	4,425	130,272
Lennar Corp. - Class A	2,670	133,687
Toll Brothers, Inc.*	3,744	134,672
TRI Pointe Group, Inc.*	9,680	125,646

		524,277

Internet & Catalog Retail - 2.0%
ASOS plc (United Kingdom)*[1]	11,400	571,471
The Priceline Group, Inc.*	14,290	20,781,090
Rakuten, Inc. (Japan)[1]	72,560	1,005,187
TripAdvisor, Inc.*	127,030	10,642,573

		33,000,321

Media - 6.5%
AMC Networks, Inc. - Class A*	289,160	21,366,032
Cogeco Cable, Inc. (Canada)	13,920	718,888
Discovery Communications, Inc. - Class A*	120,560	3,549,286
Global Mediacom Tbk PT (Indonesia)[1] .	2,723,660	172,502
ITV plc (United Kingdom)[1]	106,860	414,860
Liberty Global plc - Class A - ADR (United Kingdom)*	239,080	10,643,842
Modern Times Group AB - Class B (Sweden)[1]	5,130	145,522
Sinclair Broadcast Group, Inc. - Class A	361,271	10,841,743
TEGNA, Inc.	243,960	6,596,678
Time Warner, Inc.	319,830	24,095,992
Tribune Media Co. - Class A	321,730	12,975,371
Twenty-First Century Fox, Inc. - Class A	423,324	12,991,814

		104,512,530

Specialty Retail - 0.4%
Advance Auto Parts, Inc.	19,730	3,915,024
Dick’s Sporting Goods, Inc.	26,270	1,170,329
Kingfisher plc (United Kingdom)[1]	77,910	423,499
Komeri Co. Ltd. (Japan)[1]	19,900	425,455

		5,934,307

Textiles, Apparel & Luxury Goods - 0.9%
Adidas AG (Germany)[1]	1,890	169,379
Gildan Activewear, Inc. (Canada)	44,870	1,289,115
Kering (France)[1]	4,280	791,563
lululemon athletica, Inc.*	252,207	12,401,018

		14,651,075

Total Consumer Discretionary		174,068,527

Consumer Staples - 3.9%
Beverages - 2.3%
AMBEV S.A. - ADR (Brazil)	2,483,570	12,094,986
Anheuser-Busch InBev N.V. (Belgium)[1]	91,985	10,976,077
Cia Cervecerias Unidas S.A. - ADR (Chile)	20,820	499,055
Diageo plc (United Kingdom)[1]	394,363	11,369,412
Remy Cointreau S.A. (France)[1]	1,380	95,863
SABMiller plc (United Kingdom)[1]	5,090	312,644
Treasury Wine Estates Ltd. - Rights (Australia)*[1]	25,926	27,362
Treasury Wine Estates Ltd. (Australia)[1]	194,450	973,232

		36,348,631

Food & Staples Retailing - 0.2%
Carrefour S.A. (France)[1]	16,647	542,459
Casino Guichard-Perrachon S.A. (France)[1]	2,420	139,041
Dairy Farm International Holdings Ltd. (Hong Kong)[1]	56,100	369,363
Sprouts Farmers Market, Inc.*	59,700	1,216,686
Tesco plc (United Kingdom)*[1]	317,346	895,006

		3,162,555

Food Products - 0.5%
Biostime International Holdings Ltd. - Class H (China)[1]	181,100	402,105
Danone S.A. (France)[1]	15,541	1,080,100
Grupo Bimbo S.A.B. de C.V. - Class A (Mexico)*	228,880	647,240
Keurig Green Mountain, Inc.	28,440	1,443,330
M Dias Branco S.A. (Brazil)	13,500	244,688
Nestle S.A. (Switzerland)[1]	15,824	1,208,542
Post Holdings, Inc.*	19,200	1,233,984
Sao Martinho S.A. (Brazil)	58,890	678,452
Suedzucker AG (Germany)[1]	45,277	844,979

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Tiger Brands Ltd. (South Africa)[1]	12,180	$278,482

		8,061,902

Personal Products - 0.8%
Beiersdorf AG (Germany)[1]	2,270	215,595
Herbalife Ltd.*	12,080	676,963
Unilever plc - ADR (United Kingdom)	279,209	12,410,840

		13,303,398

Tobacco - 0.1%
Gudang Garam Tbk PT (Indonesia)[1]	148,880	466,018
Japan Tobacco, Inc. (Japan)[1]	15,600	539,944
Swedish Match AB (Sweden)[1]	22,615	710,919

		1,716,881

Total Consumer Staples		62,593,367

Energy - 2.3%
Energy Equipment & Services - 1.3%
Schlumberger Ltd.	161,919	12,655,589
Spectrum ASA (Norway)[1]	43,230	150,091
TGS Nopec Geophysical Co. ASA (Norway)[1]	39,040	774,080
Weatherford International plc - ADR*	709,410	7,264,358

		20,844,118

Oil, Gas & Consumable Fuels - 1.0%
Cameco Corp. (Canada)	35,769	506,847
Cosan S.A. Industria e Comercio (Brazil)	31,310	200,612
Galp Energia SGPS S.A. (Portugal)[1]	69,040	745,285
Range Resources Corp.	433,350	13,191,174
Royal Dutch Shell plc - Class B (Netherlands)[1]	18,152	475,306
Royal Dutch Shell plc - Class B - ADR (Netherlands)	7,670	404,132
Whitehaven Coal Ltd. (Australia)*[1]	85,930	61,711

		15,585,067

Total Energy		36,429,185

Financials - 3.3%
Banks - 0.0%##
ICICI Bank Ltd. - ADR (India)	38,250	329,715

Capital Markets - 0.1%
Daiwa Securities Group, Inc. (Japan)[1]	69,000	471,792
Financial Engines, Inc.	35,970	1,156,795

		1,628,587

Consumer Finance - 0.3%
SLM Corp.*	685,520	4,839,771

Diversified Financial Services - 0.1%
JSE Ltd. (South Africa)[1]	40,370	388,897
Morningstar, Inc.	14,020	1,151,182

		1,540,079

Insurance - 0.1%
Admiral Group plc (United Kingdom)[1]	8,380	207,959
Mapfre S.A. (Spain)[1]	204,600	607,000

		814,959

Real Estate Investment Trusts (REITS) - 2.2%
Agree Realty Corp.	15,400	498,652
Alexandria Real Estate Equities, Inc.	6,760	606,642
Alstria Office REIT AG (Germany)[1]	78,350	1,093,190
American Campus Communities, Inc.	10,000	405,700
American Capital Agency Corp.	7,600	135,508
Annaly Capital Management, Inc.	15,290	152,135
Apartment Investment & Management Co. - Class A	13,610	533,376
AvalonBay Communities, Inc.	5,410	945,830
Boston Properties, Inc.	2,450	308,333
Brixmor Property Group, Inc.	24,730	633,583
Care Capital Properties, Inc.	4,235	139,543
CatchMark Timber Trust, Inc. - Class A	25,840	282,948
Chesapeake Lodging Trust	27,270	751,016
Columbia Property Trust, Inc.	11,340	281,686
Community Healthcare Trust, Inc.	21,750	398,243
CoreSite Realty Corp.	2,590	142,321
Crown Castle International Corp.	4,610	393,971
CubeSmart	20,080	558,626
DCT Industrial Trust, Inc.	12,440	461,773
DDR Corp.	32,900	552,720
Digital Realty Trust, Inc.	2,040	150,878
Douglas Emmett, Inc.	15,840	483,912
Education Realty Trust, Inc.	14,093	506,080
Equity LifeStyle Properties, Inc.	5,580	337,478
Equity One, Inc.	12,270	326,137
Equity Residential	6,070	469,332
Extra Space Storage, Inc.	2,500	198,100
Fibra Shop Portafolios Inmobiliarios S.A.P.I. de C.V. (Mexico)	194,344	199,194
General Growth Properties, Inc.	22,040	638,058
HCP, Inc.	7,920	294,624
Healthcare Trust of America, Inc. - Class A	11,400	299,934
Host Hotels & Resorts, Inc.	23,650	409,855
Inland Real Estate Corp.	50,350	445,597
Kite Realty Group Trust	11,335	299,357
Lamar Advertising Co. - Class A	5,070	286,100
The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)
COMMON STOCKS (continued)
Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
LaSalle Hotel Properties	22,010	$647,314
Liberty Property Trust	11,760	400,075
Mack-Cali Realty Corp.	26,730	581,645
Mid-America Apartment Communities, Inc.	7,820	666,186
Outfront Media, Inc.	19,537	461,269
Paramount Group, Inc.	38,600	685,922
Pebblebrook Hotel Trust	12,390	423,490
Physicians Realty Trust	40,590	648,628
Plum Creek Timber Co., Inc.	17,900	729,246
Prologis, Inc.	14,530	620,867
Public Storage	2,530	580,534
Rexford Industrial Realty, Inc.	18,460	279,669
Sabra Health Care REIT, Inc.	9,790	222,037
Scentre Group (Australia)[1]	95,548	280,254
Simon Property Group, Inc.	10,240	2,062,950
Sovran Self Storage, Inc.	5,430	542,294
Tanger Factory Outlet Centers, Inc.	8,510	297,425
Taubman Centers, Inc.	5,990	461,110
Terreno Realty Corp.	13,270	296,983
UDR, Inc.	13,580	467,967
Urban Edge Properties	16,970	402,868
Ventas, Inc.	5,370	288,476
Westfield Corp. (Australia)[1]	49,970	362,538
Weyerhaeuser Co.	261,978	7,683,815

		34,713,994

Real Estate Management & Development - 0.5%
CBRE Group, Inc. - Class A*	6,360	237,101
First Capital Realty, Inc. (Canada)	13,200	195,537
Forest City Enterprises, Inc. - Class A*	17,570	388,297
Realogy Holdings Corp.*	198,752	7,771,203

		8,592,138

Total Financials		52,459,243

Health Care - 4.2%
Biotechnology - 0.1%
Green Cross Corp. (South Korea)[1]	1,280	202,886
Seattle Genetics, Inc.*	16,020	664,670

		867,556

Health Care Equipment & Supplies - 0.8%
BioMerieux (France)[1]	836	97,121
Halyard Health, Inc.*	27,840	826,291
Intuitive Surgical, Inc.*	22,120	10,984,792
Medtronic plc.	5,820	430,214
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)[1]	1,022,700	706,138

		13,044,556

Health Care Providers & Services - 1.3%
Air Methods Corp.*	15,780	645,875
DaVita HealthCare Partners, Inc.*	20,270	1,571,128
Express Scripts Holding Co.*	191,050	16,502,899
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	8,390	755,163
Fresenius Medical Care AG & Co. KGaA - ADR (Germany)	16,520	742,244
KPJ Healthcare Berhad (Malaysia)[1]	280,550	278,852
Odontoprev S.A. (Brazil)	189,030	484,271
Siloam International Hospitals Tbk PT (Indonesia)[1]	365,000	290,116

		21,270,548

Health Care Technology - 0.8%
Cerner Corp.*	193,366	12,818,232

Life Sciences Tools & Services - 0.0%##
QIAGEN N.V.*[1]	7,760	188,130
QIAGEN N.V. - ADR*	1,950	47,131

		235,261

Pharmaceuticals - 1.2%
AstraZeneca plc - ADR (United Kingdom)	20,640	658,210
Genomma Lab Internacional S.A.B. de C.V. - Class B (Mexico)*	262,130	192,339
GlaxoSmithKline plc (United Kingdom)[1]	11,020	237,653
Johnson & Johnson	168,170	16,990,215
Novartis AG - ADR (Switzerland)	8,350	755,091
Sanofi (France)[1]	5,966	601,826
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	11,950	707,321

		20,142,655

Total Health Care.		68,378,808

Industrials - 2.3%
Aerospace & Defense - 0.1%
KLX, Inc.*	26,760	1,046,584

Airlines - 0.2%
Allegiant Travel Co.	1,610	317,895
Republic Airways Holdings, Inc.*	281,690	1,622,534
Ryanair Holdings plc - ADR (Ireland)	2,564	200,499
Spirit Airlines, Inc.*	17,140	636,237

		2,777,165

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® MODERATE TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Building Products - 0.1%
Masco Corp.	53,600	$1,554,400

Commercial Services & Supplies - 0.1%
Aggreko plc (United Kingdom)[1]	44,420	626,133
MiX Telematics Ltd. - ADR (South Africa)	36,190	203,750
Stericycle, Inc.*	8,400	1,019,508

		1,849,391

Electrical Equipment - 0.1%
Alstom S.A. (France)*[1]	23,850	776,322
Schneider Electric SE (France)[1]	4,319	260,501

		1,036,823

Industrial Conglomerates - 0.9%
General Electric Co.	406,550	11,757,426
Siemens AG (Germany)[1]	21,090	2,118,367

		13,875,793

Machinery - 0.5%
Allison Transmission Holdings, Inc.	22,390	642,593
ANDRITZ AG (Austria)[1]	10,250	514,983
FANUC Corp. (Japan)[1]	2,709	477,980
Flowserve Corp.	140,980	6,535,833
Spirax-Sarco Engineering plc (United Kingdom)[1]	3,003	140,771
Sulzer AG (Switzerland)[1]	1,940	196,029
The Weir Group plc (United Kingdom)[1]	10,450	171,670

		8,679,859

Marine - 0.0%##
D/S Norden A/S (Denmark)*[1]	2,450	48,851
Diana Shipping, Inc. (Greece)*	7,500	47,325
Pacific Basin Shipping Ltd. (Hong Kong)[1]	144,000	42,594
Sinotrans Shipping Ltd. - Class H (China)[1]	657,000	138,428
Star Bulk Carriers Corp. (Greece)*	13,720	21,678

		298,876

Professional Services - 0.0%##
Intertek Group plc (United Kingdom)[1]	17,870	721,713

Road & Rail - 0.3%
Genesee & Wyoming, Inc. - Class A*	38,180	2,561,878
Hertz Global Holdings, Inc.*	64,430	1,256,385
Kansas City Southern	9,150	757,254
Swift Transportation Co.*	39,930	624,106

		5,199,623

Trading Companies & Distributors - 0.0%##
Brenntag AG (Germany)[1]	5,263	317,797

Total Industrials		37,358,024

Information Technology - 12.6%
Communications Equipment - 1.9%
ARRIS Group, Inc.*	45,190	1,277,069
Ixia*	65,210	939,676
Juniper Networks, Inc.	458,690	14,398,279
Polycom, Inc.*	97,660	1,345,755
QUALCOMM, Inc.	198,900	11,818,638
Viavi Solutions, Inc.*	112,780	671,041

		30,450,458

Electronic Equipment, Instruments & Components - 0.7%
FLIR Systems, Inc.	244,220	6,513,347
Hitachi Ltd. (Japan)[1]	135,000	778,787
Keyence Corp. (Japan)[1]	823	428,461
Keysight Technologies, Inc.*	30,120	996,370
PAX Global Technology Ltd. (Hong Kong)[1]	1,130,000	1,477,657
Trimble Navigation Ltd.*	64,740	1,472,835

		11,667,457

Internet Software & Services - 3.1%
Alibaba Group Holding Ltd. - ADR (China)*	14,170	1,187,871
Alphabet, Inc. - Class A*	23,556	17,369,959
Alphabet, Inc. - Class C*	25,285	17,972,831
Baidu, Inc. - ADR (China)*	6,090	1,141,692
eBay, Inc.*	241,120	6,727,248
Envestnet, Inc.*	35,520	1,060,627
MercadoLibre, Inc. (Argentina)	9,790	963,042
Q2 Holdings, Inc.*	17,290	426,199
Qihoo 360 Technology Co. Ltd. - ADR (China)*	31,744	1,812,265
Tencent Holdings Ltd. - Class H (China)[1]	44,300	835,027

		49,496,761

IT Services - 3.9%
Amdocs Ltd. - ADR	5,740	341,932
EVERTEC, Inc.	51,620	941,549
InterXion Holding N.V. - ADR (Netherlands)*	12,730	374,007
MasterCard, Inc. - Class A	222,333	22,008,744
PayPal Holdings, Inc.*	333,520	12,010,055
Sabre Corp.	55,830	1,636,936
VeriFone Systems, Inc.*	306,682	9,243,395

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services (continued)
Visa, Inc. - Class A	212,700	$16,501,266

		63,057,884

Software - 1.6%
Electronic Arts, Inc.*	312,890	22,549,982
SAP SE (Germany)[1]	19,710	1,553,840
TOTVS S.A. (Brazil)	80,010	708,909

		24,812,731

Technology Hardware, Storage & Peripherals - 1.4%
Apple, Inc.	173,400	20,721,300
Samsung Electronics Co. Ltd. (South Korea)[1]	1,830	2,194,951

		22,916,251

Total Information Technology		202,401,542

Materials - 2.0%
Chemicals - 1.3%
Givaudan S.A. (Switzerland)[1]	250	447,050
Monsanto Co.	210,877	19,657,954
Potash Corp. of Saskatchewan, Inc. (Canada)	3,250	65,747
Sociedad Quimica y Minera de Chile S.A. - ADR (Chile)	23,015	446,031
Symrise AG (Germany)[1]	6,510	428,466

		21,045,248

Metals & Mining - 0.7%
Alcoa, Inc.	1,245,816	11,125,137
Alumina Ltd. (Australia)[1]	105,362	80,834
Norsk Hydro ASA (Norway)[1]	45,388	162,570
ThyssenKrupp AG (Germany)[1]	12,280	247,441

		11,615,982

Total Materials		32,661,230

Telecommunication Services - 0.3%
Diversified Telecommunication Services - 0.1%
Telefonica S.A. - ADR (Spain)	66,980	882,127
Telenor ASA - ADR (Norway)	14,890	834,436

		1,716,563

Wireless Telecommunication Services - 0.2%
America Movil S.A.B. de C.V. - Class L - ADR (Mexico)	55,703	992,070
China Mobile Ltd. - Class H (China)[1]	22,820	273,609
Telephone & Data Systems, Inc.	47,200	1,351,808

		2,617,487

Total Telecommunication Services		4,334,050

Utilities - 0.0%##
Independent Power and Renewable Electricity Producers - 0.0%##
NRG Energy, Inc	31,900	411,191

TOTAL COMMON STOCKS
(Identified Cost $629,992,462)		671,095,167

LOAN ASSIGNMENTS - 0.1%
Valeant Pharmaceuticals International, Inc., Series D-2, Term Loan B3, 3.50%, 2/13/2019
(Identified Cost $1,995,814)	2,000,000	1,860,500

CORPORATE BONDS - 23.3%

Non-Convertible Corporate Bonds - 23.3%
Consumer Discretionary - 2.8%
Auto Components - 0.1%
Magna International, Inc. (Canada), 4.15%, 10/1/2025	1,500,000	1,526,939
Techniplas LLC[4], 10.00%, 5/1/2020	1,055,000	836,087

		2,363,026

Automobiles - 0.3%
Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	2,000,000	2,154,264
Ford Motor Credit Co. LLC, 5.00%, 5/15/2018	775,000	823,072
Ford Motor Credit Co. LLC, 8.125%, 1/15/2020	1,070,000	1,281,582

		4,258,918

Diversified Consumer Services - 0.2%
Block Financial LLC, 5.50%, 11/1/2022	2,795,000	2,960,257

Hotels, Restaurants & Leisure - 0.1%
International Game Technology plc (United Kingdom)[4], 6.25%, 2/15/2022	670,000	653,250
Yum! Brands, Inc., 6.25%, 4/15/2016	1,066,000	1,088,074

		1,741,324

Household Durables - 0.5%
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[4], 6.125%, 7/1/2022	1,960,000	1,925,700
Meritage Homes Corp., 7.15%, 4/15/2020	500,000	545,000
Meritage Homes Corp., 7.00%, 4/1/2022	760,000	832,200
NVR, Inc., 3.95%, 9/15/2022	2,028,000	2,065,905
TRI Pointe Holdings, Inc., 4.375%, 6/15/2019	940,000	934,125
Tupperware Brands Corp., 4.75%, 6/1/2021	77,000	79,683

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Household Durables (continued)
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	1,135,000	$1,089,600

		7,472,213

Media - 1.3%
21st Century Fox America, Inc., 6.90%, 3/1/2019	1,095,000	1,254,476
CCO Holdings LLC - CCO Holdings Capital Corp.[4], 5.125%, 5/1/2023	985,000	987,463
CCO Holdings LLC - CCO Holdings Capital Corp.[4], 5.375%, 5/1/2025	995,000	985,050
CCO Safari II LLC[4], 4.908%, 7/23/2025	860,000	874,175
Cogeco Cable, Inc. (Canada)[4], 4.875%, 5/1/2020	100,000	101,500
Columbus International, Inc. (Barbados)[4], 7.375%, 3/30/2021	1,245,000	1,294,800
Comcast Corp., 3.375%, 8/15/2025	500,000	508,857
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	2,115,000	2,321,542
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 4.45%, 4/1/2024 .	1,410,000	1,453,926
Discovery Communications LLC, 5.05%, 6/1/2020	2,015,000	2,189,265
Sinclair Television Group, Inc.[4], 5.625%, 8/1/2024	1,500,000	1,470,000
Sirius XM Radio, Inc.[4], 5.375%, 4/15/2025	945,000	967,444
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	2,300,000	2,704,559
Time Warner, Inc., 4.875%, 3/15/2020	1,200,000	1,324,019
Time Warner, Inc., 4.75%, 3/29/2021	1,610,000	1,762,219
VTR Finance B.V. (Chile)[4], 6.875%, 1/15/2024	1,420,000	1,373,850

		21,573,145

Multiline Retail - 0.1%
Macy’s Retail Holdings, Inc., 2.875%, 2/15/2023	1,320,000	1,234,670

Specialty Retail - 0.1%
The TJX Companies, Inc., 2.75%, 6/15/2021	1,500,000	1,519,983

Textiles, Apparel & Luxury Goods - 0.1%
Coach, Inc., 4.25%, 4/1/2025	1,525,000	1,444,628
VF Corp., 5.95%, 11/1/2017	640,000	697,453

		2,142,081

Total Consumer Discretionary		45,265,617

Consumer Staples - 1.0%
Beverages - 0.6%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 7.75%, 1/15/2019	1,060,000	1,237,999
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 1/15/2039	1,900,000	2,683,982
PepsiCo, Inc., 3.10%, 7/17/2022	2,895,000	2,969,989
Pernod-Ricard S.A. (France)[4], 5.75%, 4/7/2021	1,350,000	1,503,257
SABMiller plc (United Kingdom)[4], 6.50%, 7/15/2018	1,000,000	1,113,928

		9,509,155

Food & Staples Retailing - 0.2%
C&S Group Enterprises LLC[4], 5.375%, 7/15/2022	1,320,000	1,207,800
CVS Health Corp., 3.50%, 7/20/2022	1,450,000	1,495,858

		2,703,658

Food Products - 0.1%
Kraft Heinz Foods Co., 6.75%, 3/15/2032	895,000	1,035,523
Pinnacle Operating Corp.[4], 9.00%, 11/15/2020.	1,255,000	1,217,350

		2,252,873

Household Products - 0.1%
HRG Group, Inc., 7.875%, 7/15/2019	1,200,000	1,273,500
HRG Group, Inc., 7.75%, 1/15/2022	960,000	952,800

		2,226,300

Total Consumer Staples		16,691,986

Energy - 1.6%
Energy Equipment & Services - 0.3%
Baker Hughes, Inc., 7.50%, 11/15/2018	1,215,000	1,398,299
Calfrac Holdings LP (Canada)[4], 7.50%, 12/1/2020	885,000	502,237
Ensco plc, 5.20%, 3/15/2025	1,465,000	1,223,534
FTS International, Inc., 6.25%, 5/1/2022	940,000	216,200
Pride International, Inc., 8.50%, 6/15/2019	700,000	712,405
Schlumberger Oilfield plc[4], 4.20%, 1/15/2021	905,000	975,691
Seventy Seven Operating LLC, 6.625%, 11/15/2019	940,000	556,950

		5,585,316

Oil, Gas & Consumable Fuels - 1.3%
BP Capital Markets plc (United Kingdom), 3.535%, 11/4/2024	350,000	355,058
Columbia Pipeline Group, Inc.[4], 2.45%, 6/1/2018	800,000	801,145

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® MODERATE TERM SERIES		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Columbia Pipeline Group, Inc.[4], 4.50%, 6/1/2025		1,050,000	$1,010,440
Crestwood Midstream Partners LP - Crestwood Midstream Finance Corp., 6.125%, 3/1/2022		1,460,000	1,255,600
El Paso Natural Gas Co. LLC, 8.625%, 1/15/2022		350,000	415,223
Hiland Partners LP - Hiland Partners Finance Corp.[4], 7.25%, 10/1/2020		1,400,000	1,463,000
Kinder Morgan, Inc.[4], 5.625%, 11/15/2023.		1,950,000	1,895,092
Petrobras Global Finance B.V. (Brazil)[3], 1.953%, 5/20/2016		3,680,000	3,600,696
Petroleos Mexicanos (Mexico), 5.75%, 3/1/2018		1,345,000	1,428,592
Petroleos Mexicanos (Mexico), 3.50%, 7/18/2018		450,000	457,650
Petroleos Mexicanos (Mexico)[4], 4.50%, 1/23/2026		1,925,000	1,837,990
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021		1,970,000	1,955,225
Talisman Energy, Inc. (Canada), 3.75%, 2/1/2021		2,090,000	1,908,285
Targa Resources Partners LP - Targa Resources Partners Finance Corp.[4], 6.75%, 3/15/2024		975,000	959,156
WPX Energy, Inc., 6.00%, 1/15/2022		1,075,000	946,000

			20,289,152

Total Energy			25,874,468

Financials - 11.7%
Banks - 4.4%
Bank of America Corp., 6.50%, 8/1/2016		1,900,000	1,977,275
Bank of America Corp., 5.75%, 8/15/2016		1,135,000	1,173,950
Bank of America Corp., 5.70%, 5/2/2017		3,061,000	3,229,030
Bank of America Corp., 6.875%, 4/25/2018		1,030,000	1,149,642
Bank of America Corp., 7.625%, 6/1/2019		415,000	488,889
Bank of Montreal (Canada)[4], 1.95%, 1/30/2017		6,730,000	6,812,530
The Bank of Nova Scotia (Canada), 1.85%, 4/14/2020		6,830,000	6,746,271
Barclays Bank plc (United Kingdom)[4], 6.05%, 12/4/2017		1,650,000	1,779,226
Barclays Bank plc (United Kingdom), 5.14%, 10/14/2020		1,050,000	1,150,995
Barclays Bank plc (United Kingdom)[4], 10.179%, 6/12/2021		1,200,000	1,575,756
BBVA Bancomer S.A. (Mexico)[4], 6.75%, 9/30/2022		1,655,000	1,856,910
Citigroup, Inc., 1.80%, 2/5/2018		1,400,000	1,397,504
Citigroup, Inc., 3.875%, 3/26/2025		1,325,000	1,292,890
Commonwealth Bank of Australia (Australia), 5.75%, 1/25/2017	AUD	390,000	289,463
Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A. (Netherlands)[5,6], 8.375%		700,000	728,013
Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A. (Netherlands)[5,7], 8.40%		670,000	725,476
HSBC Bank plc (United Kingdom)[4], 1.50%, 5/15/2018		1,605,000	1,596,506
ING Bank N.V. (Netherlands)[4], 1.80%, 3/16/2018		725,000	724,979
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019		3,000,000	3,119,763
Intesa Sanpaolo S.p.A. (Italy)[4], 6.50%, 2/24/2021		1,380,000	1,589,594
JPMorgan Chase & Co., 3.15%, 7/5/2016		4,025,000	4,076,456
JPMorgan Chase & Co., 4.95%, 3/25/2020		4,040,000	4,433,266
Lloyds Bank plc (United Kingdom)[4,5,8], 12.00%		1,000,000	1,430,000
Lloyds Bank plc (United Kingdom)[4], 6.50%, 9/14/2020		2,225,000	2,567,552
Lloyds Bank plc (United Kingdom)[3], 9.875%, 12/16/2021		1,300,000	1,411,462
National Australia Bank Ltd. (Australia)[4], 2.00%, 2/22/2019		2,800,000	2,818,810
National Bank of Canada (Canada)[4], 1.40%, 4/20/2018		4,300,000	4,296,947
Popular, Inc., 7.00%, 7/1/2019		1,980,000	1,930,500
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	CAD	450,000	362,798
Royal Bank of Scotland Group plc (United Kingdom)[3], 1.267%, 3/31/2017		3,000,000	2,998,698
Royal Bank of Scotland Group plc (United Kingdom), 5.125%, 5/28/2024		1,450,000	1,486,694
Santander Bank N.A., 8.75%, 5/30/2018		1,250,000	1,427,426
Santander Holdings USA, Inc., 4.625%, 4/19/2016		365,000	371,055
Santander Holdings USA, Inc., 2.65%, 4/17/2020		1,265,000	1,251,005
Wells Fargo Bank N.A., 6.00%, 11/15/2017.		175,000	190,128
Westpac Banking Corp. (Australia), 5.75%, 2/6/2017	AUD	400,000	297,117

			70,754,576

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets - 2.4%
The Goldman Sachs Group, Inc., 3.625%, 2/7/2016	4,400,000	$4,434,087
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	2,510,000	2,763,038
The Goldman Sachs Group, Inc.[3], 1.421%, 11/15/2018	6,235,000	6,266,300
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	4,285,000	4,786,096
The Goldman Sachs Group, Inc.[3], 1.925%, 11/29/2023	1,120,000	1,129,994
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025	1,365,000	1,364,468
Morgan Stanley, 3.80%, 4/29/2016	5,020,000	5,096,204
Morgan Stanley, 2.125%, 4/25/2018	5,000,000	5,040,135
Morgan Stanley, 5.75%, 1/25/2021	2,965,000	3,379,237
Morgan Stanley, 5.00%, 11/24/2025	1,075,000	1,150,266
UBS AG (Switzerland)[3], 7.25%, 2/22/2022	1,170,000	1,234,055
UBS AG (Switzerland), 7.625%, 8/17/2022	810,000	936,830
UBS AG (Switzerland)[3], 4.75%, 5/22/2023	1,005,000	1,033,291

		38,614,001

Consumer Finance - 0.3%
Capital One Bank USA N.A., 2.15%, 11/21/2018.	900,000	898,339
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	1,500,000	1,719,833
Caterpillar Financial Services Corp., 7.15%, 2/15/2019	295,000	342,386
CNG Holdings, Inc.[4], 9.375%, 5/15/2020	950,000	480,937
Navient Corp., 6.125%, 3/25/2024	1,880,000	1,696,700

		5,138,195

Diversified Financial Services - 1.0%
The Bear Stearns Companies LLC, 7.25%, 2/1/2018	85,000	95,087
CME Group, Inc., 3.00%, 9/15/2022	1,240,000	1,248,370
General Electric Capital Corp.[5,9], 7.125%	1,950,000	2,291,250
General Electric Capital Corp.[3], 0.714%, 5/5/2026	2,310,000	2,161,079
ING Bank N.V. (Netherlands)[4], 5.80%, 9/25/2023	1,850,000	2,033,783
ING Bank N.V. (Netherlands)[3], 4.125%, 11/21/2023	1,475,000	1,515,563
Jefferies Finance LLC - JFIN Co-Issuer Corp.[4], 7.375%, 4/1/2020	870,000	852,600
Jefferies Finance LLC - JFIN Co-Issuer Corp.[4], 6.875%, 4/15/2022	1,030,000	968,200
Jefferies Group LLC, 8.50%, 7/15/2019	1,175,000	1,383,910
Jefferies Group LLC, 5.125%, 1/20/2023	2,100,000	2,101,684
Peachtree Corners Funding Trust[4], 3.976%, 2/15/2025	475,000	478,053
Voya Financial, Inc., 5.50%, 7/15/2022	1,165,000	1,319,061

		16,448,640

Insurance - 1.2%
Aegon N.V. (Netherlands)[3,5], 2.142%	2,150,000	1,689,363
American International Group, Inc., 4.875%, 6/1/2022	3,705,000	4,120,290
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024	4,835,000	5,048,248
AXA S.A. (France)[3,5], 2.312%	2,640,000	2,164,800
Fidelity National Financial, Inc., 6.60%, 5/15/2017	1,985,000	2,117,846
First American Financial Corp., 4.30%, 2/1/2023	1,650,000	1,645,035
Prudential Financial, Inc.[5,10], 5.875%	1,950,000	2,067,000

		18,852,582

Real Estate Investment Trusts (REITS) - 2.1%
American Tower Corp., 2.80%, 6/1/2020	1,300,000	1,293,951
BioMed Realty LP, 3.85%, 4/15/2016	235,000	236,954
Boston Properties LP, 5.875%, 10/15/2019	1,415,000	1,586,023
Boston Properties LP, 5.625%, 11/15/2020	410,000	462,471
Camden Property Trust, 5.70%, 5/15/2017	705,000	747,390
Crown Castle Towers LLC[4], 6.113%, 1/15/2020	1,040,000	1,148,539
Crown Castle Towers LLC[4], 4.883%, 8/15/2020	333,000	359,618
Crown Castle Towers LLC[4], 3.222%, 5/15/2022	1,300,000	1,277,939
Digital Realty Trust LP, 5.875%, 2/1/2020	4,950,000	5,441,748
Duke Realty LP, 3.75%, 12/1/2024	1,350,000	1,319,788
DuPont Fabros Technology LP, 5.875%, 9/15/2021	1,365,000	1,433,250
HCP, Inc., 6.70%, 1/30/2018	3,675,000	4,044,062
HCP, Inc., 4.00%, 6/1/2025	1,000,000	982,520
Hospitality Properties Trust, 6.70%, 1/15/2018	1,385,000	1,480,148
Qualitytech LP - QTS Finance Corp., 5.875%, 8/1/2022	735,000	755,213
Rialto Holdings LLC - Rialto Corp.[4], 7.00%, 12/1/2018	1,415,000	1,450,375
Simon Property Group LP, 10.35%, 4/1/2019	2,210,000	2,753,879

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Simon Property Group LP, 5.65%, 2/1/2020	1,795,000	$2,030,658
UDR, Inc., 4.625%, 1/10/2022	980,000	1,051,895
Welltower, Inc., 6.20%, 6/1/2016	3,640,000	3,736,962
Welltower, Inc., 4.95%, 1/15/2021	330,000	357,326
Welltower, Inc., 4.00%, 6/1/2025	900,000	891,184

		34,841,893

Real Estate Management & Development - 0.1%
Forestar USA Real Estate Group, Inc.[4], 8.50%, 6/1/2022	845,000	857,675
Greystar Real Estate Partners LLC[4], 8.25%, 12/1/2022	915,000	963,037

		1,820,712

Thrifts & Mortgage Finance - 0.2%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017	1,455,000	1,462,275
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[4], 5.875%, 8/1/2021	985,000	920,975
Prospect Holding Co. LLC - Prospect Holding Finance Co.[4], 10.25%, 10/1/2018	950,000	465,500

		2,848,750

Total Financials		189,319,349

Health Care - 0.7%
Biotechnology - 0.3%
AMAG Pharmaceuticals, Inc.[4], 7.875%, 9/1/2023	1,555,000	1,450,037
Amgen, Inc., 2.20%, 5/22/2019	1,472,000	1,478,419
Amgen, Inc., 2.70%, 5/1/2022	1,270,000	1,246,182

		4,174,638

Health Care Equipment & Supplies - 0.0%##
Zimmer Biomet Holdings, Inc., 1.45%, 4/1/2017	475,000	473,927

Health Care Providers & Services - 0.2%
Aetna, Inc., 3.50%, 11/15/2024	1,495,000	1,506,266
Express Scripts Holding Co., 4.75%, 11/15/2021	1,250,000	1,353,325
Tenet Healthcare Corp.[3,4], 3.837%, 6/15/2020	1,025,000	1,017,313

		3,876,904

Pharmaceuticals - 0.2%
Concordia Healthcare Corp. (Canada)[4], 7.00%, 4/15/2023	1,440,000	1,252,800
Roche Holdings, Inc. (Switzerland)[4], 6.00%, 3/1/2019	1,184,000	1,339,601

		2,592,401

Total Health Care		11,117,870

Industrials - 2.6%
Aerospace & Defense - 0.2%
DigitalGlobe, Inc.[4], 5.25%, 2/1/2021	2,013,000	1,810,855
L-3 Communications Corp., 3.95%, 11/15/2016	130,000	132,636
Textron, Inc., 7.25%, 10/1/2019	1,000,000	1,154,569

		3,098,060

Air Freight & Logistics - 0.1%
Neovia Logistics Intermediate Holdings LLC - Logistics Intermediate Finance Corp.[4,11], 10.00%, 2/15/2018	880,000	884,400

Airlines - 0.5%
Allegiant Travel Co., 5.50%, 7/15/2019	1,890,000	1,929,690
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023	1,913,564	2,049,810
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B4, 6.375%, 1/2/2016	710,000	715,325
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	2,285,000	2,290,713
Southwest Airlines Co., 2.75%, 11/6/2019	1,495,000	1,514,598

		8,500,136

Commercial Services & Supplies - 0.1%
Constellis Holdings LLC - Constellis Finance Corp.[4], 9.75%, 5/15/2020	865,000	782,825
Modular Space Corp.[4], 10.25%, 1/31/2019	945,000	564,637

		1,347,462

Construction & Engineering - 0.0%##
Abengoa Finance S.A.U. (Spain)[4], 7.75%, 2/1/2020	1,100,000	462,000

Industrial Conglomerates - 0.1%
Danaher Corp., 1.65%, 9/15/2018	1,450,000	1,455,478

Machinery - 0.4%
CNH Industrial Capital LLC, 3.875%, 11/1/2015	2,215,000	2,215,000
John Deere Capital Corp., 1.60%, 7/13/2018	1,500,000	1,506,113
SPL Logistics Escrow LLC - SPL Logistics Finance Corp.[4], 8.875%, 8/1/2020	985,000	1,044,100

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Machinery (continued)
Waterjet Holdings, Inc.[4], 7.625%, 2/1/2020	1,030,000	$1,037,725

		5,802,938

Road & Rail - 0.1%
Burlington Northern Santa Fe LLC, 3.00%, 4/1/2025	600,000	578,896
Union Pacific Corp., 5.65%, 5/1/2017	815,000	866,679
Union Pacific Corp., 7.875%, 1/15/2019	495,000	580,456

		2,026,031

Trading Companies & Distributors - 1.1%
Air Lease Corp., 2.625%, 9/4/2018	2,935,000	2,923,172
Air Lease Corp., 3.375%, 1/15/2019	1,850,000	1,887,000
Aircastle Ltd., 5.50%, 2/15/2022	830,000	877,725
Aviation Capital Group Corp.[4], 3.875%, 9/27/2016	3,995,000	4,044,937
Aviation Capital Group Corp.[4], 2.875%, 9/17/2018	1,300,000	1,298,999
Fly Leasing Ltd. (Ireland), 6.75%, 12/15/2020	1,230,000	1,291,500
Fly Leasing Ltd. (Ireland), 6.375%, 10/15/2021	1,100,000	1,133,000
International Lease Finance Corp., 5.75%, 5/15/2016	970,000	987,586
International Lease Finance Corp.[3], 2.287%, 6/15/2016	1,525,000	1,522,103
International Lease Finance Corp., 8.75%, 3/15/2017	1,490,000	1,607,337

		17,573,359

Total Industrials		41,149,864

Information Technology - 0.6%
Communications Equipment - 0.1%
QUALCOMM, Inc., 3.45%, 5/20/2025	1,300,000	1,248,471

Internet Software & Services - 0.1%
Tencent Holdings Ltd. (China)[4], 3.375%, 5/2/2019	1,645,000	1,680,173

IT Services - 0.2%
Automatic Data Processing, Inc., 2.25%, 9/15/2020	1,405,000	1,417,927
Xerox Corp., 2.80%, 5/15/2020	1,500,000	1,423,926

		2,841,853

Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp., 2.45%, 7/29/2020	1,490,000	1,513,880

Technology Hardware, Storage & Peripherals - 0.1%
Apple, Inc., 2.40%, 5/3/2023	645,000	631,036
Hewlett Packard Enterprise Co.[4], 2.45%, 10/5/2017	1,545,000	1,549,516

		2,180,552

Total Information Technology		9,464,929

Materials - 0.8%
Chemicals - 0.3%
Consolidated Energy Finance S.A. (Trinidad-Tobago)[4], 6.75%, 10/15/2019	1,305,000	1,298,475
The Dow Chemical Co., 8.55%, 5/15/2019	2,305,000	2,772,129
LyondellBasell Industries N.V., 5.00%, 4/15/2019	500,000	537,943

		4,608,547

Containers & Packaging - 0.1%
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[3,4], 3.337%, 12/15/2019	1,785,000	1,758,225

Metals & Mining - 0.3%
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	1,275,000	1,447,893
Rio Tinto Finance USA Ltd. (United Kingdom), 3.75%, 9/20/2021	1,585,000	1,622,045
Steel Dynamics, Inc., 5.125%, 10/1/2021	975,000	967,687
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[4], 7.375%, 2/1/2020	1,030,000	854,900

		4,892,525

Paper & Forest Products - 0.1%
Domtar Corp., 4.40%, 4/1/2022	1,425,000	1,451,857

Total Materials		12,711,154

Telecommunication Services - 1.0%
Diversified Telecommunication Services - 0.4%
CenturyLink, Inc., 5.80%, 3/15/2022	1,280,000	1,244,800
Frontier Communications Corp., 7.625%, 4/15/2024	1,005,000	899,475
Frontier Communications Corp.[4], 11.00%, 9/15/2025	1,085,000	1,137,210
Telefonica Emisiones S.A.U. (Spain), 6.221%, 7/3/2017	2,300,000	2,471,516
Windstream Services LLC, 7.875%, 11/1/2017	775,000	821,981

		6,574,982

Wireless Telecommunication Services - 0.6%
Altice Financing S.A. (Luxembourg)[4], 6.50%, 1/15/2022	2,405,000	2,435,063
SBA Tower Trust[4], 5.101%, 4/17/2017	575,000	587,094

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services (continued)
Wireless Telecommunication Services (continued)
SBA Tower Trust[4], 2.933%, 12/15/2017	1,680,000	$1,699,827
SBA Tower Trust[4], 3.598%, 4/15/2018	1,500,000	1,503,789
Sixsigma Networks Mexico S.A. de C.V. (Mexico)[4], 8.25%, 11/7/2021	1,485,000	1,447,875
T-Mobile USA, Inc., 6.836%, 4/28/2023	1,335,000	1,378,387

		9,052,035

Total Telecommunication Services		15,627,017

Utilities - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
Abengoa Yield plc (Spain)[4], 7.00%, 11/15/2019	1,295,000	1,178,450
ContourGlobal Power Holdings S.A. (France)[4], 7.125%, 6/1/2019	1,275,000	1,271,813
NRG Energy, Inc., 6.25%, 7/15/2022	970,000	892,400
Talen Energy Supply LLC[4], 4.625%, 7/15/2019	2,000,000	1,829,600
TerraForm Global Operating LLC[4], 9.75%, 8/15/2022	1,535,000	1,373,825
TerraForm Power Operating LLC[4], 6.125%, 6/15/2025	1,540,000	1,386,000

Total Utilities		7,932,088

TOTAL CORPORATE BONDS (Identified Cost $377,206,286)		375,154,342

U.S. TREASURY SECURITIES - 2.0%

U.S. Treasury Bonds - 0.8%
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/2042 (Identified Cost $14,010,574)	15,346,322	13,716,539

U.S. Treasury Notes - 1.2%
U.S. Treasury Note, 1.375%, 4/30/2020 (Identified Cost $18,967,844)	19,000,000	18,921,815

TOTAL U.S. TREASURY SECURITIES (Identified Cost $32,978,418)		32,638,354

ASSET-BACKED SECURITIES - 1.1%

Alterna Funding I LLC, Series 2014-1A, Class NOTE[4], 1.639%, 2/15/2021	850,654	847,728
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A4, 2.00%, 12/10/2023	1,776,803	1,779,823
Colony American Homes, Series 2015-1A, Class A3,4, 1.397%, 7/17/2032	1,299,380	1,267,909
Enterprise Fleet Financing LLC, Series 2014-2, Class A2[4], 1.05%, 3/20/2020	1,503,077	1,498,783
Enterprise Fleet Financing LLC, Series 2015-2, Class A2[4], 1.59%, 2/22/2021	3,500,000	3,488,361
FDIC Trust, Series 2011-R1, Class A4, 2.672%, 7/25/2026	675,008	689,506
FNA Trust, Series 2014-1A, Class A4, 1.296%, 12/10/2022	599,068	599,343
Ford Credit Auto Owner Trust, Series 2012-D, Class A3, 0.51%, 4/15/2017	38,914	38,909
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[4], 3.74%, 2/25/2017	460,000	462,217
Invitation Homes Trust, Series 2015-SFR3, Class A3,4, 1.497%, 8/17/2032	2,484,843	2,434,995
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A4, 1.92%, 10/15/2019	1,400,000	1,394,665
SpringCastle America Funding LLC, Series 2014-AA, Class A4, 2.70%, 5/25/2023	1,614,486	1,618,037
Starwood Retail Property Trust, Series 2014-STAR, Class A3,4, 1.416%, 11/15/2027	2,116,000	2,099,909

TOTAL ASSET-BACKED SECURITIES (Identified Cost $18,316,657)		18,220,185

COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.0%

Americold LLC Trust, Series 2010-ARTA, Class A1[4], 3.847%, 1/14/2029	243,248	253,274
Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4[3], 5.997%, 5/10/2045	2,083,828	2,101,077
Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4[3], 5.889%, 7/10/2044	1,910,895	1,935,476
Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 7/10/2046	969,289	981,470
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW12, Class A4[3], 5.899%, 9/11/2038	572,030	578,196
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	999,856	1,017,233
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class AM3, 5.568%, 10/12/2041	1,600,000	1,656,238

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

BWAY Mortgage Trust, Series 2015-1740, Class A4, 2.917%, 1/13/2035	4,700,000	$4,523,624
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[4], 3.759%, 4/15/2044	181,442	182,530
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.223%, 8/15/2048	3,681,050	3,774,485
Commercial Mortgage Pass-Through Certificates, Series 2006-GG7, Class A4[3], 6.021%, 7/10/2038	527,109	531,779
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[4], 3.156%, 7/10/2046	7,277	7,272
Commercial Mortgage Pass-Through Certificates, Series 2015-3BP, Class A4, 3.178%, 2/10/2035	4,700,000	4,690,893
Commercial Mortgage Pass-Through Certificates, Series 2015-DC1, Class A5, 3.35%, 2/10/2048	5,000,000	5,061,823
Commercial Mortgage Pass-Through Certificates, Series 2015-LC19, Class A4, 3.183%, 2/10/2048	5,225,000	5,245,823
Commercial Mortgage Pass-Through Certificates, Series 2015-PC1, Class A5, 3.902%, 7/10/2050	2,250,000	2,369,793
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[3,4], 2.50%, 5/25/2043	1,793,024	1,725,716
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[3,4], 2.13%, 2/25/2043	1,474,696	1,389,704
DB-UBS Mortgage Trust, Series 2011-LC1A, Class A1[4], 3.742%, 11/10/2046	148,877	149,625
Extended Stay America Trust, Series 2013-ESH7, Class A27[4], 2.958%, 12/5/2031	1,875,000	1,876,956
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class ASQ2, 1.246%, 8/25/2017	1,138,302	1,142,558
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[3], 1.612%, 8/25/2020	18,590,134	974,361
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[3], 1.404%, 4/25/2021	8,782,637	498,806
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[3], 1.71%, 10/25/2021	5,809,046	441,615
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[3], 1.567%, 12/25/2021	8,942,665	619,177
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[3], 1.627%, 6/25/2022	12,575,601	1,008,571
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[3], 0.334%, 4/25/2023	65,065,649	912,780
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[3], 0.234%, 5/25/2023	41,339,554	338,381
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1 (IO)[3], 1.708%, 10/25/2018	8,698,466	353,238
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019	1,705,000	1,717,323
FREMF Mortgage Trust, Series 2011-K701, Class B3,4, 4.436%, 7/25/2048	750,000	783,509
FREMF Mortgage Trust, Series 2011-K702, Class B3,4, 4.931%, 4/25/2044	885,000	938,432
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[4], 0.10%, 6/25/2046	163,514,920	945,868
FREMF Mortgage Trust, Series 2013-K502, Class B3,4, 2.828%, 3/25/2045	2,135,000	2,159,341
FREMF Mortgage Trust, Series 2013-K712, Class B3,4, 3.486%, 5/25/2045	885,000	906,057
FREMF Mortgage Trust, Series 2014-K37, Class B3,4, 4.713%, 1/25/2047	1,977,000	2,067,620
FREMF Mortgage Trust, Series 2014-K716, Class B3,4, 4.085%, 8/25/2047	2,885,000	2,990,170
FREMF Mortgage Trust, Series 2015-K42, Class B3,4, 3.985%, 12/25/2024	1,500,000	1,449,549
FREMF Mortgage Trust, Series 2015-K720, Class B3,4, 3.389%, 7/25/2022	1,100,000	981,860
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[3,4], 3.495%, 12/15/2019	2,300,000	2,321,489
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX[3,4], 3.495%, 12/15/2019	1,000,000	971,105
GS Mortgage Securities Trust, Series 2010-C2, Class A1[4], 3.849%, 12/10/2043	179,155	185,436
GS Mortgage Securities Trust, Series 2013-GC14, Class A5, 4.243%, 8/10/2046	1,605,000	1,749,134
GS Mortgage Securities Trust, Series 2013-GC16, Class A4, 4.271%, 11/10/2046	4,500,000	4,899,201
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class AM3, 5.527%, 1/12/2043	404,273	403,970

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® MODERATE TERM SERIES		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-CB15, Class A4[3], 5.814%, 6/12/2043		1,582,072	$1,598,901
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A4[3], 6.105%, 4/15/2045		1,174,808	1,188,783
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3, 5.336%, 5/15/2047		6,080,322	6,257,698
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[3,4], 3.00%, 3/25/2043		1,194,781	1,180,812
JP Morgan Mortgage Trust, Series 2013-2, Class A2[3,4], 3.50%, 5/25/2043		1,369,014	1,390,085
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[3,4], 3.00%, 6/25/2029		1,630,227	1,663,149
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class A4, 3.179%, 2/15/2048		4,300,000	4,285,562
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3, 5.347%, 11/15/2038		3,000,000	3,076,858
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4[3], 5.862%, 5/12/2039		1,425,000	1,435,560
Morgan Stanley Capital I Trust, Series 2011-C1, Class A2[4], 3.884%, 9/15/2047		127,320	127,640
Motel 6 Trust, Series 2015-MTL6, Class B4, 3.298%, 2/5/2030		2,100,000	2,091,078
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[3,4], 3.75%, 11/25/2054		1,792,413	1,837,831
OBP Depositor LLC Trust, Series 2010-OBP, Class A4, 4.646%, 7/15/2045		115,000	126,336
SBA Small Business Investment Companies, Series 2015-10B, Class 1, 2.829%, 9/10/2025		5,935,000	6,030,109
SCG Trust, Series 2013-SRP1, Class AJ3,4, 2.146%, 11/15/2026		3,550,000	3,523,417
Sequoia Mortgage Trust, Series 2013-2, Class A1[3], 1.874%, 2/25/2043		1,266,725	1,170,484
Sequoia Mortgage Trust, Series 2013-7, Class A2[3], 3.00%, 6/25/2043		1,095,682	1,082,201
Sequoia Mortgage Trust, Series 2013-8, Class A1[3], 3.00%, 6/25/2043		1,486,400	1,454,640
U.S. Small Business Administration, Series 2015-10A, Class 1, 2.517%, 3/10/2025		1,026,476	1,040,474
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/2045		2,131,819	2,121,373
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX4, 4.004%, 9/13/2028		350,000	375,561
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM3, 5.546%, 12/15/2044		441,856	441,344
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[3], 6.011%, 6/15/2045		850,000	858,589
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[4], 4.393%, 11/15/2043		545,000	591,024
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4, 3.166%, 2/15/2048		5,300,000	5,272,120
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2[4], 3.791%, 2/15/2044		665,736	666,475
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A2, 2.029%, 3/15/2045		1,950,000	1,964,348
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[3,4], 3.50%, 1/20/2045		2,094,129	2,109,623
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[3,4], 3.50%, 3/20/2045		2,570,665	2,628,585

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $131,717,155)			129,403,198

FOREIGN GOVERNMENT BONDS - 1.9%

Bonos de la Tesoreria de la Republicaen pesos (Chile), 6.00%, 1/1/2018	CLP	790,000,000	1,215,472
Brazil Notas do Tesouro Nacional (Brazil), 10.00%, 1/1/2025	BRL	2,250,000	447,362
Brazilian Government International Bond (Brazil), 8.875%, 10/14/2019		800,000	946,000
Brazilian Government International Bond (Brazil), 4.25%, 1/7/2025		200,000	177,250
Canada Housing Trust No. 1 (Canada)[4], 4.10%, 12/15/2018	CAD	390,000	327,014
Canadian Government Bond (Canada), 1.50%, 9/1/2017	CAD	1,600,000	1,244,087
Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	500,000	420,388
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020		9,100,000	9,206,807
Ireland Government Bond (Ireland), 5.00%, 10/18/2020	EUR	300,000	406,134
Ireland Government Bond (Ireland), 0.80%, 3/15/2022	EUR	200,000	223,682
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 9/1/2022	EUR	630,000	895,834
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 11/1/2022	EUR	760,000	1,082,244
Italy Buoni Poliennali Del Tesoro (Italy), 1.50%, 6/1/2025	EUR	200,000	220,285

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® MODERATE TERM SERIES		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS (continued)

Japan Government Five Year Bond (Japan), 0.30%, 12/20/2016	JPY	101,000,000	$839,764
Korea Treasury Bond (South Korea), 2.75%, 6/10/2016	KRW	470,000,000	415,252
Korea Treasury Bond (South Korea), 2.00%, 12/10/2017	KRW	480,000,000	424,140
Malaysia Government Bond (Malaysia), 3.172%, 7/15/2016	MYR	4,335,000	1,012,136
Malaysia Government Bond (Malaysia), 4.262%, 9/15/2016	MYR	3,205,000	754,958
Mexican Government Bond (Mexico), 8.00%, 12/17/2015	MXN	26,195,000	1,593,936
Mexican Government Bond (Mexico), 7.25%, 12/15/2016	MXN	6,000,000	377,832
Mexican Government Bond (Mexico), 5.00%, 6/15/2017	MXN	9,500,000	584,779
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	9,900,000	669,186
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	4,000,000	255,096
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	6,500,000	411,679
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	1,250,000	85,083
Norway Government Bond (Norway)[4], 4.25%, 5/19/2017	NOK	1,610,000	199,887
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	855,000	629,852
Spain Government Bond (Spain), 4.50%, 1/31/2018	EUR	325,000	392,231
Spain Government Bond (Spain)[4], 4.00%, 4/30/2020	EUR	515,000	651,324
Spain Government Bond (Spain)[4], 5.40%, 1/31/2023	EUR	760,000	1,075,172
Spain Government Bond (Spain)[4], 1.60%, 4/30/2025	EUR	200,000	219,863
United Kingdom Gilt (United Kingdom), 2.00%, 1/22/2016	GBP	800,000	1,237,220
United Kingdom Gilt (United Kingdom), 1.00%, 9/7/2017	GBP	380,000	589,847
United Kingdom Gilt (United Kingdom), 5.00%, 3/7/2018	GBP	475,000	807,093

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $33,062,234)			30,038,889

U.S. GOVERNMENT AGENCIES - 15.1%

Mortgage-Backed Securities - 6.9%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		793,975	857,831
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		56,748	60,821
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		77,781	84,927
Fannie Mae, Pool #995329, 5.50%, 12/1/2021		539,682	581,992
Fannie Mae, Pool #888136, 6.00%, 12/1/2021		96,365	105,383
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		955,000	1,030,813
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024		59,376	64,965
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034		1,268,102	1,381,236
Fannie Mae, Pool #MA1890, 4.00%, 5/1/2034		1,336,930	1,438,233
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034		1,028,297	1,119,934
Fannie Mae, Pool #AS3677, 4.00%, 10/1/2034		2,225,029	2,390,005
Fannie Mae, Pool #MA2177, 4.00%, 2/1/2035		2,203,066	2,367,308
Fannie Mae, Pool #AZ3376, 4.00%, 7/1/2035		4,057,711	4,360,229
Fannie Mae, Pool #745418, 5.50%, 4/1/2036		1,260,032	1,416,656
Fannie Mae, Pool #888021, 6.00%, 12/1/2036		186,098	211,117
Fannie Mae, Pool #909786, 5.50%, 3/1/2037		328,819	367,988
Fannie Mae, Pool #256673, 5.50%, 4/1/2037		1,307,524	1,465,498
Fannie Mae, Pool #995050, 6.00%, 9/1/2037		411,022	466,249
Fannie Mae, Pool #AB8161, 6.00%, 12/1/2037		1,448,992	1,642,494
Fannie Mae, Pool #933731, 5.50%, 4/1/2038		782,569	876,995
Fannie Mae, Pool #889576, 6.00%, 4/1/2038		874,115	991,909
Fannie Mae, Pool #889624, 5.50%, 5/1/2038		893,102	999,844
Fannie Mae, Pool #889579, 6.00%, 5/1/2038		813,324	922,258
Fannie Mae, Pool #889575, 6.00%, 6/1/2038		529,290	600,721
Fannie Mae, Pool #995196, 6.00%, 7/1/2038		2,399,682	2,722,142

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #AD0119, 6.00%, 7/1/2038	593,326	$671,831
Fannie Mae, Pool #AD0207, 6.00%, 10/1/2038	321,871	365,028
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	104,238	118,264
Fannie Mae, Pool #890294, 5.50%, 1/1/2039	1,961,335	2,198,013
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	896,691	1,004,445
Fannie Mae, Pool #AD0258, 5.50%, 3/1/2039	482,900	541,083
Fannie Mae, Pool #AD0527, 5.50%, 6/1/2039	282,143	316,206
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	1,981,202	2,152,059
Fannie Mae, Pool #890326, 5.50%, 1/1/2040	2,162,255	2,421,316
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040	1,432,458	1,622,782
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040	1,138,736	1,290,890
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	1,889,828	2,143,341
Fannie Mae, Pool #AL2581, 6.00%, 6/1/2040	1,192,803	1,352,915
Fannie Mae, Pool #890519, 6.00%, 10/1/2040	2,823,176	3,200,152
Fannie Mae, Pool #AE0951, 4.50%, 2/1/2041	1,229,799	1,336,383
Fannie Mae, Pool #AH9054, 4.50%, 4/1/2041	538,579	585,258
Fannie Mae, Pool #AI2468, 4.50%, 5/1/2041	421,476	458,018
Fannie Mae, Pool #AL0160, 4.50%, 5/1/2041	1,286,155	1,397,517
Fannie Mae, Pool #AJ1415, 4.50%, 9/1/2041	301,576	327,766
Fannie Mae, Pool #AK4940, 3.50%, 3/1/2042	1,490,817	1,555,209
Fannie Mae, Pool #AL7068, 4.50%, 9/1/2042	3,778,642	4,096,446
Fannie Mae, Pool #AS1845, 4.50%, 2/1/2044	5,719,805	6,230,130
Fannie Mae, Pool #AX5234, 4.50%, 11/1/2044	5,092,087	5,530,874
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	282,944	300,521
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	94,486	103,155
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	68,641	74,966
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	52,460	57,435
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	94,206	103,227
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	41,151	44,717
Freddie Mac, Pool #C91754, 4.50%, 3/1/2034	1,297,370	1,413,572
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034	1,676,839	1,827,034
Freddie Mac, Pool #C91788, 4.00%, 10/1/2034	1,604,398	1,722,307
Freddie Mac, Pool #C91850, 4.00%, 9/1/2035	2,427,055	2,601,387
Freddie Mac, Pool #C91854, 4.00%, 10/1/2035	1,800,000	1,929,296
Freddie Mac, Pool #G03332, 6.00%, 10/1/2037	120,219	136,327
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038	238,729	265,937
Freddie Mac, Pool #G03781, 6.00%, 1/1/2038	478,278	541,618
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	566,532	641,092
Freddie Mac, Pool #G04264, 5.50%, 4/1/2038	1,026,421	1,142,673
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	562,479	627,317
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	686,567	765,148
Freddie Mac, Pool #G05956, 5.50%, 7/1/2038	786,976	876,898
Freddie Mac, Pool #G04587, 5.50%, 8/1/2038	1,814,600	2,021,242
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	421,855	470,470
Freddie Mac, Pool #G05409, 5.50%, 3/1/2039	774,574	863,919
Freddie Mac, Pool #A86522, 4.50%, 5/1/2039	1,699,464	1,841,334
Freddie Mac, Pool #G06021, 5.50%, 1/1/2040	313,073	349,213
Freddie Mac, Pool #G05923, 5.50%, 2/1/2040	296,322	330,041
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	477,702	541,833
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	290,319	329,466

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® MODERATE TERM SERIES	PRINCIPAL AMOUNT 2/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G07589, 5.50%, 6/1/2041	910,897	$1,015,589
Freddie Mac, Pool #Q17719, 3.50%, 4/1/2043	1,845,080	1,920,962
Freddie Mac, Pool #C09068, 3.50%, 11/1/2044	1,560,381	1,621,465
Freddie Mac, Pool #G08669, 4.00%, 9/1/2045	2,742,273	2,919,192
Freddie Mac, Pool #G08672, 4.00%, 10/1/2045	5,380,000	5,727,092
Freddy Mac, Pool #G60034, 4.50%, 2/1/2045	5,599,097	6,063,330
Ginnie Mae, Pool #263096, 9.50%, 3/15/2020	963	968

Total Mortgage-Backed Securities
(Identified Cost $108,519,649)		110,634,217

Other Agencies - 8.2%
Fannie Mae, 1.375%, 11/15/2016	6,000,000	6,054,324
Fannie Mae, 0.875%, 8/28/2017	45,000,000	45,098,685
Fannie Mae, 1.625%, 11/27/2018	15,400,000	15,646,292
Fannie Mae, 1.50%, 11/30/2020	32,000,000	31,724,192
Federal Home Loan Banks, 0.875%, 5/24/2017	15,000,000	15,042,465
Freddie Mac, 1.25%, 5/12/2017	19,000,000	19,162,773

Total Other Agencies
(Identified Cost $132,154,509)		132,728,731

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $240,674,158)		243,362,948

U.S. GOVERNMENT SECURITIES - 3.1%

U.S. Treasury Bills - 3.1%
U.S. Treasury Bill[12,13], 0.278%, 6/23/2016
(Identified Cost $50,309,869)	50,400,000	50,307,869

SHORT-TERM INVESTMENT - 4.6%

Dreyfus Cash Management, Inc. - Institutional Shares[14], 0.06%,
(Identified Cost $74,594,975)	74,594,975	74,594,975

TOTAL INVESTMENTS - 100.9%
(Identified Cost $1,590,848,028)		1,626,676,427
LIABILITIES, LESS OTHER ASSETS - (0.9%)		(15,004,396)

NET ASSETS - 100%		$1,611,672,031

FUTURES CONTRACTS: LONG POSITIONS OPEN AT OCTOBER 31, 2015:
CONTRACTS PURCHASED	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE[2]	UNREALIZED DEPRECIATION
4,079	U.S. Treasury Notes (2 Year)	CBOT	December 2015	891,898,844	$(261,289)
2,211	Euro Dollar Futures	CME	June 2016	548,963,662	(53,179)

Total					(314,468)

FUTURES CONTRACTS: SHORT POSITIONS OPEN AT OCTOBER 31, 2015:
CONTRACTS SOLD	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE[2]	UNREALIZED APPRECIATION (DEPRECIATION)
455	U.S. Treasury Bonds (30 Year)	CBOT	December 2015	71,179,062	$(716,514)
594	U.S. Treasury Notes (10 Year)	CBOT	December 2015	75,846,375	258,267

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

FUTURES CONTRACTS: SHORT POSITIONS OPEN AT OCTOBER 31, 2015:
CONTRACTS SOLD	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE[2]	UNREALIZED APPRECIATION (DEPRECIATION)
	U.S. Treasury Notes
978	(5 Year)	CBOT	December 2015	117,138,422	156,470
	U.S. Ultra Treasury
162	Bonds	CBOT	December 2015	25,879,500	(75,236)
316	Euro Dollar Futures	CME	September 2018	77,526,650	(32,188)
554	Euro Dollar Futures	CME	December 2018	135,778,475	(140,568)
555	Euro Dollar Futures	CME	March 2019	135,912,563	(139,082)
555	Euro Dollar Futures	CME	June 2019	135,801,563	(270,320)
238	Euro Dollar Futures	CME	September 2019	58,188,025	23,070

Total					(936,101)

ADR - American Depositary Receipt

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CBOT - Chicago Board of Trade

CLP - Chilean Peso

CME - Chicago Mercantile Exchange

EUR - Euro

GBP - British Pound

IO - Interest only

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

No. - Number

NOK - Norwegian Krone

SGD - Singapore Dollar

##Less than 0.1%.

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Amount is stated in USD unless otherwise noted.

3The coupon rate is floating and is the effective rate as of October 31, 2015.

4Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $176,426,017 or 11.0%, of the Series’ net assets as of October 31, 2015 (see Note 2 to the financial statements).

5Security is perpetual in nature and has no stated maturity date.

6The rate shown is a fixed rate as of October 31, 2015; the rate becomes floating, based on U.S. Treasury Note (5 Year) in July 2016.

7The rate shown is a fixed rate as of October 31, 2015; the rate becomes floating, based on U.S. Treasury Yield Curve Rate Treasury Note Constant Maturity 5 Year in June 2017.

8The rate shown is a fixed rate as of October 31, 2015; the rate becomes floating, based on LIBOR plus a spread, in December 2024.

9The rate shown is a fixed rate as of October 31, 2015; the rate becomes floating, based on LIBOR plus a spread, in June 2022.

10The rate shown is a fixed rate as of October 31, 2015; the rate becomes floating, based on LIBOR plus a spread, in September 2022.

11Represents a Payment-In-Kind bond.

12All or a portion of security has been pledged in connection with outstanding futures contracts.

13Represents the annualized yield at time of purchase.

14Rate shown is the current yield as of October 31, 2015.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard &Poor, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2015

ASSETS:

Investments, at value (identified cost $1,590,848,028) (Note 2)	$1,626,676,427
Deposits at broker for futures contracts	10,990,065
Interest receivable	6,729,688
Receivable for securities sold	4,672,787
Receivable for fund shares sold	775,490
Dividends receivable	368,125
Foreign tax reclaims receivable	341,094
Prepaid expenses	175

TOTAL ASSETS	1,650,553,851

LIABILITIES:

Accrued management fees (Note 3)	1,012,336
Accrued shareholder services fees (Class S) (Note 3)	144,737
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R) (Note 3)	141,629
Accrued fund accounting and administration fees (Note 3)	72,422
Accrued transfer agent fees (Note 3)	44,459
Accrued Chief Compliance Officer service fees (Note 3)	421
Accrued Directors’ fees (Note 3)	16
Accrued foreign capital gains tax (Note 2)	782
Payable for securities purchased	34,978,887
Payable for fund shares repurchased	1,506,669
Variation margin payable on futures contracts	811,352
Other payables and accrued expenses	168,110

TOTAL LIABILITIES	38,881,820

TOTAL NET ASSETS	$1,611,672,031

NET ASSETS CONSIST OF:

Capital stock	$1,438,802
Additional paid-in-capital	1,562,326,523
Undistributed net investment income	8,229,281
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	5,142,695
Net unrealized appreciation (depreciation) on investments (net of foreign capital gains tax of $782), foreign currency and translation of other assets and liabilities	34,534,730

TOTAL NET ASSETS	$1,611,672,031

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series

October 31, 2015

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($683,088,548/ 51,958,511 shares)	$13.15

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($740,524,018/ 73,548,254 shares)	$10.07

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($148,142,861/ 14,583,558 shares)	$10.16

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($39,916,604/ 3,789,903 shares)	$10.53

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Moderate Term Series

For the Year Ended October 31, 2015

INVESTMENT INCOME:

Interest	$24,855,202
Dividends (net of foreign taxes withheld, $289,908)	11,229,363

Total Investment Income	36,084,565

EXPENSES:

Management fees (Note 3)	12,624,249
Shareholder services fees (Class S) (Note 3)	1,872,261
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	1,546,776
Fund accounting and administration fees (Note 3)	275,171
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	238,066
Transfer agent fees (Note 3)	202,559
Directors’ fees (Note 3)	57,591
Chief Compliance Officer service fees (Note 3)	2,520
Custodian fees	146,983
Miscellaneous	374,504

Total Expenses	17,340,680

NET INVESTMENT INCOME	18,743,885

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	15,274,266
Futures contracts	(11,485,721)
Options written	2,507,846
Foreign currency and translation of other assets and liabilities	(459,082)

5,837,309

Net change in unrealized appreciation (depreciation) on-
Investments (net of decrease in accrued foreign capital gains tax of $581)	(56,418,018)
Futures contracts	(1,412,778)
Options written	162,220
Foreign currency and translation of other assets and liabilities	(8,951)

(57,677,527)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(51,840,218)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(33,096,333)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Moderate Term Series

	FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$18,743,885	$19,260,454
Net realized gain on investments and foreign currency	5,837,309	132,033,154
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(57,677,527)	(63,951,670)

Net increase (decrease) from operations	(33,096,333)	87,341,938

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(6,361,974)	(6,823,288)
From net investment income (Class I)	(10,068,499)	(9,033,853)
From net investment income (Class C)	(598,118)	(574,092)
From net investment income (Class R)	(414,173)	(423,877)
From net realized gain on investments (Class S)	(53,056,681)	(34,149,792)
From net realized gain on investments (Class I)	(62,123,946)	(33,270,484)
From net realized gain on investments (Class C)	(12,982,360)	(6,238,941)
From net realized gain on investments (Class R)	(4,081,502)	(2,485,190)

Total distributions to shareholders	(149,687,253)	(92,999,517)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	88,498,622	140,904,867

Net increase (decrease) in net assets	(94,284,964)	135,247,288

NET ASSETS:

Beginning of year	1,705,956,995	1,570,709,707

End of year (including undistributed net investment income of $ 8,229,281 and $ 7,668,172, respectively)	$1,611,672,031	$1,705,956,995

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class S

	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$14.53	$14.52	$13.28	$12.92	$12.94

Income from investment operations:
Net investment income[1]	0.15	0.16	0.14	0.17	0.22
Net realized and unrealized gain (loss) on investments	(0.44)	0.59	1.55	0.77	0.14

Total from investment operations	(0.29)	0.75	1.69	0.94	0.36

Less distributions to shareholders:
From net investment income	(0.12)	(0.12)	(0.13)	(0.20)	(0.19)
From net realized gain on investments	(0.97)	(0.62)	(0.32)	(0.38)	(0.19)

Total distributions to shareholders	(1.09)	(0.74)	(0.45)	(0.58)	(0.38)

Net asset value - End of year	$13.15	$14.53	$14.52	$13.28	$12.92

Net assets - End of year (000’s omitted)	$683,089	$788,276	$793,812	$707,222	$682,409

Total return[2]	(1.99%)	5.47%	13.07%	7.73%	2.78%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.06%	1.06%	1.06%	1.07%	1.07%
Net investment income	1.08%	1.12%	1.04%	1.34%	1.68%
Series portfolio turnover	56%	53%	52%	47%	52%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class I

	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.40	$11.56	$10.67	$10.50	$10.60

Income from investment operations:
Net investment income[1]	0.14	0.16	0.14	0.16	0.20
Net realized and unrealized gain (loss) on investments	(0.35)	0.46	1.23	0.62	0.11

Total from investment operations	(0.21)	0.62	1.37	0.78	0.31

Less distributions to shareholders:
From net investment income	(0.15)	(0.16)	(0.16)	(0.23)	(0.22)
From net realized gain on investments	(0.97)	(0.62)	(0.32)	(0.38)	(0.19)

Total distributions to shareholders	(1.12)	(0.78)	(0.48)	(0.61)	(0.41)

Net asset value - End of year	$10.07	$11.40	$11.56	$10.67	$10.50

Net assets - End of year (000’s omitted)	$740,524	$719,847	$614,016	$496,286	$352,611

Total return[2]	(1.76%)	5.73%	13.34%	8.06%	2.93%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.81%	0.81%	0.81%	0.82%	0.82%
Net investment income	1.33%	1.37%	1.28%	1.57%	1.93%
Series portfolio turnover	56%	53%	52%	47%	52%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class C

	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.49	$11.65	$10.75	$10.58	$10.69

Income from investment operations:
Net investment income[1]	0.03	0.04	0.03	0.06	0.10
Net realized and unrealized gain (loss) on investments	(0.35)	0.47	1.25	0.62	0.11

Total from investment operations	(0.32)	0.51	1.28	0.68	0.21

Less distributions to shareholders:
From net investment income	(0.04)	(0.05)	(0.06)	(0.13)	(0.13)
From net realized gain on investments	(0.97)	(0.62)	(0.32)	(0.38)	(0.19)

Total distributions to shareholders	(1.01)	(0.67)	(0.38)	(0.51)	(0.32)

Net asset value - End of year	$10.16	$11.49	$11.65	$10.75	$10.58

Net assets - End of year (000’s omitted)	$148,143	$150,654	$112,601	$81,457	$58,316

Total return[2]	(2.77%)	4.69%	12.27%	6.94%	1.97%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.81%	1.81%	1.81%	1.82%	1.82%
Net investment income	0.33%	0.37%	0.29%	0.57%	0.92%
Series portfolio turnover	56%	53%	52%	47%	52%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class R

	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.87	$12.00	$11.06	$10.88	$10.99

Income from investment operations:
Net investment income[1]	0.09	0.10	0.09	0.11	0.11
Net realized and unrealized gain (loss) on investments	(0.36)	0.49	1.28	0.65	0.16

Total from investment operations	(0.27)	0.59	1.37	0.76	0.27

Less distributions to shareholders:
From net investment income	(0.10)	(0.10)	(0.11)	(0.20)	(0.19)
From net realized gain on investments	(0.97)	(0.62)	(0.32)	(0.38)	(0.19)

Total distributions to shareholders	(1.07)	(0.72)	(0.43)	(0.58)	(0.38)

Net asset value - End of year	$10.53	$11.87	$12.00	$11.06	$10.88

Net assets - End of year (000’s omitted)	$39,917	$47,180	$50,280	$39,999	$18,554

Total return[2]	(2.30%)	5.24%	12.77%	7.48%	2.50%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.31%	1.31%	1.31%	1.33%	1.32%
Net investment income	0.83%	0.87%	0.80%	1.04%	1.05%
Series portfolio turnover	56%	53%	52%	47%	52%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2015 - Pro-Blend® Extended Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S3	-2.16%	6.61%	5.96%	8.33%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class I3,4	-1.91%	6.87%	6.15%	8.42%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class C3,5	-2.91%	5.81%	5.18%	7.58%
Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class R3,5	-2.39%	6.36%	5.69%	8.10%
Barclays U.S. Aggregate Bond Index[6]	1.96%	3.03%	4.72%	5.52%
40/15/45 Blended Index[7]	2.20%	7.55%	6.31%	7.27%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S for the ten years ended October 31, 2015 to the Barclays U.S. Aggregate Bond Index and the 40/15/45 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from October 12, 1993, the Class S inception date. The Barclays U.S. Aggregate Bond Index only publishes month-end numbers; therefore, performance numbers for the Indices are calculated from October 31, 1993.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2015, this net expense ratio was 1.07% for Class S, 0.82% for Class I, 1.82% for Class C and 1.32% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.07% for Class S, 0.82% for Class I, 1.82% for Class C and 1.32% for Class R for the year ended October 31, 2015.

4For the periods through the inception of Class I on March 28, 2008, performance is based on the hypothetical performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5For periods through the inception of Class C on January 4, 2010, and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Extended Term Series - Class S adjusted for expense differences.

6The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

Performance Update as of October 31, 2015 - Pro-Blend® Extended Term Series

(unaudited)

7The 40/15/45 Blended Index is 40% Russell 3000® Index (Russell 3000), 15% MSCI ACWI ex USA Index (ACWIxUS), and 45% Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends, thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative Indices.

Shareholder Expense Example - Pro-Blend® Extended Term Series

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/15	ENDING ACCOUNT VALUE 10/31/15	EXPENSES PAID DURING PERIOD 5/1/15-10/31/15*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$955.80	$5.32	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50	1.08%
Class I
Actual	$1,000.00	$957.00	$4.09	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23	0.83%
Class C
Actual	$1,000.00	$952.80	$9.01	1.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.98	$9.30	1.83%
Class R
Actual	$1,000.00	$955.50	$6.56	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.77	1.33%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Portfolio Composition - Pro-Blend® Extended Term Series

As of October 31, 2015 (unaudited)

Sector Allocation[5]
Information Technology	17.1%
Consumer Discretionary	16.5%
Financials	11.1%
Consumer Staples	6.3%
Health Care	6.1%
Industrials	5.4%
Energy	4.8%
Materials	3.5%
Telecommunication Services	1.0%
Utilities	0.5%

[5]Including common stocks and corporate bonds, as a percentage of total investments.

Top Ten Stock Holdings[6]
Time Warner, Inc.	2.0%
MasterCard, Inc. - Class A	1.9%
Electronic Arts, Inc.	1.8%
Apple, Inc.	1.7%
Monsanto Co.	1.7%
The Priceline Group, Inc.	1.7%
AMC Networks, Inc. - Class A	1.7%
Express Scripts Holding Co.	1.4%
Visa, Inc. - Class A	1.4%
Alphabet, Inc. - Class C	1.4%

[6] As a percentage of total investments.

Investment Portfolio - October 31, 2015

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 56.5%

Consumer Discretionary - 14.8%
Auto Components - 0.0%##
F.C.C. Co. Ltd. (Japan)[1]	20,000	$353,696

Diversified Consumer Services - 0.4%
Fu Shou Yuan International Group Ltd. (China)[1]	1,665,000	1,135,254
H&R Block, Inc.	55,610	2,072,029
Houghton Mifflin Harcourt Co.*	66,620	1,305,086
Kroton Educacional S.A. (Brazil)	377,954	966,311

		5,478,680

Hotels, Restaurants & Leisure - 0.9%
Accor S.A. (France)[1]	19,290	957,930
Yum! Brands, Inc.	178,740	12,674,453

		13,632,383

Household Durables - 0.0%##
DR Horton, Inc.	4,780	140,723
Lennar Corp. - Class A	2,883	144,352
Toll Brothers, Inc.*	4,041	145,355
TRI Pointe Group, Inc.*	10,450	135,641

		566,071

Internet & Catalog Retail - 2.8%
ASOS plc (United Kingdom)*[1]	15,030	753,440
The Priceline Group, Inc.*	17,600	25,594,624
Rakuten, Inc. (Japan)[1]	79,580	1,102,437
TripAdvisor, Inc.*	159,080	13,327,722

		40,778,223

Media - 8.9%
AMC Networks, Inc. - Class A*	344,090	25,424,810
Cogeco Cable, Inc. (Canada)	17,900	924,432
Discovery Communications, Inc. - Class A*	153,400	4,516,096
Global Mediacom Tbk PT (Indonesia)[1]	3,486,270	220,802
ITV plc (United Kingdom)[1]	134,250	521,195
Liberty Global plc - Class A - ADR (United Kingdom)*	296,191	13,186,423
Modern Times Group AB - Class B (Sweden)[1]	6,580	186,654
Sinclair Broadcast Group, Inc. - Class A	477,423	14,327,464
TEGNA, Inc.	295,840	7,999,514
Time Warner, Inc.	395,330	29,784,162
Tribune Media Co. - Class A	402,500	16,232,825
Twenty-First Century Fox, Inc. - Class A	575,970	17,676,519

		131,000,896

Specialty Retail - 0.5%
Advance Auto Parts, Inc.	25,190	4,998,452
Dick’s Sporting Goods, Inc.	33,650	1,499,107
Kingfisher plc (United Kingdom)[1]	100,520	546,401
Komeri Co. Ltd. (Japan)[1]	20,000	427,593

		7,471,553

Textiles, Apparel & Luxury Goods - 1.3%
Adidas AG (Germany)[1]	2,330	208,811
Gildan Activewear, Inc. (Canada)	56,410	1,620,659
Kering (France)[1]	5,490	1,015,345
lululemon athletica, Inc.*	322,059	15,835,641

		18,680,456

Total Consumer Discretionary		217,961,958

Consumer Staples - 5.4%
Beverages - 3.2%
AMBEV S.A. - ADR (Brazil)	3,074,885	14,974,690
Anheuser-Busch InBev N.V. (Belgium)[1]	118,444	14,133,287
Cia Cervecerias Unidas S.A. - ADR (Chile)	26,690	639,759
Diageo plc (United Kingdom)[1]	541,200	15,602,696
Remy Cointreau S.A. (France)[1]	1,770	122,954
SABMiller plc (United Kingdom)[1]	6,390	392,494
Treasury Wine Estates Ltd. - Rights (Australia)*[1]	33,219	35,058
Treasury Wine Estates Ltd. (Australia)[1]	249,140	1,246,959

		47,147,897

Food & Staples Retailing - 0.3%
Carrefour S.A. (France)[1]	27,447	894,387
Casino Guichard-Perrachon S.A. (France)[1]	2,930	168,342
Dairy Farm International Holdings Ltd. (Hong Kong)[1]	74,870	492,944
Sprouts Farmers Market, Inc.*	74,810	1,524,628
Tesco plc (United Kingdom)*[1]	309,692	873,420

		3,953,721

Food Products - 0.7%
Biostime International Holdings Ltd. - Class H (China)[1]	232,260	515,698
Danone S.A. (France)[1]	20,490	1,424,056
Grupo Bimbo S.A.B. de C.V. - Class A (Mexico)*	292,750	827,856
Keurig Green Mountain, Inc.	36,090	1,831,567
M Dias Branco S.A. (Brazil)	17,200	311,750
Nestle S.A. (Switzerland)[1]	19,666	1,501,971

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Post Holdings, Inc.*	24,160	$1,552,763
Sao Martinho S.A. (Brazil)	76,330	879,372
Suedzucker AG (Germany)[1]	59,456	1,109,594
Tiger Brands Ltd. (South Africa)[1]	15,590	356,448

		10,311,075

Personal Products - 1.1%
Beiersdorf AG (Germany)[1]	3,060	290,626
Herbalife Ltd.*	14,890	834,436
Unilever plc - ADR (United Kingdom)	336,649	14,964,048

		16,089,110

Tobacco - 0.1%
Gudang Garam Tbk PT (Indonesia)[1]	195,150	610,851
Japan Tobacco, Inc. (Japan)[1]	19,600	678,391
Swedish Match AB (Sweden)[1]	30,360	954,389

		2,243,631

Total Consumer Staples		79,745,434

Energy - 3.0%
Energy Equipment & Services - 1.7%
Schlumberger Ltd.	204,431	15,978,327
Spectrum ASA (Norway)[1]	59,940	208,107
TGS Nopec Geophysical Co. ASA (Norway)[1]	33,910	672,363
Weatherford International plc - ADR*	817,830	8,374,579

		25,233,376

Oil, Gas & Consumable Fuels - 1.3%
Cameco Corp. (Canada)	45,366	642,836
Cosan S.A. Industria e Comercio (Brazil)	40,160	257,316
Galp Energia SGPS S.A. (Portugal)[1]	88,920	959,889
Range Resources Corp.	537,150	16,350,846
Royal Dutch Shell plc - Class B (Netherlands)[1]	24,549	642,810
Whitehaven Coal Ltd. (Australia)*[1]	111,390	79,995

		18,933,692

Total Energy		44,167,068

Financials - 4.1%
Banks - 0.0%##
ICICI Bank Ltd. - ADR (India)	47,750	411,605

Capital Markets - 0.1%
Daiwa Securities Group, Inc. (Japan)[1]	90,000	615,381
Financial Engines, Inc.	45,650	1,468,104

		2,083,485

Consumer Finance - 0.3%
SLM Corp.*	633,880	4,475,193

Diversified Financial Services - 0.1%
JSE Ltd. (South Africa)[1]	53,080	511,337
Morningstar, Inc.	16,950	1,391,765

		1,903,102

Insurance - 0.1%
Admiral Group plc (United Kingdom)[1]	10,572	262,355
Mapfre S.A. (Spain)[1]	282,140	837,043

		1,099,398

Real Estate Investment Trusts (REITS) - 2.7%
Agree Realty Corp.	16,550	535,889
Alexandria Real Estate Equities, Inc.	7,280	653,307
Alstria Office REIT AG (Germany)[1]	105,980	1,478,702
American Campus Communities, Inc.	10,780	437,345
American Capital Agency Corp.	8,250	147,097
Annaly Capital Management, Inc.	16,610	165,269
Apartment Investment & Management Co. - Class A	14,990	587,458
AvalonBay Communities, Inc.	5,870	1,026,252
Boston Properties, Inc.	2,640	332,244
Brixmor Property Group, Inc.	26,710	684,310
Care Capital Properties, Inc.	4,575	150,746
CatchMark Timber Trust, Inc. - Class A	28,950	317,003
Chesapeake Lodging Trust	29,450	811,053
Columbia Property Trust, Inc.	12,620	313,481
Community Healthcare Trust, Inc.	24,010	439,623
CoreSite Realty Corp.	2,780	152,761
Crown Castle International Corp.	4,950	423,027
CubeSmart	21,650	602,303
DCT Industrial Trust, Inc.	13,670	507,430
DDR Corp.	35,520	596,736
Digital Realty Trust, Inc.	2,190	161,972
Douglas Emmett, Inc.	17,080	521,794
Education Realty Trust, Inc.	15,196	545,688
Equity LifeStyle Properties, Inc.	6,240	377,395
Equity One, Inc.	13,250	352,185
Equity Residential	6,680	516,498
Extra Space Storage, Inc.	2,700	213,948

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Fibra Shop Portafolios Inmobiliarios S.A.P.I. de C.V. (Mexico)	217,467	$222,894
General Growth Properties, Inc.	23,740	687,273
HCP, Inc.	8,600	319,920
Healthcare Trust of America, Inc. - Class A	12,300	323,613
Host Hotels & Resorts, Inc.	25,540	442,608
Inland Real Estate Corp.	53,290	471,617
Kite Realty Group Trust	12,312	325,160
Lamar Advertising Co. - Class A	5,510	310,929
LaSalle Hotel Properties	23,770	699,076
Liberty Property Trust	12,920	439,538
Mack-Cali Realty Corp.	29,020	631,475
Mid-America Apartment Communities, Inc.	8,610	733,486
Outfront Media, Inc.	21,225	501,122
Paramount Group, Inc.	41,580	738,877
Pebblebrook Hotel Trust	13,380	457,328
Physicians Realty Trust	45,450	726,291
Plum Creek Timber Co., Inc.	19,486	793,860
Prologis, Inc.	15,760	673,425
Public Storage	2,750	631,015
Rexford Industrial Realty, Inc.	20,270	307,091
Sabra Health Care REIT, Inc.	10,960	248,573
Scentre Group (Australia)[1]	105,240	308,682
Simon Property Group, Inc.	11,140	2,244,264
Sovran Self Storage, Inc.	5,910	590,232
Tanger Factory Outlet Centers, Inc.	9,150	319,793
Taubman Centers, Inc.	6,520	501,910
Terreno Realty Corp.	14,930	334,133
UDR, Inc.	14,950	515,177
Urban Edge Properties	18,330	435,154
Ventas, Inc.	5,690	305,667
Westfield Corp. (Australia)[1]	53,920	391,196
Weyerhaeuser Co.	337,905	9,910,754

		39,593,649

Real Estate Management & Development - 0.8%
CBRE Group, Inc. - Class A*	6,860	255,741
First Capital Realty, Inc. (Canada)	14,240	210,943
Forest City Enterprises, Inc. - Class A*	19,660	434,486
Realogy Holdings Corp.*	267,189	10,447,090

		11,348,260

Total Financials		60,914,692

Health Care - 5.7%
Biotechnology - 0.1%
Green Cross Corp. (South Korea)[1]	1,630	258,363
Seattle Genetics, Inc.*	20,580	853,864

		1,112,227

Health Care Equipment & Supplies - 1.1%
BioMerieux (France)[1]	988	114,779
Halyard Health, Inc.*	34,240	1,016,243
Intuitive Surgical, Inc.*	27,500	13,656,500
Medtronic plc	7,280	538,138
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)[1]	1,308,000	903,128

		16,228,788

Health Care Providers & Services - 1.9%
Air Methods Corp.*	19,410	794,451
DaVita HealthCare Partners, Inc.*	25,500	1,976,505
Express Scripts Holding Co.*	249,390	21,542,308
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	10,780	970,282
Fresenius Medical Care AG & Co. KGaA - ADR (Germany)	21,970	987,112
KPJ Healthcare Berhad (Malaysia)[1]	359,110	356,937
Odontoprev S.A. (Brazil)	255,650	654,943
Siloam International Hospitals Tbk PT (Indonesia)[1]	467,200	371,349

		27,653,887

Health Care Technology - 1.0%
Cerner Corp.*	215,820	14,306,708

Life Sciences Tools & Services - 0.0%##
QIAGEN N.V.*[1]	10,730	260,134
QIAGEN N.V. - ADR*	2,470	59,700

		319,834

Pharmaceuticals - 1.6%
AstraZeneca plc - ADR (United Kingdom)	28,440	906,952
Genomma Lab Internacional S.A.B.de C.V. - Class B (Mexico)*	328,750	241,222
GlaxoSmithKline plc (United Kingdom)[1]	14,575	314,319
Johnson & Johnson	190,220	19,217,927
Novartis AG - ADR (Switzerland)	11,910	1,077,021
Sanofi (France)[1]	8,115	818,608
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	15,530	919,221

		23,495,270

Total Health Care		83,116,714

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® EXTENDED TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials - 3.2%
Aerospace & Defense - 0.1%
KLX, Inc.*	33,700	$1,318,007

Airlines - 0.2%
Allegiant Travel Co.	1,980	390,951
Republic Airways Holdings, Inc.*	355,140	2,045,606
Ryanair Holdings plc - ADR (Ireland)	3,257	254,626
Spirit Airlines, Inc.*	21,090	782,861

		3,474,044

Building Products - 0.1%
Masco Corp.	67,810	1,966,490

Commercial Services & Supplies - 0.2%
Aggreko plc (United Kingdom)[1]	55,946	788,601
MiX Telematics Ltd. - ADR (South Africa)	46,320	260,782
Stericycle, Inc.*	10,570	1,282,881

		2,332,264

Electrical Equipment - 0.1%
Alstom S.A. (France)*[1]	32,120	1,045,512
Schneider Electric SE (France)[1]	8,391	506,104

		1,551,616

Industrial Conglomerates - 1.2%
General Electric Co.	507,440	14,675,165
Siemens AG (Germany)[1]	27,320	2,744,134

		17,419,299

Machinery - 0.8%
Allison Transmission Holdings, Inc.	28,220	809,914
ANDRITZ AG (Austria)[1]	13,130	659,680
FANUC Corp. (Japan)[1]	3,550	626,367
Flowserve Corp.	183,750	8,518,650
Spirax-Sarco Engineering plc (United Kingdom)[1]	340	15,938
Sulzer AG (Switzerland)[1]	2,490	251,604
The Weir Group plc (United Kingdom)[1]	7,690	126,330

		11,008,483

Marine - 0.0%##
D/S Norden A/S (Denmark)*[1]	3,160	63,008
Diana Shipping, Inc. (Greece)*	9,690	61,144
Pacific Basin Shipping Ltd. (Hong Kong)[1]	186,000	55,018
Sinotrans Shipping Ltd. - Class H (China)[1]	476,790	100,458
Star Bulk Carriers Corp. (Greece)*	17,660	27,903

		307,531

Professional Services - 0.1%
Intertek Group plc (United Kingdom)[1]	22,530	909,916

Road & Rail - 0.4%
Genesee & Wyoming, Inc. - Class A*	48,410	3,248,311
Hertz Global Holdings, Inc.*	81,410	1,587,495
Kansas City Southern	11,610	960,844
Swift Transportation Co.*	50,440	788,377

		6,585,027

Trading Companies & Distributors - 0.0%##
Brenntag AG (Germany)[1]	6,527	394,122

Total Industrials		47,266,799

Information Technology - 17.0%
Communications Equipment - 2.5%
ARRIS Group, Inc.*	58,270	1,646,710
Ixia*	82,160	1,183,926
Juniper Networks, Inc.	536,230	16,832,260
Polycom, Inc.*	123,800	1,705,964
QUALCOMM, Inc.	253,700	15,074,854
Viavi Solutions, Inc.*	141,760	843,472

		37,287,186

Electronic Equipment, Instruments & Components - 1.0%
FLIR Systems, Inc.	303,530	8,095,145
Hitachi Ltd. (Japan)[1]	202,000	1,165,296
Keyence Corp. (Japan)[1]	1,009	525,294
Keysight Technologies, Inc.*	37,040	1,225,283
PAX Global Technology Ltd. (Hong Kong)[1]	1,423,000	1,860,802
Trimble Navigation Ltd.*	84,240	1,916,460

		14,788,280

Internet Software & Services - 4.0%
Alibaba Group Holding Ltd. - ADR (China)*	15,850	1,328,705
Alphabet, Inc. - Class A*	28,080	20,705,911
Alphabet, Inc. - Class C*	30,020	21,338,516
Baidu, Inc. - ADR (China)*	7,180	1,346,035
eBay, Inc.*	247,470	6,904,413
Envestnet, Inc.*	44,760	1,336,534
MercadoLibre, Inc. (Argentina)	12,310	1,210,935
Q2 Holdings, Inc.*	22,140	545,751
Qihoo 360 Technology Co. Ltd. - ADR (China)*	39,788	2,271,497

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Internet Software & Services (continued)
Tencent Holdings Ltd. - Class H (China)[1]	56,200	$1,059,335

		58,047,632

IT Services - 5.5%
Amdocs Ltd. - ADR	7,400	440,818
EVERTEC, Inc.	71,740	1,308,538
InterXion Holding N.V. - ADR (Netherlands)*	14,020	411,908
MasterCard, Inc. - Class A	288,000	28,509,120
PayPal Holdings, Inc.*	413,250	14,881,133
Sabre Corp.	70,250	2,059,730
VeriFone Systems, Inc.*	392,710	11,836,279
Visa, Inc. - Class A	276,690	21,465,610

		80,913,136

Software - 2.0%
Electronic Arts, Inc.*	368,380	26,549,147
SAP SE (Germany)[1]	26,910	2,121,453
TOTVS S.A. (Brazil)	104,058	921,980

		29,592,580

Technology Hardware, Storage & Peripherals - 2.0%
Apple, Inc.	215,740	25,780,930
Samsung Electronics Co. Ltd. (South Korea)[1]	2,370	2,842,641

		28,623,571

Total Information Technology		249,252,385

Materials - 2.9%
Chemicals - 1.9%
Givaudan S.A. (Switzerland)[1]	310	554,342
Monsanto Co.	275,070	25,642,025
Potash Corp. of Saskatchewan, Inc. (Canada)	3,830	77,481
Sociedad Quimica y Minera de Chile S.A. - ADR (Chile)	28,219	546,884
Symrise AG (Germany)[1]	8,220	541,013

		27,361,745

Metals & Mining - 1.0%
Alcoa, Inc.	1,607,860	14,358,190
Alumina Ltd. (Australia)[1]	135,671	104,087
Norsk Hydro ASA (Norway)[1]	58,554	209,728
ThyssenKrupp AG (Germany)[1]	15,740	317,160

		14,989,165

Total Materials		42,350,910

Telecommunication Services - 0.4%
Diversified Telecommunication Services - 0.1%
Telefonica S.A. - ADR (Spain)	90,606	1,193,281
Telenor ASA - ADR (Norway)	10,210	572,168

		1,765,449

Wireless Telecommunication Services - 0.3%
America Movil S.A.B. de C.V. - Class L - ADR (Mexico)	71,569	1,274,644
China Mobile Ltd. - Class H (China)[1]	29,210	350,225
Telephone & Data Systems, Inc.	61,410	1,758,782

		3,383,651

Total Telecommunication Services		5,149,100

Utilities - 0.0%##
Independent Power and Renewable Electricity Producers - 0.0%##
NRG Energy, Inc.	40,600	523,334

TOTAL COMMON STOCKS (Identified Cost $783,117,696)		830,448,394

LOAN ASSIGNMENTS - 0.1%

Valeant Pharmaceuticals International, Inc., Series D-2, Term Loan B3, 3.50%, 2/13/2019
(Identified Cost $1,993,603)	2,000,000	1,860,500

CORPORATE BONDS - 17.5%

Non-Convertible Corporate Bonds - 17.5%
Consumer Discretionary - 2.0%
Auto Components - 0.1%
Magna International, Inc. (Canada), 4.15%, 10/1/2025	1,450,000	1,476,041
Techniplas LLC[4], 10.00%, 5/1/2020	975,000	772,687

		2,248,728

Automobiles - 0.1%
Ford Motor Credit Co. LLC, 8.125%, 1/15/2020	1,045,000	1,251,638

Diversified Consumer Services - 0.2%
Block Financial LLC, 5.50%, 11/1/2022	2,760,000	2,923,188

Hotels, Restaurants & Leisure - 0.0%##
International Game Technology plc (United Kingdom)[4], 6.25%, 2/15/2022	885,000	862,875

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Household Durables - 0.5%
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[4], 6.125%, 7/1/2022	1,800,000	$1,768,500
Meritage Homes Corp., 7.15%, 4/15/2020	490,000	534,100
Meritage Homes Corp., 7.00%, 4/1/2022	750,000	821,250
NVR, Inc., 3.95%, 9/15/2022	1,700,000	1,731,775
TRI Pointe Holdings, Inc., 4.375%, 6/15/2019	915,000	909,281
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	1,130,000	1,084,800

		6,849,706

Media - 1.0%
CCO Holdings LLC - CCO Holdings Capital Corp.[4], 5.125%, 5/1/2023	905,000	907,263
CCO Holdings LLC - CCO Holdings Capital Corp.[4], 5.375%, 5/1/2025	915,000	905,850
CCO Safari II LLC[4], 4.464%, 7/23/2022	395,000	400,727
CCO Safari II LLC[4], 4.908%, 7/23/2025	415,000	421,840
Columbus International, Inc. (Barbados)[4], 7.375%, 3/30/2021	1,260,000	1,310,400
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	1,515,000	1,662,949
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 4.45%, 4/1/2024	1,410,000	1,453,926
Sinclair Television Group, Inc.[4], 5.625%, 8/1/2024	1,385,000	1,357,300
Sirius XM Radio, Inc.[4], 5.375%, 4/15/2025	1,120,000	1,146,600
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	2,160,000	2,539,933
Time Warner, Inc., 4.875%, 3/15/2020	1,200,000	1,324,019
VTR Finance B.V. (Chile)[4], 6.875%, 1/15/2024	1,325,000	1,281,937

		14,712,744

Textiles, Apparel & Luxury Goods - 0.1%
VF Corp., 5.95%, 11/1/2017	880,000	958,998

Total Consumer Discretionary		29,807,877

Consumer Staples - 1.0%
Beverages - 0.5%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 7.75%, 1/15/2019	1,050,000	1,226,320
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 1/15/2039	1,770,000	2,500,341
PepsiCo, Inc., 3.10%, 7/17/2022	2,720,000	2,790,456
SABMiller plc (United Kingdom)[4], 6.50%, 7/15/2018	1,000,000	1,113,928

		7,631,045

Food & Staples Retailing - 0.2%
C&S Group Enterprises LLC[4], 5.375%, 7/15/2022	1,265,000	1,157,475
CVS Health Corp., 3.50%, 7/20/2022	1,360,000	1,403,011

		2,560,486

Food Products - 0.2%
Kraft Heinz Foods Co., 6.75%, 3/15/2032	1,070,000	1,238,000
Pinnacle Operating Corp.[4], 9.00%, 11/15/2020	1,285,000	1,246,450

		2,484,450

Household Products - 0.1%
HRG Group, Inc., 7.875%, 7/15/2019	1,195,000	1,268,194
HRG Group, Inc., 7.75%, 1/15/2022	940,000	932,950

		2,201,144

Total Consumer Staples		14,877,125

Energy - 1.9%
Energy Equipment & Services - 0.3%
Baker Hughes, Inc., 7.50%, 11/15/2018	935,000	1,076,057
Calfrac Holdings LP (Canada)[4], 7.50%, 12/1/2020	900,000	510,750
Ensco plc, 5.20%, 3/15/2025	2,195,000	1,833,213
FTS International, Inc., 6.25%, 5/1/2022	865,000	198,950
Pride International, Inc., 8.50%, 6/15/2019	600,000	610,633
Schlumberger Oilfield plc[4], 4.20%, 1/15/2021	400,000	431,245
Seventy Seven Operating LLC, 6.625%, 11/15/2019	865,000	512,513

		5,173,361

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® EXTENDED TERM SERIES		PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels - 1.6%
BP Capital Markets plc (United Kingdom), 3.535%, 11/4/2024		500,000	$507,225
CNOOC Nexen Finance 2014 ULC (China), 1.625%, 4/30/2017		1,345,000	1,342,119
Columbia Pipeline Group, Inc.[4], 2.45%, 6/1/2018		1,000,000	1,001,431
Columbia Pipeline Group, Inc.[4], 4.50%, 6/1/2025		1,250,000	1,202,905
Crestwood Midstream Partners LP - Crestwood Midstream Finance Corp., 6.125%, 3/1/2022		1,350,000	1,161,000
El Paso Natural Gas Co. LLC, 8.625%, 1/15/2022		375,000	444,882
Hiland Partners LP - Hiland Partners Finance Corp.[4], 7.25%, 10/1/2020		1,450,000	1,515,250
Kinder Morgan Energy Partners LP, 4.30%, 5/1/2024		1,000,000	897,179
Kinder Morgan, Inc.[4], 5.625%, 11/15/2023		1,100,000	1,069,026
Petrobras Global Finance B.V. (Brazil)[3], 1.953%, 5/20/2016		3,642,000	3,563,515
Petroleos Mexicanos (Mexico), 5.75%, 3/1/2018		1,370,000	1,455,145
Petroleos Mexicanos (Mexico)[4], 4.50%, 1/23/2026		1,905,000	1,818,894
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021		2,285,000	2,267,863
Talisman Energy, Inc. (Canada), 3.75%, 2/1/2021		3,140,000	2,866,993
Targa Resources Partners LP - Targa Resources Partners Finance Corp.[4], 6.75%, 3/15/2024		900,000	885,375
WPX Energy, Inc., 6.00%, 1/15/2022		1,085,000	954,800

			22,953,602

Total Energy			28,126,963

Financials - 7.3%
Banks - 2.5%
Bank of America Corp., 5.70%, 5/2/2017		910,000	959,954
Barclays Bank plc (United Kingdom)[4], 6.05%, 12/4/2017		1,500,000	1,617,479
Barclays Bank plc (United Kingdom), 5.14%, 10/14/2020		1,100,000	1,205,805
Barclays Bank plc (United Kingdom)[4], 10.179%, 6/12/2021		2,050,000	2,691,917
Barclays Bank plc (United Kingdom), 3.75%, 5/15/2024		500,000	511,108
BBVA Bancomer S.A. (Mexico)[4], 6.75%, 9/30/2022		1,670,000	1,873,740
Citigroup, Inc., 1.80%, 2/5/2018		1,315,000	1,312,655
Citigroup, Inc., 3.875%, 3/26/2025		1,425,000	1,390,467
Commonwealth Bank of Australia (Australia), 5.75%, 1/25/2017	AUD	380,000	282,041
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Netherlands)[5,6], 8.40%		850,000	920,380
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Netherlands)[5,7], 8.375%		450,000	468,008
ING Bank N.V. (Netherlands)[4], 1.80%, 3/16/2018		700,000	699,980
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019		1,650,000	1,715,870
Intesa Sanpaolo S.p.A. (Italy)[4], 6.50%, 2/24/2021		1,400,000	1,612,632
Lloyds Bank plc (United Kingdom)[4,5,8], 12.00%		930,000	1,329,900
Lloyds Bank plc (United Kingdom)[4], 6.50%, 9/14/2020		4,735,000	5,463,982
Lloyds Bank plc (United Kingdom)[3], 9.875%, 12/16/2021		1,335,000	1,449,463
Popular, Inc., 7.00%, 7/1/2019		1,815,000	1,769,625
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	CAD	445,000	358,767
Royal Bank of Scotland Group plc (United Kingdom), 5.125%, 5/28/2024		1,450,000	1,486,694
Santander Bank N.A., 8.75%, 5/30/2018		1,300,000	1,484,523
Santander Holdings USA, Inc., 2.65%, 4/17/2020		1,195,000	1,181,780
Wells Fargo Bank N.A., 6.00%, 11/15/2017		4,134,000	4,491,376
Westpac Banking Corp. (Australia), 5.75%, 2/6/2017	AUD	400,000	297,117

			36,575,263

Capital Markets - 1.0%
Goldman Sachs Capital II3,5, 4.00%		820,000	590,400
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018		2,510,000	2,763,038
The Goldman Sachs Group, Inc.[3], 1.421%, 11/15/2018		2,545,000	2,557,776
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020		2,225,000	2,485,196

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
The Goldman Sachs Group, Inc.[3], 1.925%, 11/29/2023	1,100,000	$1,109,815
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025	1,315,000	1,314,487
Morgan Stanley, 5.00%, 11/24/2025	1,150,000	1,230,517
UBS AG (Switzerland)[3], 7.25%, 2/22/2022	1,150,000	1,212,960
UBS AG (Switzerland), 7.625%, 8/17/2022	825,000	954,179
UBS AG (Switzerland)[3], 4.75%, 5/22/2023	970,000	997,305

		15,215,673

Consumer Finance - 0.2%
CNG Holdings, Inc.[4], 9.375%, 5/15/2020	865,000	437,906
Navient Corp., 6.125%, 3/25/2024	1,785,000	1,610,963

		2,048,869

Diversified Financial Services - 0.9%
The Bear Stearns Companies LLC, 7.25%, 2/1/2018	85,000	95,087
General Electric Capital Corp.[5,9], 7.125%	2,150,000	2,526,250
General Electric Capital Corp.[3], 0.714%, 5/5/2026	2,295,000	2,147,046
ING Bank N.V. (Netherlands)[4], 5.80%, 9/25/2023	3,070,000	3,374,980
ING Bank N.V. (Netherlands)[3], 4.125%, 11/21/2023	1,460,000	1,500,150
Jefferies Finance LLC - JFIN Co-Issuer Corp.[4], 7.375%, 4/1/2020	875,000	857,500
Jefferies Finance LLC - JFIN
Co-Issuer Corp.[4], 6.875%, 4/15/2022	960,000	902,400
Peachtree Corners Funding Trust[4], 3.976%, 2/15/2025	475,000	478,053
Voya Financial, Inc., 5.50%, 7/15/2022	1,185,000	1,341,706

		13,223,172

Insurance - 1.2%
Aegon N.V. (Netherlands)[3,5], 2.142%	2,175,000	1,709,006
American International Group, Inc., 4.875%, 6/1/2022	3,645,000	4,053,564
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024	4,775,000	4,985,601
AXA S.A. (France)[3,5], 2.312%	2,700,000	2,214,000
Fidelity National Financial, Inc., 6.60%, 5/15/2017	1,025,000	1,093,598
First American Financial Corp., 4.30%, 2/1/2023	1,350,000	1,345,938
Prudential Financial, Inc.[5,10], 5.875%	1,975,000	2,093,500

		17,495,207

Real Estate Investment Trusts (REITS) - 1.2%
American Tower Corp., 2.80%, 6/1/2020	2,250,000	2,239,531
Boston Properties LP, 5.875%, 10/15/2019	1,385,000	1,552,397
Crown Castle Towers LLC[4], 6.113%, 1/15/2020	1,045,000	1,154,061
Crown Castle Towers LLC[4], 4.883%, 8/15/2020	353,000	381,217
Crown Castle Towers LLC[4], 3.222%, 5/15/2022	960,000	943,709
Digital Delta Holdings LLC[4], 3.40%, 10/1/2020	1,000,000	1,005,047
Digital Realty Trust LP, 5.875%, 2/1/2020	200,000	219,869
Digital Realty Trust LP, 5.25%, 3/15/2021	1,870,000	2,024,363
DuPont Fabros Technology LP, 5.875%, 9/15/2021	1,260,000	1,323,000
GTP Acquisition Partners I LLC[4], 2.35%, 6/15/2020	1,150,000	1,136,729
HCP, Inc., 6.70%, 1/30/2018	1,270,000	1,397,540
HCP, Inc., 4.00%, 6/1/2025	1,100,000	1,080,772
Qualitytech LP - QTS Finance Corp., 5.875%, 8/1/2022	685,000	703,837
Rialto Holdings LLC - Rialto Corp.[4], 7.00%, 12/1/2018	1,310,000	1,342,750
Welltower, Inc., 4.95%, 1/15/2021	275,000	297,771
Welltower, Inc., 4.00%, 6/1/2025	800,000	792,163

		17,594,756

Real Estate Management & Development - 0.1%
Forestar USA Real Estate Group, Inc.[4], 8.50%, 6/1/2022	870,000	883,050
Greystar Real Estate Partners LLC[4], 8.25%, 12/1/2022	855,000	899,887

		1,782,937

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Thrifts & Mortgage Finance - 0.2%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017	1,080,000	$1,085,400
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[4], 5.875%, 8/1/2021	1,090,000	1,019,150
Prospect Holding Co. LLC - Prospect Holding Finance Co.[4], 10.25%, 10/1/2018	875,000	428,750

		2,533,300

Total Financials		106,469,177

Health Care - 0.6%
Biotechnology - 0.3%
AMAG Pharmaceuticals, Inc.[4], 7.875%, 9/1/2023	1,425,000	1,328,813
Amgen, Inc., 2.20%, 5/22/2019	1,530,000	1,536,672
Amgen, Inc., 2.70%, 5/1/2022	1,200,000	1,177,495

		4,042,980

Health Care Equipment & Supplies - 0.0%##
Zimmer Biomet Holdings, Inc., 1.45%, 4/1/2017	475,000	473,927

Health Care Providers & Services - 0.2%
Aetna, Inc., 3.50%, 11/15/2024	1,555,000	1,566,718
Tenet Healthcare Corp.[3,4], 3.837%, 6/15/2020	945,000	937,913

		2,504,631

Pharmaceuticals - 0.1%
Concordia Healthcare Corp. (Canada)[4], 7.00%, 4/15/2023	1,330,000	1,157,100
Mallinckrodt International Finance S.A. - Mallinckrodt CB LLC[4], 5.625%, 10/15/2023	600,000	566,250

		1,723,350

Total Health Care		8,744,888

Industrials - 2.3%
Aerospace & Defense - 0.2%
DigitalGlobe, Inc.[4], 5.25%, 2/1/2021	1,874,000	1,685,813
Textron, Inc., 7.25%, 10/1/2019	940,000	1,085,295

		2,771,108

Air Freight & Logistics - 0.1%
Neovia Logistics Intermediate Holdings LLC - Logistics Intermediate Finance Corp.[4,11], 10.00%, 2/15/2018	904,000	908,520

Airlines - 0.4%
Allegiant Travel Co., 5.50%, 7/15/2019	1,745,000	1,781,645
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023	1,249,675	1,338,651
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B4, 6.375%, 1/2/2016	715,000	720,363
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	1,315,000	1,318,287
Southwest Airlines Co., 2.75%, 11/6/2019	1,555,000	1,575,385

		6,734,331

Commercial Services & Supplies - 0.1%
Constellis Holdings LLC - Constellis Finance Corp.[4], 9.75%, 5/15/2020	840,000	760,200
Modular Space Corp.[4], 10.25%, 1/31/2019	875,000	522,813

		1,283,013

Construction & Engineering - 0.0%##
Abengoa Finance S.A.U. (Spain)[4], 7.75%, 2/1/2020	985,000	413,700

Industrial Conglomerates - 0.1%
Danaher Corp., 1.65%, 9/15/2018	1,360,000	1,365,138

Machinery - 0.4%
CNH Industrial Capital LLC, 3.875%, 11/1/2015	1,925,000	1,925,000
John Deere Capital Corp., 1.60%, 7/13/2018	1,450,000	1,455,909
SPL Logistics Escrow LLC - SPL Logistics Finance Corp.[4], 8.875%, 8/1/2020	1,005,000	1,065,300
Waterjet Holdings, Inc.[4], 7.625%, 2/1/2020	1,010,000	1,017,575

		5,463,784

Trading Companies & Distributors - 1.0%
Air Lease Corp., 2.625%, 9/4/2018	2,780,000	2,768,797
Air Lease Corp., 3.375%, 1/15/2019	1,850,000	1,887,000
Aircastle Ltd., 5.50%, 2/15/2022	820,000	867,150
Aviation Capital Group Corp.[4], 3.875%, 9/27/2016	2,100,000	2,126,250
Aviation Capital Group Corp.[4], 2.875%, 9/17/2018	2,450,000	2,448,113
Fly Leasing Ltd. (Ireland), 6.75%, 12/15/2020	1,050,000	1,102,500

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors (continued)
Fly Leasing Ltd. (Ireland), 6.375%, 10/15/2021	1,125,000	$1,158,750
International Lease Finance Corp., 5.75%, 5/15/2016	585,000	595,606
International Lease Finance Corp.[3], 2.287%, 6/15/2016	560,000	558,936
International Lease Finance Corp., 8.75%, 3/15/2017	900,000	970,875

		14,483,977

Total Industrials		33,423,571

Information Technology - 0.5%
Communications Equipment - 0.1%
QUALCOMM, Inc., 3.45%, 5/20/2025	1,200,000	1,152,434

Internet Software & Services - 0.1%
Alibaba Group Holding Ltd. (China)[4], 2.50%, 11/28/2019	50,000	49,159
Tencent Holdings Ltd. (China)[4], 3.375%, 5/2/2019	2,110,000	2,155,116

		2,204,275

IT Services - 0.1%
Automatic Data Processing, Inc., 2.25%, 9/15/2020	1,305,000	1,317,007

Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp., 2.45%, 7/29/2020	1,415,000	1,437,678

Technology Hardware, Storage & Peripherals - 0.1%
Hewlett Packard Enterprise Co.[4], 2.45%, 10/5/2017	1,415,000	1,419,136

Total Information Technology		7,530,530

Materials - 0.7%
Chemicals - 0.3%
Consolidated Energy Finance S.A. (Trinidad-Tobago)[4], 6.75%, 10/15/2019	1,335,000	1,328,325
The Dow Chemical Co., 8.55%, 5/15/2019	2,380,000	2,862,328

		4,190,653

Containers & Packaging - 0.1%
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[3,4], 3.337%, 12/15/2019	1,605,000	1,580,925

Metals & Mining - 0.2%
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	960,000	1,090,178
Steel Dynamics, Inc., 5.125%, 10/1/2021	905,000	898,213
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[4], 7.375%, 2/1/2020	1,020,000	846,600

		2,834,991

Paper & Forest Products - 0.1%
Domtar Corp., 4.40%, 4/1/2022	1,470,000	1,497,705

Total Materials		10,104,274

Telecommunication Services - 0.7%
Diversified Telecommunication Services - 0.3%
CenturyLink, Inc., 5.80%, 3/15/2022	1,180,000	1,147,550
Frontier Communications Corp., 7.625%, 4/15/2024	935,000	836,825
Frontier Communications Corp.[4], 11.00%, 9/15/2025	945,000	990,473
Windstream Services LLC, 7.875%, 11/1/2017	775,000	821,981

		3,796,829

Wireless Telecommunication Services - 0.4%
Altice Financing S.A. (Luxembourg)[4], 6.50%, 1/15/2022	1,850,000	1,873,125
SBA Tower Trust[4], 5.101%, 4/17/2017	575,000	587,094
SBA Tower Trust[4], 2.933%, 12/15/2017	1,285,000	1,300,165
Sixsigma Networks Mexico S.A. de C.V. (Mexico)[4], 8.25%, 11/7/2021	1,380,000	1,345,500
T-Mobile USA, Inc., 6.836%, 4/28/2023	1,235,000	1,275,137

		6,381,021

Total Telecommunication Services		10,177,850

Utilities - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
Abengoa Yield plc (Spain)[4], 7.00%, 11/15/2019	1,305,000	1,187,549
ContourGlobal Power Holdings S.A. (France)[4], 7.125%, 6/1/2019	1,310,000	1,306,725
NRG Energy, Inc., 6.25%, 7/15/2022	895,000	823,400
Talen Energy Supply LLC[4], 4.625%, 7/15/2019	1,850,000	1,692,380
TerraForm Global Operating LLC[4], 9.75%, 8/15/2022	1,410,000	1,261,950

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities (continued)
Independent Power and Renewable Electricity Producers (continued)
TerraForm Power Operating LLC[4], 6.125%, 6/15/2025	1,435,000	$1,291,500

Total Utilities		7,563,504

TOTAL CORPORATE BONDS
(Identified Cost $261,281,029)		256,825,759

U.S. TREASURY SECURITIES - 2.8%

U.S. Treasury Bonds - 0.8%
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/2042 (Identified Cost $12,036,576)	13,184,125	11,783,968

U.S. Treasury Notes - 2.0%
U.S. Treasury Note, 1.625%, 12/31/2019	10,000,000	10,088,540
U.S. Treasury Note, 1.375%, 4/30/2020	20,000,000	19,917,700

Total U.S. Treasury Notes
(Identified Cost $29,945,185)		30,006,240

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $41,981,761)		41,790,208

ASSET-BACKED SECURITIES - 0.9%

Cazenovia Creek Funding I LLC, Series 2015-1A, Class A4, 2.00%, 12/10/2023	1,327,250	1,329,507
Enterprise Fleet Financing LLC, Series 2014-2, Class A2[4], 1.05%, 3/20/2020	1,169,060	1,165,720
Enterprise Fleet Financing LLC, Series 2015-2, Class A2[4], 1.59%, 2/22/2021	2,725,000	2,715,938
FDIC Trust, Series 2011-R1, Class A4, 2.672%, 7/25/2026	709,262	724,496
FNA Trust, Series 2014-1A, Class A4, 1.296%, 12/10/2022	1,198,136	1,198,687
Ford Credit Auto Owner Trust, Series 2012-D, Class A3, 0.51%, 4/15/2017	73,381	73,371
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[4], 3.74%, 2/25/2017	466,667	468,915
Invitation Homes Trust, Series 2015-SFR3, Class A3,4, 1.497%, 8/17/2032	1,590,300	1,558,397
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A4, 1.92%, 10/15/2019	1,200,000	1,195,427
SpringCastle America Funding LLC, Series 2014-AA, Class A4, 2.70%, 5/25/2023	1,097,850	1,100,265
Starwood Retail Property Trust, Series 2014-STAR, Class A3,4, 1.416%, 11/15/2027	1,500,000	1,488,594

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $13,055,694)		13,019,317

COMMERCIAL MORTGAGE-BACKED SECURITIES - 5.9%
Americold LLC Trust, Series 2010-ARTA, Class A1[4], 3.847%, 1/14/2029	184,634	192,245
Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4[3], 5.997%, 5/10/2045	2,343,842	2,363,244
Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 7/10/2046	729,111	738,274
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW12, Class A4[3], 5.899%, 9/11/2038	452,390	457,266
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	601,645	612,101
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class AM3, 5.568%, 10/12/2041	1,180,000	1,221,475
BWAY Mortgage Trust, Series 2015-1740, Class A4, 2.917%, 1/13/2035	3,300,000	3,176,161
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[4], 3.759%, 4/15/2044	141,121	141,968
Commercial Mortgage Pass-Through Certificates, Series 2006-GG7, Class A4[3], 6.021%, 7/10/2038	540,287	545,073
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[4], 3.156%, 7/10/2046	7,796	7,791
Commercial Mortgage Pass-Through Certificates, Series 2015-3BP, Class A4, 3.178%, 2/10/2035	3,300,000	3,293,606
Commercial Mortgage Pass-Through Certificates, Series 2015-LC19, Class A4, 3.183%, 2/10/2048	3,500,000	3,513,949

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Commercial Mortgage Pass-Through Certificates, Series 2015-PC1, Class A5, 3.902%, 7/10/2050	1,650,000	$1,737,848
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[3,4], 2.50%, 5/25/2043	1,203,949	1,158,754
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[3,4], 2.13%, 2/25/2043	985,460	928,665
DB-UBS Mortgage Trust, Series 2011-LC1A, Class A1[4], 3.742%, 11/10/2046	92,545	93,010
Extended Stay America Trust, Series 2013-ESH7, Class A27[4], 2.958%, 12/5/2031	1,410,000	1,411,471
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class ASQ2, 1.246%, 8/25/2017	876,751	880,028
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[3], 1.612%, 8/25/2020	9,533,402	499,672
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[3], 1.404%, 4/25/2021	10,065,204	571,649
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[3], 1.71%, 10/25/2021	4,248,425	322,973
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[3], 1.567%, 12/25/2021	7,480,357	517,929
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[3], 1.627%, 6/25/2022	11,671,186	936,036
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[3], 0.334%, 4/25/2023	46,802,000	656,566
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[3], 0.234%, 5/25/2023	30,233,545	247,474
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1 (IO)[3], 1.708%, 10/25/2018	5,922,477	240,508
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019	1,325,000	1,334,576
FREMF Mortgage Trust, Series 2011-K701, Class B3,4, 4.436%, 7/25/2048	550,000	574,573
FREMF Mortgage Trust, Series 2011-K702, Class B3,4, 4.931%, 4/25/2044	675,000	715,753
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[4], 0.10%, 6/25/2046	83,853,805	485,061
FREMF Mortgage Trust, Series 2013-K712, Class B3,4 , 3.486%, 5/25/2045	1,050,000	1,074,983
FREMF Mortgage Trust, Series 2014-K41, Class B3,4, 3.96%, 11/25/2047	1,800,000	1,652,323
FREMF Mortgage Trust, Series 2014-K715, Class B3,4, 4.118%, 2/25/2046	1,750,000	1,776,564
FREMF Mortgage Trust, Series 2014-K716, Class B3,4, 4.085%, 8/25/2047	1,900,000	1,969,263
FREMF Mortgage Trust, Series 2015-K720, Class B3,4, 3.389%, 7/25/2022	820,000	731,932
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[3,4], 3.495%, 12/15/2019	2,100,000	2,119,620
GS Mortgage Securities Trust, Series 2010-C2, Class A1[4], 3.849%, 12/10/2043	124,992	129,374
GS Mortgage Securities Trust, Series 2013-GC16, Class A4, 4.271%, 11/10/2046	3,000,000	3,266,134
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB13, Class AM3, 5.527%, 1/12/2043	314,435	314,199
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A4[3], 6.105%, 4/15/2045	1,027,078	1,039,295
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3, 5.336%, 5/15/2047	3,775,145	3,885,274
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[3,4], 3.00%, 3/25/2043	798,408	789,073
JP Morgan Mortgage Trust, Series 2013-2, Class A2[3,4], 3.50%, 5/25/2043	921,452	935,634
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[3,4], 3.00%, 6/25/2029	1,374,890	1,402,656

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [2]		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class A4, 3.179%, 2/15/2048		2,500,000	$2,491,606
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3, 5.347%, 11/15/2038		2,000,000	2,051,239
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2[4], 2.767%, 1/20/2041		1,333,072	1,355,023
Morgan Stanley Capital I Trust, Series 2006-T23, Class A4[3], 6.019%, 8/12/2041		2,641,155	2,685,418
Morgan Stanley Capital I Trust, Series 2011-C1, Class A2[4], 3.884%, 9/15/2047		121,750	122,056
Motel 6 Trust, Series 2015-MTL6, Class B4, 3.298%, 2/5/2030		1,220,000	1,214,817
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[3,4], 3.75%, 11/25/2054		1,361,921	1,396,431
OBP Depositor LLC Trust, Series 2010-OBP, Class A4, 4.646%, 7/15/2045		115,000	126,336
SBA Small Business Investment Companies, Series 2015-10B, Class 1, 2.829%, 9/10/2025		3,965,000	4,028,539
SCG Trust, Series 2013-SRP1, Class AJ3,4, 2.146%, 11/15/2026		2,600,000	2,580,530
Sequoia Mortgage Trust, Series 2013-2, Class A1[3], 1.874%, 2/25/2043		952,782	880,393
Sequoia Mortgage Trust, Series 2013-7, Class A2[3], 3.00%, 6/25/2043		734,513	725,475
Sequoia Mortgage Trust, Series 2013-8, Class A1[3], 3.00%, 6/25/2043		1,012,359	990,728
U.S. Small Business Administration, Series 2015-10A, Class 1, 2.517%, 3/10/2025		971,929	985,183
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX4, 4.004%, 9/13/2028		350,000	375,562
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM3, 5.546%, 12/15/2044		345,801	345,400
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[3], 6.011%, 6/15/2045		750,000	757,579
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[4], 4.393%, 11/15/2043		600,000	650,669
Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class A5, 3.405%, 12/15/2047		2,700,000	2,733,712
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4, 3.166%, 2/15/2048		3,100,000	3,083,693
Wells Fargo Commercial Mortgage Trust, Series 2015-C30 - Class A4, 3.664%, 9/15/2058		1,500,000	1,550,212
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2[4], 3.791%, 2/15/2044		407,232	407,684
WF-RBS Commercial Mortgage Trust, Series 2013-C11, Class A2, 2.029%, 3/15/2045		1,465,000	1,475,779
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[3,4], 3.50%, 1/20/2045		1,369,238	1,379,369
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[3,4], 3.50%, 3/20/2045		1,713,777	1,752,390

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $88,433,643)			86,807,846

FOREIGN GOVERNMENT BONDS - 1.8%
Bonos de la Tesoreria de la Republica en pesos (Chile), 6.00%, 1/1/2018	CLP	805,000,000	1,238,552
Brazil Notas do Tesouro Nacional (Brazil), 10.00%, 1/1/2025	BRL	2,000,000	397,655
Brazilian Government International Bond (Brazil), 8.875%, 10/14/2019		700,000	827,750
Brazilian Government International Bond (Brazil), 4.25%, 1/7/2025		200,000	177,250
Canada Housing Trust No. 1 (Canada)[4], 4.10%, 12/15/2018	CAD	385,000	322,822
Canadian Government Bond (Canada), 1.50%, 9/1/2017	CAD	1,600,000	1,244,087
Canadian Government Bond (Canada), 2.75%, 6/1/2022	CAD	460,000	386,757
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020		6,425,000	6,500,410
Ireland Government Bond (Ireland), 5.00%, 10/18/2020	EUR	295,000	399,365
Ireland Government Bond (Ireland), 0.80%, 3/15/2022	EUR	200,000	223,682
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 9/1/2022	EUR	625,000	888,724
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 11/1/2022	EUR	760,000	1,082,244

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT[2]		VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS (continued)

Italy Buoni Poliennali Del Tesoro (Italy), 1.50%, 6/1/2025	EUR	200,000	$220,285
Japan Government Five Year Bond (Japan), 0.30%, 12/20/2016	JPY	100,300,000	833,944
Korea Treasury Bond (South Korea), 2.75%, 6/10/2016	KRW	460,000,000	406,417
Korea Treasury Bond (South Korea), 2.00%, 12/10/2017	KRW	470,000,000	415,304
Malaysia Government Bond (Malaysia), 3.172%, 7/15/2016	MYR	4,320,000	1,008,633
Malaysia Government Bond (Malaysia), 4.262%, 9/15/2016	MYR	3,275,000	771,447
Mexican Government Bond (Mexico), 8.00%, 12/17/2015	MXN	26,069,000	1,586,268
Mexican Government Bond (Mexico), 7.25%, 12/15/2016	MXN	5,945,000	374,368
Mexican Government Bond (Mexico), 5.00%, 6/15/2017	MXN	9,500,000	584,779
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	MXN	9,400,000	635,389
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	MXN	4,000,000	255,096
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	MXN	6,500,000	411,679
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	MXN	1,250,000	85,083
Norway Government Bond (Norway)[4], 4.25%, 5/19/2017	NOK	1,600,000	198,645
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	SGD	845,000	622,486
Spain Government Bond (Spain), 4.50%, 1/31/2018	EUR	325,000	392,231
Spain Government Bond (Spain)[4], 4.00%, 4/30/2020	EUR	510,000	645,001
Spain Government Bond (Spain)[4], 5.40%, 1/31/2023	EUR	755,000	1,068,099
Spain Government Bond (Spain)[4], 1.60%, 4/30/2025	EUR	200,000	219,863
United Kingdom Gilt (United Kingdom), 2.00%, 1/22/2016	GBP	800,000	1,237,220
United Kingdom Gilt (United Kingdom), 1.00%, 9/7/2017	GBP	375,000	582,086
United Kingdom Gilt (United Kingdom), 5.00%, 3/7/2018	GBP	475,000	807,093

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $30,081,167)			27,050,714

U.S. GOVERNMENT AGENCIES - 8.8%

Mortgage-Backed Securities - 5.4%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		579,077	625,649
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		41,142	44,095
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		56,712	61,923
Fannie Mae, Pool #995329, 5.50%, 12/1/2021		393,618	424,477
Fannie Mae, Pool #888136, 6.00%, 12/1/2021		70,414	77,003
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		696,744	752,056
Fannie Mae, Pool #990895, 5.50%, 10/1/2023		55,640	60,431
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024		43,279	47,352
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034		1,622,119	1,766,838
Fannie Mae, Pool #MA1890, 4.00%, 5/1/2034		1,415,573	1,522,835
Fannie Mae, Pool #MA1903, 4.50%, 5/1/2034		731,576	796,770
Fannie Mae, Pool #AS3677, 4.00%, 10/1/2034		1,618,202	1,738,185
Fannie Mae, Pool #MA2177, 4.00%, 2/1/2035		1,863,196	2,002,100
Fannie Mae, Pool #MA2198, 3.50%, 3/1/2035		3,804,989	3,995,985
Fannie Mae, Pool #888021, 6.00%, 12/1/2036		93,049	105,558
Fannie Mae, Pool #909786, 5.50%, 3/1/2037		248,349	277,932
Fannie Mae, Pool #995050, 6.00%, 9/1/2037		273,937	310,744
Fannie Mae, Pool #AB8161, 6.00%, 12/1/2037		965,719	1,094,684
Fannie Mae, Pool #933731, 5.50%, 4/1/2038		1,001,043	1,121,831
Fannie Mae, Pool #889576, 6.00%, 4/1/2038		582,577	661,084
Fannie Mae, Pool #889624, 5.50%, 5/1/2038		1,142,435	1,278,977
Fannie Mae, Pool #889579, 6.00%, 5/1/2038		542,061	614,663
Fannie Mae, Pool #995196, 6.00%, 7/1/2038		30,701	34,827
Fannie Mae, Pool #AD0119, 6.00%, 7/1/2038		395,438	447,760
Fannie Mae, Pool #AD0207, 6.00%, 10/1/2038		1,836,700	2,082,965

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #AD0220, 6.00%, 10/1/2038	50,515	$57,313
Fannie Mae, Pool #890294, 5.50%, 1/1/2039	2,056,678	2,304,861
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039	1,147,026	1,284,862
Fannie Mae, Pool #AD0527, 5.50%, 6/1/2039	181,437	203,342
Fannie Mae, Pool #MA0258, 4.50%, 12/1/2039	1,337,311	1,452,640
Fannie Mae, Pool #890326, 5.50%, 1/1/2040	1,600,748	1,792,534
Fannie Mae, Pool #AL1595, 6.00%, 1/1/2040	954,699	1,081,546
Fannie Mae, Pool #AE0061, 6.00%, 2/1/2040	1,015,774	1,151,498
Fannie Mae, Pool #AL0152, 6.00%, 6/1/2040	1,259,526	1,428,486
Fannie Mae, Pool #AL2581, 6.00%, 6/1/2040	794,975	901,686
Fannie Mae, Pool #890519, 6.00%, 10/1/2040	1,881,581	2,132,826
Fannie Mae, Pool #AE0951, 4.50%, 2/1/2041	815,015	885,650
Fannie Mae, Pool #AH9054, 4.50%, 4/1/2041	359,053	390,172
Fannie Mae, Pool #AI2468, 4.50%, 5/1/2041	279,351	303,570
Fannie Mae, Pool #AL0160, 4.50%, 5/1/2041	836,001	908,386
Fannie Mae, Pool #AJ1415, 4.50%, 9/1/2041	198,766	216,027
Fannie Mae, Pool #AK4940, 3.50%, 3/1/2042	903,844	942,883
Fannie Mae, Pool #AL6294, 4.50%, 11/1/2044	3,446,201	3,754,669
Fannie Mae, Pool #AX5234, 4.50%, 11/1/2044	2,612,158	2,837,248
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	206,338	219,156
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	68,901	75,224
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	50,066	54,679
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	38,256	41,884
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	68,680	75,257
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	27,887	30,304
Freddie Mac, Pool #C91754, 4.50%, 3/1/2034	963,428	1,049,720
Freddie Mac, Pool #C91762, 4.50%, 5/1/2034	1,192,980	1,299,836
Freddie Mac, Pool #C91766, 4.50%, 5/1/2034	844,102	912,671
Freddie Mac, Pool #C91771, 4.50%, 6/1/2034	857,416	938,031
Freddie Mac, Pool #C91780, 4.50%, 7/1/2034	1,056,030	1,150,441
Freddie Mac, Pool #K92054, 4.00%, 10/1/2034	871,174	935,346
Freddie Mac, Pool #C91850, 4.00%, 9/1/2035	3,182,656	3,411,262
Freddie Mac, Pool #G03332, 6.00%, 10/1/2037	108,197	122,694
Freddie Mac, Pool #G03696, 5.50%, 1/1/2038	223,993	249,521
Freddie Mac, Pool #G03926, 6.00%, 2/1/2038	283,266	320,546
Freddie Mac, Pool #G04264, 5.50%, 4/1/2038	684,086	761,565
Freddie Mac, Pool #G04731, 5.50%, 4/1/2038	424,783	473,748
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038	518,492	577,836
Freddie Mac, Pool #G04601, 5.50%, 7/1/2038	1,389,978	1,543,735
Freddie Mac, Pool #G05956, 5.50%, 7/1/2038	1,006,681	1,121,707
Freddie Mac, Pool #G04587, 5.50%, 8/1/2038	1,505,511	1,676,956
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	396,254	441,919
Freddie Mac, Pool #G06172, 5.50%, 12/1/2038	751,806	836,573
Freddie Mac, Pool #G05409, 5.50%, 3/1/2039	516,235	575,782
Freddie Mac, Pool #A86522, 4.50%, 5/1/2039	1,121,976	1,215,638
Freddie Mac, Pool #A89760, 4.50%, 12/1/2039	203,810	220,951
Freddie Mac, Pool #G06021, 5.50%, 1/1/2040	237,859	265,316
Freddie Mac, Pool #G05923, 5.50%, 2/1/2040	148,161	165,020
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	430,835	488,674
Freddie Mac, Pool #G05906, 6.00%, 4/1/2040	267,987	304,122

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® EXTENDED TERM SERIES	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G07589, 5.50%, 6/1/2041	2,427,992	$2,707,048
Freddie Mac, Pool #Q17719, 3.50%, 4/1/2043	1,291,556	1,344,673
Freddie Mac, Pool #Q28831, 4.50%, 10/1/2044	717,636	780,711
Freddie Mac, Pool #C09068, 3.50%, 11/1/2044	996,961	1,035,989
Freddie Mac, Pool #G08669, 4.00%, 9/1/2045	1,964,465	2,091,203
Freddie Mac, Pool #G08672, 4.00%, 10/1/2045	3,910,000	4,162,254

Total Mortgage-Backed Securities
(Identified Cost $78,144,376)		79,654,915

Other Agencies - 3.4%
Fannie Mae, 1.50%, 11/30/2020
(Identified Cost $49,589,000)	50,000,000	49,569,050

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $127,733,376)		129,223,965

U.S. GOVERNMENT SECURITIES - 2.2%

U.S. Treasury Bills - 2.2%
U.S. Treasury Bill[12,13], 0.281%, 6/23/2016
(Identified Cost $32,141,671)	32,200,000	32,141,138

SHORT-TERM INVESTMENT - 5.8%

Dreyfus Cash Management, Inc. - Institutional Shares[14], 0.06%,
(Identified Cost $85,858,350)	85,858,350	85,858,350

TOTAL INVESTMENTS - 102.3%
(Identified Cost $1,465,677,990)		1,505,026,191
LIABILITIES, LESS OTHER ASSETS - (2.3%)		(34,367,696)

NET ASSETS - 100%		$1,470,658,495

FUTURES CONTRACTS: LONG POSITIONS OPEN AT OCTOBER 31, 2015:
CONTRACTS PURCHASED	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE[2]	UNREALIZED DEPRECIATION
2,681	U.S. Treasury Notes (2 Year)	CBOT	December 2015	586,217,406	$(211,178)
1,453	Euro Dollar Futures	CME	June 2016	360,761,737	(34,905)

Total					(246,083)

FUTURES CONTRACTS: SHORT POSITIONS OPEN AT OCTOBER 31, 2015:
CONTRACTS SOLD	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE[2]	UNREALIZED APPRECIATION (DEPRECIATION)
299	U.S. Treasury Bonds (30 Year)	CBOT	December 2015	46,774,812	$(467,285)
390	U.S. Treasury Notes (10 Year)	CBOT	December 2015	49,798,125	170,243
642	U.S. Treasury Notes (5 Year)	CBOT	December 2015	76,894,547	105,417
106	U.S. Ultra Treasury Bonds	CBOT	December 2015	16,933,500	(49,697)
208	Euro Dollar Futures	CME	September 2018	51,030,200	(21,187)
364	Euro Dollar Futures	CME	December 2018	89,211,850	(84,377)
365	Euro Dollar Futures	CME	March 2019	89,383,938	(83,341)
365	Euro Dollar Futures	CME	June 2019	89,310,938	(176,666)
157	Euro Dollar Futures	CME	September 2019	38,384,538	14,720

Total					(592,173)

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

ADR - American Depositary Receipt

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CBOT - Chicago Board of Trade

CLP - Chilean Peso

CME - Chicago Mercantile Exchange

EUR - Euro

GBP - British Pound

IO - Interest only

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

SGD - Singapore Dollar

##Less than 0.1%.

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Amount is stated in USD unless otherwise noted.

3The coupon rate is floating and is the effective rate as of October 31, 2015.

4Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $141,019,695 or 9.6%, of the Series’ net assets as of October 31, 2015 (see Note 2 to the financial statements).

5Security is perpetual in nature and has no stated maturity date.

6The rate shown is a fixed rate as of October 31, 2015; the rate becomes floating, based on U.S. Treasury Yield Curve Rate Treasury Note Constant Maturity 5 Year in June 2017.

7The rate shown is a fixed rate as of October 31, 2015; the rate becomes floating, based on U.S. Treasury Note (5 Year) in July 2016.

8The rate shown is a fixed rate as of October 31, 2015; the rate becomes floating, based on LIBOR plus a spread, in December 2024.

9The rate shown is a fixed rate as of October 31, 2015; the rate becomes floating, based on LIBOR plus a spread, in June 2022.

10The rate shown is a fixed rate as of October 31, 2015; the rate becomes floating, based on LIBOR plus a spread, in September 2022.

11Represents a Payment-In-Kind bond.

12All or a portion of security has been pledged in connection with outstanding futures contracts.

13Represents the annualized yield at time of purchase.

14Rate shown is the current yield as of October 31, 2015.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2015

ASSETS:

Investments, at value (identified cost $1,465,677,990) (Note 2)	$1,505,026,191
Deposits at broker for futures contracts	8,770,246
Receivable for securities sold	7,393,636
Interest receivable	5,053,059
Receivable for fund shares sold	613,174
Dividends receivable	453,024
Foreign tax reclaims receivable	494,164
Prepaid and other expenses	164

TOTAL ASSETS	1,527,803,658

LIABILITIES:

Accrued management fees (Note 3)	932,817
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R) (Note 3)	155,656
Accrued shareholder services fees (Class S) (Note 3)	151,727
Accrued fund accounting and administration fees (Note 3)	67,337
Accrued transfer agent fees (Note 3)	53,084
Accrued Chief Compliance Officer service fees (Note 3)	421
Accrued foreign capital gains tax (Note 2)	766
Accrued Directors’ fees (Note 3)	41
Payable for securities purchased	52,903,297
Payable for fund shares repurchased	2,146,866
Variation margin payable on futures contracts	531,201
Other payables and accrued expenses	201,950

TOTAL LIABILITIES	57,145,163

TOTAL NET ASSETS	$1,470,658,495

NET ASSETS CONSIST OF:

Capital stock	$1,207,240
Additional paid-in-capital	1,399,269,093
Undistributed net investment income	6,349,236
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	25,376,924
Net unrealized appreciation on investments (net of foreign capital gains tax of $766), foreign currency and translation of other assets and liabilities	38,456,002

TOTAL NET ASSETS	$1,470,658,495

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series

October 31, 2015

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($718,811,118/ 43,774,857 shares)	$16.42

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($545,569,725/ 56,983,063 shares)	$9.57

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($165,898,178/ 16,249,646 shares)	$10.21

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($40,379,474/ 3,716,438 shares)	$10.87

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Extended Term Series

For the Year Ended October 31, 2015

INVESTMENT INCOME:

Interest	$18,979,338
Dividends (net of foreign taxes withheld, $350,028)	14,255,607

Total Investment Income	33,234,945

EXPENSES:

Management fees (Note 3)	12,254,789
Shareholder services fees (Class S) (Note 3)	2,011,545
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	1,687,035
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	292,049
Fund accounting and administration fees (Note 3)	265,685
Transfer agent fees (Note 3)	256,112
Directors’ fees (Note 3)	56,680
Chief Compliance Officer service fees (Note 3)	2,520
Custodian fees	148,024
Miscellaneous	379,726

Total Expenses	17,354,165

NET INVESTMENT INCOME	15,880,780

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	30,740,394
Futures contracts	(8,183,974)
Options Written	3,322,354
Foreign currency and translation of other assets and liabilities	(431,735)

25,447,039

Net change in unrealized appreciation (depreciation) on-
Investments (net of decrease in accrued foreign capital gains tax of $568)	(73,838,287)
Futures contracts	(971,570)
Options Written	221,687
Foreign currency and translation of other assets and liabilities	(13,556)

(74,601,726)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(49,154,687)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(33,273,907)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Extended Term Series

	FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$15,880,780	$17,727,861
Net realized gain on investments and foreign currency	25,447,039	170,870,715
Net change in unrealized depreciation on investments and foreign currency	(74,601,726)	(77,886,991)

Net increase (decrease) from operations	(33,273,907)	110,711,585

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(5,232,086)	(5,851,421)
From net investment income (Class I)	(9,395,801)	(8,724,840)
From net investment income (Class C)	(660,165)	(706,642)
From net investment income (Class R)	(510,084)	(534,624)
From net realized gain on investments (Class S)	(63,495,422)	(41,050,473)
From net realized gain on investments (Class I)	(81,338,580)	(43,085,027)
From net realized gain on investments (Class C)	(18,859,983)	(9,510,512)
From net realized gain on investments (Class R)	(7,014,868)	(4,118,550)

Total distributions to shareholders	(186,506,989)	(113,582,089)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(70,659,450)	212,524,069

Net increase (decrease) in net assets	(290,440,346)	209,653,565

NET ASSETS:

Beginning of year	1,761,098,841	1,551,445,276

End of year (including undistributed net investment income of $6,349,236 and $7,131,536, respectively)	$1,470,658,495	$1,761,098,841

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class S

	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$18.28	$18.10	$16.01	$15.46	$15.16

Income from investment operations:
Net investment income[1]	0.16	0.19	0.17	0.19	0.23
Net realized and unrealized gain on investments	(0.56)	1.02	2.56	1.01	0.26

Total from investment operations	(0.40)	1.21	2.73	1.20	0.49

Less distributions to shareholders:
From net investment income	(0.11)	(0.13)	(0.14)	(0.19)	(0.19)
From net realized gain on investments	(1.35)	(0.90)	(0.50)	(0.46)	—

Total distributions to shareholders	(1.46)	(1.03)	(0.64)	(0.65)	(0.19)

Net asset value - End of year	$16.42	$18.28	$18.10	$16.01	$15.46

Net assets - End of year (000’s omitted)	$718,811	$872,014	$820,370	$792,804	$716,536

Total return[2]	(2.16%)	7.08%	17.56%	8.26%	3.26%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.07%	1.06%	1.06%	1.07%	1.08%
Net investment income	0.96%	1.04%	1.03%	1.20%	1.49%
Series portfolio turnover	66%	65%	64%	58%	65%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class I

	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.30	$11.60	$10.50	$10.38	$10.26

Income from investment operations:
Net investment income[1]	0.12	0.15	0.14	0.15	0.18
Net realized and unrealized gain on investments	(0.34)	0.62	1.64	0.66	0.17

Total from investment operations	(0.22)	0.77	1.78	0.81	0.35

Less distributions to shareholders:
From net investment income	(0.16)	(0.17)	(0.18)	(0.23)	(0.23)
From net realized gain on investments	(1.35)	(0.90)	(0.50)	(0.46)	—

Total distributions to shareholders	(1.51)	(1.07)	(0.68)	(0.69)	(0.23)

Net asset value - End of year	$9.57	$11.30	$11.60	$10.50	$10.38

Net assets - End of year (000’s omitted)	$545,570	$659,331	$547,522	$429,157	$321,632

Total return[2]	(1.91%)	7.32%	17.80%	8.60%	3.43%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.82%	0.81%	0.81%	0.82%	0.83%
Net investment income	1.22%	1.29%	1.27%	1.45%	1.74%
Series portfolio turnover	66%	65%	64%	58%	65%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class C

	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.95	$12.21	$11.02	$10.86	$10.74

Income from investment operations:
Net investment income[1]	0.02	0.03	0.03	0.05	0.08
Net realized and unrealized gain on investments	(0.36)	0.67	1.73	0.70	0.19

Total from investment operations	(0.34)	0.70	1.76	0.75	0.27

Less distributions to shareholders:
From net investment income	(0.05)	(0.06)	(0.07)	(0.13)	(0.15)
From net realized gain on investments	(1.35)	(0.90)	(0.50)	(0.46)	—

Total distributions to shareholders	(1.40)	(0.96)	(0.57)	(0.59)	(0.15)

Net asset value - End of year	$10.21	$11.95	$12.21	$11.02	$10.86

Net assets - End of year (000’s omitted)	$165,898	$164,191	$124,854	$85,588	$68,436

Total return[2]	(2.91%)	6.28%	16.65%	7.51%	2.49%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.82%	1.81%	1.81%	1.82%	1.83%
Net investment income	0.21%	0.29%	0.27%	0.44%	0.71%
Series portfolio turnover	66%	65%	64%	58%	65%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class R

	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.62	$12.83	$11.54	$11.36	$11.22

Income from investment operations:
Net investment income[1]	0.08	0.10	0.09	0.10	0.11
Net realized and unrealized gain on investments	(0.38)	0.70	1.82	0.74	0.23

Total from investment operations	(0.30)	0.80	1.91	0.84	0.34

Less distributions to shareholders:
From net investment income	(0.10)	(0.11)	(0.12)	(0.20)	(0.20)
From net realized gain on investments	(1.35)	(0.90)	(0.50)	(0.46)	—

Total distributions to shareholders	(1.45)	(1.01)	(0.62)	(0.66)	(0.20)

Net asset value - End of year	$10.87	$12.62	$12.83	$11.54	$11.36

Net assets - End of year (000’s omitted)	$40,379	$65,563	$58,700	$38,261	$8,281

Total return[2]	(2.39%)	6.81%	17.28%	8.03%	3.04%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.32%	1.31%	1.31%	1.33%	1.33%
Net investment income	0.71%	0.79%	0.77%	0.90%	0.97%
Series portfolio turnover	66%	65%	64%	58%	65%

1Calculated based on average shares outstanding during the periods.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Performance Update as of October 31, 2015 - Pro-Blend® Maximum Term Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]

Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S3	-2.03%	8.16%	6.17%	8.85%

Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class I3,4	-1.82%	8.42%	6.36%	8.95%

Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class C3,5	-2.76%	7.36%	5.40%	8.11%

Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class R3,5	-2.28%	7.88%	5.93%	8.64%

Russell 3000® Index[6]	4.49%	14.14%	7.94%	8.68%

65/20/15 Blended Index[7]	2.38%	10.21%	6.94%	7.75%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S for the ten years ended October 31, 2015 to the Russell 3000® Index and the 65/20/15 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from November 1, 1995, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended October 31, 2015, this net expense ratio was 1.08% for Class S, 0.83% for Class I, 1.83% for Class C and 1.33% for Class R. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.08% for Class S, 0.83% for Class I, 1.83% for Class C and 1.33% for Class R for the year ended October 31, 2015.

4For the periods through the inception of Class I on March 28, 2008, performance is based on the hypothetical performance of Class S shares. Because Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

5For periods through the inception of Class C on January 4, 2010 and Class R on June 30, 2010, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Pro-Blend® Maximum Term Series - Class S adjusted for expense differences.

6The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

Performance Update as of October 31, 2015 - Pro-Blend® Maximum Term Series

(unaudited)

7The 65/20/15 Blended Index is 65% Russell 3000® Index (Russell 3000), 20% MSCI ACWI ex USA Index (ACWIxUS), and 15% Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 44 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to 12/31/1998, as net returns were not available. Subsequent to 12/31/1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends, thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the Series’ asset allocation will vary over time, the composition of the Series’ portfolio may not match the composition of the comparative indices.

Shareholder Expense Example - Pro-Blend® Maximum Term Series

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 5/1/15	ENDING ACCOUNT VALUE 10/31/15	EXPENSES PAID DURING PERIOD 5/1/15-10/31/15*	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$946.20	$5.40	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class I
Actual	$1,000.00	$946.70	$4.17	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class C
Actual	$1,000.00	$942.60	$9.06	1.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	$9.40	1.85%
Class R
Actual	$1,000.00	$944.90	$6.57	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82	1.34%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

Portfolio Composition - Pro-Blend® Maximum Term Series

As of October 31, 2015 (unaudited)

Sector Allocation[4]
Information Technology	23.8%
Consumer Discretionary	20.8%
Health Care	15.2%
Consumer Staples	10.7%
Industrials	8.7%
Financials	7.1%
Energy	3.6%
Materials	3.4%
Telecommunication Services	0.5%
Utilities	0.2%

[4]Including common stocks and corporate bonds, as a percentage of totalinvestments.

Top Ten Stock Holdings[5]
The Priceline Group, Inc.	2.9%
MasterCard, Inc. - Class A	2.2%
Discovery Communications, Inc. - Class A	2.2%
Alphabet, Inc. - Class C	2.1%
Monsanto Co.	2.0%
Time Warner, Inc.	2.0%
Alphabet, Inc. - Class A	1.8%
Apple, Inc.	1.8%
DaVita HealthCare Partners, Inc.	1.8%
Twenty-First Century Fox, Inc. - Class A	1.7%

5As a percentage of total investments.

Investment Portfolio - October 31, 2015

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 90.0%

Consumer Discretionary - 20.2%
Auto Components - 0.0%#
F.C.C. Co. Ltd. (Japan)[1]	13,700	$242,282

Diversified Consumer Services - 0.9%
Fu Shou Yuan International Group Ltd. (China)[1]	1,172,000	799,110
H&R Block, Inc.	41,710	1,554,115
Houghton Mifflin Harcourt Co.*	323,113	6,329,784
Kroton Educacional S.A. (Brazil)	284,812	728,176

		9,411,185

Hotels, Restaurants & Leisure - 1.3%
Accor S.A. (France)[1]	11,340	563,139
Yum! Brands, Inc.	167,080	11,847,643

		12,410,782

Household Durables - 0.0%#
DR Horton, Inc.	1,754	51,638
Lennar Corp. - Class A	1,062	53,174
Toll Brothers, Inc.*	1,483	53,343
TRI Pointe Group, Inc.*	3,830	49,713

		207,868

Internet & Catalog Retail - 4.3%
ASOS plc (United Kingdom)*[1]	10,510	526,856
The Priceline Group, Inc.*	19,390	28,197,714
Rakuten, Inc. (Japan)[1]	57,010	789,770
TripAdvisor, Inc.*	158,790	13,303,426

		42,817,766

Media - 11.7%
AMC Networks, Inc. - Class A*	222,710	16,456,042
Cogeco Cable, Inc. (Canada)	13,150	679,122
Discovery Communications, Inc. - Class A*	724,790	21,337,818
Global Mediacom Tbk PT (Indonesia)[1]	2,506,940	158,776
ITV plc (United Kingdom)[1]	97,910	380,113
Liberty Global plc - Class A - ADR (United Kingdom)*	211,567	9,418,963
Modern Times Group AB - Class B (Sweden)[1]	4,640	131,622
Sinclair Broadcast Group, Inc. - Class A	314,351	9,433,673
TEGNA, Inc.	204,090	5,518,594
Time Warner, Inc.	264,460	19,924,416
Tribune Media Co. - Class A	358,710	14,466,774
Twenty-First Century Fox, Inc. - Class A	544,935	16,724,055

		114,629,968

Specialty Retail - 0.6%
Advance Auto Parts, Inc.	18,730	3,716,594
Dick’s Sporting Goods, Inc.	24,750	1,102,613
Kingfisher plc (United Kingdom)[1]	70,850	385,122
Komeri Co. Ltd. (Japan)[1]	20,000	427,593

		5,631,922

Textiles, Apparel & Luxury Goods - 1.4%
Adidas AG (Germany)[1]	1,720	154,144
Gildan Activewear, Inc. (Canada)	42,530	1,221,887
Kering (France)[1]	3,795	701,864
lululemon athletica, Inc.*	232,346	11,424,453

		13,502,348

Total Consumer Discretionary		198,854,121

Consumer Staples - 10.4%
Beverages - 5.6%
AMBEV S.A. - ADR (Brazil)	2,919,944	14,220,127
Anheuser-Busch InBev N.V. (Belgium)[1]	119,068	14,207,746
Cia Cervecerias Unidas S.A. - ADR (Chile)	17,290	414,441
The Coca-Cola Co.	304,600	12,899,810
Diageo plc (United Kingdom)[1]	437,630	12,616,792
Remy Cointreau S.A. (France)[1]	1,250	86,832
SABMiller plc (United Kingdom)[1]	4,660	286,232
Treasury Wine Estates Ltd. - Rights (Australia)*[1]	17,792	18,777
Treasury Wine Estates Ltd. (Australia)[1]	133,438	667,864

		55,418,621

Food & Staples Retailing - 0.3%
Carrefour S.A. (France)[1]	16,618	541,514
Casino Guichard-Perrachon S.A. (France)[1]	2,060	118,357
Dairy Farm International Holdings Ltd. (Hong Kong)[1]	52,500	345,660
Sprouts Farmers Market, Inc.*	57,090	1,163,494
Tesco plc (United Kingdom)*[1]	286,140	806,996

		2,976,021

Food Products - 1.9%
Biostime International Holdings Ltd. - Class H (China)[1]	160,550	356,477
Danone S.A. (France)[1]	14,733	1,023,944
Grupo Bimbo S.A.B. de C.V. - Class A (Mexico)*	205,290	580,531
Keurig Green Mountain, Inc.	27,110	1,375,833
M Dias Branco S.A. (Brazil)	12,100	219,313
Nestle S.A. (Switzerland)[1]	162,107	12,380,759
Post Holdings, Inc.*	18,290	1,175,498
Sao Martinho S.A. (Brazil)	54,230	624,765
Suedzucker AG (Germany)[1]	41,622	776,768

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Tiger Brands Ltd. (South Africa)[1]	11,210	$256,304

		18,770,192

Personal Products - 2.4%
Beiersdorf AG (Germany)[1]	112,820	10,715,177
Herbalife Ltd.*	11,400	638,856
Unilever plc - ADR (United Kingdom)	281,540	12,514,453

		23,868,486

Tobacco - 0.2%
Gudang Garam Tbk PT (Indonesia)[1]	138,560	433,715
Japan Tobacco, Inc. (Japan)[1]	16,000	553,789
Swedish Match AB (Sweden)[1]	21,510	676,183

		1,663,687

Total Consumer Staples		102,697,007

Energy - 3.2%
Energy Equipment & Services - 1.9%
Schlumberger Ltd.	143,698	11,231,436
Spectrum ASA (Norway)[1]	42,030	145,925
TGS Nopec Geophysical Co. ASA (Norway)[1]	23,780	471,507
Weatherford International plc - ADR*	615,890	6,306,714

		18,155,582

Oil, Gas & Consumable Fuels - 1.3%
Cameco Corp. (Canada)	32,685	463,146
Cosan S.A. Industria e Comercio (Brazil)	28,860	184,914
Galp Energia SGPS S.A. (Portugal)[1]	61,000	658,493
Range Resources Corp.	367,960	11,200,702
Royal Dutch Shell plc - Class B (Netherlands)[1]	17,214	450,744
Whitehaven Coal Ltd. (Australia)*[1]	84,900	60,971

		13,018,970

Total Energy		31,174,552

Financials - 5.7%
Banks - 0.0%#
ICICI Bank Ltd. - ADR (India)	33,350	287,477

Capital Markets - 0.2%
Daiwa Securities Group, Inc. (Japan)[1]	60,000	410,254
Financial Engines, Inc.	34,290	1,102,766

		1,513,020

Consumer Finance - 1.7%
SLM Corp.*	1,473,600	10,403,616
Synchrony Financial*	215,490	6,628,472

		17,032,088

Diversified Financial Services - 0.2%
JSE Ltd. (South Africa)[1]	35,430	341,309
Morningstar, Inc.	12,470	1,023,912

		1,365,221

Insurance - 0.1%
Admiral Group plc (United Kingdom)[1]	7,749	192,300
Mapfre S.A. (Spain)[1]	196,550	583,117

		775,417

Real Estate Investment Trusts (REITS) - 2.8%
Agree Realty Corp.	6,110	197,842
Alexandria Real Estate Equities, Inc.	2,670	239,606
Alstria Office REIT AG (Germany)[1]	43,080	601,080
American Campus Communities, Inc.	3,930	159,440
American Capital Agency Corp.	3,000	53,490
Annaly Capital Management, Inc.	6,040	60,098
Apartment Investment & Management Co. - Class A	5,430	212,802
AvalonBay Communities, Inc.	2,140	374,136
Boston Properties, Inc.	960	120,816
Brixmor Property Group, Inc.	9,810	251,332
Care Capital Properties, Inc.	1,662	54,763
CatchMark Timber Trust, Inc. - Class A	10,670	116,837
Chesapeake Lodging Trust	10,820	297,983
Columbia Property Trust, Inc.	4,580	113,767
Community Healthcare Trust, Inc.	8,660	158,565
CoreSite Realty Corp.	1,030	56,599
Crown Castle International Corp.	1,820	155,537
CubeSmart	7,880	219,222
DCT Industrial Trust, Inc.	4,860	180,403
DDR Corp.	13,050	219,240
Digital Realty Trust, Inc.	810	59,908
Douglas Emmett, Inc.	6,220	190,021
Education Realty Trust, Inc.	5,526	198,439
Equity LifeStyle Properties, Inc.	2,280	137,894
Equity One, Inc.	4,870	129,445
Equity Residential	2,420	187,114
Extra Space Storage, Inc.	980	77,655
Fibra Shop Portafolios Inmobiliarios S.A.P.I. de C.V. (Mexico)	79,496	81,480
General Growth Properties, Inc.	8,720	252,444
HCP, Inc.	3,130	116,436
Healthcare Trust of America, Inc. - Class A	4,470	117,606
Host Hotels & Resorts, Inc.	9,380	162,555
Inland Real Estate Corp.	19,750	174,788
Kite Realty Group Trust	4,477	118,238
Lamar Advertising Co. - Class A	2,010	113,424

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
LaSalle Hotel Properties	8,730	$256,749
Liberty Property Trust	4,590	156,152
Mack-Cali Realty Corp.	10,560	229,786
Mid-America Apartment Communities, Inc.	3,120	265,793
Outfront Media, Inc.	7,730	182,505
Paramount Group, Inc.	15,260	271,170
Pebblebrook Hotel Trust	4,920	168,166
Physicians Realty Trust	16,740	267,505
Plum Creek Timber Co., Inc.	188,248	7,669,224
Prologis, Inc.	5,730	244,843
Public Storage	1,000	229,460
Rexford Industrial Realty, Inc.	7,210	109,231
Sabra Health Care REIT, Inc.	4,010	90,947
Scentre Group (Australia)[1]	37,270	109,318
Simon Property Group, Inc.	4,050	815,913
Sovran Self Storage, Inc.	2,150	214,721
Tanger Factory Outlet Centers, Inc.	3,360	117,432
Taubman Centers, Inc.	2,370	182,443
Terreno Realty Corp.	5,480	122,642
UDR, Inc.	5,420	186,773
Urban Edge Properties	6,730	159,770
Ventas, Inc.	2,110	113,349
Westfield Corp. (Australia)[1]	19,610	142,273
Weyerhaeuser Co.	315,762	9,261,300

		27,528,470

Real Estate Management & Development - 0.7%
CBRE Group, Inc. - Class A*	2,520	93,946
First Capital Realty, Inc. (Canada)	5,180	76,733
Forest City Enterprises, Inc. - Class A*	7,190	158,899
Realogy Holdings Corp.*	174,970	6,841,327

		7,170,905

Total Financials		55,672,598

Health Care - 15.2%
Biotechnology - 0.1%
Green Cross Corp. (South Korea)[1]	1,180	187,036
Seattle Genetics, Inc.*	15,410	639,361

		826,397

Health Care Equipment & Supplies - 4.3%
Alere, Inc.*	194,780	8,983,254
BioMerieux (France)[1]	638	74,119
Carl Zeiss Meditec AG (Germany)[1]	10,226	299,533
Halyard Health, Inc.*	26,240	778,803
Intuitive Surgical, Inc.*	31,320	15,553,512
Medtronic plc	212,450	15,704,304
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)[1]	877,800	606,090

		41,999,615

Health Care Providers & Services - 4.9%
Air Methods Corp.*	14,870	608,629
DaVita HealthCare Partners, Inc.*	223,410	17,316,509
Express Scripts Holding Co.*	181,100	15,643,418
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	137,360	12,363,440
Fresenius Medical Care AG & Co. KGaA - ADR (Germany)	15,410	692,371
KPJ Healthcare Berhad (Malaysia)[1]	258,230	256,667
Odontoprev S.A. (Brazil)	179,170	459,011
Siloam International Hospitals Tbk PT (Indonesia)[1]	335,900	266,987

		47,607,032

Health Care Technology - 1.6%
Cerner Corp.*	239,110	15,850,602

Life Sciences Tools & Services - 2.0%
QIAGEN N.V.*[1]	7,100	172,130
QIAGEN N.V. - ADR*	393,520	9,511,378
Thermo Fisher Scientific, Inc.	77,360	10,117,141

		19,800,649

Pharmaceuticals - 2.3%
AstraZeneca plc - ADR (United Kingdom)	20,520	654,383
Genomma Lab Internacional S.A.B. de C.V. - Class B (Mexico)*	241,340	177,084
GlaxoSmithKline plc (United Kingdom)[1]	10,705	230,860
Johnson & Johnson	100,440	10,147,453
Novartis AG - ADR (Switzerland)	7,730	699,024
Sanofi (France)[1]	5,467	551,488
Sanofi - ADR (France)	195,100	9,821,334
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	10,890	644,579

		22,926,205

Total Health Care		149,010,500

Industrials - 7.8%
Aerospace & Defense - 0.1%
KLX, Inc.*	25,280	988,701

Airlines - 0.3%
Allegiant Travel Co.	1,520	300,124
Republic Airways Holdings, Inc.*	268,830	1,548,461
Ryanair Holdings plc - ADR (Ireland)	2,340	182,965

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Airlines (continued)
Spirit Airlines, Inc.*	16,140	$599,117

		2,630,667

Building Products - 1.0%
Masco Corp.	340,180	9,865,220

Commercial Services & Supplies - 0.2%
Aggreko plc (United Kingdom)[1]	39,632	558,643
MiX Telematics Ltd. - ADR (South Africa)	33,310	187,535
Stericycle, Inc.*	7,940	963,678

		1,709,856

Electrical Equipment - 0.1%
Alstom S.A. (France)*[1]	22,520	733,030
Schneider Electric SE (France)[1]	5,877	354,472

		1,087,502

Industrial Conglomerates - 2.6%
Danaher Corp.	145,580	13,584,070
General Electric Co.	348,690	10,084,115
Siemens AG (Germany)[1]	19,150	1,923,505

		25,591,690

Machinery - 1.4%
Allison Transmission Holdings, Inc.	21,360	613,032
ANDRITZ AG (Austria)[1]	8,610	432,585
FANUC Corp. (Japan)[1]	2,491	439,516
Flowserve Corp.	270,110	12,522,300
Sulzer AG (Switzerland)[1]	1,760	177,840
The Weir Group plc (United Kingdom)[1]	5,550	91,174

		14,276,447

Marine - 0.0%#
D/S Norden A/S (Denmark)*[1]	2,260	45,063
Diana Shipping, Inc. (Greece)*	6,920	43,665
Pacific Basin Shipping Ltd. (Hong Kong)[1]	133,000	39,341
Sinotrans Shipping Ltd. - Class H (China)[1]	342,860	72,239
Star Bulk Carriers Corp. (Greece)*	12,670	20,019

		220,327

Professional Services - 0.1%
Intertek Group plc (United Kingdom)[1]	15,610	630,439

Road & Rail - 2.0%
Genesee & Wyoming, Inc. - Class A*	36,270	2,433,717
Hertz Global Holdings, Inc.*	61,170	1,192,815
Kansas City Southern	8,720	721,667
Norfolk Southern Corp.	79,390	6,353,582
Swift Transportation Co.*	37,950	593,159
Union Pacific Corp.	95,950	8,573,133

		19,868,073

Trading Companies & Distributors - 0.0%#
Brenntag AG (Germany)[1]	3,712	224,143

Total Industrials		77,093,065

Information Technology - 23.8%
Communications Equipment - 2.7%
ARRIS Group, Inc.*	43,440	1,227,614
Ixia*	62,130	895,293
Juniper Networks, Inc.	389,210	12,217,302
Polycom, Inc.*	93,300	1,285,674
QUALCOMM, Inc.	168,640	10,020,589
Viavi Solutions, Inc.*	107,570	640,041

		26,286,513

Electronic Equipment, Instruments & Components - 1.8%
FLIR Systems, Inc.	490,430	13,079,768
Hitachi Ltd. (Japan)[1]	102,000	588,417
Keyence Corp. (Japan)[1]	746	388,374
Keysight Technologies, Inc.*	28,390	939,141
PAX Global Technology Ltd. (Hong Kong)[1]	1,005,000	1,314,200
Trimble Navigation Ltd.*	64,080	1,457,820

		17,767,720

Internet Software & Services - 7.6%
Alibaba Group Holding Ltd. - ADR (China)*	13,030	1,092,305
Alphabet, Inc. - Class A*	24,400	17,992,316
Alphabet, Inc. - Class C*	29,260	20,798,301
Baidu, Inc. - ADR (China)*	5,620	1,053,581
eBay, Inc.*	257,350	7,180,065
Envestnet, Inc.*	33,850	1,010,761
Facebook, Inc. - Class A*	156,110	15,918,537
HomeAway, Inc.*	188,530	5,950,007
MercadoLibre, Inc. (Argentina)	9,260	910,906
Q2 Holdings, Inc.*	16,270	401,055
Qihoo 360 Technology Co. Ltd. - ADR (China)*	28,636	1,634,829
Tencent Holdings Ltd. - Class H (China)[1]	40,700	767,170

		74,709,833

IT Services - 5.9%
Amdocs Ltd. - ADR	5,185	308,870
EVERTEC, Inc.	54,222	989,009
InterXion Holding N.V. - ADR (Netherlands)*	5,080	149,250

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® MAXIMUM TERM SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services (continued)
MasterCard, Inc. - Class A	219,358	$21,714,248
PayPal Holdings, Inc.*	263,640	9,493,676
Sabre Corp.	44,190	1,295,651
VeriFone Systems, Inc.*	294,865	8,887,231
Visa, Inc. - Class A	198,092	15,367,977

		58,205,912

Software - 3.8%
ANSYS, Inc.*	87,940	8,381,561
Aspen Technology, Inc.*	174,100	7,205,999
Autodesk, Inc.*	186,240	10,278,586
Electronic Arts, Inc.*	126,700	9,131,269
SAP SE (Germany)[1]	18,880	1,488,407
TOTVS S.A. (Brazil)	73,629	652,371

		37,138,193

Technology Hardware, Storage & Peripherals - 2.0%
Apple, Inc.	149,150	17,823,425
Samsung Electronics Co. Ltd. (South Korea)[1]	1,660	1,991,048

		19,814,473

Total Information Technology		233,922,644

Materials - 3.3%
Chemicals - 2.2%
Givaudan S.A. (Switzerland)[1]	220	393,404
Monsanto Co.	215,807	20,117,529
Potash Corp. of Saskatchewan, Inc. (Canada)	2,907	58,809
Sociedad Quimica y Minera de Chile S.A. - ADR (Chile)	20,311	393,627
Symrise AG (Germany)[1]	5,740	377,787

		21,341,156

Metals & Mining - 1.1%
Alcoa, Inc.	1,191,081	10,636,353
Alumina Ltd. (Australia)[1]	94,794	72,726
Norsk Hydro ASA (Norway)[1]	41,943	150,231
ThyssenKrupp AG (Germany)[1]	11,100	223,664

		11,082,974

Total Materials		32,424,130

Telecommunication Services - 0.4%
Diversified Telecommunication Services - 0.1%
Telefonica S.A. - ADR (Spain)	63,493	836,203
Telenor ASA - ADR (Norway)	7,150	400,686

		1,236,889

Wireless Telecommunication Services - 0.3%
America Movil S.A.B. de C.V. - Class L - ADR (Mexico)	51,290	913,475
China Mobile Ltd. - Class H (China)[1]	21,000	251,788
Telephone & Data Systems, Inc.	40,420	1,157,629

		2,322,892

Total Telecommunication Services		3,559,781

Utilities - 0.0%#
Independent Power and Renewable Electricity Producers - 0.0%#
NRG Energy, Inc.	30,400	391,856

TOTAL COMMON STOCKS
(Identified Cost $849,639,187)		884,800,254

CORPORATE BONDS - 4.1%

Non-Convertible Corporate Bonds - 4.1%
Consumer Discretionary - 0.5%
Auto Components - 0.1%
Magna International, Inc. (Canada), 4.15%, 10/1/2025	565,000	575,147
Techniplas LLC[3], 10.00%, 5/1/2020	220,000	174,350

		749,497

Diversified Consumer Services - 0.1%
Block Financial LLC, 5.50%, 11/1/2022	750,000	794,345

Household Durables - 0.1%
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[3], 6.125%, 7/1/2022	395,000	388,087
Meritage Homes Corp., 7.15%, 4/15/2020	130,000	141,700
Meritage Homes Corp., 7.00%, 4/1/2022	200,000	219,000
TRI Pointe Holdings, Inc., 4.375%, 6/15/2019	325,000	322,969
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	425,000	408,000

		1,479,756

Media - 0.2%
CCO Holdings LLC - CCO Holdings Capital Corp.[3], 5.125%, 5/1/2023	200,000	200,500
CCO Holdings LLC - CCO Holdings Capital Corp.[3], 5.375%, 5/1/2025	200,000	198,000
CCO Safari II LLC[3], 4.464%, 7/23/2022	215,000	218,117
Columbus International, Inc. (Barbados)[3], 7.375%, 3/30/2021	200,000	208,000
Sinclair Television Group, Inc.[3], 5.625%, 8/1/2024	305,000	298,900
Sirius XM Radio, Inc.[3], 5.375%, 4/15/2025	195,000	199,631

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® MAXIMUM TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Media (continued)
VTR Finance B.V. (Chile)[3], 6.875%, 1/15/2024	210,000	$203,175

		1,526,323

Multiline Retail - 0.0%#
Macy’s Retail Holdings, Inc., 2.875%, 2/15/2023	400,000	374,142

Specialty Retail - 0.0%#
The TJX Companies, Inc., 2.75%, 6/15/2021	300,000	303,997

Total Consumer Discretionary		5,228,060

Consumer Staples - 0.2%
Beverages - 0.0%#
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 7.75%, 1/15/2019	375,000	437,971

Food & Staples Retailing - 0.0%#
C&S Group Enterprises LLC[3], 5.375%, 7/15/2022	335,000	306,525

Food Products - 0.1%
Kraft Heinz Foods Co., 6.75%, 3/15/2032	235,000	271,897
Pinnacle Operating Corp.[3], 9.00%, 11/15/2020	425,000	412,250

		684,147

Household Products - 0.1%
HRG Group, Inc., 7.875%, 7/15/2019	315,000	334,294
HRG Group, Inc., 7.75%, 1/15/2022	265,000	263,013

		597,307

Total Consumer Staples		2,025,950

Energy - 0.5%
Energy Equipment & Services - 0.0%#
Calfrac Holdings LP (Canada)[3], 7.50%, 12/1/2020	215,000	122,013
FTS International, Inc., 6.25%, 5/1/2022	195,000	44,850
Seventy Seven Operating LLC, 6.625%, 11/15/2019	195,000	115,537

		282,400

Oil, Gas & Consumable Fuels - 0.5%
Crestwood Midstream Partners LP - Crestwood Midstream Finance Corp., 6.125%, 3/1/2022	295,000	253,700
Hiland Partners LP - Hiland Partners Finance Corp.[3], 7.25%, 10/1/2020	900,000	940,500
Petrobras Global Finance B.V. (Brazil)[4], 1.953%, 5/20/2016	1,300,000	1,271,985
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021	505,000	501,213
Talisman Energy, Inc. (Canada), 3.75%, 2/1/2021	1,000,000	913,055
Targa Resources Partners LP - Targa Resources Partners Finance Corp.[3], 6.75%, 3/15/2024	190,000	186,913
WPX Energy, Inc., 6.00%, 1/15/2022	275,000	242,000

		4,309,366

Total Energy		4,591,766

Financials - 1.4%
Banks - 0.3%
BBVA Bancomer S.A. (Mexico)[3], 6.75%, 9/30/2022	500,000	561,000
Citigroup, Inc., 8.50%, 5/22/2019	299,000	360,982
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019	390,000	405,569
Lloyds Bank plc (United Kingdom)[3,5,6], 12.00%,	220,000	314,600
Lloyds Bank plc (United Kingdom)[3], 6.50%, 9/14/2020	335,000	386,575
Popular, Inc., 7.00%, 7/1/2019	415,000	404,625

		2,433,351

Capital Markets - 0.3%
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	430,000	473,349
The Goldman Sachs Group, Inc.[4], 1.925%, 11/29/2023	380,000	383,391
Morgan Stanley, 2.125%, 4/25/2018	390,000	393,130
Morgan Stanley, 5.75%, 1/25/2021	345,000	393,200
UBS AG (Switzerland)[4], 7.25%, 2/22/2022	600,000	632,849
UBS AG (Switzerland)[4], 4.75%, 5/22/2023	730,000	750,549

		3,026,468

Consumer Finance - 0.1%
Capital One Bank USA N.A., 2.15%, 11/21/2018	790,000	788,542
CNG Holdings, Inc.[3], 9.375%, 5/15/2020	230,000	116,437
Navient Corp., 6.125%, 3/25/2024	485,000	437,713

		1,342,692

Diversified Financial Services - 0.2%
ING Bank N.V. (Netherlands)[3], 5.80%, 9/25/2023	500,000	549,671
ING Bank N.V. (Netherlands)[4], 4.125%, 11/21/2023	723,000	742,883
Jefferies Finance LLC - JFIN Co-Issuer Corp.[3], 7.375%, 4/1/2020	425,000	416,500

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® MAXIMUM TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Diversified Financial Services (continued)
Jefferies Finance LLC - JFIN Co-Issuer Corp.[3], 6.875%, 4/15/2022	200,000	$188,000

		1,897,054

Insurance - 0.3%
Aegon N.V. (Netherlands)[4,5], 2.142%,	500,000	392,875
American International Group, Inc., 4.875%, 6/1/2022	700,000	778,462
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024	950,000	991,900
AXA S.A. (France)[4],[5], 2.312%,	350,000	287,000

		2,450,237

Real Estate Investment Trusts (REITS) - 0.1%
American Tower Corp., 2.80%, 6/1/2020	500,000	497,673
DuPont Fabros Technology LP, 5.875%, 9/15/2021	280,000	294,000
Qualitytech LP - QTS Finance Corp., 5.875%, 8/1/2022	210,000	215,775
Rialto Holdings LLC - Rialto Corp.[3], 7.00%, 12/1/2018	335,000	343,375

		1,350,823

Real Estate Management & Development - 0.0%#
Forestar USA Real Estate Group, Inc.[3], 8.50%, 6/1/2022	205,000	208,075
Greystar Real Estate Partners LLC[3], 8.25%, 12/1/2022	205,000	215,763

		423,838

Thrifts & Mortgage Finance - 0.1%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017	425,000	427,125
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[3], 5.875%, 8/1/2021	265,000	247,775
Prospect Holding Co. LLC - Prospect Holding Finance Co.[3], 10.25%, 10/1/2018	195,000	95,550

		770,450

Total Financials		13,694,913

Health Care - 0.1%
Biotechnology - 0.0%#
AMAG Pharmaceuticals, Inc.[3], 7.875%, 9/1/2023	320,000	298,400

Health Care Providers & Services - 0.0%#
Tenet Healthcare Corp.[3],[4], 3.837%, 6/15/2020	200,000	198,500

Pharmaceuticals - 0.1%
Concordia Healthcare Corp. (Canada)[3], 7.00%, 4/15/2023	295,000	256,650
Mallinckrodt International Finance S.A. - Mallinckrodt CB LLC[3], 5.625%, 10/15/2023	190,000	179,313

		435,963

Total Health Care		932,863

Industrials - 0.9%
Aerospace & Defense - 0.0%#
DigitalGlobe, Inc.[3], 5.25%, 2/1/2021	441,000	396,715

Airlines - 0.2%
Allegiant Travel Co., 5.50%, 7/15/2019	385,000	393,085
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B3, 6.375%, 1/2/2016	200,000	201,500
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	1,130,000	1,132,825

		1,727,410

Commercial Services & Supplies - 0.0%#
Constellis Holdings LLC - Constellis Finance Corp.[3], 9.75%, 5/15/2020	220,000	199,100
Modular Space Corp.[3], 10.25%, 1/31/2019	225,000	134,437

		333,537

Construction & Engineering - 0.0%#
Abengoa Finance S.A.U. (Spain)[3], 7.75%, 2/1/2020	240,000	100,800

Machinery - 0.2%
CNH Industrial Capital LLC, 3.875%, 11/1/2015	1,040,000	1,040,000
SPL Logistics Escrow LLC - SPL Logistics Finance Corp.[3], 8.875%, 8/1/2020	425,000	450,500
Waterjet Holdings, Inc.[3], 7.625%, 2/1/2020	275,000	277,062

		1,767,562

Trading Companies & Distributors - 0.5%
Air Lease Corp., 3.375%, 1/15/2019	280,000	285,600
Aircastle Ltd., 5.50%, 2/15/2022	220,000	232,650
Aviation Capital Group Corp.[3], 3.875%, 9/27/2016	1,465,000	1,483,312
Fly Leasing Ltd. (Ireland), 6.75%, 12/15/2020	210,000	220,500
Fly Leasing Ltd. (Ireland), 6.375%, 10/15/2021	320,000	329,600
International Lease Finance Corp., 5.75%, 5/15/2016	560,000	570,153

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® MAXIMUM TERM SERIES	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors (continued)
International Lease Finance Corp.[4], 2.287%, 6/15/2016	355,000	$354,325
International Lease Finance Corp., 8.75%, 3/15/2017	865,000	933,119

		4,409,259

Total Industrials		8,735,283

Information Technology - 0.0%#
IT Services - 0.0%#
Xerox Corp., 2.80%, 5/15/2020	250,000	237,321

Materials - 0.1%
Chemicals - 0.0%#
Consolidated Energy Finance S.A. (Trinidad-Tobago)[3], 6.75%, 10/15/2019	300,000	298,500

Containers & Packaging - 0.1%
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[3,4], 3.337%, 12/15/2019	495,000	487,575

Metals & Mining - 0.0%#
Steel Dynamics, Inc., 5.125%, 10/1/2021	195,000	193,537
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[3], 7.375%, 2/1/2020	275,000	228,250

		421,787

Total Materials		1,207,862

Telecommunication Services - 0.2%
Diversified Telecommunication Services - 0.1%
CenturyLink, Inc., 5.80%, 3/15/2022	260,000	252,850
Frontier Communications Corp., 7.625%, 4/15/2024	200,000	179,000
Frontier Communications Corp.[3], 11.00%, 9/15/2025	210,000	220,105
Windstream Services LLC, 7.875%, 11/1/2017	210,000	222,730

		874,685

Wireless Telecommunication Services - 0.1%
Altice Financing S.A. (Luxembourg)[3], 6.50%, 1/15/2022	425,000	430,313
Sixsigma Networks Mexico S.A. de C.V. (Mexico)[3], 8.25%, 11/7/2021	210,000	204,750
T-Mobile USA, Inc., 6.836%, 4/28/2023	260,000	268,450

		903,513

Total Telecommunication Services		1,778,198

Utilities - 0.2%
Independent Power and Renewable Electricity Producers - 0.2%
Abengoa Yield plc (Spain)[3], 7.00%, 11/15/2019	415,000	377,650
ContourGlobal Power Holdings S.A. (France)[3], 7.125%, 6/1/2019	290,000	289,275
NRG Energy, Inc., 6.25%, 7/15/2022	195,000	179,400
Talen Energy Supply LLC[3], 4.625%, 7/15/2019	410,000	375,068
TerraForm Global Operating LLC[3], 9.75%, 8/15/2022	315,000	281,925
TerraForm Power Operating LLC[3], 6.125%, 6/15/2025	320,000	288,000

Total Utilities		1,791,318

TOTAL CORPORATE BONDS
(Identified Cost $41,590,655)		40,223,534

U.S. TREASURY SECURITIES - 1.4%

U.S. Treasury Bonds - 0.4%
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/2042
(Identified Cost $4,029,846)	4,414,045	3,945,272

U.S. Treasury Notes - 1.0%
U.S. Treasury Note, 1.375%, 4/30/2020
(Identified Cost $9,983,076)	10,000,000	9,958,850

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $14,012,922)		13,904,122

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2015

PRO-BLEND® MAXIMUM TERM SERIES	PRINCIPAL AMOUNT2/ SHARES	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.2%

Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4[4], 5.961%, 6/10/2046	455,426	$459,914
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class A4, 5.552%, 5/12/2045	534,188	544,141
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	1,052,057	1,077,421

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $2,225,697)		2,081,476

FOREIGN GOVERNMENT BONDS - 0.1%

Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020 (Identified Cost $798,967)	800,000	809,390

SHORT-TERM INVESTMENT - 4.2%

Dreyfus Cash Management, Inc. - Institutional Shares[7], 0.06%, (Identified Cost $41,448,059)	41,448,059	41,448,059

TOTAL INVESTMENTS - 100.0%
(Identified Cost $949,715,487)		983,266,835

OTHER ASSETS, LESS LIABILITIES - 0.0%#		66,818

NET ASSETS - 100%		$983,333,653

ADR - American Depositary Receipt

#Less than 0.1%.

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Amount is stated in USD unless otherwise noted.

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under Rule 144A and have been determined to be liquid. These securities amount to $15,357,982, or 1.6%, of the Series’ net assets as of October 31, 2015 (see Note 2 to the financial statements).

4The coupon rate is floating and is the effective rate as of October 31, 2015.

5Security is perpetual in nature and has no stated maturity date.

6The rate shown is a fixed rate as of October 31, 2015; the rate becomes floating, based on LIBOR plus a spread, in December 2024.

7Rate shown is the current yield as of October 31, 2015.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2015

ASSETS:

Investments, at value (identified cost $949,715,487) (Note 2)	$983,266,835
Receivable for securities sold	2,517,128
Interest receivable	746,616
Receivable for fund shares sold	532,713
Foreign tax reclaims receivable	500,416
Dividends receivable	403,128
Prepaid expenses	108

TOTAL ASSETS	987,966,944

LIABILITIES:

Accrued management fees (Note 3)	630,691
Accrued shareholder services fees (Class S) (Note 3)	105,358
Accrued distribution and service (Rule 12b-1) fees (Class C) (Class R)(Note 3)	60,947
Accrued transfer agent fees (Note 3)	50,849
Accrued fund accounting and administration fees (Note 3)	36,245
Accrued Chief Compliance Officer service fees (Note 3)	421
Accrued Directors’ fees (Note 3)	341
Payable for fund shares repurchased	1,811,431
Payable for securities purchased	1,761,037
Other payables and accrued expenses	175,971

TOTAL LIABILITIES	4,633,291

TOTAL NET ASSETS	$983,333,653

NET ASSETS CONSIST OF:

Capital stock	$742,475
Additional paid-in-capital	935,494,394
Undistributed net investment income	1,418,185
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	12,177,004
Net unrealized appreciation (depreciation) on investments, foreign currency and translation of other assets and liabilities	33,501,595

TOTAL NET ASSETS	$983,333,653

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2015

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($503,377,989/ 27,511,602 shares)	$18.30

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($390,931,384/ 38,742,106 shares)	$10.09

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class C ($57,507,193/ 5,427,599 shares)	$10.60

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($31,517,087/ 2,566,238 shares)	$12.28

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Maximum Term Series

For the Year Ended October 31, 2015

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $461,148)	$14,347,088
Interest	2,497,564

Total Investment Income	16,844,652

EXPENSES:

Management fees (Note 3)	8,237,135
Shareholder services fees (Class S) (Note 3)	1,390,666
Distribution and service (Rule 12b-1) fees (Class C) (Note 3)	584,526
Transfer agent fees (Note 3)	222,733
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	189,056
Fund accounting and administration fees (Note 3)	164,826
Directors’ fees (Note 3)	38,610
Chief Compliance Officer service fees (Note 3)	2,520
Custodian fees	103,032
Miscellaneous	336,992

Total Expenses	11,270,096

NET INVESTMENT INCOME	5,574,556

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	13,442,704
Foreign currency and translation of other assets and liabilities	(40,176)

13,402,528

Net change in unrealized appreciation (depreciation) on-
Investments	(38,580,175)
Foreign currency and translation of other assets and liabilities	(24,361)

(38,604,536)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(25,202,008)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,627,452)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Maximum Term Series

	FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,574,556	$5,782,805
Net realized gain on investments and foreign currency	13,402,528	158,507,845
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(38,604,536)	(73,437,795)

Net increase (decrease) from operations	(19,627,452)	90,852,855

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(1,565,296)	(1,197,598)
From net investment income (Class I)	(4,370,824)	(3,252,876)
From net investment income (Class C)	(4,395)	(10,251)
From net investment income (Class R)	(107,400)	(56,176)
From net realized gain on investments (Class S)	(58,346,182)	(45,579,989)
From net realized gain on investments (Class I)	(85,929,472)	(57,222,979)
From net realized gain on investments (Class C)	(9,020,752)	(4,860,616)
From net realized gain on investments (Class R)	(5,307,582)	(3,765,445)

Total distributions to shareholders	(164,651,903)	(115,945,930)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(28,777,851)	202,037,395

Net increase (decrease) in net assets	(213,057,206)	176,944,320

NET ASSETS:

Beginning of year	1,196,390,859	1,019,446,539

End of year (including undistributed net investment income of $1,418,185 and $2,244,175, respectively)	$983,333,653	$1,196,390,859

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class S

	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$20.86	$21.01	$17.00	$15.66	$15.59

Income from investment operations:
Net investment income[1]	0.09	0.09	0.08	0.06	0.10
Net realized and unrealized gain (loss) on investments	(0.54)	1.60	4.29	1.35	0.05

Total from investment operations	(0.45)	1.69	4.37	1.41	0.15

Less distributions to shareholders:
From net investment income	(0.05)	(0.04)	(0.04)	(0.07)	(0.08)
From net realized gain on investments	(2.06)	(1.80)	(0.32)	—	—

Total distributions to shareholders	(2.11)	(1.84)	(0.36)	(0.07)	(0.08)

Net asset value - End of year	$18.30	$20.86	$21.01	$17.00	$15.66

Net assets - End of year (000’s omitted)	$503,378	$597,578	$530,510	$467,244	$512,215

Total return[2]	(2.03%)	8.80%	26.13%	9.04%	0.94%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.08%	1.07%	1.07%	1.09%	1.09%
Net investment income	0.45%	0.45%	0.43%	0.36%	0.59%
Series portfolio turnover	59%	74%	67%	64%	65%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class I

	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.51	$13.35	$10.95	$10.12	$10.12

Income from investment operations:
Net investment income[1]	0.08	0.09	0.08	0.06	0.09
Net realized and unrealized gain (loss) on investments	(0.33)	0.96	2.72	0.88	0.03

Total from investment operations	(0.25)	1.05	2.80	0.94	0.12

Less distributions to shareholders:
From net investment income	(0.11)	(0.09)	(0.08)	(0.11)	(0.12)
From net realized gain on investments	(2.06)	(1.80)	(0.32)	—	—

Total distributions to shareholders	(2.17)	(1.89)	(0.40)	(0.11)	(0.12)

Net asset value - End of year	$10.09	$12.51	$13.35	$10.95	$10.12

Net assets - End of year (000’s omitted)	$390,931	$504,866	$418,785	$320,999	$210,597

Total return[2]	(1.82%)	9.10%	26.35%	9.42%	1.14%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.83%	0.82%	0.82%	0.84%	0.84%
Net investment income	0.71%	0.70%	0.66%	0.57%	0.83%
Series portfolio turnover	59%	74%	67%	64%	65%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class C

	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$13.03	$13.86	$11.38	$10.52	$10.54

Income (loss) from investment operations:
Net investment loss[1]	(0.03)	(0.04)	(0.04)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.34)	1.01	2.84	0.91	0.04

Total from investment operations	(0.37)	0.97	2.80	0.87	0.02

Less distributions to shareholders:
From net investment income	(0.00)[2]	(0.00)[2]	—	(0.01)	(0.04)
From net realized gain on investments	(2.06)	(1.80)	(0.32)	—	—

Total distributions to shareholders	(2.06)	(1.80)	(0.32)	(0.01)	(0.04)

Net asset value - End of year	$10.60	$13.03	$13.86	$11.38	$10.52

Net assets - End of year (000’s omitted)	$57,507	$55,781	$36,989	$23,045	$18,102

Total return[3]	(2.76%)	8.06%	25.17%	8.27%	0.15%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.83%	1.82%	1.82%	1.84%	1.84%
Net investment loss	(0.30%)	(0.30%)	(0.35%)	(0.40%)	(0.15%)
Series portfolio turnover	59%	74%	67%	64%	65%

1Calculated based on average shares outstanding during the years.

2Less than $0.01.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class R

	FOR THE YEARS ENDED
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$14.73	$15.39	$12.56	$11.63	$11.64

Income (loss) from investment operations:
Net investment income[1]	0.03	0.03	0.02	0.00 [2]	0.00 [2]
Net realized and unrealized gain (loss) on investments	(0.38)	1.13	3.15	1.00	0.09

Total from investment operations	(0.35)	1.16	3.17	1.00	0.09

Less distributions to shareholders:
From net investment income	(0.04)	(0.02)	(0.02)	(0.07)	(0.10)
From net realized gain on investments	(2.06)	(1.80)	(0.32)	—	—

Total distributions to shareholders	(2.10)	(1.82)	(0.34)	(0.07)	(0.10)

Net asset value - End of year	$12.28	$14.73	$15.39	$12.56	$11.63

Net assets - End of year (000’s omitted)	$31,517	$38,166	$33,162	$17,520	$3,418

Total return[3]	(2.28%)	8.53%	25.81%	8.72%	0.71%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.33%	1.32%	1.32%	1.34%	1.34%
Net investment income	0.20%	0.20%	0.14%	0.02%	0.04%
Series portfolio turnover	59%	74%	67%	64%	65%

1Calculated based on average shares outstanding during the years.

2Less than $0.01.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	Organization

Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash and is managed according to specific objectives. The objectives are as follows: Pro-Blend® Conservative Term Series - primary objective is preservation of capital; secondary objective is to provide income and long-term growth of capital. Pro-Blend® Moderate Term Series - equal emphasis on long-term growth of capital and preservation of capital. Pro-Blend® Extended Term Series - primary objective is long-term growth of capital; secondary objective is preservation of capital. Pro-Blend® Maximum Term Series - primary objective is long-term growth of capital.

Each Series is authorized to issue four classes of shares (Class C, R, I and S). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2015, 10.7 billion shares have been designated in total among 41 series, of which 162.5 million have been designated as Pro-Blend® Conservative Term Series Class S common stock, 75 million have been designated as Pro-Blend® Conservative Term Series Class I common stock, 125 million each have been designated as Class S common stock and Class I common stock for Pro-Blend® Moderate Term Series, 125 million each have been designated as Class S common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 200 million each have been designated as Class I common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 25 million each have been designated as Class C common stock for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series and 52.5 million each have been designated as Class R common stock for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated defaulted rates, coupon rates, anticipated timing of principal repayments, underlying collateral and other unique security features in order to estimate the relevant cash flows,

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would be categorized in Level 3.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instruments’ level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to their fair value measure. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of October 31, 2015 in valuing the Series’ assets or liabilities carried at fair value:

	PRO-BLEND® CONSERVATIVE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$90,114,149	$89,854,926	$259,223	$—
Consumer Staples	44,882,619	31,983,812	12,898,807	—
Energy	25,658,766	24,716,736	942,030	—
Financials	66,006,660	64,170,766	1,835,894	—
Health Care	50,218,222	47,953,074	2,265,148	—
Industrials	40,501,875	40,501,875	—	—
Information Technology	123,476,552	123,476,552	—	—
Materials	30,718,095	30,718,095	—	—
Telecommunication Services	1,652,395	1,652,395	—	—
Utilities	1,598,982	1,598,982	—	—
Debt securities:
Loan assignments	1,860,500	—	1,860,500	—
U.S. Treasury and other U.S. Government agencies	219,470,839	—	219,470,839	—
Corporate debt:
Consumer Discretionary	60,143,162	—	60,143,162	—
Consumer Staples	20,795,031	—	20,795,031	—
Energy	29,853,826	—	29,853,826	—
Financials	249,952,768	—	249,952,768	—
Health Care	11,833,693	—	11,833,693	—
Industrials	50,103,514	—	50,103,514	—
Information Technology	11,674,458	—	11,674,458	—
Materials	15,597,664	—	15,597,664	—
Telecommunication Services	16,712,200	—	16,712,200	—
Utilities	7,418,962	—	7,418,962	—
Asset-backed securities	19,835,699	—	19,835,699	—
Commercial mortgage-backed securities	152,713,907	—	152,713,907	—
Foreign government bonds	29,720,928	—	29,720,928	—
Mutual funds	40,938,342	40,938,342	—	—
Other financial instruments*:
Interest rate contracts	493,669	493,669	—	—

Total assets	1,413,947,477	498,059,224	915,888,253	—

Liabilities:
Other financial instruments*:
Interest rate contracts	(1,910,288)	(1,910,288)	—	—

Total liabilities	(1,910,288)	(1,910,288)	—	—

Total	$1,412,037,189	$496,148,936	$915,888,253	$—

	PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$174,068,527	$168,060,012	$6,008,515	$—
Consumer Staples	62,593,367	31,146,224	31,447,143	—
Energy	36,429,185	34,222,712	2,206,473	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Financials	$52,459,243	$49,047,613	$3,411,630	$—
Health Care	68,378,808	65,020,923	3,357,885	—
Industrials	37,358,024	30,805,885	6,552,139	—
Information Technology	202,401,542	195,132,819	7,268,723	—
Materials	32,661,230	31,294,869	1,366,361	—
Telecommunication Services	4,334,050	4,060,441	273,609	—
Utilities	411,191	411,191	—	—
Debt securities:
Loan assignments	1,860,500	—	1,860,500	—
U.S. Treasury and other U.S. Government agencies	326,309,171	—	326,309,171	—
Corporate debt:
Consumer Discretionary	45,265,617	—	45,265,617	—
Consumer Staples	16,691,986	—	16,691,986	—
Energy	25,874,468	—	25,874,468	—
Financials	189,319,349	—	189,319,349	—
Health Care	11,117,870	—	11,117,870	—
Industrials	41,149,864	—	41,149,864	—
Information Technology	9,464,929	—	9,464,929	—
Materials	12,711,154	—	12,711,154	—
Telecommunication Services	15,627,017	—	15,627,017	—
Utilities	7,932,088	—	7,932,088	—
Asset-backed securities	18,220,185	—	18,220,185	—
Commercial mortgage-backed securities	129,403,198	—	129,403,198	—
Foreign government bonds	30,038,889	—	30,038,889	—
Mutual fund	74,594,975	74,594,975	—	—
Other financial instruments*:
Interest rate contracts	437,807	437,807	—	—

Total assets	1,627,114,234	684,235,471	942,878,763	—

Liabilities:
Other financial instruments*:
Interest rate contracts	(1,688,376)	(1,688,376)	—	—

Total liabilities	(1,688,376)	(1,688,376)	—	—

Total	$1,625,425,858	$682,547,095	$942,878,763	$—

	PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$217,961,958	$210,532,400	$7,429,558	$—
Consumer Staples	79,745,434	38,340,869	41,404,565	—
Energy	44,167,068	41,603,904	2,563,164	—
Financials	60,914,692	56,509,996	4,404,696	—
Health Care	83,116,714	78,748,815	4,367,899	—
Industrials	47,266,799	38,980,007	8,286,792	—
Information Technology	249,252,385	239,677,564	9,574,821	—
Materials	42,350,910	40,624,580	1,726,330	—
Telecommunication Services	5,149,100	4,798,875	350,225	—
Utilities	523,334	523,334	—	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Debt securities:
Loan assignments	$1,860,500	$—	$1,860,500	$—
U.S. Treasury and other U.S. Government agencies	203,155,311	—	203,155,311	—
Corporate debt:
Consumer Discretionary	29,807,877	—	29,807,877	—
Consumer Staples	14,877,125	—	14,877,125	—
Energy	28,126,963	—	28,126,963	—
Financials	106,469,177	—	106,469,177	—
Health Care	8,744,888	—	8,744,888	—
Industrials	33,423,571	—	33,423,571	—
Information Technology	7,530,530	—	7,530,530	—
Materials	10,104,274	—	10,104,274	—
Telecommunication Services	10,177,850	—	10,177,850	—
Utilities	7,563,504	—	7,563,504	—
Asset-backed securities	13,019,317	—	13,019,317	—
Commercial mortgage-backed securities	86,807,846	—	86,807,846	—
Foreign government bonds	27,050,714	—	27,050,714	—
Mutual fund	85,858,350	85,858,350	—	—
Other financial instruments*:
Interest rate contracts	290,380	290,380	—	—

Total assets	1,505,316,571	836,489,074	668,827,497	—

Liabilities:
Other financial instruments*:
Interest rate contracts	(1,128,636)	(1,128,636)	—	—

Total liabilities	(1,128,636)	(1,128,636)	—	—

Total	$1,504,187,935	$835,360,438	$668,827,497	$—

	PRO-BLEND® MAXIMUM TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$198,854,121	$193,593,730	$5,260,391	$—
Consumer Staples	102,697,007	45,827,121	56,869,886	—
Energy	31,174,552	29,386,912	1,787,640	—
Financials	55,672,598	53,292,947	2,379,651	—
Health Care	149,010,500	134,002,150	15,008,350	—
Industrials	77,093,065	71,371,075	5,721,990	—
Information Technology	233,922,644	227,385,028	6,537,616	—
Materials	32,424,130	31,206,318	1,217,812	—
Telecommunication Services	3,559,781	3,307,993	251,788	—
Utilities	391,856	391,856	—	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	13,904,122	—	13,904,122	—
Corporate debt:
Consumer Discretionary	5,228,060	—	5,228,060	—
Consumer Staples	2,025,950	—	2,025,950	—
Energy	4,591,766	—	4,591,766	—
Financials	13,694,913	—	13,694,913	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

	PRO-BLEND® MAXIMUM TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Health Care	$932,863	$—	$932,863	$—
Industrials	8,735,283	—	8,735,283	—
Information Technology	237,321	—	237,321	—
Materials	1,207,862	—	1,207,862	—
Telecommunication Services	1,778,198	—	1,778,198	—
Utilities	1,791,318	—	1,791,318	—
Commercial mortgage-backed securities	2,081,476	—	2,081,476	—
Foreign government bonds	809,390	—	809,390	—
Mutual fund	41,448,059	41,448,059	—	—

Total assets	$983,266,835	$831,213,189	$152,053,646	$—

Please see the Investment Portfolio for each of the Series for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by any of the Pro-Blend® Series as of October 31, 2014 or October 31, 2015.

*Other financial instruments are futures (Level 1). Futures are valued at the unrealized appreciation/depreciation on the instrument.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no significant transfers between Level 1 and Level 2 during the year ended October 31, 2015.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When a Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When a Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When a Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

Each Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by a Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or a Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Futures

Each Series may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Series to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Series may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Series may be attempting to sell some or all the Series holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, a Series is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Series, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Series recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade. The Series’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

The following table presents the present value of derivatives held at October 31, 2015 as reflected on the Statement of Assets and Liabilities, and the effect of the derivative instruments on the Statement of Operations:

PRO-BLEND® CONSERVATIVE TERM SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Assets Location
Interest rate contracts	Net unrealized appreciation[1]	$493,669
Derivative	Liabilities Location
Interest rate contracts	Net unrealized depreciation[1]	$(1,910,288)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Interest rate contracts	Net realized gain (loss) on futures contracts	$(13,800,295)
Equity contracts	Net realized gain (loss) on options written	$1,424,821
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(1,660,053)
Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$93,740

PRO-BLEND® MODERATE TERM SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Assets Location
Interest rate contracts	Net unrealized appreciation[1]	$437,807
Derivative	Liabilities Location
Interest rate contracts	Net unrealized depreciation[1]	$(1,688,376)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Interest rate contracts	Net realized gain (loss) on futures contracts	$(11,485,721)
Equity contracts	Net realized gain (loss) on options written	$2,507,846
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(1,412,778)
Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$162,220

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

PRO-BLEND® MODERATE TERM SERIES
STATEMENT OF ASSETS AND LIABILITIES
Derivative	Assets Location
Interest rate contracts	Net unrealized appreciation[1]	$ 290,380
Derivative	Liabilities Location
Interest rate contracts	Net unrealized depreciation[1]	$ (1,128,636)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Interest rate contracts	Net realized gain (loss) on futures contracts	$ (8,183,974)
Equity contracts	Net realized gain (loss) on options written	$3,322,354
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$ (971,570)
Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$ 221,687

1 Includes cumulative appreciation/depreciation on futures contracts as reported in the Investment Portfolios, and is included within Net Assets as the components of capital are not required to be presented separately on the Statements of Assets and Liabilities. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The average month-end balances for the year ended October 31, 2015, the period in which such derivatives were outstanding, were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES	PRO-BLEND® MODERATE TERM SERIES	PRO-BLEND® EXTENDED TERM SERIES
Futures Contracts:
Average number of contracts purchased	6,678	5,616	4,032
Average number of contracts sold	3,656	3,086	2,213
Average notional value of contracts purchased	$1,471,354,789	$1,237,371,724	$888,084,281
Average notional value of contracts sold	$766,939,508	$647,424,524	$464,725,630
Options:
Average number of option contracts written	3,242	5,795	7,647
Average notional value of option contracts written	$18,202,095	$32,511,732	$43,059,168

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Written Option Rollforward

Transactions in options written for the year ended October 31, 2015, were as follows:

PRO-BLEND® CONSERVATIVE TERM SERIES:	CALLS		PUTS
	CONTRACTS	PREMIUMS RECEIVED	CONTRACTS	PREMIUMS RECEIVED
Outstanding options, beginning of year	1,712	$183,098	1,134	$82,724
Options written	10,663	1,030,240	31,572	1,558,066
Options exercised	(7,024)	(667,976)	(1,559)	(75,061)
Options expired	(1,702)	(149,180)	(1,997)	(130,269)
Options closed	(3,649)	(396,182)	(29,150)	(1,435,460)

Outstanding options, end of year	—	—	—	—

PRO-BLEND® MODERATE TERM SERIES:	CALLS		PUTS
	CONTRACTS	PREMIUMS RECEIVED	CONTRACTS	PREMIUMS RECEIVED
Outstanding options, beginning of year	2,968	$317,426	1,970	$144,118
Options written	18,170	1,735,472	56,599	2,774,586
Options exercised	(11,465)	(1,096,825)	(2,894)	(139,337)
Options expired	(2,939)	(257,603)	(3,686)	(235,892)
Options closed	(6,734)	(698,470)	(51,989)	(2,543,475)

Outstanding options, end of year	—	—	—	—

PRO-BLEND® EXTENDED TERM SERIES:	CALLS		PUTS
	CONTRACTS	PREMIUMS RECEIVED	CONTRACTS	PREMIUMS RECEIVED
Outstanding options, beginning of year	4,075	$435,819	2,732	$199,070
Options written	24,356	2,297,159	73,502	3,624,228
Options exercised	(14,944)	(1,429,740)	(3,688)	(177,568)
Options expired	(4,025)	(352,791)	(4,695)	(306,731)
Options closed	(9,462)	(950,447)	(67,851)	(3,338,999)

Outstanding options, end of year	—	—	—	—

Inflation-Indexed Bonds

Each Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

Each Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Fund to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

ownership of the security, including the risk of price and yield fluctuations, and take such fluctuations into account when determining their net asset value. The Fund may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with their ability to purchase or sell securities on a forward commitment basis, the Fund may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for such dollar rolls as purchases and sales. No such investments were held by the Fund on October 31, 2015.

Interest Only Securities

The Series may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Series may not fully recoup its initial investment in IOs.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of each applicable Series’ Investment Portfolio.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2015, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2012 through October 31, 2015. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% for Pro-Blend® Conservative Term Series and 0.75% for Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

Class S shares of each Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.20% for Pro-Blend® Conservative Term Series Class S and 0.25% for Pro-Blend® Moderate Term Series Class S, Pro-Blend® Extended Term Series Class S and Pro-Blend® Maximum Term Series Class S, of the Class’ average daily net assets. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least February 29, 2016, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of shareholder services fees and distribution and service fees (12b-1), at no more than the amounts presented in the following table, of average daily net assets each year.

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

SERIES/CLASS	EXPENSE LIMIT
Pro-Blend® Conservative Term Series	0.70%
Pro-Blend® Moderate Term Series	0.85%
Pro-Blend® Extended Term Series	0.85%
Pro-Blend® Maximum Term Series	0.85%

The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class C and Class R shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and services fees to the distributor at an annual rate of 1.00% of average daily net assets attributable to Class C shares and an annual rate of 0.50% of daily net assets attributable to Class R shares. There are no distribution and services fees on the Class S or Class I shares of each Series. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended October 31, 2015, purchases and sales of securities, other than short-term securities, were as follows:

SERIES	PURCHASES OTHER ISSUERS	GOVERNMENT	SALES OTHER ISSUERS	GOVERNMENT
Pro-Blend® Conservative Term Series	$642,337,394	$109,816,581	$622,869,493	$225,574,817
Pro-Blend® Moderate Term Series	650,577,989	241,715,283	667,270,612	210,735,476
Pro-Blend® Extended Term Series	698,314,268	298,656,912	916,598,532	229,542,076
Pro-Blend® Maximum Term Series	578,504,196	49,060,003	752,503,318	56,288,985

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class C and Class R shares:

PRO-BLEND® CONSERVATIVE	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
TERM SERIES CLASS S:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	18,315,666	$248,325,020	24,111,688	$337,311,590
Reinvested	4,681,003	61,749,359	4,029,034	54,463,964
Repurchased	(33,267,040)	(444,599,445)	(20,938,169)	(292,530,827)

Total	(10,270,371)	$(134,525,066)	7,202,553	$99,244,727

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® CONSERVATIVE	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
TERM SERIES CLASS I:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	17,143,856	$177,419,658	11,300,148	$125,008,931
Reinvested	1,644,746	16,875,127	1,358,752	14,529,320
Repurchased	(18,583,815)	(191,941,015)	(8,949,011)	(98,758,675)

Total	204,787	$2,353,770	3,709,889	$40,779,576

PRO-BLEND® CONSERVATIVE	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
TERM SERIES CLASS C:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,722,908	$37,470,118	5,058,603	$54,163,391
Reinvested	942,738	9,318,432	640,590	6,612,999
Repurchased	(3,585,928)	(35,861,902)	(2,105,463)	(22,537,168)

Total	1,079,718	$10,926,648	3,593,730	$38,239,222

PRO-BLEND® CONSERVATIVE	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
TERM SERIES CLASS R:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,906,014	$19,558,088	2,093,504	$22,290,753
Reinvested	460,981	4,548,790	317,817	3,280,242
Repurchased	(2,225,645)	(22,250,689)	(1,306,682)	(13,992,988)

Total	141,350	$1,856,189	1,104,639	$11,578,007

PRO-BLEND® MODERATE	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
TERM SERIES CLASS S:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	9,841,016	$133,659,387	12,680,276	$182,680,917
Reinvested	4,436,588	58,393,337	2,907,143	40,264,747
Repurchased	(16,561,522)	(222,988,894)	(16,004,216)	(230,430,377)

Total	(2,283,918)	$(30,936,170)	(416,797)	$(7,484,713)

PRO-BLEND® MODERATE	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
TERM SERIES CLASS I:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	22,942,326	$236,826,733	19,694,870	$222,731,580
Reinvested	5,791,706	58,397,631	3,115,979	33,937,586
Repurchased	(18,328,886)	(189,315,552)	(12,780,618)	(144,494,654)

Total	10,405,146	$105,908,812	10,030,231	$112,174,512

PRO-BLEND® MODERATE	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
TERM SERIES CLASS C:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,438,701	$36,255,557	4,301,003	$49,292,968
Reinvested	1,314,238	13,421,637	608,015	6,678,443
Repurchased	(3,283,675)	(34,368,725)	(1,462,084)	(16,740,100)

Total	1,469,264	$15,308,469	3,446,934	$39,231,311

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® MODERATE	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
TERM SERIES CLASS R:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	`1,147,914	$12,691,399	1,080,045	$12,734,322
Reinvested	425,292	4,494,502	255,514	2,896,168
Repurchased	(1,757,868)	(18,968,390)	(1,549,640)	(18,646,733)

Total	(184,662)	$(1,782,489)	(214,081)	$(3,016,243)

PRO-BLEND® EXTENDED	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
TERM SERIES CLASS S:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	7,974,818	$135,252,614	11,995,408	$217,438,201
Reinvested	4,108,042	67,311,568	2,668,346	45,711,628
Repurchased	(16,011,485)	(271,259,879)	(12,280,290)	(221,821,835)

Total	(3,928,625)	$(68,695,697)	2,383,464	$41,327,994

PRO-BLEND® EXTENDED	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
TERM SERIES CLASS I:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	21,641,197	$215,491,078	22,561,442	$250,874,157
Reinvested	5,366,866	51,371,465	2,733,619	29,059,194
Repurchased	(28,360,442)	(278,327,588)	(14,150,623)	(157,274,035)

Total	(1,352,379)	$(11,465,045)	11,144,438	$122,659,316

PRO-BLEND® EXTENDED	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
TERM SERIES CLASS C:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,680,325	$39,002,273	4,268,318	$50,672,730
Reinvested	1,889,213	19,333,856	892,662	10,037,173
Repurchased	(3,063,806)	(32,280,717)	(1,644,334)	(19,647,132)

Total	2,505,732	$26,055,412	3,516,646	$41,062,771

PRO-BLEND® EXTENDED	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
TERM SERIES CLASS R:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	867,631	$9,809,946	1,342,959	$16,929,729
Reinvested	691,037	7,510,814	391,474	4,643,822
Repurchased	(3,038,935)	(33,874,880)	(1,114,209)	(14,099,563)

Total	(1,480,267)	$(16,554,120)	620,224	$7,473,988

PRO-BLEND® MAXIMUM	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
TERM SERIES CLASS S:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,819,223	$91,999,830	7,689,830	$158,704,114
Reinvested	3,256,309	58,952,533	2,378,506	45,823,693
Repurchased	(9,214,146)	(174,772,430)	(6,672,340)	(137,649,981)

Total	(1,138,614)	$(23,820,067)	3,395,996	$66,877,826

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® MAXIMUM	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
TERM SERIES CLASS I:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	16,974,904	$179,969,886	14,883,925	$182,722,744
Reinvested	4,503,671	45,052,153	2,360,157	27,326,606
Repurchased	(23,099,621)	(241,883,377)	(8,244,435)	(101,467,299)

Total	(1,621,046)	$(16,861,338)	8,999,647	$108,582,051

PRO-BLEND® MAXIMUM	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
TERM SERIES CLASS C:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,365,586	$15,240,945	1,597,486	$20,709,342
Reinvested	842,671	8,874,715	389,379	4,701,150
Repurchased	(1,062,866)	(11,715,030)	(372,809)	(4,857,191)

Total	1,145,391	$12,400,630	1,614,056	$20,553,301

PRO-BLEND® MAXIMUM	FOR THE YEAR ENDED 10/31/15		FOR THE YEAR ENDED 10/31/14
TERM SERIES CLASS R:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	775,959	$9,983,439	698,379	$10,253,765
Reinvested	443,767	5,404,603	279,080	3,803,728
Repurchased	(1,244,285)	(15,885,118)	(541,311)	(8,033,276)

Total	(24,559)	$(497,076)	436,148	$6,024,217

At October 31, 2015, one shareholder owned 17,842,745 shares of Pro-Blend® Moderate Term Series (12.4% of shares outstanding) valued at $179,676,445. The Target 2040 Series, another series of the Fund, owned 7,512,361 shares of Pro-Blend® Maximum Term Series (10.1% of shares outstanding) valued at $75,799,725. The Target 2030 Series, another series of the Fund, owned 12,984,849 shares of Pro-Blend Extended® Term Series (10.8% of shares outstanding) valued at $124,265,001. Investment activities of this shareholder may have a material effect on the Series.

6.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. At October 31, 2015, Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series and Pro-Blend® Extended Term Series invested in futures contracts (interest rate risk).

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid. Loan assignment investments held by the Series as of October 31, 2015 are disclosed in the Investment Portfolio.

Notes to Financial Statements (continued)

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition on net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, investments in passive foreign investment companies (PFICs), real estate investment trusts and the realization for tax purposes of unrealized gains/losses on certain futures. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the fiscal year ended October 31, 2015, $635,733, $740,012, $864,944, and $352,631 was reclassified within the capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Gain on Investments for Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, respectively. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES		PRO-BLEND® MODERATE TERM SERIES
	FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14
Ordinary income	$38,358,300	$36,420,340	$35,643,078	$32,886,292
Long-term capital gains	67,058,671	53,877,818	114,044,175	60,113,225

	PRO-BLEND® EXTENDED TERM SERIES		PRO-BLEND® MAXIMUM TERM SERIES
	FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14	FOR THE YEAR ENDED 10/31/15	FOR THE YEAR ENDED 10/31/14
Ordinary income	$44,669,202	$32,878,668	$52,054,188	$34,431,429
Long-term capital gains	141,837,787	80,703,421	112,597,715	81,514,501

At October 31, 2015, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES	PRO-BLEND® MODERATE TERM SERIES	PRO-BLEND® EXTENDED TERM SERIES	PRO-BLEND® MAXIMUM TERM SERIES
Cost for federal income tax purposes	$1,389,904,791	$1,591,847,346	$1,466,586,698	$951,126,351
Unrealized appreciation	64,150,171	97,206,402	107,942,641	93,441,703
Unrealized depreciation	(40,601,154)	(62,377,321)	(69,503,148)	(61,301,219)

Net unrealized appreciation	$23,549,017	$34,829,081	$38,439,493	$32,140,484
Undistributed ordinary income	11,421,308	8,266,150	6,379,970	1,429,373
Undistributed long-term gains	—	4,854,575	25,526,149	13,576,680
Capital loss carryforwards	(7,446,262)	—	—	—

At October 31, 2015, Pro-Blend® Conservative Term Series had net short-term capital loss carryforwards of $7,446,262, which may be carried forward indefinitely.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of - Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each a series of Manning & Napier Fund, Inc., hereafter collectively referred to as the “Series”) at October 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

December 18, 2015

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law as qualified dividend income (“QDI”).

Series	QDI
Pro-Blend® Conservative Term Series	$9,007,726
Pro-Blend® Moderate Term Series	9,400,681
Pro-Blend® Extended Term Series	12,255,333
Pro-Blend® Maximum Term Series	13,377,132

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Pro-Blend® Conservative Term Series	19.99%
Pro-Blend® Moderate Term Series	19.76%
Pro-Blend® Extended Term Series	23.05%
Pro-Blend® Maximum Term Series	20.30%

The Series designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2015 as follows:

Series
Pro-Blend® Moderate Term Series	$5,100,672
Pro-Blend® Extended Term Series	26,802,456
Pro-Blend® Maximum Term Series	14,255,514

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	James E. Mikolaichik*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since August 2015
Principal Occupation(s) During Past 5 Years:

Chief Financial Officer since 2011 - Manning & Napier Advisors, LLC; Executive Vice President and Head of Strategy (2008-2011) and Chief Risk Officer (2004-2008) - Old Mutual Asset Management.

Holds or has held one or more of the following title for various subsidiaries and affiliates: Chief Financial Officer

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:

Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991;

Managing Member, Venbio (investments) since 2010

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-2014)

HLTH Corp (WebMD) (2000-2010)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-2009)

GMP Companies (2000-2011)

Cytos Biotechnology Ltd. (2012-present)

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present) Amherst Early Music, Inc. (non-profit)(2009-present) Gotham Early Music Scene, Inc. (non-profit)(2009-present) Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (1972-present) Culinary Institute of America (non-profit college) (1985-present) George Eastman House (museum) (1988-present) National Restaurant Association (restaurant trade organization) (1978-present)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present)

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor. Mr. Mikolaichik serves as the Chief Financial Officer for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

Results of Special Meeting of Shareholders

(unaudited)

A Special Meeting of the Shareholders of the Fund was held on August 18, 2015. The number of votes necessary to conduct the meeting and approve the proposal was obtained, and the results of the vote of shareholders of all the Series of the Fund voting together in the aggregate is listed below:

PROPOSAL 1:

Election of Directors

	NUMBER OF SHARES VOTED FOR	NUMBER OF SHARES WITHELD
Stephen B. Ashley	883,968,395	8,618,094
Paul A. Brooke	884,510,661	8,075,828
Peter L. Faber	884,140,893	8,445,596
James E. Mikolaichik	883,391,832	9,194,657
Harris H. Rusitzky	620,022,215	272,564,274
Chester N. Watson	884,638,809	7,947,680

{This page intentionally left blank}

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or quarterly statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNPRO-10/15-AR

Manning & Napier Fund, Inc.

Annual Report | October 31, 2015

www.manning-napier.com

QUALITY EQUITY SERIES

Quality Equity Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility defined global equity markets during the past year, largely driven by macroeconomic factors. Markets around the world experienced a correction in late August amidst a broad selloff triggered by renewed concerns about economic growth in emerging markets — China in particular — and uncertainty about the effects of that slowdown on overall global growth. Developed economies continued to provide accommodative monetary policy to combat growth concerns, although markets focused near the end of the period on whether the U.S. Federal Reserve would begin to raise policy interest rates. For much of the year, Europe struggled with uncertainty regarding Greece’s ability to secure bailout funding from its creditors, which impaired investor sentiment. China’s economy slowed, but the government continued to demonstrate a willingness to provide support through a combination of policy-easing maneuvers and targeted stimulus measures. The U.S. economy remained on a path of slow growth that nevertheless made it the best performing developed economy. U.S. stocks generally moved higher, whereas global equity markets were notably weaker. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Quality Equity Series

Fund Commentary

(unaudited)

Investment Objective

Through a combination of quantitative and fundamental analysis, the Series seeks to maximize long-term growth. The Series uses a disciplined screening process to identify companies with characteristics that are consistent with stable businesses and then conducts fundamental analyses of the identified companies. The Series primarily invests in stocks of large- and mid-size companies with strong competitive positions, high free cash flow yields, and consistent financial characteristics in order to build a concentrated portfolio of high quality stocks. The Series was launched on June 1, 2015.

Performance Commentary

Developed equity markets generally experienced negative absolute returns for the five-month period ended October 31, 2015. The MSCI World (World) Index returned -3.49% during that time. The Quality Equity Series Class S experienced negative absolute returns of -1.30% as of October 31, 2015, outperforming the World Index benchmark on a relative basis.

The Series’ outperformance relative to the World Index during the period was driven by sector positioning. Conversely, stock selection modestly detracted from relative returns. Regarding major contributors to relative performance, the Series’ overweights as compared to the benchmark to Consumer Staples and Information Technology aided relative returns, as did a lack of exposure to Energy and an underweight to Materials. Stock selection in Health Care also aided relative returns.

Offsetting a portion of the relative outperformance was stock selection in Consumer Staples, Telecommunication Services, and Materials. The Series’ overweight to Health Care relative to the benchmark slightly challenged relative returns as well.

Within the Series, we are focused on identifying and investing in attractively valued companies with secular tailwinds and strong market positions. These companies are typically leaders in their respective industry and possess strong competitive positions underscored by a sustainable competitive advantage. Some of the key traits we look for include a leading and/or growing share of the business’ target market, a strong position in an expanding industry, differentiated product/service offerings, and pricing power. We want to invest in companies that have the scale, experience, and financial strength to largely control their own destiny, and are poised to generate cash with high free cash flow yield. Such companies historically have a track record of providing growth for investors while affording a greater degree of management against downside risk than the broader equity market, thereby helping to provide investors with some stability.

As we look toward 2016, we continue to believe that the slowdown in the Chinese economy is part-and-parcel of the country’s transition from an investment-led model to a more stable and sustainable economy driven by domestic consumption. There is scope for domestic demand to pick up in Europe, which could help growth in the region to stabilize at weak levels with a modestly improving trend heading into 2016. In our view the U.S. economy is in better shape than the European economies and only modestly impacted by the slowdown in emerging markets. Our indicators point to volatility still being a buying opportunity and do not suggest capital risk is a significant near-term concern. Shareholders can expect us to remain active, flexible, and selective in our approach in order to avoid overvalued areas of the market, something Manning & Napier has done for over 40 years as an active investment manager.

Please see page 4 for additional performance information as of October 31, 2015.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Performance for the Quality Equity Series Class S shares is provided above. Performance for the Quality Equity Series Class I shares may be higher or lower based on the Class’ underlying expenses.

2

Quality Equity Series

Fund Commentary

(unaudited)

Performance Commentary (continued)

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, mid-cap risk, and the risk that the investment approach may not be successful. Funds that invest in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

3

Quality Equity Series

Performance Update as of October 31, 2015

(unaudited)

TOTAL RETURN SINCE INCEPTION[1,2]
Manning & Napier Fund, Inc. - Quality Equity Series - Class S3	-1.30%
Manning & Napier Fund, Inc. - Quality Equity Series - Class I3	-1.20%
MSCI World Index[4]	-3.49%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Quality Equity Series from its inception2 (June 1, 2015) to present (October 31, 2015) to the MSCI World Index.

1 The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2 Performance numbers for the Series and the Index are calculated from June 1, 2015, the Series’ inception date.

3 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period June 1, 2015 to October 31, 2015, this annualized net expense ratio was 0.95% for Class S and 0.70% for Class I. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 15.16% for Class S and 14.91% for Class I for the period ended October 31, 2015.

4 The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance and consists of 23 developed market country indices. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

4

Quality Equity Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to October 31, 2015).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each Class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 6/1/15*	ENDING ACCOUNT VALUE 10/31/15	EXPENSES PAID DURING PERIOD 6/1/15*-10/31/15	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$987.00	$3.93[1]	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84[2]	0.95%
Class I
Actual	$1,000.00	$988.00	$2.90[1]	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57[2]	0.70%

*Commencement of Operations.

1Expenses are equal to the Class’ annualized expense ratio (for the period 6/1/15* to 10/31/15), multiplied by the average account value over the period, multiplied by 152/365 (to reflect the period since inception). The Class’ total return would have been lower had certain expenses not been waived during the period.

2Expenses are equal to the Class’ annualized expense ratio (for the period 6/1/15* to 10/31/15), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

Quality Equity Series

Portfolio Composition as of October 31, 2015

(unaudited)

6

Quality Equity Series

Investment Portfolio - October 31, 2015

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 99.5%

Consumer Discretionary - 18.6%
Internet & Catalog Retail - 3.6%
The Priceline Group, Inc.*	30	$43,627

Media - 5.1%
Discovery Communications, Inc. - Class A*	1,290	37,978
WPP plc (United Kingdom)[1]	1,090	24,434

		62,412

Multiline Retail - 2.1%
Dollar General Corp.	380	25,753

Specialty Retail - 2.4%
Kingfisher plc (United Kingdom)[1]	5,510	29,951

Textiles, Apparel & Luxury Goods - 5.4%
Kering (France)[1]	220	40,688
LVMH Moet Hennessy Louis Vuitton SE (France)[1]	140	26,064

		66,752

Total Consumer Discretionary		228,495

Consumer Staples - 24.8%
Beverages - 10.2%
The Coca-Cola Co.	720	30,492
Diageo plc (United Kingdom)[1]	1,330	38,344
PepsiCo, Inc.	370	37,810
Pernod Ricard S.A. (France)[1]	160	18,827

		125,473

Food & Staples Retailing - 3.1%
CVS Health Corp.	380	37,536

Food Products - 6.3%
The Hershey Co.	380	33,702
Mead Johnson Nutrition Co.	390	31,980
Nestle S.A. (Switzerland)[1]	150	11,456

		77,138

Personal Products - 5.2%
Beiersdorf AG (Germany)[1]	270	25,643
L’Oreal S.A. (France)[1]	140	25,523
Unilever N.V. (United Kingdom)[1]	280	12,661

		63,827

Total Consumer Staples		303,974

Health Care - 20.0%
Health Care Equipment & Supplies - 4.5%
Baxter International, Inc.	650	24,304

The accompanying notes are an integral part of the financial statements.

7

Quality Equity Series

Investment Portfolio - October 31, 2015

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies (continued)
Medtronic plc	410	$30,307

		54,611

Health Care Providers & Services - 3.2%
Express Scripts Holding Co.*	460	39,735

Pharmaceuticals - 12.3%
Johnson & Johnson	370	37,381
Merck & Co., Inc.	710	38,809
Novartis AG (Switzerland)[1]	410	37,141
Roche Holding AG (Switzerland)[1]	140	38,010

		151,341

Total Health Care		245,687

Industrials - 9.6%
Machinery - 3.1%
Flowserve Corp.	830	38,479

Professional Services - 6.5%
Experian plc (Ireland)[1]	2,220	37,829
Nielsen Holdings plc	880	41,809

		79,638

Total Industrials		118,117

Information Technology - 22.5%
Communications Equipment - 6.3%
Cisco Systems, Inc.	880	25,388
QUALCOMM, Inc.	870	51,695

		77,083

IT Services - 6.5%
Accenture plc - Class A	230	24,656
MasterCard, Inc. - Class A	280	27,717
Visa, Inc. - Class A	360	27,929

		80,302

Software - 6.6%
Microsoft Corp.	700	36,848
Oracle Corp.	1,120	43,501

		80,349

Technology Hardware, Storage & Peripherals - 3.1%
EMC Corp.	1,460	38,281

Total Information Technology		276,015

The accompanying notes are an integral part of the financial statements.

8

Quality Equity Series

Investment Portfolio - October 31, 2015

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Materials - 2.1%
Chemicals - 2.1%
Monsanto Co.	270	$25,169

Telecommunication Services - 1.9%
Diversified Telecommunication Services - 1.9%
Telenor ASA (Norway)[1]	1,230	23,171

TOTAL COMMON STOCKS
(Identified Cost $1,218,471)		1,220,628

SHORT-TERM INVESTMENT - 3.2%
Dreyfus Cash Management, Inc. - Institutional Shares[2], 0.06%
(Identified Cost $39,845)	39,845	39,845

TOTAL INVESTMENTS - 102.7%
(Identified Cost $1,258,316)		1,260,473
LIABILITIES, LESS OTHER ASSETS - (2.7%)		(33,128)

NET ASSETS - 100%		$1,227,345

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading. 2Rate shown is the current yield as of October 31, 2015.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Quality Equity Series

Statement of Assets & Liabilities

October 31, 2015

ASSETS:

Investments, at value (identified cost $1,258,316) (Note 2)	$1,260,473
Receivable from investment advisor	16,790
Dividends receivable	1,061
Receivable for fund shares sold	250

TOTAL ASSETS	1,278,574

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	9,829
Accrued Chief Compliance Officer service fees (Note 3)	421
Accrued shareholder services fees (Class S) (Note 3)	152
Accrued transfer agent fees (Note 3)	27
Accrued Directors’ fees (Note 3)	4
Audit fees payable	25,938
Accrued registration fees	11,075
Other payables and accrued expenses	3,783

TOTAL LIABILITIES	51,229

TOTAL NET ASSETS	$1,227,345

NET ASSETS CONSIST OF:

Capital stock	$1,243
Additional paid-in-capital	1,233,156
Undistributed net investment income	4,277
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(13,494)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	2,163

TOTAL NET ASSETS	$1,227,345

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($733,128/74,251 shares)	$9.87

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($494,217/ 50,000 shares)	$9.88

The accompanying notes are an integral part of the financial statements.

10

Quality Equity Series

Statement of Operations

For the Period June 1, 2015* to October 31, 2015

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $57)	$8,240

EXPENSES:

Fund accounting and administration fees (Note 3)	16,933
Management fees (Note 3)	2,567
Chief Compliance Officer service fees (Note 3)	1,053
Shareholder services fees (Class S)(Note 3)	663
Transfer agent fees (Note 3)	48
Directors’ fees (Note 3)	25
Audit fees	31,590
Registration fees	12,050
Custodian fees	1,467
Miscellaneous	3,851

Total Expenses	70,247
Less reduction of expenses (Note 3)	(66,313)

Net Expenses	3,934

NET INVESTMENT INCOME	4,306

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized loss on-
Investments	(13,494)
Foreign currency and translation of other assets and liabilities	(29)

(13,523)

Net change in unrealized appreciation (depreciation) on-
Investments	2,157
Foreign currency and translation of other assets and liabilities	6

2,163

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(11,360)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,054)

*Commencement of operations.

The accompanying notes are an integral part of the financial statements.

11

Quality Equity Series

Statement of Changes in Net Assets

FOR THE PERIOD 6/1/15* TO 10/31/15
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$4,306
Net realized loss on investments and foreign currency	(13,523)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	2,163

Net decrease from operations	(7,054)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	1,234,399

Net increase in net assets	1,227,345

NET ASSETS:

Beginning of period	—

End of period (including undistributed net investment income of $ 4,277)	$1,227,345

*Commencement of operations.

The accompanying notes are an integral part of the financial statements.

12

Quality Equity Series

Financial Highlights - Class S

FOR THE PERIOD 6/01/15[1] TO 10/31/15
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.03
Net realized and unrealized loss on investments	(0.16)

Total from investment operations	(0.13)

Net asset value - End of period	$9.87

Net assets - End of period (000’s omitted)	$733

Total return[3]	(1.30%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.95%[4]
Net investment income	0.81%[4]
Portfolio turnover	26%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:
14.21%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

13

Quality Equity Series

Financial Highlights - Class I

FOR THE PERIOD 6/01/15[1] TO 10/31/15
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.04
Net realized and unrealized loss on investments	(0.16)

Total from investment operations	(0.12)

Net asset value - End of period	$9.88

Net assets - End of period (000’s omitted)	$494

Total return[3]	(1.20%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%[4]
Net investment income	1.07%[4]
Portfolio turnover	26%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:
14.21%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

14

Quality Equity Series

Notes to Financial Statements

1.	Organization

Quality Equity Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ primary investment objective is to provide long-term growth.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2015, 10.7 billion shares have been designated in total among 41 series, of which 100 million have been designated as Quality Equity Series Class S common stock, and 100 million have been designated as Quality Equity Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

15

Quality Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2015 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$228,495	$107,358	$121,137	$—
Consumer Staples	303,974	171,520	132,454	—
Health Care	245,687	170,536	75,151	—
Industrials	118,117	80,288	37,829	—
Information Technology	276,015	276,015	—	—
Materials	25,169	25,169	—	—
Telecommunication Services	23,171	—	23,171	—
Mutual fund	39,845	39,845	—	—

Total assets	$1,260,473	$870,731	$389,742	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of June 1, 2015 (commencement of operations) or October 31, 2015.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the period ended October 31, 2015.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and

16

Quality Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2015, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended October 31, 2015. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.55% of the Series’ average daily net assets.

17

Quality Equity Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least February 28, 2017, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series exclusive of each share class’ shareholder services fee, at no more than 0.70% of average daily net assets. Accordingly, the Advisor waived fees of $66,313 for the period ended October 31, 2015, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the period ended October 31, 2015, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $1,493,354 and $261,389, respectively. There were no purchases or sales of U.S. Government securities.

18

Quality Equity Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I of Quality Equity Series were:

CLASS S:	FOR THE PERIOD 6/1/15* TO 10/31/15
	SHARES	AMOUNT
Sold	74,251	$734,399
Reinvested	—	—
Repurchased	—	—

Total	74,251	$734,399

CLASS I:	FOR THE PERIOD 6/1/15* TO 10/31/15
	SHARES	AMOUNT
Sold	50,000	$500,000
Reinvested	—	—
Repurchased	—	—

Total	50,000	$500,000

*Commencement of operations.

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2015.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including, capital loss carryforwards not yet utilized and losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the period ended October 31, 2015, $29 was reclassified within the capital accounts to Accumulated Net Realized Loss on Investments from Undistributed Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

There were no distributions for the period ended October 31, 2015.

19

Quality Equity Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At October 31, 2015, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$1,261,044
Unrealized appreciation	40,538
Unrealized depreciation	(41,109)

Net unrealized depreciation	$(571)

Undistributed ordinary income	$4,277
Capital loss carryforwards	$(10,766)

At October 31, 2015, the Series had net short-term capital loss carryforwards of $10,766, which may be carried forward indefinitely.

20

Quality Equity Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Quality Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Quality Equity Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at October 31, 2015 and the results of its operations, the changes in its net assets and the financial highlights for the period June 1, 2015 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

New York, New York

December 18, 2015

21

Quality Equity Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 18, 2014, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2014 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 28 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 20 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios and thus the Advisor is incurring those expenses over the caps. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.[1]

22

Quality Equity Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

[1]

In the May 2015 Board meeting the Board approved a reduction in the management fee and expense cap for the Quality Equity Series after considering an analysis of the advisory fee and total expense ratio compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar basis. The analysis reflected that the Advisor’s contractual advisory fee was lower than, or equal to, the Morningstar mean and median reported advisory fees and the total expense ratio for each class of the Quality Equity Series was less than the mean and median reported total expense ratios.

23

Quality Equity Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	James E. Mikolaichik*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2015
Principal Occupation(s) During Past 5 Years:

Chief Financial Officer since 2011 - Manning & Napier Advisors, LLC; Executive Vice President and Head of Strategy (2008-2011) and Chief Risk Officer (2004-2008) - Old Mutual Asset Management.

Holds or has held one or more of the following title for various subsidiaries and affiliates: Chief Financial Officer

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	69
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:

Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) - Alsius Corporation (investments);

Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-2009)
GMP Companies (2000-2011)
Cytos Biotechnology Ltd. (2012-present)

24

Quality Equity Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present)
Amherst Early Music, Inc. (non-profit)(2009-present)
Gotham Early Music Scene, Inc. (non-profit)(2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (1972-present)
Culinary Institute of America (non-profit college) (1985-present)
George Eastman House (museum) (1988-present)
National Restaurant Association (restaurant trade organization) (1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present)

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

25

Quality Equity Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor. Mr. Mikolaichik serves as the Chief Financial Officer for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

26

Quality Equity Series

Results of Special Meeting of Shareholders

(unaudited)

A Special Meeting of the Shareholders of the Fund was held on August 18, 2015. The number of votes necessary to conduct the meeting and approve the proposal was obtained, and the results of the vote of shareholders of all the Series of the Fund voting together in the aggregate is listed below:

PROPOSAL 1:

Election of Directors

	NUMBER OF SHARES VOTED FOR	NUMBER OF SHARES WITHELD
Stephen B. Ashley	883,968,395	8,618,094
Paul A. Brooke	884,510,661	8,075,828
Peter L. Faber	884,140,893	8,445,596
James E. Mikolaichik	883,391,832	9,194,657
Harris H. Rusitzky	620,022,215	272,564,274
Chester N. Watson	884,638,809	7,947,680

27

{This page intentionally left blank}

28

{This page intentionally left blank}

29

Quality Equity Series

Literature Requests

(unaudited)

Proxy Voting Policies and	Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNQEQ-10/15-AR

ITEM 2: CODE OF ETHICS

(a)

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d)	Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Stephen B. Ashley, Paul A. Brooke, Harris H. Rusitzky, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series, Tax Managed Series, Equity Series, Overseas Series, Disciplined Value Series, Quality Equity Series, Target Income Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, Target 2055 Series, and Target 2060 Series collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended October 31, 2015 and 2014 were:

	2015	2014

Audit Fees (a)	$ 453,766	$ 402,710

Audit Related Fees (b)	$0	$ 0

Tax Fees (c)	$ 134,150	$ 118,510

All Other Fees (d)	$ 0	$ 0

	$587,916	$521,220

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2015 and 2014.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and
ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2015	2014

Audit Related Fees	$ 1,944	$ 1,944

Tax Fees	$ 0	$ 0

	$ 1,944	$ 1,944

The Audit Related fees for the years ended October 31, 2015 and 2014 were for a license for proprietary authoritative financial reporting and assurance literature library software.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2015 and 2014.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2015 and 2014 were $587,916 and $521,220, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $1,944 and $1,944, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6: INVESTMENTS

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8: PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11: CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12: EXHIBITS

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(3)	Not applicable.

(b)

A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX- 99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ James Mikolaichik

James Mikolaichik

President & Principal Executive Officer of Manning & Napier Fund, Inc.

Date:  December 14, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James Mikolaichik

James Mikolaichik

President & Principal Executive Officer of Manning & Napier Fund, Inc.

Date:  December 14, 2015

/s/ Christine Glavin

Christine Glavin

Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.

Date:  December 14, 2015